UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
JUNE 30, 2019

AC Alternatives® Disciplined Long Short Fund
Investor Class (ACDJX)
I Class (ACDKX)
A Class (ACDQX)
C Class (ACDHX)
R Class (ACDWX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACDJX	1.49%	5.84%	10.86%	10/31/11
HFRX Equity Hedge Index	—	-4.24%	0.66%	2.32%	—
MSCI World Index	—	6.33%	6.60%	10.10%	—
Russell 1000 Growth Index	—	11.56%	13.38%	15.68%	—
I Class	ACDKX	1.71%	6.06%	11.08%	10/31/11
A Class	ACDQX				10/31/11
No sales charge		1.28%	5.58%	10.58%
With sales charge		-4.54%	4.34%	9.73%
C Class	ACDHX	0.50%	4.79%	9.76%	10/31/11
R Class	ACDWX	1.01%	5.32%	10.31%	10/31/11
Effective February 15, 2019, the fund's secondary benchmark changed from the Russell 1000 Growth Index to the MSCI World Index. The fund's investment advisor believes that the MSCI World Index aligns better with the fund's strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $22,049

HFRX Equity Hedge Index — $11,927

MSCI World Index — $20,913

Russell 1000 Growth Index — $30,558

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
2.39%	2.19%	2.64%	3.39%	2.89%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

AC Alternatives Disciplined Long Short returned 1.49%* for the fiscal year ended June 30, 2019, while the HFRX Equity Hedge Index, the fund’s benchmark, returned -4.24%. By comparison, the MSCI World Index, a measure of global equity market performance, returned 6.33%.

The fund seeks to participate in strong markets, with the expectation that it will deliver somewhat lower-than-market returns during a sustained rally. It also seeks to protect in down markets, with the goal of outperforming during market declines. During the reporting period, stocks rose further to record highs, but also experienced periods of sharp volatility, particularly in late 2018 and May 2019. During times when the market rose sharply, most notably beginning in January 2019, the fund participated in the rally, but trailed large-cap growth stocks.

The fund’s largest exposure was to the information technology sector, which was the leading contributor to absolute performance. Positioning within the financials and health care sectors were also additive, whereas energy and real estate sectors detracted. From a country perspective, companies based within the U.S. contributed most, while those based in Germany and Australia provided a headwind to results.

Information Technology, Financials and Health Care Contributed

The information technology sector made the leading contribution to performance during the year. Four of the top 10 individual contributing positions were technology stocks. These names include software companies Microsoft, 2U and Oracle, as well as IT services company USA Technologies, which we have since exited. The long position in Microsoft bolstered results as the stock price rose over the latter half of the period on the back of solid growth across multiple lines of its business. The company scores well for growth, valuation and quality factors. A short position in 2U was also beneficial as the online education company’s stock price fell on reduced enrollment figures. The company scores poorly for sentiment and valuation. Long positions in Cadence Design Systems, Intuit and Visa were other sources of strength within the sector. As a group, these stocks scored highly on multiple metrics.

Positioning within the financials sector was also a source of strength. Short positions in many banks added to performance. In general, many banks struggled during the 12 months due to a falling rate environment and flatter yield curve (difference between short- and long-term interest rate), which reduce revenues earned on lending activity. In particular, Equity Bancshares saw its price slide during the period amid a class action lawsuit. The stock carries low scores for quality and sentiment. Positioning within the capital markets and insurance industries was also beneficial. A long position in insurer Progressive was among the top individual contributors to performance.

Within the health care sector, both long and short positions in the pharmaceuticals industry were additive, particularly a long position in Eli Lilly & Co. and a short position in Aerie Pharmaceuticals. Positioning in biotechnology, health care providers and services, and health care equipment and supplies was also helpful. Other top contributors for the period included long positions in consumer discretionary companies Deckers Outdoor and AutoZone.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Notable Detractors Included Energy and Real Estate

On a sector basis, energy stocks detracted the most from absolute performance, led by a long position in energy equipment and services company Halliburton. The stock price slid during the period and factor scores deteriorated. We exited the position. A long position in oil, gas and consumable fuels company EOG Resources was also among the top individual detractors. The exploration and extraction company’s stock fell over the period, in part due to oil price volatility. A long position in Continental Resources was also among the top detractors within the sector. We have since exited the stock.

Positions within the real estate sector also weighed on results. A long position in real estate management and development company Newmark Group was among the leading individual detractors from performance. The developer’s stock price fell during the first half of the period. Its sentiment, quality and valuation scores fell, and we exited our position. A short position in Alexandria Real Estate Equities was also among the top individual detractors. Other notable detractors were from the hotels, restaurants and leisure industry within the consumer discretionary sector and included a short position in Belmond and a long position in Las Vegas Sands. We have since closed both of these positions.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our broad sector exposures reflect the net effect of the underlying individual long and short positions.

At period-end, we held significant exposure to information technology, financials, consumer staples and consumer discretionary. In information technology, stocks in the software and services, semiconductors and semiconductor equipment, and computers and peripherals industry groups are attractive along multiple dimensions of our stock selection process. Our financials long positions are led by holdings in the capital markets industry. The consumer staples and consumer discretionary sectors long positions reflect allocations to the beverages and retailing industry groups, respectively. Conversely, we are finding fewer opportunities within the utilities and communication services sectors.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Long Holdings	% of net assets
Microsoft Corp.	1.98%
Apple, Inc.	1.94%
Amazon.com, Inc.	1.91%
Republic Services, Inc.	1.86%
Facebook, Inc., Class A	1.73%
Mastercard, Inc., Class A	1.51%
Oracle Corp. (New York)	1.47%
PayPal Holdings, Inc.	1.46%
Anglo American plc	1.44%
Thermo Fisher Scientific, Inc.	1.42%

Top Five Short Holdings	% of net assets
Pinnacle Financial Partners, Inc.	(1.46)%
Amphenol Corp., Class A	(1.19)%
TFS Financial Corp.	(1.06)%
Marriott International, Inc., Class A	(0.89)%
Insteel Industries, Inc.	(0.84)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.7%
Foreign Common Stocks*	17.6%
Rights	—**
Domestic Common Stocks Sold Short	(53.4)%
Foreign Common Stocks Sold Short*	(2.3)%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	48.3%***
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.
***Amount relates primarily to deposits for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,052.40	$8.65	1.70%
I Class	$1,000	$1,054.00	$7.64	1.50%
A Class	$1,000	$1,051.30	$9.92	1.95%
C Class	$1,000	$1,047.20	$13.71	2.70%
R Class	$1,000	$1,050.30	$11.18	2.20%
Hypothetical
Investor Class	$1,000	$1,016.36	$8.50	1.70%
I Class	$1,000	$1,017.36	$7.50	1.50%
A Class	$1,000	$1,015.13	$9.74	1.95%
C Class	$1,000	$1,011.41	$13.47	2.70%
R Class	$1,000	$1,013.89	$10.99	2.20%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 107.3%
Aerospace and Defense — 0.2%
Curtiss-Wright Corp.	449	$57,081
Mercury Systems, Inc.(1)	914	64,300
		121,381
Air Freight and Logistics — 0.5%
CH Robinson Worldwide, Inc.	3,064	258,448
Airlines — 0.2%
Air France-KLM(1)	9,991	96,029
Auto Components — 0.5%
Goodyear Tire & Rubber Co. (The)	17,773	271,927
Automobiles — 0.4%
Peugeot SA	7,581	186,840
Banks — 7.0%
Banco Bilbao Vizcaya Argentaria SA	28,285	158,175
Bank of Commerce Holdings	11,408	121,952
Bank7 Corp.(1)	5,222	96,555
C&F Financial Corp.	1,208	65,969
Central Pacific Financial Corp.	8,953	268,232
Central Valley Community Bancorp	9,063	194,583
Comerica, Inc.	4,298	312,207
East West Bancorp, Inc.	2,663	124,549
Fifth Third Bancorp	15,615	435,658
Financial Institutions, Inc.	5,110	148,956
Independent Bank Corp.	11,658	254,028
JPMorgan Chase & Co.	2,190	244,842
Orrstown Financial Services, Inc.	1,152	25,332
PCB Bancorp.	8,909	151,809
Peoples Bancorp of North Carolina, Inc.	1,455	43,723
Peoples Bancorp, Inc.	2,801	90,360
United Community Banks, Inc.	16,071	458,988
Wells Fargo & Co.	3,246	153,601
West Bancorporation, Inc.	11,934	253,239
		3,602,758
Beverages — 3.0%
Carlsberg A/S, B Shares	2,158	286,152
Coca-Cola Co. (The)(2)	12,824	652,998
Monster Beverage Corp.(1)	1,482	94,596
PepsiCo, Inc.	3,708	486,230
		1,519,976
Biotechnology — 4.2%
AbbVie, Inc.	3,058	222,378
Amgen, Inc.	1,413	260,388

10

	Shares	Value
Anika Therapeutics, Inc.(1)	1,018	$41,351
BioSpecifics Technologies Corp.(1)	1,339	79,952
Celgene Corp.(1)	2,580	238,495
Chimerix, Inc.(1)	68,568	296,214
Eagle Pharmaceuticals, Inc.(1)	3,500	194,880
Esperion Therapeutics, Inc.(1)	1,020	47,451
Exact Sciences Corp.(1)	681	80,385
Genomic Health, Inc.(1)	1,984	115,409
Halozyme Therapeutics, Inc.(1)	8,240	141,563
Incyte Corp.(1)	2,928	248,763
Molecular Templates, Inc.(1)	12,657	105,686
Veracyte, Inc.(1)	3,136	89,407
		2,162,322
Building Products — 0.3%
CSW Industrials, Inc.	478	32,576
Masco Corp.	2,673	104,888
		137,464
Capital Markets — 3.7%
Ameriprise Financial, Inc.	780	113,225
Artisan Partners Asset Management, Inc., Class A	3,779	103,998
Cowen, Inc., Class A(1)	2,853	49,043
Evercore, Inc., Class A	2,906	257,384
FactSet Research Systems, Inc.	555	159,041
Ladenburg Thalmann Financial Services, Inc.	15,659	53,710
LPL Financial Holdings, Inc.	5,701	465,031
MSCI, Inc.	666	159,034
Piper Jaffray Cos.	4,170	309,706
SBI Holdings, Inc.	4,200	104,226
Silvercrest Asset Management Group, Inc., Class A	7,652	107,358
		1,881,756
Chemicals — 0.3%
AdvanSix, Inc.(1)	4,334	105,880
Tredegar Corp.	4,275	71,050
		176,930
Commercial Services and Supplies — 2.9%
Cimpress NV(1)	1,126	102,342
Knoll, Inc.	2,195	50,441
Republic Services, Inc.(2)	10,979	951,221
Tetra Tech, Inc.	2,459	193,154
Waste Management, Inc.	1,648	190,130
		1,487,288
Communications Equipment — 1.3%
Cisco Systems, Inc.	6,478	354,541
Lumentum Holdings, Inc.(1)	734	39,203
Motorola Solutions, Inc.	1,550	258,431
		652,175

11

	Shares	Value
Construction and Engineering — 1.8%
ACS Actividades de Construccion y Servicios SA	5,872	$234,461
EMCOR Group, Inc.(2)	7,247	638,461
MYR Group, Inc.(1)	989	36,939
		909,861
Consumer Finance — 1.9%
Curo Group Holdings Corp.(1)	12,355	136,523
Discover Financial Services	4,068	315,636
Elevate Credit, Inc.(1)	20,083	82,742
Enova International, Inc.(1)	2,641	60,875
Green Dot Corp., Class A(1)	1,840	89,976
Regional Management Corp.(1)	2,303	60,730
Synchrony Financial	7,111	246,538
		993,020
Containers and Packaging — 0.4%
Ardagh Group SA	5,050	88,375
Berry Global Group, Inc.(1)	926	48,698
Packaging Corp. of America	664	63,293
		200,366
Distributors — 0.3%
Core-Mark Holding Co., Inc.	4,236	168,254
Diversified Telecommunication Services — 0.2%
Telefonica SA	10,481	86,067
Electric Utilities — 2.1%
CLP Holdings Ltd.	9,500	104,670
Contact Energy Ltd.	97,738	525,560
Iberdrola SA	41,788	416,830
Spark Energy, Inc., Class A	2,505	28,031
		1,075,091
Electrical Equipment — 0.6%
Atkore International Group, Inc.(1)	1,574	40,719
AZZ, Inc.	3,301	151,912
Rockwell Automation, Inc.	754	123,528
		316,159
Electronic Equipment, Instruments and Components — 2.3%
CDW Corp.	3,036	336,996
FLIR Systems, Inc.	3,268	176,799
Hitachi Ltd.	2,500	91,880
National Instruments Corp.	4,756	199,704
Zebra Technologies Corp., Class A(1)	1,675	350,896
		1,156,275
Energy Equipment and Services — 0.9%
Helix Energy Solutions Group, Inc.(1)	18,413	158,904
Matrix Service Co.(1)	1,776	35,982
SBM Offshore NV	13,135	254,261
		449,147

12

	Shares	Value
Entertainment — 0.5%
Electronic Arts, Inc.(1)	1,950	$197,457
Netflix, Inc.(1)	166	60,975
		258,432
Equity Real Estate Investment Trusts (REITs) — 3.7%
American Homes 4 Rent, Class A	4,710	114,500
CareTrust REIT, Inc.	6,950	165,271
GEO Group, Inc. (The)	25,152	528,444
Lexington Realty Trust	2,950	27,760
Link REIT	29,000	356,699
PS Business Parks, Inc.	2,693	453,851
Regency Centers Corp.	1,568	104,648
Saul Centers, Inc.	2,917	163,731
		1,914,904
Food and Staples Retailing — 0.9%
Axfood AB	20,500	405,653
Performance Food Group Co.(1)	794	31,784
		437,437
Food Products — 1.3%
General Mills, Inc.	2,921	153,411
Hershey Co. (The)	3,726	499,396
		652,807
Gas Utilities — 0.7%
Italgas SpA	52,177	350,306
Health Care Equipment and Supplies — 2.3%
Accuray, Inc.(1)	20,052	77,601
Hill-Rom Holdings, Inc.	2,362	247,113
Hologic, Inc.(1)	3,815	183,196
Integer Holdings Corp.(1)	3,223	270,474
Masimo Corp.(1)	826	122,925
NuVasive, Inc.(1)	3,747	219,349
Orthofix Medical, Inc.(1)	610	32,257
Surmodics, Inc.(1)	797	34,407
		1,187,322
Health Care Providers and Services — 1.0%
Amedisys, Inc.(1)	673	81,709
CorVel Corp.(1)	1,683	146,438
Ensign Group, Inc. (The)	1,951	111,051
UnitedHealth Group, Inc.	646	157,630
		496,828
Health Care Technology — 0.7%
Computer Programs & Systems, Inc.	2,515	69,892
HealthStream, Inc.(1)	4,175	107,966
Veeva Systems, Inc., Class A(1)	1,129	183,022
		360,880
Hotels, Restaurants and Leisure — 1.9%
Bloomin' Brands, Inc.	1,753	33,149

13

	Shares	Value
Chipotle Mexican Grill, Inc.(1)	564	$413,344
Darden Restaurants, Inc.	1,499	182,473
Extended Stay America, Inc.	5,247	88,622
Nathan's Famous, Inc.	969	75,698
Sands China Ltd.	31,200	149,561
Texas Roadhouse, Inc.	988	53,026
		995,873
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc.	1,854	65,113
Insurance — 4.1%
Donegal Group, Inc., Class A	8,780	134,071
James River Group Holdings Ltd.	8,114	380,546
Mercury General Corp.	5,360	335,000
Progressive Corp. (The)(2)	8,432	673,970
Unipol Gruppo SpA	119,078	578,724
		2,102,311
Interactive Media and Services — 2.4%
Alphabet, Inc., Class A(1)	321	347,579
Facebook, Inc., Class A(1)(2)	4,595	886,835
		1,234,414
Internet and Direct Marketing Retail — 2.6%
Amazon.com, Inc.(1)(2)	515	975,219
eBay, Inc.	6,403	252,919
Rakuten, Inc.	10,800	128,797
		1,356,935
IT Services — 6.6%
Akamai Technologies, Inc.(1)	1,248	100,015
EVERTEC, Inc.	2,867	93,751
Fidelity National Information Services, Inc.	1,538	188,682
Global Payments, Inc.	763	122,179
Mastercard, Inc., Class A(2)	2,923	773,221
Okta, Inc.(1)	3,775	466,250
PayPal Holdings, Inc.(1)(2)	6,529	747,309
TTEC Holdings, Inc.	1,020	47,522
Visa, Inc., Class A(2)	3,976	690,035
Wirecard AG	837	140,835
		3,369,799
Leisure Products — 0.6%
MasterCraft Boat Holdings, Inc.(1)	1,451	28,425
Vista Outdoor, Inc.(1)	31,644	280,999
		309,424
Life Sciences Tools and Services — 1.7%
Bio-Rad Laboratories, Inc., Class A(1)	93	29,071
Lonza Group AG(1)	377	127,228
Thermo Fisher Scientific, Inc.(2)	2,482	728,914
		885,213

14

	Shares	Value
Machinery — 0.8%
Allison Transmission Holdings, Inc.	2,985	$138,355
Gardner Denver Holdings, Inc.(1)	4,701	162,655
Graham Corp.	2,703	54,628
L.B. Foster Co., Class A(1)	1,660	45,384
Tennant Co.	496	30,355
		431,377
Metals and Mining — 4.5%
Anglo American plc	25,726	735,869
BHP Group Ltd.	23,149	670,596
BHP Group plc	11,116	283,707
Compass Minerals International, Inc.	1,492	81,985
Evraz plc	3,697	31,344
Fortescue Metals Group Ltd.	29,934	190,542
Iluka Resources Ltd.	34,137	258,720
Royal Gold, Inc.	497	50,937
		2,303,700
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Exantas Capital Corp.	13,391	151,452
Oil, Gas and Consumable Fuels — 3.1%
Aker BP ASA	2,333	67,268
Arch Coal, Inc., Class A	1,026	96,659
Cabot Oil & Gas Corp.	4,056	93,126
CVR Energy, Inc.	7,056	352,729
EOG Resources, Inc.	4,098	381,770
Gaztransport Et Technigaz SA	1,280	128,315
Hallador Energy Co.	14,970	84,281
Lundin Petroleum AB	4,062	126,414
Par Pacific Holdings, Inc.(1)	7,855	161,185
Phillips 66	984	92,043
		1,583,790
Paper and Forest Products — 0.4%
Domtar Corp.	3,680	163,870
P.H. Glatfelter Co.	3,950	66,676
		230,546
Personal Products — 0.5%
elf Beauty, Inc.(1)	5,390	75,999
Estee Lauder Cos., Inc. (The), Class A	751	137,515
Nature's Sunshine Products, Inc.(1)	3,123	29,013
		242,527
Pharmaceuticals — 2.1%
Daiichi Sankyo Co. Ltd.	1,900	99,204
Eli Lilly & Co.	2,029	224,793
Horizon Therapeutics plc(1)	6,271	150,880
Jazz Pharmaceuticals plc(1)	837	119,323
Pacira BioSciences, Inc.(1)	1,275	55,450
Roche Holding AG	950	267,298

15

	Shares	Value
Sawai Pharmaceutical Co. Ltd.	2,100	$113,929
Zoetis, Inc.	242	27,465
		1,058,342
Professional Services — 1.0%
ASGN, Inc.(1)	749	45,389
Heidrick & Struggles International, Inc.	1,468	43,996
Kforce, Inc.	3,233	113,446
Korn Ferry	2,246	89,997
Persol Holdings Co. Ltd.	4,900	115,447
Robert Half International, Inc.	1,411	80,441
TrueBlue, Inc.(1)	1,957	43,172
		531,888
Real Estate Management and Development — 1.7%
CK Asset Holdings Ltd.	14,000	109,288
Hysan Development Co., Ltd.	39,000	201,571
Jones Lang LaSalle, Inc.	346	48,679
Kerry Properties Ltd.	43,000	180,676
Sun Hung Kai Properties Ltd.	16,500	280,210
Swire Properties Ltd.	8,400	33,951
Wharf Holdings Ltd. (The)	11,000	29,086
		883,461
Road and Rail — 0.5%
CSX Corp.	3,220	249,131
Semiconductors and Semiconductor Equipment — 2.6%
Analog Devices, Inc.	515	58,128
Cirrus Logic, Inc.(1)	2,305	100,729
Inphi Corp.(1)	3,475	174,097
Intel Corp.	3,272	156,631
Lattice Semiconductor Corp.(1)	5,927	86,475
NVIDIA Corp.	1,370	224,995
ON Semiconductor Corp.(1)	8,250	166,732
Qorvo, Inc.(1)	4,424	294,683
QUALCOMM, Inc.	431	32,786
Skyworks Solutions, Inc.	675	52,157
		1,347,413
Software — 11.8%
Adobe, Inc.(1)	619	182,388
Agilysys, Inc.(1)	2,082	44,701
ANSYS, Inc.(1)	1,403	287,362
Box, Inc., Class A(1)	7,678	135,210
Cadence Design Systems, Inc.(1)	5,914	418,770
Cornerstone OnDemand, Inc.(1)	2,327	134,803
Fortinet, Inc.(1)	469	36,033
Intuit, Inc.	2,394	625,624
LogMeIn, Inc.	857	63,144
Microsoft Corp.(2)	7,564	1,013,273
Model N, Inc.(1)	3,385	66,008

16

	Shares	Value
Oracle Corp. (New York)(2)	13,176	$750,637
Paycom Software, Inc.(1)(2)	3,187	722,557
Paylocity Holding Corp.(1)	816	76,557
Progress Software Corp.	4,920	214,610
Proofpoint, Inc.(1)	936	112,554
ServiceNow, Inc.(1)	921	252,879
Synopsys, Inc.(1)	365	46,972
Temenos AG(1)	1,284	229,917
Teradata Corp.(1)	6,859	245,895
Verint Systems, Inc.(1)	3,981	214,098
VMware, Inc., Class A	908	151,827
		6,025,819
Specialty Retail — 1.7%
AutoZone, Inc.(1)(2)	578	635,494
Murphy USA, Inc.(1)	701	58,905
O'Reilly Automotive, Inc.(1)	335	123,722
Ulta Beauty, Inc.(1)	122	42,321
		860,442
Technology Hardware, Storage and Peripherals — 2.4%
Apple, Inc.(2)	5,016	992,767
Avid Technology, Inc.(1)	23,629	215,496
		1,208,263
Textiles, Apparel and Luxury Goods — 2.9%
adidas AG	418	129,047
Columbia Sportswear Co.	2,042	204,527
Deckers Outdoor Corp.(1)(2)	3,896	685,579
NIKE, Inc., Class B	999	83,866
Tapestry, Inc.	7,385	234,326
Under Armour, Inc., Class C(1)	5,561	123,454
		1,460,799
Thrifts and Mortgage Finance — 3.2%
Essent Group Ltd.(1)	8,739	410,646
Flagstar Bancorp, Inc.	7,982	264,523
FS Bancorp, Inc.	2,579	133,773
NMI Holdings, Inc., Class A(1)	4,123	117,052
PennyMac Financial Services, Inc.	1,294	28,701
Radian Group, Inc.	5,178	118,317
Riverview Bancorp, Inc.	23,816	203,389
Sterling Bancorp, Inc.	18,778	187,217
Walker & Dunlop, Inc.	3,073	163,514
		1,627,132
Trading Companies and Distributors — 1.6%
Foundation Building Materials, Inc.(1)	18,769	333,713
HD Supply Holdings, Inc.(1)	10,303	415,005
Lawson Products, Inc.(1)	1,811	66,518
		815,236

17

	Shares	Value
Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	2,333	$35,088
TOTAL COMMON STOCKS (Cost $47,568,201)		54,933,938
RIGHTS†
Construction and Engineering†
ACS Actividades de Construccion y Servicios SA(1) (Cost $9,682)	5,872	9,214
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $28,526), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $28,013)		28,008
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,988	5,988
TOTAL TEMPORARY CASH INVESTMENTS (Cost $33,996)		33,996
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 107.4% (Cost $47,611,879)		54,977,148
COMMON STOCKS SOLD SHORT — (55.7)%
Aerospace and Defense — (0.6)%
Arconic, Inc.	(4,465)	(115,287)
BWX Technologies, Inc.	(3,593)	(187,195)
		(302,482)
Air Freight and Logistics — (0.2)%
Yamato Holdings Co. Ltd.	(6,000)	(122,229)
Auto Components — (0.3)%
Dorman Products, Inc.	(1,407)	(122,606)
LCI Industries	(611)	(54,990)
		(177,596)
Banks — (6.5)%
Allegiance Bancshares, Inc.	(7,718)	(257,318)
Amalgamated Bank, Class A	(2,254)	(39,332)
Bank of Princeton (The)	(1,121)	(33,630)
Bankwell Financial Group, Inc.	(1,903)	(54,616)
BOK Financial Corp.	(1,237)	(93,369)
Equity Bancshares, Inc., Class A	(3,214)	(85,685)
HarborOne Bancorp, Inc.	(14,091)	(263,924)
Howard Bancorp, Inc.	(18,133)	(275,078)
Independent Bank Corp.	(4,189)	(318,992)
Investar Holding Corp.	(7,135)	(170,170)
MVB Financial Corp.	(2,520)	(42,739)
Old Line Bancshares, Inc.	(10,004)	(266,207)
Origin Bancorp, Inc.	(3,627)	(119,691)
Pinnacle Financial Partners, Inc.	(12,996)	(747,010)
Reliant Bancorp, Inc.	(4,470)	(105,626)
Seacoast Banking Corp. of Florida	(6,199)	(157,703)
Select Bancorp, Inc.	(7,797)	(89,198)
Triumph Bancorp, Inc.	(4,140)	(120,267)

18

	Shares	Value
United Bankshares, Inc.	(2,899)	$(107,524)
		(3,348,079)
Beverages — (0.8)%
Brown-Forman Corp., Class B	(7,451)	(413,009)
Biotechnology — (4.2)%
Aeglea BioTherapeutics, Inc.	(5,800)	(39,730)
Aimmune Therapeutics, Inc.	(3,565)	(74,223)
Albireo Pharma, Inc.	(2,149)	(69,284)
Alder Biopharmaceuticals, Inc.	(5,757)	(67,760)
Atara Biotherapeutics, Inc.	(3,233)	(65,016)
Audentes Therapeutics, Inc.	(2,724)	(103,131)
Avrobio, Inc.	(2,530)	(41,138)
Catalyst Pharmaceuticals, Inc.	(20,467)	(78,593)
Celcuity, Inc.	(1,480)	(37,000)
Clovis Oncology, Inc.	(2,693)	(40,045)
Deciphera Pharmaceuticals, Inc.	(2,857)	(64,425)
Fate Therapeutics, Inc.	(1,328)	(26,958)
G1 Therapeutics, Inc.	(5,062)	(155,201)
Global Blood Therapeutics, Inc.	(1,529)	(80,425)
GlycoMimetics, Inc.	(2,612)	(31,135)
Immunomedics, Inc.	(2,058)	(28,545)
Insmed, Inc.	(1,004)	(25,702)
Kindred Biosciences, Inc.	(13,204)	(109,989)
Madrigal Pharmaceuticals, Inc.	(418)	(43,811)
Magenta Therapeutics, Inc.	(9,287)	(136,983)
Minerva Neurosciences, Inc.	(10,438)	(58,766)
Recro Pharma, Inc.	(3,914)	(39,805)
Rhythm Pharmaceuticals, Inc.	(3,732)	(82,104)
Sage Therapeutics, Inc.	(621)	(113,699)
Sarepta Therapeutics, Inc.	(1,028)	(156,205)
Spectrum Pharmaceuticals, Inc.	(8,245)	(70,989)
Synlogic, Inc.	(8,653)	(78,742)
Syros Pharmaceuticals, Inc.	(4,466)	(41,355)
Ultragenyx Pharmaceutical, Inc.	(547)	(34,735)
Y-mAbs Therapeutics, Inc.	(6,110)	(139,736)
		(2,135,230)
Building Products — (0.8)%
Insteel Industries, Inc.	(20,643)	(429,787)
Capital Markets — (0.6)%
Ares Management Corp., Class A	(2,330)	(60,976)
Hamilton Lane, Inc., Class A	(466)	(26,590)
Virtus Investment Partners, Inc.	(1,406)	(151,005)
WisdomTree Investments, Inc.	(7,931)	(48,934)
		(287,505)
Chemicals — (1.0)%
International Flavors & Fragrances, Inc.	(1,552)	(225,180)
Livent Corp.	(32,162)	(222,561)

19

	Shares	Value
Sensient Technologies Corp.	(673)	$(49,452)
		(497,193)
Commercial Services and Supplies — (0.7)%
Healthcare Services Group, Inc.	(12,054)	(365,477)
Construction and Engineering — (1.5)%
Argan, Inc.	(6,983)	(283,231)
Granite Construction, Inc.	(3,328)	(160,343)
JGC Corp.	(16,200)	(223,150)
Taisei Corp.	(2,500)	(90,994)
		(757,718)
Containers and Packaging — (1.7)%
AptarGroup, Inc.	(895)	(111,284)
Avery Dennison Corp.	(3,254)	(376,423)
Graphic Packaging Holding Co.	(27,831)	(389,077)
		(876,784)
Distributors — (0.5)%
LKQ Corp.	(3,475)	(92,470)
Pool Corp.	(841)	(160,631)
		(253,101)
Diversified Telecommunication Services — (0.2)%
Cellnex Telecom SA	(2,097)	(77,628)
Electric Utilities — (0.2)%
Xcel Energy, Inc.	(1,373)	(81,680)
Electrical Equipment — (0.6)%
EnerSys	(1,680)	(115,080)
Sunrun, Inc.	(2,358)	(44,236)
TPI Composites, Inc.	(5,165)	(127,679)
		(286,995)
Electronic Equipment, Instruments and Components — (2.7)%
Amphenol Corp., Class A	(6,338)	(608,068)
Arlo Technologies, Inc.	(11,212)	(44,960)
Arrow Electronics, Inc.	(3,657)	(260,634)
Cognex Corp.	(584)	(28,020)
FARO Technologies, Inc.	(1,473)	(77,450)
IPG Photonics Corp.	(854)	(131,730)
Iteris, Inc.	(37,997)	(196,445)
Novanta, Inc.	(539)	(50,828)
		(1,398,135)
Energy Equipment and Services — (0.5)%
KLX Energy Services Holdings, Inc.	(1,457)	(29,767)
McDermott International, Inc.	(16,621)	(160,559)
Oil States International, Inc.	(1,500)	(27,450)
Solaris Oilfield Infrastructure, Inc., Class A	(3,134)	(46,947)
		(264,723)
Entertainment — (0.1)%
Square Enix Holdings Co. Ltd.	(1,400)	(44,984)

20

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — (2.3)%
Alexandria Real Estate Equities, Inc.	(2,884)	$(406,904)
Americold Realty Trust	(7,888)	(255,729)
Equinix, Inc.	(466)	(234,999)
Gaming and Leisure Properties, Inc.	(4,927)	(192,054)
ProLogis, Inc.	(1,373)	(109,977)
		(1,199,663)
Food Products — (0.9)%
J&J Snack Foods Corp.	(1,884)	(303,230)
Yamazaki Baking Co. Ltd.	(9,000)	(136,223)
		(439,453)
Gas Utilities — (0.4)%
New Jersey Resources Corp.	(1,995)	(99,291)
South Jersey Industries, Inc.	(3,563)	(120,180)
		(219,471)
Health Care Equipment and Supplies — (2.0)%
AxoGen, Inc.	(4,464)	(88,387)
Cantel Medical Corp.	(1,825)	(147,168)
Insulet Corp.	(461)	(55,034)
Neogen Corp.	(2,446)	(151,921)
OrthoPediatrics Corp.	(2,449)	(95,511)
Sientra, Inc.	(5,607)	(34,539)
Teleflex, Inc.	(507)	(167,893)
Wright Medical Group NV	(9,892)	(294,980)
		(1,035,433)
Health Care Providers and Services — (0.2)%
PetIQ, Inc.	(1,242)	(40,936)
Ryman Healthcare Ltd.	(4,557)	(35,999)
		(76,935)
Health Care Technology — (0.5)%
Evolent Health, Inc., Class A	(8,616)	(68,497)
Inspire Medical Systems, Inc.	(811)	(49,187)
Tabula Rasa HealthCare, Inc.	(2,960)	(147,793)
		(265,477)
Hotels, Restaurants and Leisure — (2.8)%
Caesars Entertainment Corp.	(6,278)	(74,206)
Churchill Downs, Inc.	(964)	(110,927)
Hyatt Hotels Corp., Class A	(2,821)	(214,763)
Marriott International, Inc., Class A	(3,244)	(455,101)
Marriott Vacations Worldwide Corp.	(1,741)	(167,832)
Merlin Entertainments plc	(29,652)	(169,126)
Restaurant Brands International, Inc.	(703)	(48,887)
Wynn Resorts Ltd.	(1,500)	(185,985)
		(1,426,827)
Household Durables — (1.1)%
Century Communities, Inc.	(3,322)	(88,299)
Leggett & Platt, Inc.	(7,814)	(299,823)

21

	Shares	Value
Mohawk Industries, Inc.	(1,268)	$(186,992)
		(575,114)
Insurance — (2.8)%
Ambac Financial Group, Inc.	(11,037)	(185,974)
Aon plc	(2,029)	(391,556)
Brown & Brown, Inc.	(9,172)	(307,262)
Hiscox Ltd.	(5,372)	(115,741)
White Mountains Insurance Group Ltd.	(292)	(298,266)
WR Berkley Corp.	(2,059)	(135,750)
		(1,434,549)
IT Services — (1.3)%
Evo Payments, Inc., Class A	(7,158)	(225,692)
Information Services Group, Inc.	(20,867)	(65,940)
PRGX Global, Inc.	(30,896)	(207,621)
Twilio, Inc., Class A	(1,344)	(183,254)
		(682,507)
Life Sciences Tools and Services — (0.3)%
Charles River Laboratories International, Inc.	(992)	(140,765)
Machinery — (2.0)%
Astec Industries, Inc.	(8,543)	(278,160)
Deere & Co.	(1,136)	(188,247)
Donaldson Co., Inc.	(4,906)	(249,519)
Lindsay Corp.	(863)	(70,947)
Lydall, Inc.	(1,494)	(30,179)
NN, Inc.	(5,986)	(58,423)
Welbilt, Inc.	(10,058)	(167,969)
		(1,043,444)
Media — (0.9)%
New York Times Co. (The), Class A	(13,079)	(426,637)
Reading International, Inc., Class A	(2,794)	(36,266)
		(462,903)
Metals and Mining — (0.2)%
Cleveland-Cliffs, Inc.	(8,946)	(95,454)
Synalloy Corp.	(1,600)	(24,992)
		(120,446)
Mortgage Real Estate Investment Trusts (REITs) — (0.5)%
Annaly Capital Management, Inc.	(19,662)	(179,514)
Redwood Trust, Inc.	(5,655)	(93,477)
		(272,991)
Multi-Utilities — (0.5)%
NiSource, Inc.	(8,763)	(252,374)
Multiline Retail — (0.4)%
Isetan Mitsukoshi Holdings Ltd.	(9,900)	(80,189)
Kohl's Corp.	(2,444)	(116,212)
		(196,401)
Oil, Gas and Consumable Fuels — (0.7)%
Diamondback Energy, Inc.	(708)	(77,151)

22

	Shares	Value
Matador Resources Co.	(3,572)	$(71,011)
Ship Finance International Ltd.	(7,186)	(89,897)
Unit Corp.	(12,823)	(113,996)
		(352,055)
Pharmaceuticals — (1.4)%
Aerie Pharmaceuticals, Inc.	(2,939)	(86,848)
Catalent, Inc.	(2,689)	(145,771)
Cymabay Therapeutics, Inc.	(8,876)	(63,552)
Menlo Therapeutics, Inc.	(6,382)	(38,228)
MyoKardia, Inc.	(1,004)	(50,341)
Reata Pharmaceuticals, Inc., Class A	(1,329)	(125,391)
Tricida, Inc.	(2,207)	(87,088)
Verrica Pharmaceuticals, Inc.	(4,478)	(52,034)
Zogenix, Inc.	(1,522)	(72,721)
		(721,974)
Professional Services — (1.0)%
Equifax, Inc.	(3,171)	(428,846)
Willdan Group, Inc.	(2,005)	(74,686)
		(503,532)
Real Estate Management and Development — (0.8)%
Howard Hughes Corp. (The)	(2,929)	(362,727)
Trinity Place Holdings, Inc.	(10,720)	(42,344)
		(405,071)
Road and Rail — (0.5)%
AMERCO	(676)	(255,900)
Semiconductors and Semiconductor Equipment — (1.1)%
AXT, Inc.	(23,111)	(91,520)
Entegris, Inc.	(3,428)	(127,933)
First Solar, Inc.	(2,489)	(163,477)
Veeco Instruments, Inc.	(13,984)	(170,884)
		(553,814)
Software — (1.3)%
2U, Inc.	(3,342)	(125,793)
8x8, Inc.	(4,351)	(104,859)
Envestnet, Inc.	(887)	(60,644)
Instructure, Inc.	(1,450)	(61,625)
LivePerson, Inc.	(9,427)	(264,333)
OneSpan, Inc.	(2,491)	(35,298)
		(652,552)
Specialty Retail — (2.1)%
Floor & Decor Holdings, Inc., Class A	(2,533)	(106,133)
Gap, Inc. (The)	(5,719)	(102,770)
Monro, Inc.	(2,162)	(184,419)
Party City Holdco, Inc.	(34,911)	(255,898)
Tiffany & Co.	(891)	(83,433)
Tile Shop Holdings, Inc.	(82,954)	(331,816)
		(1,064,469)

23

	Shares	Value
Textiles, Apparel and Luxury Goods — (0.2)%
PVH Corp.	(544)	$(51,484)
Unifi, Inc.	(2,357)	(42,827)
		(94,311)
Thrifts and Mortgage Finance — (3.2)%
Capitol Federal Financial, Inc.	(3,625)	(49,916)
Columbia Financial, Inc.	(12,928)	(195,213)
Kearny Financial Corp.	(19,020)	(252,776)
PCSB Financial Corp.	(8,592)	(173,988)
Provident Bancorp, Inc.	(5,808)	(162,566)
TFS Financial Corp.	(30,024)	(542,533)
Western New England Bancorp, Inc.	(27,903)	(260,614)
		(1,637,606)
Trading Companies and Distributors — (0.6)%
Air Lease Corp.	(5,297)	(218,978)
CAI International, Inc.	(3,663)	(90,916)
		(309,894)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $27,851,412)		(28,516,266)
OTHER ASSETS AND LIABILITIES(3) — 48.3%		24,713,580
TOTAL NET ASSETS — 100.0%		$51,174,462

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $10,564,697.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $47,611,879)	$54,977,148
Foreign currency holdings, at value (cost of $627)	627
Deposits for securities sold short	24,643,090
Receivable for capital shares sold	169,594
Dividends and interest receivable	79,376
79,869,835

Liabilities
Securities sold short, at value (proceeds of $27,851,412)	28,516,266
Disbursements in excess of demand deposit cash	302
Payable for capital shares redeemed	87,018
Accrued management fees	57,726
Distribution and service fees payable	1,942
Dividend expense payable on securities sold short	32,119
28,695,373

Net Assets	$51,174,462

Net Assets Consist of:
Capital (par value and paid-in surplus)	$46,430,114
Distributable earnings	4,744,348
$51,174,462

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$33,165,470	1,919,167	$17.28
I Class, $0.01 Par Value	$14,052,463	809,060	$17.37
A Class, $0.01 Par Value	$1,464,973	86,176	$17.00*
C Class, $0.01 Par Value	$1,504,940	94,222	$15.97
R Class, $0.01 Par Value	$986,616	59,124	$16.69
*Maximum offering price $18.04 (net asset value divided by 0.9425).

See Notes to Financial Statements.

25

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,851)	$881,231
Interest	291,051
1,172,282

Expenses:
Dividend expense on securities sold short	295,676
Management fees	679,937
Distribution and service fees:
A Class	3,796
C Class	15,674
R Class	4,648
Directors' fees and expenses	3,381
Other expenses	723
1,003,835

Net investment income (loss)	168,447

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,920,765
Securities sold short transactions	(2,200,997)
Foreign currency translation transactions	(2,145)
(282,377)

Change in net unrealized appreciation (depreciation) on:
Investments	136,487
Securities sold short	905,634
Translation of assets and liabilities in foreign currencies	240
1,042,361

Net realized and unrealized gain (loss)	759,984

Net Increase (Decrease) in Net Assets Resulting from Operations	$928,431

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$168,447	$(293,111)
Net realized gain (loss)	(282,377)	2,372,201
Change in net unrealized appreciation (depreciation)	1,042,361	26,213
Net increase (decrease) in net assets resulting from operations	928,431	2,105,303

Distributions to Shareholders
From earnings:
Investor Class	(2,086,696)	(2,804,255)
I Class	(493,394)	(130,005)
A Class	(92,518)	(135,710)
C Class	(97,278)	(152,548)
R Class	(56,435)	(49,146)
Decrease in net assets from distributions	(2,826,321)	(3,271,664)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,147,559	9,245,912

Net increase (decrease) in net assets	2,249,669	8,079,551

Net Assets
Beginning of period	48,924,793	40,845,242
End of period	$51,174,462	$48,924,793

See Notes to Financial Statements.

27

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Disciplined Long Short Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

28

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there

29

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	1.1180% to 1.3000%	0.2500% to 0.3100%	1.44%
I Class		0.0500% to 0.1100%	1.24%
A Class		0.2500% to 0.3100%	1.44%
C Class		0.2500% to 0.3100%	1.44%
R Class		0.2500% to 0.3100%	1.44%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

30

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,386,135 and $1,077,069, respectively. The effect of interfund transactions on the Statement of Operations was $(78,261) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2019 were $114,980,761 and $113,090,945, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	576,438	$10,187,762	1,274,754	$23,619,522
Issued in reinvestment of distributions	121,131	2,036,209	148,786	2,664,762
Redeemed	(968,570)	(17,294,663)	(1,165,589)	(21,437,057)
	(271,001)	(5,070,692)	257,951	4,847,227
I Class/Shares Authorized	25,000,000		25,000,000
Sold	651,397	11,306,451	275,796	5,086,168
Issued in reinvestment of distributions	29,229	493,394	7,247	130,005
Redeemed	(149,632)	(2,578,090)	(26,606)	(487,271)
	530,994	9,221,755	256,437	4,728,902
A Class/Shares Authorized	20,000,000		20,000,000
Sold	9,950	178,246	26,419	483,482
Issued in reinvestment of distributions	5,471	90,602	7,335	129,830
Redeemed	(17,732)	(311,966)	(51,825)	(945,562)
	(2,311)	(43,118)	(18,071)	(332,250)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	5,841	95,016	13,593	239,127
Issued in reinvestment of distributions	6,228	97,278	9,032	152,548
Redeemed	(24,739)	(419,519)	(40,415)	(706,839)
	(12,670)	(227,225)	(17,790)	(315,164)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	21,465	369,272	27,688	502,597
Issued in reinvestment of distributions	3,467	56,435	2,815	49,146
Redeemed	(9,316)	(158,868)	(13,075)	(234,546)
	15,616	266,839	17,428	317,197
Net increase (decrease)	260,628	$4,147,559	495,955	$9,245,912

31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Airlines	—	$96,029	—
Automobiles	—	186,840	—
Banks	$3,444,583	158,175	—
Beverages	1,233,824	286,152	—
Capital Markets	1,777,530	104,226	—
Construction and Engineering	675,400	234,461	—
Diversified Telecommunication Services	—	86,067	—
Electric Utilities	28,031	1,047,060	—
Electronic Equipment, Instruments and Components	1,064,395	91,880	—
Energy Equipment and Services	194,886	254,261	—
Equity Real Estate Investment Trusts (REITs)	1,558,205	356,699	—
Food and Staples Retailing	31,784	405,653	—
Gas Utilities	—	350,306	—
Hotels, Restaurants and Leisure	846,312	149,561	—
Insurance	1,523,587	578,724	—
Internet and Direct Marketing Retail	1,228,138	128,797	—
IT Services	3,228,964	140,835	—
Life Sciences Tools and Services	757,985	127,228	—
Metals and Mining	132,922	2,170,778	—
Oil, Gas and Consumable Fuels	1,261,793	321,997	—
Pharmaceuticals	577,911	480,431	—
Professional Services	416,441	115,447	—
Real Estate Management and Development	48,679	834,782	—
Software	5,795,902	229,917	—
Textiles, Apparel and Luxury Goods	1,331,752	129,047	—
Other Industries	18,709,561	—	—
Rights	—	9,214	—
Temporary Cash Investments	5,988	28,008	—
	$45,874,573	$9,102,575	—

32

	Level 1	Level 2	Level 3
Liabilities
Securities Sold Short
Common Stocks
Air Freight and Logistics	—	$122,229	—
Construction and Engineering	$443,574	314,144	—
Diversified Telecommunication Services	—	77,628	—
Entertainment	—	44,984	—
Food Products	303,230	136,223	—
Health Care Providers and Services	40,936	35,999	—
Hotels, Restaurants and Leisure	1,257,701	169,126	—
Insurance	1,318,808	115,741	—
Multiline Retail	116,212	80,189	—
Other Industries	23,939,542	—	—
	$27,420,003	$1,096,263	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$2,826,321	$3,271,664

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

33

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$47,701,885
Gross tax appreciation of investments	$8,305,749
Gross tax depreciation of investments	(1,030,486)
Net tax appreciation (depreciation) of investments	7,275,263
Gross tax appreciation on securities sold short	1,501,954
Gross tax depreciation on securities sold short	(2,186,049)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	240
Net tax appreciation (depreciation)	$6,591,408
Undistributed ordinary income	$65,783
Post-October capital loss deferral	$(1,912,843)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$18.13	0.06	0.18	0.24	—	(1.09)	(1.09)	$17.28	1.49%	2.06%	1.45%	0.36%	220%	$33,165
2018	$18.54	(0.11)	1.02	0.91	—	(1.32)	(1.32)	$18.13	5.06%	2.39%	1.44%	(0.58)%	243%	$39,702
2017	$16.17	—(3)	2.38	2.38	(0.01)	—	(0.01)	$18.54	14.65%	2.05%	1.45%	0.00%(4)	127%	$35,816
2016	$16.67	0.02	(0.25)	(0.23)	—(3)	(0.27)	(0.27)	$16.17	(1.40)%	1.91%	1.47%	0.14%	121%	$34,885
2015	$16.02	0.04	1.54	1.58	(0.01)	(0.92)	(0.93)	$16.67	10.22%	1.80%	1.45%	0.22%	115%	$47,976
I Class
2019	$18.18	0.12	0.16	0.28	—	(1.09)	(1.09)	$17.37	1.71%	1.86%	1.25%	0.56%	220%	$14,052
2018	$18.55	(0.06)	1.01	0.95	—	(1.32)	(1.32)	$18.18	5.22%	2.19%	1.24%	(0.38)%	243%	$5,055
2017	$16.18	0.04	2.37	2.41	(0.04)	—	(0.04)	$18.55	14.93%	1.85%	1.25%	0.20%	127%	$401
2016	$16.69	0.04	(0.24)	(0.20)	(0.04)	(0.27)	(0.31)	$16.18	(1.26)%	1.71%	1.27%	0.34%	121%	$322
2015	$16.03	0.06	1.57	1.63	(0.05)	(0.92)	(0.97)	$16.69	10.49%	1.60%	1.25%	0.42%	115%	$1,027
A Class
2019	$17.89	0.02	0.18	0.20	—	(1.09)	(1.09)	$17.00	1.28%	2.31%	1.70%	0.11%	220%	$1,465
2018	$18.36	(0.15)	1.00	0.85	—	(1.32)	(1.32)	$17.89	4.77%	2.64%	1.69%	(0.83)%	243%	$1,583
2017	$16.04	(0.05)	2.37	2.32	—	—	—	$18.36	14.40%	2.30%	1.70%	(0.25)%	127%	$1,956
2016	$16.59	(0.02)	(0.26)	(0.28)	—	(0.27)	(0.27)	$16.04	(1.72)%	2.16%	1.72%	(0.11)%	121%	$5,333
2015	$15.97	(0.01)	1.55	1.54	—	(0.92)	(0.92)	$16.59	9.97%	2.05%	1.70%	(0.03)%	115%	$6,083

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$17.00	(0.11)	0.17	0.06	—	(1.09)	(1.09)	$15.97	0.50%	3.06%	2.45%	(0.64)%	220%	$1,505
2018	$17.63	(0.28)	0.97	0.69	—	(1.32)	(1.32)	$17.00	3.97%	3.39%	2.44%	(1.58)%	243%	$1,817
2017	$15.53	(0.17)	2.27	2.10	—	—	—	$17.63	13.52%	3.05%	2.45%	(1.00)%	127%	$2,199
2016	$16.18	(0.14)	(0.24)	(0.38)	—	(0.27)	(0.27)	$15.53	(2.38)%	2.91%	2.47%	(0.86)%	121%	$2,325
2015	$15.71	(0.13)	1.52	1.39	—	(0.92)	(0.92)	$16.18	9.16%	2.80%	2.45%	(0.78)%	115%	$1,306
R Class
2019	$17.63	(0.02)	0.17	0.15	—	(1.09)	(1.09)	$16.69	1.01%	2.56%	1.95%	(0.14)%	220%	$987
2018	$18.15	(0.19)	0.99	0.80	—	(1.32)	(1.32)	$17.63	4.54%	2.89%	1.94%	(1.08)%	243%	$767
2017	$15.90	(0.08)	2.33	2.25	—	—	—	$18.15	14.09%	2.55%	1.95%	(0.50)%	127%	$473
2016	$16.48	(0.06)	(0.25)	(0.31)	—	(0.27)	(0.27)	$15.90	(1.91)%	2.41%	1.97%	(0.36)%	121%	$171
2015	$15.91	(0.04)	1.53	1.49	—	(0.92)	(0.92)	$16.48	9.69%	2.30%	1.95%	(0.28)%	115%	$44

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of AC Alternatives® Disciplined Long Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Disciplined Long Short Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

37

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

40

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

41

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

42

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

43

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

44

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

45

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $2,826,321, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92995 1908

ANNUAL REPORT
JUNE 30, 2019

AC Alternatives® Equity Market Neutral Fund
Investor Class (ALHIX)
I Class (ALISX)
Y Class (ALYIX)
A Class (ALIAX)
C Class (ALICX)
R Class (ALIRX)
R5 Class (ALIGX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALHIX	-2.17%	-0.33%	1.00%	—	9/30/05
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	2.27%	0.83%	0.45%	—	—
I Class	ALISX	-2.12%	-0.15%	1.19%	—	9/30/05
Y Class	ALYIX	-2.03%	—	—	-0.53%	4/10/17
A Class	ALIAX					9/30/05
No sales charge		-2.42%	-0.58%	0.74%	—
With sales charge		-8.03%	-1.74%	0.14%	—
C Class	ALICX	-3.26%	-1.34%	-0.02%	—	9/30/05
R Class	ALIRX	-2.68%	-0.82%	0.50%	—	9/30/05
R5 Class	ALIGX	-2.03%	—	—	-0.57%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $11,043

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,464

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
3.07%	2.87%	2.82%	3.32%	4.07%	3.57%	2.87%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

AC Alternatives Equity Market Neutral returned -2.17%* for the fiscal year ended June 30, 2019, compared with the 2.27% return of its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index.

AC Alternatives Equity Market Neutral is managed to produce capital appreciation independent of equity market conditions, so its benchmark is a cash-equivalent asset: the three-month U.S. Treasury bill. Within the fund, positioning within the consumer discretionary and communication services sectors detracted the most from absolute returns, while industrials and energy contributed the most to results. Many of the leading detractors from performance were short positions that underperformed as the stock market surged in the second half of the reporting period.

Consumer Discretionary Sector Led Detractors

Positioning within the consumer discretionary sector was the leading detractor from returns for the period. Both long and short positions provided a headwind. A short position in Planet Fitness was one of the top individual detractors from performance. The stock of the fitness company rose the latter half of the year, fueled by strong revenue growth. The company scores poorly for sentiment, growth and valuation according to our model. We have closed the position. A long position in Las Vegas Sands also hurt results. The stock experienced price volatility during the period and its factor scores declined. We closed the position. Elsewhere in the sector, a short position in automotive specialty retailer Monro was also among the top individual detractors from portfolio results. The stock maintains low scores for growth and valuation. Within the personal products industry, a long position in Edgewell Personal Care was one of the largest headwinds to portfolio results. The stock fell in part due to investor concerns following an acquisition announcement. The stock maintains high scores for valuation and sentiment.

Within communication services, the media industry detracted the most from relative performance. One of the largest detractors was a short position in The New York Times Co. The news organization saw an increase in online subscriptions over the period, which contributed to a rising stock price, particularly over the latter half of the fiscal year. Positioning within the entertainment industry also detracted, where a long holding in video game maker Electronic Arts provided a headwind. Other top individual detractors for the period included short positions in IT services company Altran Technologies and distributor Core-Mark Holding. We have closed the position in Core-Mark Holding.

Industrials and Energy Sectors Led Contributors

Positioning within the industrials sector was the largest contributor. Cumulative results from long and short positions in both the commercial services and supplies and construction and engineering industries provided a tailwind for returns. Within the energy sector, the oil, gas and consumable fuels industry bolstered results. A long position in CVR Energy was among the top contributors to sector performance as was a short position in Matador Resources. Within the energy equipment and services industry, a short position in Oceaneering International was among the leading individual contributors for the period. The offshore energy company’s stock slid along with the price of oil during late 2018. The stock scores poorly for valuation and growth factors. We have since closed the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Although consumer discretionary and information technology were not among the best-performing sectors, several companies within them made significant contributions to portfolio performance. Within consumer discretionary, a short position in automotive electronic seat manufacturer Adient bolstered results, as the stock price fell during the first half of the period. We have exited the position. A long position in AutoZone was also among the leading contributors. The stock rose throughout the year, backed by strong consumer demand and positive fundamentals. The automotive retailer scores highly for sentiment, quality and valuation. In information technology, a short position in online education company 2U generated strong results. The stock price fell on reduced enrollment and revenues. The stock earns low scores across our sentiment and valuation factors. A short position in analog semiconductor manufacturer ams AG also contributed to relative returns. We have since exited the position.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level, in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. These bottom-up stock decisions collectively point toward long and short allocations to broader industries and sectors.

At period-end, we have long positions in information technology and communication services holdings as we continue to see investment opportunities that offer the potential for gains across multiple measures of our stock-selection model in these sectors. In information technology, software and communications equipment are areas of particular interest. Large-cap technology stocks have been rewarded with price appreciation for their innovation, ingenuity and growth. With high-growth stocks occupying much of center stage the last few years, we believe it is important not to lose sight of valuations. As reflected in our model, on the long side, we want to look for growing, quality companies with lower valuations. In the communication services sector, we feel these opportunities are most present in the entertainment industry. Conversely, our largest net short positions at period-end were in real estate-related equities and utilities. In real estate, we see equity real estate investment trusts (REITs) and real estate management and development companies as areas of opportunity for short positions. It’s a similar story for mortgage REITs, which are categorized in the financials sector. Utilities stocks score poorly across multiple dimensions of our model. Specifically, we see opportunity on the short side in water and electric utilities.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Long Holdings	% of net assets
Dialog Semiconductor plc	1.04%
Deckers Outdoor Corp.	1.00%
eBay, Inc.	1.00%
Snap-on, Inc.	1.00%
CVR Energy, Inc.	0.99%
Keysight Technologies, Inc.	0.99%
Gaztransport Et Technigaz SA	0.99%
Progressive Corp. (The)	0.99%
Bank of America Corp.	0.97%
Integer Holdings Corp.	0.96%

Top Ten Short Holdings	% of net assets
Howard Hughes Corp. (The)	(1.05)%
GATX Corp.	(1.02)%
Pool Corp.	(1.01)%
Equifax, Inc.	(0.99)%
Caesars Entertainment Corp.	(0.99)%
Equinix, Inc.	(0.99)%
Linde plc	(0.98)%
TFS Financial Corp.	(0.97)%
WR Berkley Corp.	(0.97)%
AerCap Holdings NV	(0.95)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	82.7%
Foreign Common Stocks*	14.6%
Domestic Common Stocks Sold Short	(83.9)%
Foreign Common Stocks Sold Short*	(14.0)%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	99.4%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$959.90	$16.38	3.37%
I Class	$1,000	$960.00	$15.41	3.17%
Y Class	$1,000	$960.90	$15.17	3.12%
A Class	$1,000	$958.60	$17.58	3.62%
C Class	$1,000	$954.40	$21.18	4.37%
R Class	$1,000	$957.30	$18.78	3.87%
R5 Class	$1,000	$960.80	$15.41	3.17%
Hypothetical
Investor Class	$1,000	$1,008.08	$16.78	3.37%
I Class	$1,000	$1,009.08	$15.79	3.17%
Y Class	$1,000	$1,009.32	$15.54	3.12%
A Class	$1,000	$1,006.84	$18.01	3.62%
C Class	$1,000	$1,003.12	$21.70	4.37%
R Class	$1,000	$1,005.60	$19.24	3.87%
R5 Class	$1,000	$1,009.08	$15.79	3.17%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 1.7%
Curtiss-Wright Corp.	4,230	$537,760
Mercury Systems, Inc.(1)	6,560	461,496
		999,256
Air Freight and Logistics — 0.6%
CH Robinson Worldwide, Inc.	2,998	252,881
SG Holdings Co. Ltd.	4,400	124,857
		377,738
Airlines — 0.6%
Air France-KLM(1)	38,413	369,210
Automobiles — 0.5%
Isuzu Motors Ltd.	15,000	171,647
Peugeot SA	3,957	97,524
		269,171
Banks — 7.2%
Bank of America Corp.(2)	19,883	576,607
BB&T Corp.	1,460	71,730
Comerica, Inc.(2)	6,809	494,606
Fifth Third Bancorp	17,839	497,708
First Citizens BancShares, Inc., Class A(2)	1,010	454,773
Huntington Bancshares, Inc.	12,943	178,872
JPMorgan Chase & Co.	4,732	529,037
KeyCorp	11,858	210,479
Popular, Inc.	7,515	407,614
SunTrust Banks, Inc.(2)	7,961	500,349
Wells Fargo & Co.	8,206	388,308
		4,310,083
Biotechnology — 1.8%
AbbVie, Inc.	1,858	135,114
Amgen, Inc.	811	149,451
Biogen, Inc.(1)	676	158,096
Celgene Corp.(1)	1,569	145,038
Genomic Health, Inc.(1)	2,801	162,934
Halozyme Therapeutics, Inc.(1)	10,138	174,171
Incyte Corp.(1)	1,926	163,633
		1,088,437
Building Products — 0.9%
Masco Corp.(2)	14,177	556,306
Capital Markets — 3.6%
Artisan Partners Asset Management, Inc., Class A	17,843	491,039
Evercore, Inc., Class A(2)	5,883	521,057
FactSet Research Systems, Inc.	873	250,167

10

	Shares	Value
LPL Financial Holdings, Inc.(2)	6,933	$565,525
MSCI, Inc.	1,357	324,038
		2,151,826
Chemicals — 1.4%
Axalta Coating Systems Ltd.(1)	4,868	144,920
CF Industries Holdings, Inc.	5,493	256,578
NewMarket Corp.	572	229,338
NOF Corp.	5,200	194,310
Valvoline, Inc.	1,749	34,158
		859,304
Commercial Services and Supplies — 1.9%
Cimpress NV(1)	5,261	478,172
Clean Harbors, Inc.(1)(2)	6,959	494,785
Deluxe Corp.	3,332	135,479
Republic Services, Inc.	514	44,533
		1,152,969
Communications Equipment — 1.9%
Ciena Corp.(1)	8,877	365,111
Cisco Systems, Inc.	8,195	448,512
Plantronics, Inc.	5,586	206,906
Viavi Solutions, Inc.(1)	6,462	85,880
		1,106,409
Construction and Engineering — 1.4%
CIMIC Group Ltd.	6,474	203,882
EMCOR Group, Inc.(2)	5,803	511,244
HOCHTIEF AG	851	103,638
		818,764
Consumer Finance — 2.0%
Discover Financial Services(2)	6,615	513,258
Green Dot Corp., Class A(1)	4,507	220,392
Synchrony Financial(2)	13,050	452,444
		1,186,094
Containers and Packaging — 0.7%
Berry Global Group, Inc.(1)	7,999	420,667
Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	7,109	406,137
Electric Utilities — 1.1%
Contact Energy Ltd.	104,136	559,963
IDACORP, Inc.	1,155	115,997
		675,960
Electrical Equipment — 1.1%
Acuity Brands, Inc.	2,235	308,229
Rockwell Automation, Inc.	2,240	366,979
		675,208
Electronic Equipment, Instruments and Components — 2.2%
CDW Corp.	1,718	190,698
Keysight Technologies, Inc.(1)(2)	6,564	589,513

11

	Shares	Value
National Instruments Corp.	12,070	$506,819
		1,287,030
Energy Equipment and Services — 0.8%
SBM Offshore NV	24,557	475,362
Entertainment — 2.3%
Activision Blizzard, Inc.	7,856	370,803
Electronic Arts, Inc.(1)	5,394	546,197
Take-Two Interactive Software, Inc.(1)	3,815	433,117
		1,350,117
Equity Real Estate Investment Trusts (REITs) — 3.2%
American Homes 4 Rent, Class A	3,062	74,437
Empire State Realty Trust, Inc., Class A	23,812	352,656
GEO Group, Inc. (The)(2)	19,266	404,778
Healthcare Trust of America, Inc., Class A(2)	15,897	436,055
Outfront Media, Inc.	19,849	511,906
Sunstone Hotel Investors, Inc.	10,894	149,357
		1,929,189
Food and Staples Retailing — 0.4%
Performance Food Group Co.(1)	6,133	245,504
Food Products — 2.3%
a2 Milk Co. Ltd.(1)	7,945	78,465
General Mills, Inc.	9,078	476,777
Hershey Co. (The)	3,067	411,070
Inghams Group Ltd.	143,560	405,646
		1,371,958
Gas Utilities — 0.1%
Italgas SpA	9,420	63,244
Health Care Equipment and Supplies — 4.7%
DexCom, Inc.(1)	2,526	378,496
Hill-Rom Holdings, Inc.	4,585	479,683
Hologic, Inc.(1)	10,103	485,146
Hoya Corp.	2,700	207,395
Integer Holdings Corp.(1)	6,801	570,740
Medtronic plc	1,736	169,069
NuVasive, Inc.(1)(2)	8,909	521,533
		2,812,062
Health Care Providers and Services — 1.4%
Amedisys, Inc.(1)	4,138	502,394
HealthEquity, Inc.(1)	4,752	310,781
		813,175
Hotels, Restaurants and Leisure — 3.3%
Cheesecake Factory, Inc. (The)	11,441	500,200
Chipotle Mexican Grill, Inc.(1)	639	468,310
Darden Restaurants, Inc.	3,303	402,074
Jack in the Box, Inc.	2,522	205,266
Sands China Ltd.	6,800	32,513
Starbucks Corp.	859	72,010

12

	Shares	Value
Texas Roadhouse, Inc.	5,525	$296,527
		1,976,900
Household Durables — 1.0%
Sony Corp.	4,000	208,996
TomTom NV(1)	32,637	375,760
		584,756
Independent Power and Renewable Electricity Producers — 0.8%
NRG Energy, Inc.	13,690	480,793
Insurance — 3.8%
Mercury General Corp.	8,158	509,875
MetLife, Inc.	6,566	326,133
National General Holdings Corp.	19,887	456,208
Progressive Corp. (The)(2)	7,343	586,926
Unipol Gruppo SpA	78,935	383,628
		2,262,770
Interactive Media and Services — 0.9%
Snap, Inc., Class A(1)	35,627	509,466
Internet and Direct Marketing Retail — 1.6%
Amazon.com, Inc.(1)	200	378,726
eBay, Inc.(2)	15,106	596,687
		975,413
IT Services — 3.3%
Akamai Technologies, Inc.(1)	6,621	530,607
Amdocs Ltd.	5,093	316,224
CACI International, Inc., Class A(1)	960	196,407
Mastercard, Inc., Class A	1,525	403,408
PayPal Holdings, Inc.(1)	2,718	311,102
Visa, Inc., Class A	1,025	177,889
		1,935,637
Life Sciences Tools and Services — 1.8%
Agilent Technologies, Inc.	5,518	412,029
Bio-Rad Laboratories, Inc., Class A(1)	453	141,604
Bruker Corp.	4,681	233,816
Evotec SE(1)	1,915	53,524
Illumina, Inc.(1)	674	248,133
		1,089,106
Machinery — 3.2%
Allison Transmission Holdings, Inc.	10,894	504,937
Gardner Denver Holdings, Inc.(1)	5,883	203,552
Snap-on, Inc.(2)	3,586	593,985
Watts Water Technologies, Inc., Class A	2,972	276,931
Woodward, Inc.	2,673	302,476
		1,881,881
Metals and Mining — 3.4%
Anglo American plc	18,711	535,211
BHP Group plc	9,019	230,186
Evraz plc	34,801	295,050

13

	Shares	Value
Iluka Resources Ltd.	66,788	$506,177
Steel Dynamics, Inc.	14,378	434,216
		2,000,840
Multi-Utilities — 0.9%
ACEA SpA	5,960	113,397
AGL Energy Ltd.	6,247	87,815
RWE AG	12,588	310,316
		511,528
Oil, Gas and Consumable Fuels — 4.6%
Aker BP ASA(2)	15,364	442,992
Cabot Oil & Gas Corp.	12,391	284,497
CVR Energy, Inc.(2)	11,817	590,732
Delek US Holdings, Inc.	5,925	240,081
Gaztransport Et Technigaz SA(2)	5,867	588,143
HollyFrontier Corp.	4,179	193,404
Lundin Petroleum AB	3,019	93,954
Phillips 66	3,372	315,417
		2,749,220
Paper and Forest Products — 0.8%
Domtar Corp.(2)	10,655	474,467
Personal Products — 0.5%
Edgewell Personal Care Co.(1)	11,472	309,170
Pharmaceuticals — 1.8%
Allergan plc	945	158,221
Astellas Pharma, Inc.	11,400	162,771
Horizon Therapeutics plc(1)	5,665	136,300
Jazz Pharmaceuticals plc(1)	1,157	164,942
Roche Holding AG	554	155,877
Shionogi & Co. Ltd.	2,600	150,128
Zoetis, Inc.	982	111,447
		1,039,686
Professional Services — 3.4%
Akka Technologies	1,203	86,596
ASGN, Inc.(1)(2)	8,079	489,587
CoStar Group, Inc.(1)(2)	872	483,140
Korn Ferry(2)	9,625	385,674
Robert Half International, Inc.	5,977	340,749
Verisk Analytics, Inc.	1,596	233,750
		2,019,496
Real Estate Management and Development — 0.2%
Swire Properties Ltd.	27,000	109,130
Semiconductors and Semiconductor Equipment — 3.7%
Cirrus Logic, Inc.(1)(2)	11,897	519,899
Dialog Semiconductor plc(1)(2)	15,286	616,656
Intel Corp.	7,796	373,195
Qorvo, Inc.(1)(2)	6,046	402,724
Semtech Corp.(1)	5,002	240,346

14

	Shares	Value
Xilinx, Inc.	283	$33,371
		2,186,191
Software — 3.9%
Cadence Design Systems, Inc.(1)(2)	6,668	472,161
CommVault Systems, Inc.(1)	2,151	106,733
Cornerstone OnDemand, Inc.(1)	4,912	284,552
LogMeIn, Inc.	6,197	456,595
Oracle Corp. (New York)	2,739	156,041
Proofpoint, Inc.(1)	3,094	372,053
Symantec Corp.	9,211	200,431
Teradata Corp.(1)	7,555	270,847
		2,319,413
Specialty Retail — 2.6%
American Eagle Outfitters, Inc.	5,851	98,882
AutoZone, Inc.(1)	472	518,950
Dunelm Group plc	8,076	94,359
Foot Locker, Inc.	6,541	274,199
Murphy USA, Inc.(1)	6,520	547,875
		1,534,265
Technology Hardware, Storage and Peripherals — 0.5%
Logitech International SA	1,234	49,436
Seagate Technology plc	5,300	249,736
		299,172
Textiles, Apparel and Luxury Goods — 1.2%
Deckers Outdoor Corp.(1)(2)	3,393	597,066
Steven Madden Ltd.	2,304	78,221
Under Armour, Inc., Class C(1)	1,450	32,190
		707,477
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)(2)	11,942	561,155
Trading Companies and Distributors — 1.1%
HD Supply Holdings, Inc.(1)	11,420	459,998
W.W. Grainger, Inc.	730	195,808
		655,806
Wireless Telecommunication Services — 1.6%
Shenandoah Telecommunications Co.	11,073	426,532
Telephone & Data Systems, Inc.(2)	16,991	516,526
		943,058
TOTAL COMMON STOCKS (Cost $53,346,517)		57,887,976
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $598,735), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $587,967)		587,857
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.75%, 7/15/28, valued at $117,005), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $111,012)		111,000

15

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,221	$4,221
TOTAL TEMPORARY CASH INVESTMENTS (Cost $703,078)		703,078
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.5% (Cost $54,049,595)		58,591,054
COMMON STOCKS SOLD SHORT — (97.9)%
Aerospace and Defense — (0.9)%
Arconic, Inc.	(1,954)	(50,452)
BWX Technologies, Inc.	(9,495)	(494,690)
		(545,142)
Airlines — (0.1)%
American Airlines Group, Inc.	(2,268)	(73,960)
Auto Components — (1.5)%
Dorman Products, Inc.	(3,502)	(305,164)
LCI Industries	(5,111)	(459,990)
Visteon Corp.	(1,788)	(104,741)
		(869,895)
Banks — (6.2)%
Atlantic Union Bankshares Corp.	(13,048)	(460,986)
BancorpSouth Bank	(4,394)	(127,602)
BOK Financial Corp.	(2,865)	(216,250)
Cadence BanCorp	(4,193)	(87,214)
First Financial Bancorp	(22,880)	(554,154)
Fulton Financial Corp.	(31,961)	(523,201)
Old National Bancorp	(33,120)	(549,461)
Pinnacle Financial Partners, Inc.	(8,989)	(516,688)
Simmons First National Corp., Class A	(1,392)	(32,378)
United Bankshares, Inc.	(13,750)	(509,987)
Valley National Bancorp	(10,174)	(109,676)
		(3,687,597)
Beverages — (0.9)%
Brown-Forman Corp., Class B	(9,355)	(518,548)
Biotechnology — (0.9)%
Global Blood Therapeutics, Inc.	(2,619)	(137,759)
Madrigal Pharmaceuticals, Inc.	(1,260)	(132,061)
Sage Therapeutics, Inc.	(506)	(92,644)
Sarepta Therapeutics, Inc.	(1,314)	(199,662)
		(562,126)
Capital Markets — (3.6)%
Ares Management Corp., Class A	(17,340)	(453,788)
Bank of New York Mellon Corp. (The)	(2,721)	(120,132)
CME Group, Inc.	(2,443)	(474,211)
Goldman Sachs Group, Inc. (The)	(1,573)	(321,836)
Hamilton Lane, Inc., Class A	(3,739)	(213,347)
KKR & Co., Inc., Class A	(21,661)	(547,373)
		(2,130,687)

16

	Shares	Value
Chemicals — (3.4)%
International Flavors & Fragrances, Inc.	(3,163)	$(458,920)
Johnson Matthey plc	(3,448)	(146,256)
Linde plc	(2,903)	(582,922)
Sensient Technologies Corp.	(6,024)	(442,644)
Umicore SA	(11,789)	(379,050)
		(2,009,792)
Commercial Services and Supplies — (0.9)%
Healthcare Services Group, Inc.	(1,707)	(51,756)
Stericycle, Inc.	(9,569)	(456,920)
		(508,676)
Construction and Engineering — (2.6)%
Fluor Corp.	(2,319)	(78,127)
Granite Construction, Inc.	(11,323)	(545,542)
JGC Corp.	(33,900)	(466,963)
Penta-Ocean Construction Co. Ltd.	(94,900)	(465,956)
		(1,556,588)
Consumer Finance — (0.4)%
SLM Corp.	(24,155)	(234,787)
Containers and Packaging — (1.0)%
Avery Dennison Corp.	(366)	(42,339)
Graphic Packaging Holding Co.	(40,000)	(559,200)
		(601,539)
Distributors — (1.0)%
Pool Corp.	(3,159)	(603,369)
Diversified Financial Services — (0.9)%
Berkshire Hathaway, Inc., Class B	(2,394)	(510,329)
Diversified Telecommunication Services — (0.4)%
Cellnex Telecom SA	(4,289)	(158,772)
Iliad SA	(930)	(104,674)
		(263,446)
Electric Utilities — (2.7)%
Alliant Energy Corp.	(9,524)	(467,438)
Duke Energy Corp.	(4,874)	(430,082)
Entergy Corp.	(1,513)	(155,733)
Eversource Energy	(7,237)	(548,275)
		(1,601,528)
Electrical Equipment — (1.3)%
EnerSys	(6,710)	(459,635)
Prysmian SpA	(14,143)	(291,888)
		(751,523)
Electronic Equipment, Instruments and Components — (3.5)%
Amphenol Corp., Class A	(5,017)	(481,331)
Arrow Electronics, Inc.	(6,995)	(498,534)
Cognex Corp.	(9,408)	(451,396)
IPG Photonics Corp.	(3,528)	(544,194)

17

	Shares	Value
Trimble, Inc.	(2,073)	$(93,513)
		(2,068,968)
Energy Equipment and Services — (0.5)%
Helmerich & Payne, Inc.	(5,860)	(296,633)
Equity Real Estate Investment Trusts (REITs) — (4.6)%
Alexandria Real Estate Equities, Inc.	(3,584)	(505,667)
Crown Castle International Corp.	(1,695)	(220,943)
CyrusOne, Inc.	(7,363)	(424,992)
Equinix, Inc.	(1,170)	(590,019)
Liberty Property Trust	(10,332)	(517,013)
Pebblebrook Hotel Trust	(2,117)	(59,657)
ProLogis, Inc.	(5,405)	(432,941)
		(2,751,232)
Food Products — (4.3)%
Archer-Daniels-Midland Co.	(11,055)	(451,044)
Darling Ingredients, Inc.	(22,638)	(450,270)
Hain Celestial Group, Inc. (The)	(14,126)	(309,359)
J&J Snack Foods Corp.	(3,241)	(521,639)
Schouw & Co. A/S	(6,236)	(474,940)
Seaboard Corp.	(86)	(355,760)
		(2,563,012)
Health Care Equipment and Supplies — (4.9)%
Ambu A/S, Class B	(19,754)	(320,008)
Avanos Medical, Inc.	(12,401)	(540,808)
Boston Scientific Corp.	(11,896)	(511,290)
Cantel Medical Corp.	(5,957)	(480,372)
Merit Medical Systems, Inc.	(1,275)	(75,939)
Neogen Corp.	(8,779)	(545,264)
Wright Medical Group NV	(15,679)	(467,548)
		(2,941,229)
Health Care Providers and Services — (1.3)%
Acadia Healthcare Co., Inc.	(8,793)	(307,315)
Cigna Corp.	(2,320)	(365,516)
Ryman Healthcare Ltd.	(15,847)	(125,187)
		(798,018)
Hotels, Restaurants and Leisure — (5.4)%
Caesars Entertainment Corp.	(49,917)	(590,019)
Churchill Downs, Inc.	(3,923)	(451,420)
Domino's Pizza, Inc.	(347)	(96,563)
Eldorado Resorts, Inc.	(8,168)	(376,300)
Hyatt Hotels Corp., Class A	(3,961)	(301,551)
Marriott International, Inc., Class A	(3,748)	(525,807)
Marriott Vacations Worldwide Corp.	(3,312)	(319,277)
Tosho Co. Ltd.	(3,500)	(88,859)
Wynn Resorts Ltd.	(3,680)	(456,283)
		(3,206,079)

18

	Shares	Value
Household Durables — (0.9)%
D.R. Horton, Inc.	(1,705)	$(73,537)
Leggett & Platt, Inc.	(11,892)	(456,296)
		(529,833)
Independent Power and Renewable Electricity Producers — (0.9)%
Ormat Technologies, Inc.	(7,987)	(506,296)
Insurance — (3.4)%
Beazley plc	(41,722)	(292,883)
Brown & Brown, Inc.	(5,505)	(184,418)
Enstar Group Ltd.	(2,755)	(480,141)
Hiscox Ltd.	(23,434)	(504,891)
WR Berkley Corp.	(8,722)	(575,041)
		(2,037,374)
Internet and Direct Marketing Retail — (0.7)%
Wayfair, Inc., Class A	(3,050)	(445,300)
IT Services — (4.0)%
Altran Technologies SA	(27,052)	(429,315)
CoreLogic, Inc.	(6,274)	(262,441)
GMO internet, Inc.	(22,300)	(405,235)
Paychex, Inc.	(3,539)	(291,224)
Science Applications International Corp.	(5,843)	(505,770)
Twilio, Inc., Class A	(3,337)	(455,000)
		(2,348,985)
Life Sciences Tools and Services — (0.6)%
Charles River Laboratories International, Inc.	(2,652)	(376,319)
Machinery — (3.1)%
Deere & Co.	(3,297)	(546,346)
Donaldson Co., Inc.	(9,192)	(467,505)
Interpump Group SpA	(9,856)	(308,424)
Stanley Black & Decker, Inc.	(1,255)	(181,485)
Terex Corp.	(10,539)	(330,925)
		(1,834,685)
Media — (1.1)%
New York Times Co. (The), Class A	(6,536)	(213,204)
Walt Disney Co. (The)	(3,189)	(445,312)
		(658,516)
Metals and Mining — (1.4)%
Cleveland-Cliffs, Inc.	(41,927)	(447,361)
Fresnillo plc	(35,484)	(392,751)
		(840,112)
Mortgage Real Estate Investment Trusts (REITs) — (1.9)%
AGNC Investment Corp.	(33,374)	(561,351)
Annaly Capital Management, Inc.	(14,251)	(130,111)
New Residential Investment Corp.	(27,890)	(429,227)
		(1,120,689)
Multi-Utilities — (0.8)%
Sempra Energy	(3,416)	(469,495)

19

	Shares	Value
Oil, Gas and Consumable Fuels — (5.1)%
Centennial Resource Development, Inc., Class A	(11,131)	$(84,484)
Concho Resources, Inc.	(1,643)	(169,525)
Diamondback Energy, Inc.	(4,024)	(438,495)
Exxon Mobil Corp.	(6,299)	(482,692)
Matador Resources Co.	(20,216)	(401,894)
Noble Energy, Inc.	(18,291)	(409,719)
Targa Resources Corp.	(13,379)	(525,260)
Williams Cos., Inc. (The)	(18,355)	(514,674)
		(3,026,743)
Pharmaceuticals — (0.7)%
Aerie Pharmaceuticals, Inc.	(3,245)	(95,890)
Catalent, Inc.	(3,273)	(177,429)
Reata Pharmaceuticals, Inc., Class A	(1,666)	(157,187)
		(430,506)
Professional Services — (1.6)%
Equifax, Inc.	(4,365)	(590,323)
ManpowerGroup, Inc.	(3,832)	(370,171)
		(960,494)
Real Estate Management and Development — (2.1)%
Capital & Counties Properties plc	(37,882)	(104,344)
Howard Hughes Corp. (The)	(5,047)	(625,021)
Kennedy-Wilson Holdings, Inc.	(25,432)	(523,136)
		(1,252,501)
Road and Rail — (1.6)%
AMERCO	(1,434)	(542,841)
JB Hunt Transport Services, Inc.	(2,247)	(205,398)
Ryder System, Inc.	(2,997)	(174,725)
		(922,964)
Semiconductors and Semiconductor Equipment — (3.0)%
Brooks Automation, Inc.	(11,033)	(427,529)
Entegris, Inc.	(7,552)	(281,841)
First Solar, Inc.	(7,156)	(470,006)
SCREEN Holdings Co. Ltd.	(3,400)	(142,689)
Ulvac, Inc.	(14,800)	(470,985)
		(1,793,050)
Software — (1.8)%
2U, Inc.	(3,199)	(120,410)
8x8, Inc.	(9,046)	(218,008)
Envestnet, Inc.	(616)	(42,116)
Fuji Soft, Inc.	(10,100)	(444,080)
Trade Desk, Inc. (The), Class A	(1,142)	(260,125)
		(1,084,739)
Specialty Retail — (2.9)%
Burlington Stores, Inc.	(2,374)	(403,936)
Floor & Decor Holdings, Inc., Class A	(11,115)	(465,719)
Gap, Inc. (The)	(4,193)	(75,348)

20

	Shares	Value
Kingfisher plc	(136,244)	$(372,200)
Monro, Inc.	(2,793)	(238,243)
Tiffany & Co.	(1,666)	(156,004)
		(1,711,450)
Textiles, Apparel and Luxury Goods — (0.5)%
Cie Financiere Richemont SA	(3,732)	(316,750)
Thrifts and Mortgage Finance — (1.0)%
TFS Financial Corp.	(32,030)	(578,782)
Trading Companies and Distributors — (3.1)%
AerCap Holdings NV	(10,900)	(566,909)
Air Lease Corp.	(7,805)	(322,659)
GATX Corp.	(7,634)	(605,300)
NOW, Inc.	(25,458)	(375,760)
		(1,870,628)
Water Utilities — (1.6)%
American Water Works Co., Inc.	(4,272)	(495,552)
Aqua America, Inc.	(10,869)	(449,651)
		(945,203)
Wireless Telecommunication Services — (0.9)%
Sprint Corp.	(78,164)	(513,537)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $55,613,845)		(58,229,654)
OTHER ASSETS AND LIABILITIES(3) — 99.4%		59,109,297
TOTAL NET ASSETS — 100.0%		$59,470,697

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $13,099,376.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $54,049,595)	$58,591,054
Foreign currency holdings, at value (cost of $8,068)	8,075
Deposits for securities sold short	59,221,065
Receivable for investments sold	3,542,768
Receivable for capital shares sold	34,437
Dividends and interest receivable	140,738
121,538,137

Liabilities
Securities sold short, at value (proceeds of $55,613,845)	58,229,654
Disbursements in excess of demand deposit cash	687
Payable for investments purchased	3,598,689
Payable for capital shares redeemed	35,026
Accrued management fees	62,613
Distribution and service fees payable	3,410
Dividend expense payable on securities sold short	137,361
62,067,440

Net Assets	$59,470,697

Net Assets Consist of:
Capital (par value and paid-in surplus)	$58,372,982
Distributable earnings	1,097,715
$59,470,697

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$23,171,485	2,204,204	$10.51
I Class, $0.01 Par Value	$22,671,848	2,100,983	$10.79
Y Class, $0.01 Par Value	$6,440,653	596,396	$10.80
A Class, $0.01 Par Value	$2,784,926	273,437	$10.18*
C Class, $0.01 Par Value	$2,263,159	245,678	$9.21
R Class, $0.01 Par Value	$2,133,153	216,499	$9.85
R5 Class, $0.01 Par Value	$5,473	507	$10.79
*Maximum offering price $10.80 (net asset value divided by 0.9425).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $46,675)	$1,340,588
Interest	1,287,784
2,628,372

Expenses:
Dividend expense on securities sold short	1,254,529
Management fees	925,030
Distribution and service fees:
A Class	8,400
C Class	39,999
R Class	11,917
Directors' fees and expenses	5,057
Other expenses	1,569
2,246,501

Net investment income (loss)	381,871

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(248,912)
Securities sold short transactions	1,426,298
Foreign currency translation transactions	(877)
1,176,509

Change in net unrealized appreciation (depreciation) on:
Investments	(1,180,750)
Securities sold short	(1,618,446)
Translation of assets and liabilities in foreign currencies	731
(2,798,465)

Net realized and unrealized gain (loss)	(1,621,956)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,240,085)

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$381,871	$(715,325)
Net realized gain (loss)	1,176,509	6,124,462
Change in net unrealized appreciation (depreciation)	(2,798,465)	(3,094,720)
Net increase (decrease) in net assets resulting from operations	(1,240,085)	2,314,417

Distributions to Shareholders
From earnings:
Investor Class	(1,794,225)	—
I Class	(1,330,784)	—
Y Class	(145,291)	—
A Class	(169,123)	—
C Class	(242,745)	—
R Class	(122,773)	—
R5 Class	(247)	—
Decrease in net assets from distributions	(3,805,188)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(13,231,865)	(39,883,856)

Net increase (decrease) in net assets	(18,277,138)	(37,569,439)

Net Assets
Beginning of period	77,747,835	115,317,274
End of period	$59,470,697	$77,747,835

See Notes to Financial Statements.

24

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

25

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there

26

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	1.0480% to 1.2300%	0.2500% to 0.3100%	1.37%
I Class		0.0500% to 0.1100%	1.17%
Y Class		0.0000% to 0.0600%	1.12%
A Class		0.2500% to 0.3100%	1.37%
C Class		0.2500% to 0.3100%	1.37%
R Class		0.2500% to 0.3100%	1.37%
R5 Class		0.0500% to 0.1100%	1.17%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

27

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2019 were $208,062,194 and $206,904,277, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000
Sold	704,735	$7,814,316	906,191	$10,253,405
Issued in reinvestment of distributions	166,521	1,788,434	—	—
Redeemed	(1,920,574)	(20,976,407)	(4,913,854)	(55,483,172)
	(1,049,318)	(11,373,657)	(4,007,663)	(45,229,767)
I Class/Shares Authorized	30,000,000		30,000,000
Sold	1,444,629	16,160,116	4,254,423	49,144,474
Issued in reinvestment of distributions	120,860	1,330,671	—	—
Redeemed	(1,964,168)	(21,951,558)	(3,617,623)	(42,188,226)
	(398,679)	(4,460,771)	636,800	6,956,248
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	531,068	5,973,794	65,935	770,788
Issued in reinvestment of distributions	13,196	145,291	—	—
Redeemed	(13,755)	(153,091)	(484)	(5,632)
	530,509	5,965,994	65,451	765,156
A Class/Shares Authorized	20,000,000		20,000,000
Sold	75,025	818,155	94,048	1,043,367
Issued in reinvestment of distributions	15,992	166,638	—	—
Redeemed	(159,265)	(1,713,766)	(203,489)	(2,256,379)
	(68,248)	(728,973)	(109,441)	(1,213,012)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	58,746	575,762	278,923	2,846,030
Issued in reinvestment of distributions	25,091	237,364	—	—
Redeemed	(330,642)	(3,193,876)	(307,223)	(3,114,851)
	(246,805)	(2,380,750)	(28,300)	(268,821)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	21,734	224,860	34,986	375,985
Issued in reinvestment of distributions	12,166	122,762	—	—
Redeemed	(57,536)	(596,445)	(118,537)	(1,275,653)
	(23,636)	(248,823)	(83,551)	(899,668)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	7,859	89,105	517	6,031
Issued in reinvestment of distributions	22	247	—	—
Redeemed	(8,325)	(94,237)	(2)	(23)
	(444)	(4,885)	515	6,008
Net increase (decrease)	(1,256,621)	$(13,231,865)	(3,526,189)	$(39,883,856)

28

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Air Freight and Logistics	$252,881	$124,857	—
Airlines	—	369,210	—
Automobiles	—	269,171	—
Chemicals	664,994	194,310	—
Construction and Engineering	511,244	307,520	—
Electric Utilities	115,997	559,963	—
Energy Equipment and Services	—	475,362	—
Food Products	887,847	484,111	—
Gas Utilities	—	63,244	—
Health Care Equipment and Supplies	2,604,667	207,395	—
Hotels, Restaurants and Leisure	1,944,387	32,513	—
Household Durables	—	584,756	—
Insurance	1,879,142	383,628	—
Life Sciences Tools and Services	1,035,582	53,524	—
Metals and Mining	434,216	1,566,624	—
Multi-Utilities	—	511,528	—
Oil, Gas and Consumable Fuels	1,624,131	1,125,089	—
Pharmaceuticals	570,910	468,776	—
Professional Services	1,932,900	86,596	—
Real Estate Management and Development	—	109,130	—
Semiconductors and Semiconductor Equipment	1,569,535	616,656	—
Specialty Retail	1,439,906	94,359	—
Technology Hardware, Storage and Peripherals	249,736	49,436	—
Other Industries	31,432,143	—	—
Temporary Cash Investments	4,221	698,857	—
	$49,154,439	$9,436,615	—

29

	Level 1	Level 2	Level 3
Liabilities
Securities Sold Short
Common Stocks
Chemicals	$1,484,486	$525,306	—
Construction and Engineering	623,669	932,919	—
Diversified Telecommunication Services	—	263,446	—
Electrical Equipment	459,635	291,888	—
Food Products	2,088,072	474,940	—
Health Care Equipment and Supplies	2,621,221	320,008	—
Health Care Providers and Services	672,831	125,187	—
Hotels, Restaurants and Leisure	3,117,220	88,859	—
Insurance	1,239,600	797,774	—
IT Services	1,514,435	834,550	—
Machinery	1,526,261	308,424	—
Metals and Mining	447,361	392,751	—
Real Estate Management and Development	1,148,157	104,344	—
Semiconductors and Semiconductor Equipment	1,179,376	613,674	—
Software	640,659	444,080	—
Specialty Retail	1,339,250	372,200	—
Textiles, Apparel and Luxury Goods	—	316,750	—
Other Industries	30,920,321	—	—
	$51,022,554	$7,207,100	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

30

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$3,401,104	—
Long-term capital gains	$404,084	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to excise tax distributions, were made to capital $(3,048,205) and distributable earnings $3,048,205.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$54,164,623
Gross tax appreciation of investments	$6,350,988
Gross tax depreciation of investments	(1,924,557)
Net tax appreciation (depreciation) of investments	4,426,431
Gross tax appreciation on securities sold short	2,053,463
Gross tax depreciation on securities sold short	(5,198,978)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	32
Net tax appreciation (depreciation)	$1,280,948
Undistributed ordinary income	—
Post-October capital loss deferral	$(183,233)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on unsettled short positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$11.30	0.06	(0.30)	(0.24)	(0.55)	$10.51	(2.17)%	3.13%	1.38%	0.53%	307%	$23,171
2018	$11.11	(0.08)	0.27	0.19	—	$11.30	1.71%	3.07%	1.38%	(0.69)%	289%	$36,778
2017	$11.01	(0.13)	0.23	0.10	—	$11.11	0.91%	2.92%	1.38%	(1.17)%	344%	$80,666
2016	$11.12	(0.14)	0.03	(0.11)	—	$11.01	(0.99)%	2.93%	1.40%	(1.25)%	235%	$84,899
2015	$11.24	(0.16)	0.04	(0.12)	—	$11.12	(1.07)%	2.91%	1.38%	(1.42)%	243%	$57,263
I Class
2019	$11.57	0.08	(0.31)	(0.23)	(0.55)	$10.79	(2.12)%	2.93%	1.18%	0.73%	307%	$22,672
2018	$11.34	(0.05)	0.28	0.23	—	$11.57	2.03%	2.87%	1.18%	(0.49)%	289%	$28,914
2017	$11.22	(0.11)	0.23	0.12	—	$11.34	1.07%	2.72%	1.18%	(0.97)%	344%	$21,132
2016	$11.30	(0.12)	0.04	(0.08)	—	$11.22	(0.71)%	2.73%	1.20%	(1.05)%	235%	$14,129
2015	$11.41	(0.14)	0.03	(0.11)	—	$11.30	(0.96)%	2.71%	1.18%	(1.22)%	243%	$9,509
Y Class
2019	$11.57	0.09	(0.31)	(0.22)	(0.55)	$10.80	(2.03)%	2.88%	1.13%	0.78%	307%	$6,441
2018	$11.34	(0.01)	0.24	0.23	—	$11.57	2.03%	2.82%	1.13%	(0.44)%	289%	$762
2017(3)	$11.47	(0.02)	(0.11)	(0.13)	—	$11.34	(1.13)%	2.67%(4)	1.13%(4)	(0.64)%(4)	344%(5)	$5

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$11.00	0.03	(0.30)	(0.27)	(0.55)	$10.18	(2.42)%	3.38%	1.63%	0.28%	307%	$2,785
2018	$10.83	(0.10)	0.27	0.17	—	$11.00	1.48%	3.32%	1.63%	(0.94)%	289%	$3,757
2017	$10.76	(0.16)	0.23	0.07	—	$10.83	0.65%	3.17%	1.63%	(1.42)%	344%	$4,888
2016	$10.90	(0.17)	0.03	(0.14)	—	$10.76	(1.28)%	3.18%	1.65%	(1.50)%	235%	$11,113
2015	$11.04	(0.19)	0.05	(0.14)	—	$10.90	(1.27)%	3.16%	1.63%	(1.67)%	243%	$18,129
C Class
2019	$10.07	(0.04)	(0.27)	(0.31)	(0.55)	$9.21	(3.26)%	4.13%	2.38%	(0.47)%	307%	$2,263
2018	$10.00	(0.17)	0.24	0.07	—	$10.07	0.70%	4.07%	2.38%	(1.69)%	289%	$4,960
2017	$10.01	(0.22)	0.21	(0.01)	—	$10.00	(0.10)%	3.92%	2.38%	(2.17)%	344%	$5,207
2016	$10.20	(0.23)	0.04	(0.19)	—	$10.01	(1.86)%	3.93%	2.40%	(2.25)%	235%	$7,182
2015	$10.42	(0.25)	0.03	(0.22)	—	$10.20	(2.11)%	3.91%	2.38%	(2.42)%	243%	$6,413
R Class
2019	$10.68	—(6)	(0.28)	(0.28)	(0.55)	$9.85	(2.68)%	3.63%	1.88%	0.03%	307%	$2,133
2018	$10.55	(0.13)	0.26	0.13	—	$10.68	1.23%	3.57%	1.88%	(1.19)%	289%	$2,565
2017	$10.51	(0.18)	0.22	0.04	—	$10.55	0.38%	3.42%	1.88%	(1.67)%	344%	$3,416
2016	$10.66	(0.19)	0.04	(0.15)	—	$10.51	(1.41)%	3.43%	1.90%	(1.75)%	235%	$3,742
2015	$10.83	(0.21)	0.04	(0.17)	—	$10.66	(1.57)%	3.41%	1.88%	(1.92)%	243%	$2,187

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$11.56	0.11	(0.33)	(0.22)	(0.55)	$10.79	(2.03)%	2.93%	1.18%	0.73%	307%	$5
2018	$11.34	(0.04)	0.26	0.22	—	$11.56	1.94%	2.87%	1.18%	(0.49)%	289%	$11
2017(3)	$11.47	(0.02)	(0.11)	(0.13)	—	$11.34	(1.13)%	2.72%(4)	1.18%(4)	(0.69)%(4)	344%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of AC Alternatives® Equity Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Equity Market Neutral Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

39

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

40

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $663,983, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,048,205 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $404,084, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

44

Notes

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92987 1908

Annual Report

June 30, 2019

Core Equity Plus Fund
Investor Class (ACPVX)
I Class (ACPKX)
A Class (ACPQX)
C Class (ACPHX)
R Class (ACPWX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACPVX	3.81%	7.07%	11.84%	10/31/11
S&P 500 Index	—	10.42%	10.71%	14.15%	—
I Class	ACPKX	4.06%	7.29%	12.07%	10/31/11
A Class	ACPQX				10/31/11
No sales charge		3.54%	6.81%	11.56%
With sales charge		-2.40%	5.55%	10.70%
C Class	ACPHX	2.76%	6.00%	10.72%	10/31/11
R Class	ACPWX	3.31%	6.53%	11.28%	10/31/11
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $23,584

S&P 500 Index — $27,585

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.85%	1.65%	2.10%	2.85%	2.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

Core Equity Plus returned 3.81%* for the fiscal year ended June 30, 2019, compared with the 10.42% return of its benchmark, the S&P 500 Index.

Core Equity Plus advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

The portfolio underperformed the benchmark by a wide margin as a result of disappointing stock selection decisions. Stock choices in the consumer discretionary, consumer staples and materials sectors detracted the most. On a positive note, positioning in the information technology and financials sectors benefited relative performance.

Stock Choices Across Several Sectors Detracted from Relative Returns

Within consumer discretionary, positioning within the hotels, restaurants and leisure industry was a leading detractor. Security selection within multiline retail also weighed on results. In the textiles, apparel and luxury goods industry, long positions in Capri Holdings and Tapestry were two of the largest individual detractors from performance. The stocks came under pressure during the period in part due to investor concern over slowing consumer demand. Both companies’ factor scores decreased during the period, and we closed the positions.

In consumer staples, a long position in Edgewell Personal Care was among the top detractors from performance. The stock price slid during the period after an acquisition announcement. We exited the stock. Security selection within the beverages industry and positioning within household products both detracted. The materials sector also provided a headwind to returns. Stock choices within the chemicals industry hurt relative results, as did positioning among containers and packaging companies.

Other notable detractors included a long position in Continental Resources. The stock fell early in the period amid oil price volatility. The stock maintains above-average scores for sentiment, quality and valuation factors. A long position in energy company Halliburton also detracted. Its factor scores deteriorated during the period, and we exited our position.

Information Technology and Financials Were Additive

Security choices in the software industry were a primary driver of returns for the information technology sector. A short position in 2U was one of the top individual performers for the year. The online education company’s stock fell on the back of reduced enrollment and falling revenue. The company earns poor scores for sentiment and valuation. We have closed the position. A long position in Cadence Design Systems was also among the leading contributors. The company maintains high scores across all four factors of our model. Selection within electronic equipment, instruments and components also bolstered returns, as did positioning within the communications equipment industry.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Within the financials sector, security selection within banks bolstered results. Short positions in companies such as Sterling Bancorp, Home BancShares and First Financial Bancorp benefited returns as these companies struggled during the period amid slowing economic growth and falling interest rates. We have closed the positions in Sterling Bancorp and Home BancShares. Among other notable individual contributors, a long position in outdoor clothing and shoe company Deckers Outdoor was beneficial. The company beat earnings estimates and raised guidance several times throughout the 12 months. The retailer maintains above-average scores across all four model factors. A long holding in specialty retail company AutoZone was among the top individual contributors. The stock of the automotive parts retailer rose during the period and maintains high scores within our model for sentiment and quality.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not seek significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology was the most overweight sector. According to our factor model, the software and communications equipment industries offer some of the best opportunities in the current environment. Health care ended the period as the second-largest relative overweight. Based on our factor model, we believe there are significant opportunities for growth in the health care equipment and supplies industry. Conversely, our largest underweight at period-end was in the consumer staples sector, where our underweight is driven by a lower exposure to the household products industry. In addition, we are underweight consumer discretionary and utilities companies, where our model shows a comparative lack of opportunity.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Long Holdings	% of net assets
Apple, Inc.	4.08%
Amazon.com, Inc.	4.01%
Microsoft Corp.	3.38%
Alphabet, Inc., Class A	3.27%
Facebook, Inc., Class A	2.61%
JPMorgan Chase & Co.	2.33%
Visa, Inc., Class A	1.90%
Cisco Systems, Inc.	1.90%
Bank of America Corp.	1.89%
Johnson & Johnson	1.73%

Top Five Short Holdings	% of net assets
Graphic Packaging Holding Co.	(0.86)%
Pinnacle Financial Partners, Inc.	(0.82)%
First Solar, Inc.	(0.81)%
Sotheby's	(0.80)%
Leggett & Platt, Inc.	(0.79)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.1%
Common Stocks Sold Short	(29.9)%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,139.40	$10.45	1.97%
I Class	$1,000	$1,141.40	$9.40	1.77%
A Class	$1,000	$1,137.60	$11.77	2.22%
C Class	$1,000	$1,134.10	$15.72	2.97%
R Class	$1,000	$1,136.50	$13.08	2.47%
Hypothetical
Investor Class	$1,000	$1,015.03	$9.84	1.97%
I Class	$1,000	$1,016.02	$8.85	1.77%
A Class	$1,000	$1,013.79	$11.08	2.22%
C Class	$1,000	$1,010.07	$14.80	2.97%
R Class	$1,000	$1,012.55	$12.33	2.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 128.1%
Aerospace and Defense — 1.9%
Boeing Co. (The)	451	$164,168
Curtiss-Wright Corp.	3,858	490,468
Hexcel Corp.	12,237	989,729
L3 Technologies, Inc.	549	134,598
Mercury Systems, Inc.(1)	18,222	1,281,918
Raytheon Co.	1,079	187,616
		3,248,497
Air Freight and Logistics — 0.6%
CH Robinson Worldwide, Inc.	11,966	1,009,332
Banks — 11.4%
Bank of America Corp.(2)	110,682	3,209,778
BB&T Corp.	35,736	1,755,710
Citigroup, Inc.	5,092	356,593
Comerica, Inc.	19,153	1,391,274
East West Bancorp, Inc.	11,747	549,407
Fifth Third Bancorp	55,008	1,534,723
First Citizens BancShares, Inc., Class A	1,977	890,184
Huntington Bancshares, Inc.(2)	101,777	1,406,558
JPMorgan Chase & Co.(2)	35,419	3,959,844
Popular, Inc.	15,364	833,343
SunTrust Banks, Inc.	13,831	869,278
Wells Fargo & Co.(2)	54,892	2,597,490
		19,354,182
Beverages — 1.3%
Coca-Cola Co. (The)(2)	23,649	1,204,207
PepsiCo, Inc.	7,105	931,679
		2,135,886
Biotechnology — 3.5%
AbbVie, Inc.	15,608	1,135,014
Alexion Pharmaceuticals, Inc.(1)	4,290	561,904
Amgen, Inc.	6,366	1,173,127
Biogen, Inc.(1)	3,094	723,594
Celgene Corp.(1)	9,127	843,700
Genomic Health, Inc.(1)	7,540	438,602
Gilead Sciences, Inc.	3,408	230,244
Halozyme Therapeutics, Inc.(1)	10,491	180,235
Incyte Corp.(1)	6,888	585,204
		5,871,624
Building Products — 1.8%
Johnson Controls International plc	40,367	1,667,561

10

	Shares	Value
Masco Corp.	33,398	$1,310,537
		2,978,098
Capital Markets — 3.2%
Artisan Partners Asset Management, Inc., Class A	49,239	1,355,057
BGC Partners, Inc., Class A	74,774	391,068
Evercore, Inc., Class A	13,883	1,229,617
FactSet Research Systems, Inc.	1,409	403,763
LPL Financial Holdings, Inc.	17,937	1,463,121
MSCI, Inc.	2,178	520,085
		5,362,711
Chemicals — 0.4%
NewMarket Corp.	1,706	684,004
Commercial Services and Supplies — 2.4%
Clean Harbors, Inc.(1)	12,964	921,740
Republic Services, Inc.	17,390	1,506,670
Waste Management, Inc.	14,567	1,680,595
		4,109,005
Communications Equipment — 3.1%
Ciena Corp.(1)	27,715	1,139,918
Cisco Systems, Inc.(2)	59,175	3,238,648
Juniper Networks, Inc.	9,697	258,231
Motorola Solutions, Inc.	3,702	617,234
		5,254,031
Construction and Engineering — 0.1%
EMCOR Group, Inc.	1,832	161,399
Consumer Finance — 2.8%
American Express Co.	5,699	703,485
Credit Acceptance Corp.(1)	2,536	1,226,993
Discover Financial Services	22,512	1,746,706
Green Dot Corp., Class A(1)	2,254	110,221
Synchrony Financial	28,226	978,595
		4,766,000
Containers and Packaging — 0.2%
Packaging Corp. of America	2,983	284,340
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	7,383	1,573,834
Diversified Telecommunication Services — 2.3%
AT&T, Inc.	8,906	298,440
CenturyLink, Inc.	63,422	745,843
Verizon Communications, Inc.(2)	51,032	2,915,458
		3,959,741
Electric Utilities — 0.8%
ALLETE, Inc.	9,118	758,709
IDACORP, Inc.	6,459	648,677
		1,407,386
Electrical Equipment — 0.2%
Rockwell Automation, Inc.	2,329	381,560

11

	Shares	Value
Electronic Equipment, Instruments and Components — 2.0%
FLIR Systems, Inc.	14,417	$779,960
Keysight Technologies, Inc.(1)	11,751	1,055,357
National Instruments Corp.	18,617	781,728
Zebra Technologies Corp., Class A(1)	4,147	868,755
		3,485,800
Energy Equipment and Services — 0.5%
Patterson-UTI Energy, Inc.	73,821	849,680
Entertainment — 3.1%
Activision Blizzard, Inc.	32,996	1,557,411
Electronic Arts, Inc.(1)	15,554	1,574,998
Take-Two Interactive Software, Inc.(1)	14,621	1,659,922
Walt Disney Co. (The)	3,089	431,348
		5,223,679
Equity Real Estate Investment Trusts (REITs) — 3.4%
American Homes 4 Rent, Class A	33,986	826,200
CareTrust REIT, Inc.	53,686	1,276,653
GEO Group, Inc. (The)	64,166	1,348,128
Healthcare Trust of America, Inc., Class A	14,719	403,742
Life Storage, Inc.	11,441	1,087,810
Regency Centers Corp.	6,526	435,545
Sunstone Hotel Investors, Inc.	32,209	441,586
		5,819,664
Food and Staples Retailing — 0.7%
Performance Food Group Co.(1)	29,732	1,190,172
Food Products — 2.5%
Campbell Soup Co.	30,984	1,241,529
General Mills, Inc.	29,034	1,524,866
Hershey Co. (The)	11,698	1,567,883
		4,334,278
Health Care Equipment and Supplies — 6.5%
ABIOMED, Inc.(1)	326	84,920
Danaher Corp.	10,594	1,514,094
Hill-Rom Holdings, Inc.	12,460	1,303,565
Hologic, Inc.(1)	29,134	1,399,015
Integer Holdings Corp.(1)	17,300	1,451,816
Masimo Corp.(1)	1,313	195,401
Medtronic plc	23,379	2,276,881
NuVasive, Inc.(1)	24,342	1,424,981
Stryker Corp.	6,932	1,425,080
		11,075,753
Health Care Providers and Services — 1.4%
Amedisys, Inc.(1)	9,684	1,175,735
Chemed Corp.	1,292	466,205
Ensign Group, Inc. (The)	2,147	122,207
HealthEquity, Inc.(1)	4,356	284,882

12

	Shares	Value
UnitedHealth Group, Inc.	1,147	$279,880
		2,328,909
Health Care Technology — 0.9%
Omnicell, Inc.(1)	6,914	594,811
Veeva Systems, Inc., Class A(1)	5,668	918,840
		1,513,651
Hotels, Restaurants and Leisure — 2.2%
Cheesecake Factory, Inc. (The)	8,295	362,657
Chipotle Mexican Grill, Inc.(1)	251	183,953
Darden Restaurants, Inc.	10,588	1,288,877
Starbucks Corp.(2)	23,455	1,966,233
		3,801,720
Household Durables — 0.1%
Garmin Ltd.	1,400	111,720
Household Products — 0.2%
Procter & Gamble Co. (The)	2,425	265,901
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	14,525	510,118
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	3,702	646,332
Insurance — 2.0%
Mercury General Corp.	22,018	1,376,125
MetLife, Inc.	4,824	239,608
Progressive Corp. (The)(2)	22,595	1,806,018
		3,421,751
Interactive Media and Services — 6.2%
Alphabet, Inc., Class A(1)(2)	5,134	5,559,095
Facebook, Inc., Class A(1)(2)	23,032	4,445,176
Snap, Inc., Class A(1)	40,158	574,260
		10,578,531
Internet and Direct Marketing Retail — 5.0%
Amazon.com, Inc.(1)(2)	3,604	6,824,643
eBay, Inc.	44,703	1,765,768
		8,590,411
IT Services — 5.0%
Akamai Technologies, Inc.(1)	16,675	1,336,334
Amdocs Ltd.	12,541	778,671
Mastercard, Inc., Class A	6,470	1,711,509
PayPal Holdings, Inc.(1)	8,062	922,777
Square, Inc., Class A(1)	7,990	579,515
Visa, Inc., Class A(2)	18,671	3,240,352
		8,569,158
Life Sciences Tools and Services — 3.3%
Agilent Technologies, Inc.	13,723	1,024,696
Bio-Rad Laboratories, Inc., Class A(1)	1,329	415,432
Illumina, Inc.(1)	4,992	1,837,805

13

	Shares	Value
Thermo Fisher Scientific, Inc.(2)	8,094	$2,377,046
		5,654,979
Machinery — 2.6%
Allison Transmission Holdings, Inc.	27,442	1,271,937
Cummins, Inc.	2,431	416,528
Snap-on, Inc.	9,152	1,515,937
Woodward, Inc.	11,181	1,265,242
		4,469,644
Media — 0.4%
Comcast Corp., Class A	17,817	753,303
Metals and Mining — 0.8%
Steel Dynamics, Inc.	46,782	1,412,816
Oil, Gas and Consumable Fuels — 6.2%
Cabot Oil & Gas Corp.	54,863	1,259,655
Chevron Corp.	12,641	1,573,046
ConocoPhillips	1,827	111,447
Continental Resources, Inc.(1)	8,777	369,424
CVR Energy, Inc.	26,328	1,316,137
Delek US Holdings, Inc.	32,866	1,331,730
EOG Resources, Inc.	10,113	942,127
Exxon Mobil Corp.	12,356	946,840
HollyFrontier Corp.	26,953	1,247,385
Phillips 66	16,061	1,502,346
		10,600,137
Paper and Forest Products — 0.7%
Domtar Corp.	25,229	1,123,447
Pharmaceuticals — 5.7%
Allergan plc	4,822	807,348
Bristol-Myers Squibb Co.	11,127	504,609
Eli Lilly & Co.	6,430	712,380
Horizon Therapeutics plc(1)	16,797	404,136
Jazz Pharmaceuticals plc(1)	3,081	439,227
Johnson & Johnson(2)	21,174	2,949,115
Merck & Co., Inc.	22,646	1,898,867
Pfizer, Inc.	27,763	1,202,693
Zoetis, Inc.	7,109	806,800
		9,725,175
Professional Services — 1.9%
ASGN, Inc.(1)	3,946	239,127
CoStar Group, Inc.(1)	2,483	1,375,731
Korn Ferry	26,423	1,058,770
Robert Half International, Inc.	9,423	537,205
		3,210,833
Road and Rail — 1.2%
CSX Corp.	21,192	1,639,625
Norfolk Southern Corp.	1,592	317,333
		1,956,958

14

	Shares	Value
Semiconductors and Semiconductor Equipment — 4.2%
Broadcom, Inc.(2)	7,170	$2,063,956
Cirrus Logic, Inc.(1)	21,039	919,404
Intel Corp.	30,818	1,475,258
Qorvo, Inc.(1)	9,326	621,205
QUALCOMM, Inc.	8,309	632,065
Xilinx, Inc.	11,816	1,393,343
		7,105,231
Software — 8.8%
Adobe, Inc.(1)	3,909	1,151,787
Autodesk, Inc.(1)	2,468	402,037
Cadence Design Systems, Inc.(1)	23,631	1,673,311
Intuit, Inc.(2)	7,309	1,910,061
LogMeIn, Inc.	7,170	528,286
Microsoft Corp.(2)	42,876	5,743,669
Oracle Corp. (New York)	30,958	1,763,677
Proofpoint, Inc.(1)	4,024	483,886
Teradata Corp.(1)	25,510	914,533
VMware, Inc., Class A	2,352	393,278
		14,964,525
Specialty Retail — 3.4%
American Eagle Outfitters, Inc.	13,285	224,517
AutoZone, Inc.(1)	1,286	1,413,918
Foot Locker, Inc.	20,563	862,001
L Brands, Inc.	5,004	130,604
Murphy USA, Inc.(1)	15,592	1,310,196
O'Reilly Automotive, Inc.(1)	2,809	1,037,420
Ulta Beauty, Inc.(1)	2,330	808,254
		5,786,910
Technology Hardware, Storage and Peripherals — 4.4%
Apple, Inc.(2)	35,119	6,950,752
Hewlett Packard Enterprise Co.	32,405	484,455
		7,435,207
Textiles, Apparel and Luxury Goods — 2.2%
Deckers Outdoor Corp.(1)	8,186	1,440,490
NIKE, Inc., Class B(2)	23,577	1,979,289
Ralph Lauren Corp.	2,803	318,393
		3,738,172
Thrifts and Mortgage Finance — 0.8%
Essent Group Ltd.(1)	27,379	1,286,539
Trading Companies and Distributors — 0.7%
HD Supply Holdings, Inc.(1)	31,546	1,270,673
Transportation Infrastructure — 0.3%
Macquarie Infrastructure Corp.	12,857	521,223
Wireless Telecommunication Services — 1.2%
Shenandoah Telecommunications Co.	29,982	1,154,907
Telephone & Data Systems, Inc.	27,429	833,842

15

	Shares	Value
United States Cellular Corp.(1)	1,777	$79,378
		2,068,127
TOTAL COMMON STOCKS (Cost $173,692,612)		217,942,757
TEMPORARY CASH INVESTMENTS — 1.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $2,704,927), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $2,656,284)		2,655,786
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $517,373), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $504,053)		504,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,113	2,113
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,161,899)		3,161,899
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 129.9% (Cost $176,854,511)		221,104,656
COMMON STOCKS SOLD SHORT — (29.9)%
Aerospace and Defense — (0.1)%
BWX Technologies, Inc.	(3,216)	(167,554)
Auto Components — (0.4)%
LCI Industries	(7,774)	(699,660)
Banks — (4.9)%
Atlantic Union Bankshares Corp.	(27,146)	(959,068)
BOK Financial Corp.	(8,925)	(673,659)
Cadence BanCorp	(27,192)	(565,594)
First Financial Bancorp	(39,779)	(963,447)
Fulton Financial Corp.	(75,082)	(1,229,092)
Old National Bancorp	(74,348)	(1,233,433)
Pinnacle Financial Partners, Inc.	(24,203)	(1,391,189)
United Bankshares, Inc.	(35,708)	(1,324,410)
		(8,339,892)
Beverages — (0.5)%
Brown-Forman Corp., Class B	(14,940)	(828,124)
Biotechnology — (0.9)%
Global Blood Therapeutics, Inc.	(7,083)	(372,566)
Madrigal Pharmaceuticals, Inc.	(3,395)	(355,830)
Sage Therapeutics, Inc.	(2,065)	(378,081)
Sarepta Therapeutics, Inc.	(3,335)	(506,753)
		(1,613,230)
Building Products — (0.5)%
Trex Co., Inc.	(12,378)	(887,503)
Capital Markets — (0.5)%
Ares Management Corp., Class A	(15,343)	(401,526)
KKR & Co., Inc., Class A	(16,265)	(411,017)
		(812,543)
Commercial Services and Supplies — (0.2)%
Healthcare Services Group, Inc.	(10,112)	(306,596)

16

	Shares	Value
Stericycle, Inc.	(2,385)	$(113,884)
		(420,480)
Construction and Engineering — (0.7)%
Granite Construction, Inc.	(25,684)	(1,237,455)
Consumer Finance — (0.3)%
SLM Corp.	(59,487)	(578,214)
Containers and Packaging — (0.9)%
Graphic Packaging Holding Co.	(104,213)	(1,456,898)
Distributors — (0.3)%
LKQ Corp.	(22,322)	(593,988)
Diversified Consumer Services — (0.9)%
Laureate Education, Inc., Class A	(5,984)	(94,008)
Sotheby's	(23,398)	(1,360,126)
		(1,454,134)
Electronic Equipment, Instruments and Components — (1.6)%
Amphenol Corp., Class A	(1,980)	(189,961)
Arrow Electronics, Inc.	(12,295)	(876,265)
Cognex Corp.	(8,358)	(401,017)
IPG Photonics Corp.	(8,649)	(1,334,108)
		(2,801,351)
Energy Equipment and Services — (0.5)%
McDermott International, Inc.	(91,667)	(885,503)
Health Care Equipment and Supplies — (1.9)%
Avanos Medical, Inc.(1)	(27,986)	(1,220,470)
Cantel Medical Corp.	(6,193)	(499,404)
Neogen Corp.	(2,876)	(178,628)
Wright Medical Group NV	(41,920)	(1,250,054)
		(3,148,556)
Hotels, Restaurants and Leisure — (1.8)%
Churchill Downs, Inc.	(8,541)	(982,813)
Domino's Pizza, Inc.	(718)	(199,805)
Eldorado Resorts, Inc.	(8,252)	(380,169)
Marriott Vacations Worldwide Corp.	(8,790)	(847,356)
Wynn Resorts Ltd.	(4,915)	(609,411)
		(3,019,554)
Household Durables — (1.2)%
Leggett & Platt, Inc.	(35,048)	(1,344,792)
Mohawk Industries, Inc.	(4,990)	(735,875)
		(2,080,667)
Independent Power and Renewable Electricity Producers — (0.3)%
Ormat Technologies, Inc.	(8,006)	(507,500)
Insurance — (0.5)%
WR Berkley Corp.	(12,477)	(822,609)
Internet and Direct Marketing Retail — (0.4)%
Wayfair, Inc., Class A	(4,247)	(620,062)
IT Services — (0.7)%
Twilio, Inc., Class A	(8,538)	(1,164,156)

17

	Shares	Value
Life Sciences Tools and Services — (0.7)%
Charles River Laboratories International, Inc.	(8,911)	$(1,264,471)
Machinery — (0.8)%
Donaldson Co., Inc.	(19,820)	(1,008,045)
Welbilt, Inc.(1)	(19,852)	(331,529)
		(1,339,574)
Media — (0.3)%
New York Times Co. (The), Class A	(16,611)	(541,851)
Metals and Mining — (0.1)%
United States Steel Corp.	(7,099)	(108,686)
Mortgage Real Estate Investment Trusts (REITs) — (0.1)%
AGNC Investment Corp.	(6,336)	(106,572)
Oil, Gas and Consumable Fuels — (1.6)%
Diamondback Energy, Inc.	(1,047)	(114,091)
Matador Resources Co.	(49,560)	(985,253)
Noble Energy, Inc.	(8,884)	(199,002)
Targa Resources Corp.	(25,635)	(1,006,430)
Williams Cos., Inc. (The)	(15,150)	(424,806)
		(2,729,582)
Pharmaceuticals — (0.7)%
Aerie Pharmaceuticals, Inc.	(8,696)	(256,967)
Catalent, Inc.	(9,498)	(514,887)
Reata Pharmaceuticals, Inc., Class A	(4,907)	(462,975)
		(1,234,829)
Professional Services — (0.4)%
Equifax, Inc.	(4,424)	(598,302)
Real Estate Management and Development — (1.1)%
Howard Hughes Corp. (The)	(10,069)	(1,246,945)
Kennedy-Wilson Holdings, Inc.	(32,876)	(676,259)
		(1,923,204)
Road and Rail — (0.7)%
AMERCO	(3,090)	(1,169,719)
Semiconductors and Semiconductor Equipment — (0.9)%
Brooks Automation, Inc.	(4,711)	(182,551)
First Solar, Inc.	(20,993)	(1,378,820)
		(1,561,371)
Software — (0.1)%
Trade Desk, Inc. (The), Class A	(617)	(140,540)
Specialty Retail — (0.8)%
Burlington Stores, Inc.	(2,499)	(425,205)
Floor & Decor Holdings, Inc., Class A	(7,557)	(316,638)
Monro, Inc.	(5,800)	(494,740)
Tiffany & Co.	(1,899)	(177,822)
		(1,414,405)
Thrifts and Mortgage Finance — (0.8)%
TFS Financial Corp.	(73,789)	(1,333,367)

18

	Shares	Value
Trading Companies and Distributors — (0.3)%
GATX Corp.	(5,758)	$(456,552)
Water Utilities — (0.5)%
Aqua America, Inc.	(20,959)	(867,074)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $48,628,978)		(50,929,732)
OTHER ASSETS AND LIABILITIES†		(4,554)
TOTAL NET ASSETS — 100.0%		$170,170,370

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	10	September 2019	$500	$1,472,100	$24,609

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $63,157,988.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $176,854,511)	$221,104,656
Deposits with broker for futures contracts	63,000
Receivable for capital shares sold	1,983
Receivable for variation margin on futures contracts	6,650
Dividends and interest receivable	177,393
221,353,682

Liabilities
Securities sold short, at value (proceeds of $48,628,978)	50,929,732
Disbursements in excess of demand deposit cash	282
Accrued management fees	177,516
Distribution and service fees payable	354
Dividend expense payable on securities sold short	75,428
51,183,312

Net Assets	$170,170,370

Net Assets Consist of:
Capital (par value and paid-in surplus)	$123,419,956
Distributable earnings	46,750,414
$170,170,370

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$169,173,370	11,626,570	$14.55
I Class, $0.01 Par Value	$5,499	378	$14.55
A Class, $0.01 Par Value	$541,743	37,304	$14.52*
C Class, $0.01 Par Value	$159,482	11,431	$13.95
R Class, $0.01 Par Value	$290,276	20,145	$14.41
*Maximum offering price $15.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $895)	$4,004,064
Interest	50,278
4,054,342

Expenses:
Dividend expense on securities sold short	759,252
Fees and charges on borrowings for securities sold short	394,769
Management fees	2,337,142
Distribution and service fees:
A Class	1,493
C Class	1,595
R Class	1,346
Directors' fees and expenses	12,822
Other expenses	674
3,509,093

Net investment income (loss)	545,249

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	13,987,906
Securities sold short transactions	(697,599)
Futures contract transactions	(714,850)
12,575,457

Change in net unrealized appreciation (depreciation) on:
Investments	(7,071,209)
Securities sold short	(645,016)
Futures contracts	24,609
(7,691,616)

Net realized and unrealized gain (loss)	4,883,841

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,429,090

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$545,249	$916,676
Net realized gain (loss)	12,575,457	9,483,593
Change in net unrealized appreciation (depreciation)	(7,691,616)	13,495,201
Net increase (decrease) in net assets resulting from operations	5,429,090	23,895,470

Distributions to Shareholders
From earnings:(1)
Investor Class	(16,145,698)	(7,104,528)
I Class	(525)	(1,539)
A Class	(63,288)	(17,901)
C Class	(16,143)	(8,914)
R Class	(27,810)	(7,443)
Decrease in net assets from distributions	(16,253,464)	(7,140,325)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(18,300,037)	3,279,313

Net increase (decrease) in net assets	(29,124,411)	20,034,458

Net Assets
Beginning of period	199,294,781	179,260,323
End of period	$170,170,370	$199,294,781

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(859,233), $(129), $(1,208) and $(136) for Investor Class, I Class, A Class and R Class, respectively. Distributions from net realized gains were $(6,245,295), $(1,410), $(16,693), $(8,914) and $(7,307) for Investor Class, I Class, A Class, C Class and R Class, respectively.

See Notes to Financial Statements.

22

Statement of Cash Flows

YEAR ENDED JUNE 30, 2019
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$5,429,090
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(216,090,625)
Proceeds from investments sold	261,866,766
Purchases to cover securities sold short	(69,627,560)
Proceeds from securities sold short	60,122,727
Proceeds from (payments on) futures contracts	(690,241)
(Increase) decrease in short-term investments	(228,069)
(Increase) decrease in deposits with broker for futures contracts	(63,000)
(Increase) decrease in receivable for investments sold	9,658,053
(Increase) decrease in dividends and interest receivable	10,956
(Increase) decrease in receivable for variation margin on futures contracts	(6,650)
Increase (decrease) in payable for investments purchased	(10,904,885)
Increase (decrease) in accrued management fees	(38,055)
Increase (decrease) in distribution and service fees payable	(93)
Increase (decrease) in dividend expense payable on securities sold short	27,582
Increase (decrease) in fees and charges payable on borrowings for securities sold short	(49,203)
Net realized (gain) loss on investment transactions	(13,987,906)
Net realized (gain) loss on securities sold short transactions	697,599
Net realized (gain) loss on futures contract transactions	714,850
Change in net unrealized (appreciation) depreciation on investments	7,071,209
Change in net unrealized (appreciation) depreciation on securities sold short	645,016
Change in net unrealized (appreciation) depreciation on futures contracts	(24,609)
Net cash from (used in) operating activities	34,532,952

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	6,892,820
Payments for shares redeemed	(41,384,601)
Increase (decrease) in disbursements in excess of demand deposit cash	282
Distributions paid, net of reinvestments	(41,453)
Net cash from (used in) financing activities	(34,532,952)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $16,212,011.

See Notes to Financial Statements.

23

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

24

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

25

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for financial instruments.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 92% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.9680% to 1.1500%	0.2500% to 0.3100%	1.29%
I Class		0.0500% to 0.1100%	1.09%
A Class		0.2500% to 0.3100%	1.29%
C Class		0.2500% to 0.3100%	1.29%
R Class		0.2500% to 0.3100%	1.29%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

26

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,288,263 and $2,572,108, respectively. The effect of interfund transactions on the Statement of Operations was $(29,624) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2019 were $285,718,185 and $321,745,175, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	110,000,000		110,000,000
Sold	453,282	$6,634,344	433,552	$6,761,560
Issued in reinvestment of distributions	1,210,680	16,104,245	459,516	7,090,550
Redeemed	(2,731,322)	(41,066,676)	(603,054)	(9,339,634)
	(1,067,360)	(18,328,087)	290,014	4,512,476
I Class/Shares Authorized	25,000,000		25,000,000
Sold	—	—	778	11,358
Issued in reinvestment of distributions	40	525	100	1,539
Redeemed	—	—	(71,046)	(1,062,889)
	40	525	(70,168)	(1,049,992)
A Class/Shares Authorized	15,000,000		15,000,000
Sold	5,735	92,353	15,734	244,083
Issued in reinvestment of distributions	4,788	63,288	1,164	17,901
Redeemed	(15,647)	(221,363)	(16,964)	(256,974)
	(5,124)	(65,722)	(66)	5,010
C Class/Shares Authorized	15,000,000		15,000,000
Sold	1,134	17,683	2,139	31,875
Issued in reinvestment of distributions	1,265	16,143	597	8,914
Redeemed	(1,102)	(14,332)	(19,259)	(284,363)
	1,297	19,494	(16,523)	(243,574)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	8,648	127,991	6,532	100,315
Issued in reinvestment of distributions	2,115	27,810	487	7,443
Redeemed	(5,881)	(82,048)	(3,343)	(52,365)
	4,882	73,753	3,676	55,393
Net increase (decrease)	(1,066,265)	$(18,300,037)	206,933	$3,279,313

27

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$217,942,757	—	—
Temporary Cash Investments	2,113	$3,159,786	—
	$217,944,870	$3,159,786	—
Other Financial Instruments
Futures Contracts	$24,609	—	—

Liabilities
Securities Sold Short
Common Stocks	$50,929,732	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $500 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $6,650 in receivable for variation margin on futures contracts*. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $(714,850) in net realized gain (loss) on futures contract transactions and $24,609 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

28

8. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$494,426	$859,900
Long-term capital gains	$15,759,038	$6,280,425

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$177,036,409
Gross tax appreciation of investments	$47,784,700
Gross tax depreciation of investments	(3,716,453)
Net tax appreciation (depreciation) of investments	44,068,247
Gross tax appreciation on securities sold short	1,812,884
Gross tax depreciation on securities sold short	(4,247,520)
Net tax appreciation (depreciation)	$41,633,611
Undistributed ordinary income	—
Accumulated long-term gains	$5,116,803

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

29

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$15.62	0.05	0.40	0.45	(0.05)	(1.47)	(1.52)	$14.55	3.81%	1.94%	1.30%	0.30%	122%	$169,173
2018	$14.28	0.07	1.85	1.92	(0.07)	(0.51)	(0.58)	$15.62	13.50%	1.85%	1.29%	0.48%	101%	$198,238
2017	$12.31	0.06	1.97	2.03	(0.06)	—	(0.06)	$14.28	16.46%	1.97%	1.30%	0.45%	111%	$177,112
2016	$13.85	0.10	(0.40)	(0.30)	(0.10)	(1.14)	(1.24)	$12.31	(2.13)%	1.89%	1.30%	0.82%	107%	$159,174
2015	$15.12	0.12	0.59	0.71	(0.11)	(1.87)	(1.98)	$13.85	4.84%	1.73%	1.30%	0.82%	106%	$163,487
I Class
2019	$15.61	0.08	0.40	0.48	(0.07)	(1.47)	(1.54)	$14.55	4.06%	1.74%	1.10%	0.50%	122%	$5
2018	$14.27	0.20	1.75	1.95	(0.10)	(0.51)	(0.61)	$15.61	13.73%	1.65%	1.09%	0.68%	101%	$5
2017	$12.31	0.09	1.95	2.04	(0.08)	—	(0.08)	$14.27	16.61%	1.77%	1.10%	0.65%	111%	$1,006
2016	$13.85	0.13	(0.39)	(0.26)	(0.14)	(1.14)	(1.28)	$12.31	(1.91)%	1.69%	1.10%	1.02%	107%	$1,381
2015	$15.13	0.15	0.57	0.72	(0.13)	(1.87)	(2.00)	$13.85	5.04%	1.53%	1.10%	1.02%	106%	$1,854
A Class
2019	$15.60	0.01	0.40	0.41	(0.02)	(1.47)	(1.49)	$14.52	3.54%	2.19%	1.55%	0.05%	122%	$542
2018	$14.26	0.04	1.84	1.88	(0.03)	(0.51)	(0.54)	$15.60	13.24%	2.10%	1.54%	0.23%	101%	$662
2017	$12.30	0.03	1.95	1.98	(0.02)	—	(0.02)	$14.26	16.10%	2.22%	1.55%	0.20%	111%	$606
2016	$13.84	0.07	(0.39)	(0.32)	(0.08)	(1.14)	(1.22)	$12.30	(2.35)%	2.14%	1.55%	0.57%	107%	$882
2015	$15.12	0.08	0.58	0.66	(0.07)	(1.87)	(1.94)	$13.84	4.59%	1.98%	1.55%	0.57%	106%	$801

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$15.14	(0.10)	0.38	0.28	—	(1.47)	(1.47)	$13.95	2.76%	2.94%	2.30%	(0.70)%	122%	$159
2018	$13.93	(0.06)	1.78	1.72	—	(0.51)	(0.51)	$15.14	12.40%	2.85%	2.29%	(0.52)%	101%	$153
2017	$12.09	(0.07)	1.91	1.84	—	—	—	$13.93	15.22%	2.97%	2.30%	(0.55)%	111%	$371
2016	$13.69	(0.02)	(0.40)	(0.42)	(0.04)	(1.14)	(1.18)	$12.09	(3.09)%	2.89%	2.30%	(0.18)%	107%	$310
2015	$15.01	(0.03)	0.58	0.55	—	(1.87)	(1.87)	$13.69	3.77%	2.73%	2.30%	(0.18)%	106%	$736
R Class
2019	$15.51	(0.03)	0.40	0.37	—(3)	(1.47)	(1.47)	$14.41	3.31%	2.44%	1.80%	(0.20)%	122%	$290
2018	$14.20	(0.01)	1.84	1.83	(0.01)	(0.51)	(0.52)	$15.51	12.94%	2.35%	1.79%	(0.02)%	101%	$237
2017	$12.26	—(3)	1.94	1.94	—	—	—	$14.20	15.82%	2.47%	1.80%	(0.05)%	111%	$165
2016	$13.83	0.03	(0.39)	(0.36)	(0.07)	(1.14)	(1.21)	$12.26	(2.62)%	2.39%	1.80%	0.32%	107%	$57
2015	$15.11	0.04	0.59	0.63	(0.04)	(1.87)	(1.91)	$13.83	4.28%	2.23%	1.80%	0.32%	106%	$9

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Core Equity Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Equity Plus Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statements of operations and cash flows for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

32

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

36

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

37

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
38

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $494,426, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,906,250, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

The fund utilized earnings and profits of $1,147,212 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

41

Notes

42

Notes

43

Notes

44

Notes

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92994 1908

Annual Report

June 30, 2019

Disciplined Growth Fund
Investor Class (ADSIX)
I Class (ADCIX)
Y Class (ADCYX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)
R5 Class (ADGGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	6.61%	9.82%	15.08%	—	9/30/05
Russell 1000 Growth Index	—	11.56%	13.38%	16.27%	—	—
I Class	ADCIX	6.82%	10.04%	15.32%	—	9/30/05
Y Class	ADCYX	6.87%	—	—	12.98%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		6.32%	9.54%	14.79%	—
With sales charge		0.20%	8.25%	14.11%	—
C Class	ADCCX	5.57%	8.73%	13.93%	—	9/28/07
R Class	ADRRX	6.03%	9.27%	14.51%	—	9/30/05
R5 Class	ADGGX	6.82%	—	—	12.92%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $40,776

Russell 1000 Growth Index — $45,185

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
1.02%	0.82%	0.77%	1.27%	2.02%	1.52%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

Disciplined Growth returned 6.61%* for the fiscal year ended June 30, 2019, compared with the 11.56% return of its benchmark, the Russell 1000 Growth Index.

Disciplined Growth advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the consumer staples and information technology sectors detracted, while positioning in utilities benefited relative performance.

Positioning Across Several Sectors Detracted from Relative Returns

Security selection in the consumer staples sector was the largest driver of relative underperformance. Stock selection within the beverages industry hurt relative results the most in the sector. Reduced exposure to The Coca-Cola Co., which performed well the last several months of the period, was among the top individual detractors from performance. Positioning in Constellation Brands and PepsiCo also weighed on returns. We have since exited our position in Constellation Brands. Elsewhere in the sector, security selection in the personal products industry detracted, as did positioning in tobacco and household products.

In the information technology sector, stock choices in the technology hardware, storage and peripherals industry provided the biggest headwind for returns. Western Digital was among the top individual detractors for the period. The price of the data storage device company was hurt during the 12 months by concerns over trade with China and weak earnings. Factor scores fell, and we closed the position during the period. In semiconductors and semiconductor equipment, a position in Xilinx was also among the largest detractors. Elsewhere in the sector, holdings among electronic equipment, instruments and components and communications equipment industries also constrained performance.

Within the energy sector, an overweight to Halliburton was among the top detractors from overall performance. Other notable individual detractors outside of the energy sector included positions in luxury accessory maker Tapestry, which owns brands such as Coach and Kate Spade, and materials company Steel Dynamics were among the top individual detractors. The stocks of both companies slid during the period, due in part to investor concerns over weakening demand from non-U.S. consumers. We closed our positions in Halliburton, Tapestry and Steel Dynamics prior to the end of the 12 months.

Security Choices within Utilities and Elsewhere Were Additive

Within the utilities sector, a position in NRG Energy helped relative returns. We have since exited the position. Elsewhere in the portfolio, several stocks contributed meaningfully to performance. Specialty retail company AutoZone was among the top individual contributors. The stock of the automotive parts retailer rose during the period. The stock maintains high scores within our model for sentiment and quality. A position in outdoor clothing and shoe retailer Deckers Outdoor was also beneficial. The company beat earnings estimates and raised guidance several times throughout the 12 months. The retailer maintains above-average scores across all four model factors. Reduced exposure to electronic component manufacturer NVIDIA was also among the top contributors. The stock slid during the period amid concerns over trade with China; its growth and quality scores deteriorated. We have since exited the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, information technology was the most overweight sector. Based on our models, we are currently seeing opportunities in the software and technology hardware, storage and peripherals industries. Consumer discretionary is also among our largest active weights as of period-end. Based on our factor model, we believe there are significant opportunities in the textiles, apparel and luxury goods and specialty retail industries. Conversely, we are underweight the industrials and materials sectors. Industrial conglomerates and machinery companies show a lack of opportunity and are comparatively unattractive in terms of our model metrics. In the materials sector, our underweight is driven by a lack of exposure across multiple industry groups, particularly chemicals.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	7.9%
Apple, Inc.	7.7%
Amazon.com, Inc.	6.6%
Alphabet, Inc., Class A	5.4%
Facebook, Inc., Class A	3.6%
Visa, Inc., Class A	3.4%
Mastercard, Inc., Class A	2.2%
Starbucks Corp.	1.7%
PayPal Holdings, Inc.	1.7%
Illumina, Inc.	1.4%

Top Five Industries	% of net assets
Software	13.9%
IT Services	9.9%
Interactive Media and Services	9.0%
Technology Hardware, Storage and Peripherals	7.7%
Internet and Direct Marketing Retail	7.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,191.40	$5.54	1.02%
I Class	$1,000	$1,192.30	$4.46	0.82%
Y Class	$1,000	$1,192.50	$4.19	0.77%
A Class	$1,000	$1,189.80	$6.90	1.27%
C Class	$1,000	$1,185.10	$10.94	2.02%
R Class	$1,000	$1,187.80	$8.25	1.52%
R5 Class	$1,000	$1,192.20	$4.46	0.82%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.11	1.02%
I Class	$1,000	$1,020.73	$4.11	0.82%
Y Class	$1,000	$1,020.98	$3.86	0.77%
A Class	$1,000	$1,018.50	$6.36	1.27%
C Class	$1,000	$1,014.78	$10.09	2.02%
R Class	$1,000	$1,017.26	$7.60	1.52%
R5 Class	$1,000	$1,020.73	$4.11	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.4%
Boeing Co. (The)	12,729	$4,633,483
Lockheed Martin Corp.	2,558	929,935
Mercury Systems, Inc.(1)	29,979	2,109,023
		7,672,441
Air Freight and Logistics — 0.6%
CH Robinson Worldwide, Inc.	19,215	1,620,785
United Parcel Service, Inc., Class B	17,446	1,801,649
		3,422,434
Banks — 1.1%
Central Pacific Financial Corp.	110,119	3,299,165
Comerica, Inc.	27,237	1,978,496
Independent Bank Corp.	18,897	411,766
		5,689,427
Beverages — 2.3%
Coca-Cola Co. (The)	78,678	4,006,284
Coca-Cola Consolidated, Inc.	2,124	635,607
Monster Beverage Corp.(1)	18,796	1,199,749
PepsiCo, Inc.	50,796	6,660,879
		12,502,519
Biotechnology — 3.0%
AbbVie, Inc.	70,944	5,159,048
Amgen, Inc.	18,881	3,479,391
Biogen, Inc.(1)	7,807	1,825,823
Celgene Corp.(1)	29,474	2,724,576
Gilead Sciences, Inc.	7,718	521,428
Incyte Corp.(1)	22,818	1,938,617
Vertex Pharmaceuticals, Inc.(1)	1,699	311,563
		15,960,446
Building Products — 0.8%
Masco Corp.	103,324	4,054,434
Capital Markets — 1.3%
Evercore, Inc., Class A	22,706	2,011,070
FactSet Research Systems, Inc.	5,169	1,481,229
MSCI, Inc.	11,453	2,734,862
Piper Jaffray Cos.	11,855	880,471
		7,107,632
Chemicals†
Scotts Miracle-Gro Co. (The)	856	84,316
Commercial Services and Supplies — 1.9%
Republic Services, Inc.	57,024	4,940,559

10

	Shares	Value
Waste Management, Inc.	43,499	$5,018,480
		9,959,039
Communications Equipment — 0.7%
Motorola Solutions, Inc.	21,142	3,525,006
Construction and Engineering — 0.1%
Comfort Systems USA, Inc.	7,230	368,657
EMCOR Group, Inc.	3,757	330,992
		699,649
Distributors — 0.4%
Core-Mark Holding Co., Inc.	59,022	2,344,354
Diversified Consumer Services†
ServiceMaster Global Holdings, Inc.(1)	4,475	233,103
Electronic Equipment, Instruments and Components — 1.8%
CDW Corp.	50,257	5,578,527
FLIR Systems, Inc.	4,257	230,304
National Instruments Corp.	51,876	2,178,273
Zebra Technologies Corp., Class A(1)	6,600	1,382,634
		9,369,738
Entertainment — 4.4%
Activision Blizzard, Inc.	101,200	4,776,640
Electronic Arts, Inc.(1)	56,058	5,676,433
Live Nation Entertainment, Inc.(1)	26,073	1,727,336
Netflix, Inc.(1)	9,811	3,603,776
Rosetta Stone, Inc.(1)	40,457	925,656
Take-Two Interactive Software, Inc.(1)	36,352	4,127,043
Walt Disney Co. (The)	18,845	2,631,516
		23,468,400
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	16,898	3,454,796
GEO Group, Inc. (The)	85,882	1,804,381
Life Storage, Inc.	15,335	1,458,052
Saul Centers, Inc.	11,874	666,488
SBA Communications Corp.(1)	2,204	495,547
		7,879,264
Food and Staples Retailing — 0.2%
Costco Wholesale Corp.	4,157	1,098,529
Food Products — 1.6%
General Mills, Inc.	76,257	4,005,017
Hershey Co. (The)	34,235	4,588,517
John B Sanfilippo & Son, Inc.	2,043	162,807
		8,756,341
Health Care Equipment and Supplies — 1.6%
DexCom, Inc.(1)	12,441	1,864,159
Integer Holdings Corp.(1)	46,889	3,934,925
Stryker Corp.	10,718	2,203,407
Surmodics, Inc.(1)	9,876	426,347
		8,428,838

11

	Shares	Value
Health Care Providers and Services — 2.7%
Amedisys, Inc.(1)	30,105	$3,655,048
Chemed Corp.	3,543	1,278,456
CorVel Corp.(1)	17,939	1,560,873
HealthEquity, Inc.(1)	31,390	2,052,906
UnitedHealth Group, Inc.	23,728	5,789,869
		14,337,152
Health Care Technology — 1.1%
Veeva Systems, Inc., Class A(1)	37,233	6,035,842
Hotels, Restaurants and Leisure — 2.9%
Chipotle Mexican Grill, Inc.(1)	1,941	1,422,520
Darden Restaurants, Inc.	41,500	5,051,795
Starbucks Corp.	109,639	9,191,037
		15,665,352
Household Products — 0.8%
Colgate-Palmolive Co.	58,500	4,192,695
Insurance — 1.3%
Progressive Corp. (The)	85,057	6,798,606
Interactive Media and Services — 9.0%
Alphabet, Inc., Class A(1)	26,535	28,732,098
Facebook, Inc., Class A(1)	101,102	19,512,686
		48,244,784
Internet and Direct Marketing Retail — 7.5%
Amazon.com, Inc.(1)	18,491	35,015,112
eBay, Inc.	121,316	4,791,982
		39,807,094
IT Services — 9.9%
Accenture plc, Class A	7,997	1,477,606
Akamai Technologies, Inc.(1)	60,187	4,823,386
EVERTEC, Inc.	112,062	3,664,427
Mastercard, Inc., Class A	44,838	11,860,996
Okta, Inc.(1)	18,052	2,229,603
PayPal Holdings, Inc.(1)	77,565	8,878,090
Square, Inc., Class A(1)	24,847	1,802,153
Visa, Inc., Class A	103,524	17,966,590
		52,702,851
Life Sciences Tools and Services — 2.4%
Illumina, Inc.(1)	19,651	7,234,516
Thermo Fisher Scientific, Inc.	18,469	5,423,976
		12,658,492
Machinery — 1.2%
Albany International Corp., Class A	1,865	154,627
Allison Transmission Holdings, Inc.	57,869	2,682,228
Woodward, Inc.	29,603	3,349,876
		6,186,731
Multiline Retail — 0.6%
Dollar General Corp.	24,902	3,365,754

12

	Shares	Value
Oil, Gas and Consumable Fuels — 0.9%
CVR Energy, Inc.	97,120	$4,855,029
Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	13,593	616,443
Eli Lilly & Co.	33,880	3,753,565
Johnson & Johnson	1,866	259,896
Merck & Co., Inc.	15,702	1,316,613
Zoetis, Inc.	36,282	4,117,644
		10,064,161
Professional Services — 0.6%
CoStar Group, Inc.(1)	5,704	3,160,358
Road and Rail — 1.0%
CSX Corp.	66,574	5,150,830
Semiconductors and Semiconductor Equipment — 2.1%
Broadcom, Inc.	21,616	6,222,382
Cypress Semiconductor Corp.	24,828	552,175
Lattice Semiconductor Corp.(1)	111,284	1,623,633
Qorvo, Inc.(1)	19,716	1,313,283
Xilinx, Inc.	13,400	1,580,128
		11,291,601
Software — 13.9%
Adobe, Inc.(1)	8,895	2,620,912
ANSYS, Inc.(1)	3,185	652,352
Aspen Technology, Inc.(1)	6,641	825,343
Atlassian Corp. plc, Class A(1)	20,781	2,718,986
Autodesk, Inc.(1)	20,931	3,409,660
Cadence Design Systems, Inc.(1)	65,171	4,614,758
Fair Isaac Corp.(1)	2,770	869,835
Intuit, Inc.	22,736	5,941,599
Manhattan Associates, Inc.(1)	10,820	750,151
Microsoft Corp.	314,802	42,170,876
Paycom Software, Inc.(1)	15,288	3,466,095
salesforce.com, Inc.(1)	16,544	2,510,221
ServiceNow, Inc.(1)	13,596	3,733,054
		74,283,842
Specialty Retail — 3.6%
AutoZone, Inc.(1)	5,508	6,055,881
Home Depot, Inc. (The)	26,492	5,509,541
Murphy USA, Inc.(1)	26,599	2,235,114
O'Reilly Automotive, Inc.(1)	14,448	5,335,935
		19,136,471
Technology Hardware, Storage and Peripherals — 7.7%
Apple, Inc.	207,967	41,160,829
Textiles, Apparel and Luxury Goods — 2.2%
Deckers Outdoor Corp.(1)	29,101	5,120,903
NIKE, Inc., Class B	81,052	6,804,315
		11,925,218

13

	Shares	Value
Thrifts and Mortgage Finance — 1.0%
Essent Group Ltd.(1)	92,121	$4,328,766
NMI Holdings, Inc., Class A(1)	38,655	1,097,415
		5,426,181
Trading Companies and Distributors — 0.6%
Foundation Building Materials, Inc.(1)	27,246	484,434
HD Supply Holdings, Inc.(1)	66,641	2,684,299
		3,168,733
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(1)	8,016	594,306
TOTAL COMMON STOCKS (Cost $361,166,882)		532,468,822
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $1,392,625), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $1,367,581)		1,367,325
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $269,245), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $259,027)		259,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,844	2,844
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,629,169)		1,629,169
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $362,796,051)		534,097,991
OTHER ASSETS AND LIABILITIES†		(151,471)
TOTAL NET ASSETS — 100.0%		$533,946,520

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $362,796,051)	$534,097,991
Receivable for capital shares sold	569,752
Dividends and interest receivable	189,959
534,857,702

Liabilities
Disbursements in excess of demand deposit cash	1,264
Payable for capital shares redeemed	475,636
Accrued management fees	402,454
Distribution and service fees payable	31,828
911,182

Net Assets	$533,946,520

Net Assets Consist of:
Capital (par value and paid-in surplus)	$353,437,608
Distributable earnings	180,508,912
$533,946,520

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$250,919,862	11,532,951	$21.76
I Class, $0.01 Par Value	$213,804,987	9,791,524	$21.84
Y Class, $0.01 Par Value	$578,809	26,494	$21.85
A Class, $0.01 Par Value	$31,649,573	1,470,006	$21.53*
C Class, $0.01 Par Value	$26,088,111	1,305,881	$19.98
R Class, $0.01 Par Value	$9,947,725	472,267	$21.06
R5 Class, $0.01 Par Value	$957,453	43,821	$21.85
*Maximum offering price $22.84 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends	$7,349,650
Interest	57,206
7,406,856

Expenses:
Management fees	5,536,973
Distribution and service fees:
A Class	83,550
C Class	336,065
R Class	48,129
Directors' fees and expenses	41,726
Other expenses	9,362
6,055,805

Net investment income (loss)	1,351,051

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	45,932,096
Change in net unrealized appreciation (depreciation) on investments	(14,402,286)

Net realized and unrealized gain (loss)	31,529,810

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,880,861

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$1,351,051	$1,504,460
Net realized gain (loss)	45,932,096	102,467,670
Change in net unrealized appreciation (depreciation)	(14,402,286)	26,906,887
Net increase (decrease) in net assets resulting from operations	32,880,861	130,879,017

Distributions to Shareholders
From earnings:(1)
Investor Class	(45,161,834)	(33,683,311)
I Class	(29,157,974)	(21,343,836)
Y Class	(64,786)	(497)
A Class	(4,846,907)	(4,537,047)
C Class	(5,520,779)	(3,660,556)
R Class	(1,329,846)	(837,751)
R5 Class	(174,914)	(42,306)
Decrease in net assets from distributions	(86,257,040)	(64,105,304)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(96,661,652)	(169,631,530)

Net increase (decrease) in net assets	(150,037,831)	(102,857,817)

Net Assets
Beginning of period	683,984,351	786,842,168
End of period	$533,946,520	$683,984,351

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(472,347), $(777,511), $(23) and $(3,760) for Investor Class, I Class, Y Class and R5 Class, respectively. Distributions from net realized gains were $(33,210,964), $(20,566,325), $(474), $(4,537,047), $(3,660,556), $(837,751) and $(38,546) for Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%
I Class		0.0500% to 0.1100%	0.81%
Y Class		0.0000% to 0.0600%	0.76%
A Class		0.2500% to 0.3100%	1.01%
C Class		0.2500% to 0.3100%	1.01%
R Class		0.2500% to 0.3100%	1.01%
R5 Class		0.0500% to 0.1100%	0.81%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,377,261 and $5,300,524, respectively. The effect of interfund transactions on the Statement of Operations was $639,398 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $615,737,545 and $794,439,754, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		170,000,000
Sold	1,724,795	$38,178,631	2,472,572	$58,172,305
Issued in reinvestment of distributions	2,313,663	44,454,539	1,466,544	33,371,100
Redeemed	(7,593,146)	(167,211,561)	(8,504,895)	(200,151,785)
	(3,554,688)	(84,578,391)	(4,565,779)	(108,608,380)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	3,351,906	73,682,578	3,053,444	71,671,023
Issued in reinvestment of distributions	1,504,817	29,065,330	913,990	20,917,098
Redeemed	(4,650,312)	(102,481,992)	(5,144,961)	(120,641,069)
	206,411	265,916	(1,177,527)	(28,052,948)
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	23,311	576,397	—	—
Issued in reinvestment of distributions	3,350	64,786	22	497
Redeemed	(421)	(9,234)	—	—
	26,240	631,949	22	497
A Class/Shares Authorized	50,000,000		50,000,000
Sold	230,717	4,997,549	376,774	8,788,129
Issued in reinvestment of distributions	228,295	4,338,081	167,654	3,782,262
Redeemed	(573,977)	(12,456,674)	(1,620,851)	(37,798,729)
	(114,965)	(3,121,044)	(1,076,423)	(25,228,338)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	48,617	973,637	93,700	2,087,597
Issued in reinvestment of distributions	300,837	5,318,801	164,651	3,523,536
Redeemed	(828,976)	(16,048,707)	(589,772)	(13,023,595)
	(479,522)	(9,756,269)	(331,421)	(7,412,462)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	106,184	2,301,204	71,330	1,648,416
Issued in reinvestment of distributions	71,536	1,329,846	37,720	837,751
Redeemed	(158,256)	(3,624,503)	(172,037)	(3,935,711)
	19,464	6,547	(62,987)	(1,449,544)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	30,933	631,619	48,935	1,165,506
Issued in reinvestment of distributions	9,057	174,914	1,840	42,306
Redeemed	(43,479)	(916,893)	(3,697)	(88,167)
	(3,489)	(110,360)	47,078	1,119,645
Net increase (decrease)	(3,900,549)	$(96,661,652)	(7,167,037)	$(169,631,530)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

21

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$532,468,822	—	—
Temporary Cash Investments	2,844	$1,626,325	—
	$532,471,666	$1,626,325	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$18,056,173	$17,580,908
Long-term capital gains	$68,200,867	$46,524,396

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$364,487,237
Gross tax appreciation of investments	$172,564,290
Gross tax depreciation of investments	(2,953,536)
Net tax appreciation (depreciation) of investments	$169,610,754
Undistributed ordinary income	—
Accumulated long-term gains	$10,898,158

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$24.05	0.05	1.08	1.13	(0.04)	(3.38)	(3.42)	$21.76	6.61%	1.02%	0.24%	105%	$250,920
2018	$22.10	0.05	3.97	4.02	(0.03)	(2.04)	(2.07)	$24.05	18.80%	1.02%	0.21%	97%	$362,865
2017	$18.36	0.11	3.74	3.85	(0.11)	—	(0.11)	$22.10	20.88%	1.02%	0.51%	124%	$434,242
2016	$19.15	0.12	(0.53)	(0.41)	(0.12)	(0.26)	(0.38)	$18.36	(2.08)%	1.03%	0.64%	113%	$370,901
2015	$18.82	0.14	1.09	1.23	(0.11)	(0.79)	(0.90)	$19.15	6.59%	1.02%	0.75%	108%	$502,389
I Class
2019	$24.13	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.84	6.82%	0.82%	0.44%	105%	$213,805
2018	$22.16	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.13	19.01%	0.82%	0.41%	97%	$231,261
2017	$18.41	0.15	3.75	3.90	(0.15)	—	(0.15)	$22.16	21.18%	0.82%	0.71%	124%	$238,480
2016	$19.20	0.16	(0.53)	(0.37)	(0.16)	(0.26)	(0.42)	$18.41	(1.95)%	0.83%	0.84%	113%	$318,576
2015	$18.87	0.20	1.06	1.26	(0.14)	(0.79)	(0.93)	$19.20	6.84%	0.82%	0.95%	108%	$372,011
Y Class
2019	$24.14	0.12	1.07	1.19	(0.10)	(3.38)	(3.48)	$21.85	6.87%	0.77%	0.49%	105%	$579
2018	$22.17	0.11	3.99	4.10	(0.09)	(2.04)	(2.13)	$24.14	19.06%	0.77%	0.46%	97%	$6
2017(3)	$21.62	0.04	0.63	0.67	(0.12)	—	(0.12)	$22.17	3.07%	0.77%(4)	0.74%(4)	124%(5)	$5

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$23.87	—(6)	1.06	1.06	(0.02)	(3.38)	(3.40)	$21.53	6.32%	1.27%	(0.01)%	105%	$31,650
2018	$21.97	(0.01)	3.95	3.94	—	(2.04)	(2.04)	$23.87	18.48%	1.27%	(0.04)%	97%	$37,832
2017	$18.28	0.05	3.72	3.77	(0.08)	—	(0.08)	$21.97	20.61%	1.27%	0.26%	124%	$58,469
2016	$19.09	0.07	(0.52)	(0.45)	(0.10)	(0.26)	(0.36)	$18.28	(2.35)%	1.28%	0.39%	113%	$133,042
2015	$18.77	0.09	1.08	1.17	(0.06)	(0.79)	(0.85)	$19.09	6.35%	1.27%	0.50%	108%	$173,300
C Class
2019	$22.55	(0.16)	0.97	0.81	—	(3.38)	(3.38)	$19.98	5.57%	2.02%	(0.76)%	105%	$26,088
2018	$21.00	(0.17)	3.76	3.59	—	(2.04)	(2.04)	$22.55	17.57%	2.02%	(0.79)%	97%	$40,253
2017	$17.54	(0.09)	3.55	3.46	—	—	—	$21.00	19.73%	2.02%	(0.49)%	124%	$44,456
2016	$18.41	(0.06)	(0.51)	(0.57)	(0.04)	(0.26)	(0.30)	$17.54	(3.11)%	2.03%	(0.36)%	113%	$45,050
2015	$18.21	(0.05)	1.04	0.99	—	(0.79)	(0.79)	$18.41	5.56%	2.02%	(0.25)%	108%	$50,355
R Class
2019	$23.47	(0.06)	1.03	0.97	—	(3.38)	(3.38)	$21.06	6.03%	1.52%	(0.26)%	105%	$9,948
2018	$21.68	(0.06)	3.89	3.83	—	(2.04)	(2.04)	$23.47	18.20%	1.52%	(0.29)%	97%	$10,626
2017	$18.06	—(6)	3.67	3.67	(0.05)	—	(0.05)	$21.68	20.33%	1.52%	0.01%	124%	$11,184
2016	$18.89	0.03	(0.52)	(0.49)	(0.08)	(0.26)	(0.34)	$18.06	(2.60)%	1.53%	0.14%	113%	$12,778
2015	$18.60	0.04	1.06	1.10	(0.02)	(0.79)	(0.81)	$18.89	6.06%	1.52%	0.25%	108%	$14,449
R5 Class
2019	$24.14	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.85	6.82%	0.82%	0.44%	105%	$957
2018	$22.17	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.14	19.00%	0.82%	0.41%	97%	$1,142
2017(3)	$21.62	0.03	0.63	0.66	(0.11)	—	(0.11)	$22.17	3.06%	0.82%(4)	0.69%(4)	124%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

(6)	Amount is less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.01% to 1.00%) for at least one year, beginning August 1, 2019.The Board concluded that the management fee paid by the Fund to

32

the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $1,302,961, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,753,212 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $71,636,871, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

The fund utilized earnings and profits of $3,436,004 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 1908

Annual Report

June 30, 2019

Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	7.21%	8.53%	13.67%	—	5/9/91
S&P 500 Index	—	10.42%	10.71%	14.69%	—	—
I Class	AMEIX	7.41%	8.75%	13.89%	—	1/2/98
A Class	BEQAX					10/9/97
No sales charge		6.96%	8.27%	13.39%	—
With sales charge		0.82%	6.99%	12.72%	—
C Class	AEYCX	6.17%	7.46%	12.54%	—	7/18/01
R Class	AEYRX	6.69%	7.99%	13.10%	—	7/29/05
R5 Class	AEYGX	7.44%	—	—	11.62%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $36,029

S&P 500 Index — $39,416

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.66%	0.46%	0.91%	1.66%	1.16%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

Equity Growth returned 7.21%* for the fiscal year ended June 30, 2019, compared with the 10.42% return of its benchmark, the S&P 500 Index.

Equity Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Security selection in the real estate, communication services and consumer staples sectors detracted the most from fund performance, while stock choices in information technology and financials were most additive.

Stock Choices Across Several Sectors Detracted from Relative Returns

Stock choices in real estate and communication services were the largest detractors from the fund’s 12-month results. Our security selection within equity real estate investment trusts provided a headwind for returns. The leading detractor was Weyerhaeuser, a timberland management company, which suffered along with industrial and agricultural commodity prices amid concerns about global growth and trade disputes. We have since exited the stock. Selection within real estate management and development companies also detracted.

Security decisions within communication services hurt relative results as well. Within the entertainment industry, video game producer Electronic Arts was one of the largest individual detractors from overall performance. The share price fell after the company announced it would delay the release of an anticipated game and reduced its full-year earnings guidance. In the diversified telecommunication services industry, Verizon Communications was also among the top individual detractors. Costs have increased for many wireless carriers due to the implementation of 5G technology.

Stock choices in the consumer staples sector also weighed on returns, particularly within the personal products and beverages industries. A position in personal product company Edgewell Personal Care provided one of the larger headwinds to results, as shares fell in response to an acquisition announcement. Elsewhere in the sector, it hurt relative performance to be underrepresented in shares of The Procter & Gamble Co. Other top individual detractors for the year included luxury goods company Tapestry and energy company Halliburton. We eliminated our position in Halliburton.

Information Technology and Financials Were Additive

Positioning within the information technology sector was the largest tailwind to relative returns during the period. Software company VMware was one of the largest individual contributors, as the cloud solutions provider reported strength across multiple business segments and products. The company maintains high factor scores for quality, valuation and growth. Stock selection within electronic equipment, instruments and components also helped results. A position in electronic instrument and testing manufacturer Keysight Technologies was also among the top individual contributors after reporting better-than-expected results. The stock price rose throughout the second half of the period, and the company maintains high scores for sentiment, quality and growth.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection within the financials sector also bolstered performance. Positioning within the capital markets industry was beneficial, as it helped relative results to avoid several companies that lagged the broader market during the period. Selections within banks were also additive. Elsewhere in the markets, a position in outdoor clothing and footwear manufacturer Deckers Outdoor was among the top contributing stocks. The company beat earnings estimates and raised guidance several times throughout the period and maintains high scores across all four model factors. Automotive parts retailer AutoZone was also a top contributor for the 12 months and maintains high scores for sentiment and quality.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology remains the largest sector in both absolute terms and relative to the benchmark. Software and communications equipment represent some of the most attractive industry groups we see. Consumer discretionary is also attractive, with textiles, apparel and luxury goods companies a significant overweight, followed by the internet and catalog retail industry group. Conversely, our utilities sector underweight position reflects a lack of opportunity in this area across most factors in the stock selection model, particularly within the electric utilities and multi-utilities industries. A relative lack of exposure to financials reflects the fact that we see a number of stocks in the capital markets and diversified financial services industries that do not score well across our models in the current environment.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	4.3%
Amazon.com, Inc.	4.1%
Apple, Inc.	3.9%
Alphabet, Inc., Class A	3.4%
Facebook, Inc., Class A	2.7%
JPMorgan Chase & Co.	2.2%
Visa, Inc., Class A	2.0%
Bank of America Corp.	1.8%
Chevron Corp.	1.7%
Verizon Communications, Inc.	1.7%

Top Five Industries	% of net assets
Software	8.6%
Banks	6.1%
Interactive Media and Services	6.1%
Health Care Equipment and Supplies	5.4%
Internet and Direct Marketing Retail	5.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,182.80	$3.63	0.67%
I Class	$1,000	$1,183.70	$2.54	0.47%
A Class	$1,000	$1,181.70	$4.98	0.92%
C Class	$1,000	$1,177.40	$9.02	1.67%
R Class	$1,000	$1,180.20	$6.32	1.17%
R5 Class	$1,000	$1,184.00	$2.55	0.47%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%
R5 Class	$1,000	$1,022.46	$2.36	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 0.7%
Boeing Co. (The)	2,352	$856,152
Hexcel Corp.	57,663	4,663,783
Raytheon Co.	87,539	15,221,281
		20,741,216
Air Freight and Logistics — 0.8%
CH Robinson Worldwide, Inc.	280,589	23,667,682
Banks — 6.1%
Bank of America Corp.	1,759,479	51,024,891
Comerica, Inc.	308,435	22,404,718
Fifth Third Bancorp	214,879	5,995,124
JPMorgan Chase & Co.	550,038	61,494,248
SunTrust Banks, Inc.	254,870	16,018,580
Wells Fargo & Co.	370,078	17,512,091
		174,449,652
Beverages — 2.4%
Coca-Cola Co. (The)	603,767	30,743,815
PepsiCo, Inc.	297,175	38,968,558
		69,712,373
Biotechnology — 2.6%
AbbVie, Inc.	248,044	18,037,760
Amgen, Inc.	110,070	20,283,699
Biogen, Inc.(1)	50,590	11,831,483
Celgene Corp.(1)	154,580	14,289,375
Gilead Sciences, Inc.	43,569	2,943,522
Incyte Corp.(1)	63,433	5,389,268
		72,775,107
Building Products — 1.0%
Johnson Controls International plc	633,195	26,157,285
Masco Corp.	63,194	2,479,733
		28,637,018
Capital Markets — 1.0%
Artisan Partners Asset Management, Inc., Class A	200,494	5,517,595
BGC Partners, Inc., Class A	145,458	760,745
Evercore, Inc., Class A	7,563	669,855
LPL Financial Holdings, Inc.	224,303	18,296,396
TD Ameritrade Holding Corp.	41,543	2,073,826
		27,318,417
Chemicals — 0.1%
CF Industries Holdings, Inc.	37,415	1,747,655
Commercial Services and Supplies — 1.7%
Republic Services, Inc.	270,127	23,403,803

10

	Shares	Value
Waste Management, Inc.	224,847	$25,940,599
		49,344,402
Communications Equipment — 2.7%
Cisco Systems, Inc.	894,670	48,965,289
Juniper Networks, Inc.	260,210	6,929,393
Motorola Solutions, Inc.	131,825	21,979,182
		77,873,864
Consumer Finance — 1.8%
Discover Financial Services	356,564	27,665,801
Synchrony Financial	666,595	23,110,848
		50,776,649
Containers and Packaging — 0.8%
Packaging Corp. of America	227,189	21,655,655
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	122,941	26,207,333
Diversified Telecommunication Services — 1.9%
AT&T, Inc.	172,686	5,786,708
Verizon Communications, Inc.	861,552	49,220,466
		55,007,174
Electric Utilities — 0.1%
Exelon Corp.	82,745	3,966,795
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	75,298	12,336,071
Electronic Equipment, Instruments and Components — 1.3%
CDW Corp.	80,285	8,911,635
FLIR Systems, Inc.	43,325	2,343,882
Keysight Technologies, Inc.(1)	253,979	22,809,854
National Instruments Corp.	46,399	1,948,294
		36,013,665
Entertainment — 2.3%
Activision Blizzard, Inc.	533,588	25,185,353
Electronic Arts, Inc.(1)	261,368	26,466,124
Take-Two Interactive Software, Inc.(1)	60,105	6,823,721
Walt Disney Co. (The)	54,699	7,638,168
		66,113,366
Equity Real Estate Investment Trusts (REITs) — 1.7%
Brixmor Property Group, Inc.	79,524	1,421,889
CareTrust REIT, Inc.	76,661	1,822,999
GEO Group, Inc. (The)	612,131	12,860,872
Healthcare Trust of America, Inc., Class A	758,365	20,801,952
Life Storage, Inc.	133,235	12,667,984
		49,575,696
Food Products — 2.1%
Campbell Soup Co.	244,268	9,787,819
General Mills, Inc.	462,153	24,272,276
Hershey Co. (The)	199,781	26,776,647
		60,836,742

11

	Shares	Value
Health Care Equipment and Supplies — 5.4%
Danaher Corp.	263,283	$37,628,406
DexCom, Inc.(1)	56,280	8,432,995
Hill-Rom Holdings, Inc.	133,160	13,931,199
Hologic, Inc.(1)	132,230	6,349,685
Integer Holdings Corp.(1)	111,288	9,339,289
Medtronic plc	412,266	40,150,586
NuVasive, Inc.(1)	57,635	3,373,953
STERIS plc(1)	43,645	6,497,868
Stryker Corp.	141,147	29,017,000
		154,720,981
Health Care Providers and Services — 0.7%
Amedisys, Inc.(1)	83,351	10,119,645
Encompass Health Corp.	22,468	1,423,573
HealthEquity, Inc.(1)	30,360	1,985,544
UnitedHealth Group, Inc.	25,627	6,253,244
		19,782,006
Hotels, Restaurants and Leisure — 2.5%
Chipotle Mexican Grill, Inc.(1)	15,568	11,409,476
Darden Restaurants, Inc.	212,941	25,921,308
Starbucks Corp.	387,723	32,502,819
		69,833,603
Household Durables — 0.2%
Newell Brands, Inc.	405,877	6,258,623
Household Products — 0.9%
Colgate-Palmolive Co.	212,078	15,199,630
Procter & Gamble Co. (The)	104,915	11,503,930
		26,703,560
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	256,981	9,025,173
Insurance — 1.2%
Mercury General Corp.	107,013	6,688,313
Progressive Corp. (The)	342,285	27,358,840
		34,047,153
Interactive Media and Services — 6.1%
Alphabet, Inc., Class A(1)	89,857	97,297,160
Facebook, Inc., Class A(1)	389,068	75,090,124
		172,387,284
Internet and Direct Marketing Retail — 5.2%
Amazon.com, Inc.(1)	61,593	116,634,353
eBay, Inc.	783,803	30,960,218
		147,594,571
IT Services — 4.9%
Akamai Technologies, Inc.(1)	314,574	25,209,960
Amdocs Ltd.	8,992	558,313
EVERTEC, Inc.	119,151	3,896,238
Mastercard, Inc., Class A	103,295	27,324,626

12

	Shares	Value
PayPal Holdings, Inc.(1)	213,161	$24,398,408
Visa, Inc., Class A	328,945	57,088,405
		138,475,950
Life Sciences Tools and Services — 3.1%
Agilent Technologies, Inc.	293,127	21,887,793
Bio-Rad Laboratories, Inc., Class A(1)	22,917	7,163,625
Illumina, Inc.(1)	53,052	19,531,094
Thermo Fisher Scientific, Inc.	139,501	40,968,654
		89,551,166
Machinery — 1.9%
Allison Transmission Holdings, Inc.	347,482	16,105,791
Cummins, Inc.	117,071	20,058,945
Snap-on, Inc.	109,832	18,192,572
		54,357,308
Metals and Mining — 0.8%
Steel Dynamics, Inc.	743,177	22,443,945
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Starwood Property Trust, Inc.	201,428	4,576,444
Oil, Gas and Consumable Fuels — 4.7%
Chevron Corp.	399,182	49,674,208
ConocoPhillips	24,688	1,505,968
CVR Energy, Inc.	373,697	18,681,113
Delek US Holdings, Inc.	121,024	4,903,893
Exxon Mobil Corp.	206,926	15,856,739
HollyFrontier Corp.	260,654	12,063,067
Occidental Petroleum Corp.	79,386	3,991,528
Phillips 66	291,910	27,305,262
		133,981,778
Paper and Forest Products — 0.7%
Domtar Corp.	423,276	18,848,480
Personal Products — 0.4%
Edgewell Personal Care Co.(1)	115,264	3,106,365
Herbalife Nutrition Ltd.(1)	160,312	6,854,941
		9,961,306
Pharmaceuticals — 4.4%
Allergan plc	84,940	14,221,504
Eli Lilly & Co.	48,479	5,370,989
Jazz Pharmaceuticals plc(1)	47,815	6,816,506
Johnson & Johnson	336,458	46,861,870
Merck & Co., Inc.	213,289	17,884,283
Pfizer, Inc.	480,790	20,827,823
Zoetis, Inc.	115,176	13,071,324
		125,054,299
Professional Services — 1.3%
CoStar Group, Inc.(1)	43,184	23,926,527
Korn Ferry	33,250	1,332,328
13

	Shares	Value
Robert Half International, Inc.	204,705	$11,670,232
		36,929,087
Real Estate Management and Development — 0.1%
Jones Lang LaSalle, Inc.	18,330	2,578,848
Road and Rail — 0.9%
CSX Corp.	338,973	26,226,341
Semiconductors and Semiconductor Equipment — 2.9%
Broadcom, Inc.	123,673	35,600,510
Intel Corp.	515,721	24,687,564
QUALCOMM, Inc.	139,032	10,576,164
Xilinx, Inc.	94,984	11,200,514
		82,064,752
Software — 8.6%
Adobe, Inc.(1)	136,761	40,296,628
Intuit, Inc.	124,231	32,465,287
LogMeIn, Inc.	36,007	2,652,996
Microsoft Corp.	920,845	123,356,396
Oracle Corp. (New York)	491,742	28,014,542
VMware, Inc., Class A	112,266	18,771,998
		245,557,847
Specialty Retail — 2.4%
AutoZone, Inc.(1)	22,042	24,234,518
Murphy USA, Inc.(1)	70,843	5,952,937
O'Reilly Automotive, Inc.(1)	67,720	25,010,351
Ross Stores, Inc.	118,445	11,740,268
		66,938,074
Technology Hardware, Storage and Peripherals — 3.9%
Apple, Inc.	559,733	110,782,355
Textiles, Apparel and Luxury Goods — 2.1%
Deckers Outdoor Corp.(1)	129,543	22,795,682
NIKE, Inc., Class B	383,793	32,219,422
Tapestry, Inc.	141,065	4,475,993
		59,491,097
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	176,236	8,281,330
Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	58,146	2,357,239
TOTAL COMMON STOCKS (Cost $2,077,581,416)		2,807,567,132
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $33,843,169), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $33,234,566)		33,228,336
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $6,435,485), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $6,307,657)		6,307,000

14

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	56,070	$56,070
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,591,406)		39,591,406
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,117,172,822)		2,847,158,538
OTHER ASSETS AND LIABILITIES†		253,508
TOTAL NET ASSETS — 100.0%		$2,847,412,046

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	174	September 2019	$8,700	$25,614,540	$428,204

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $2,117,172,822)	$2,847,158,538
Deposits with broker for futures contracts	1,096,200
Receivable for capital shares sold	309,549
Receivable for variation margin on futures contracts	115,710
Dividends and interest receivable	2,069,520
2,850,749,517

Liabilities
Disbursements in excess of demand deposit cash	13,533
Payable for capital shares redeemed	1,846,729
Accrued management fees	1,446,298
Distribution and service fees payable	30,911
3,337,471

Net Assets	$2,847,412,046

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,030,337,871
Distributable earnings	817,074,175
$2,847,412,046

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,289,532,185	72,151,926	$31.73
I Class, $0.01 Par Value	$445,933,394	14,038,903	$31.76
A Class, $0.01 Par Value	$81,085,829	2,559,017	$31.69*
C Class, $0.01 Par Value	$7,378,042	235,456	$31.34
R Class, $0.01 Par Value	$21,413,107	675,369	$31.71
R5 Class, $0.01 Par Value	$2,069,489	65,141	$31.77
*Maximum offering price $33.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends	$54,960,286
Interest	599,365
55,559,651

Expenses:
Management fees	18,417,918
Distribution and service fees:
A Class	211,678
C Class	84,247
R Class	112,086
Directors' fees and expenses	205,638
Other expenses	16,617
19,048,184

Net investment income (loss)	36,511,467

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	186,974,828
Futures contract transactions	1,969,206
188,944,034

Change in net unrealized appreciation (depreciation) on:
Investments	(39,133,229)
Futures contracts	428,204
(38,705,025)

Net realized and unrealized gain (loss)	150,239,009

Net Increase (Decrease) in Net Assets Resulting from Operations	$186,750,476

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$36,511,467	$41,879,329
Net realized gain (loss)	188,944,034	294,153,097
Change in net unrealized appreciation (depreciation)	(38,705,025)	128,926,557
Net increase (decrease) in net assets resulting from operations	186,750,476	464,958,983

Distributions to Shareholders
From earnings:(1)
Investor Class	(265,255,033)	(246,393,955)
I Class	(46,413,839)	(43,061,358)
A Class	(8,778,046)	(9,689,982)
C Class	(838,751)	(1,051,547)
R Class	(2,368,400)	(1,977,467)
R5 Class	(213,507)	(73,675)
Decrease in net assets from distributions	(323,867,576)	(302,247,984)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(93,176,001)	(259,690,200)

Net increase (decrease) in net assets	(230,293,101)	(96,979,201)

Net Assets
Beginning of period	3,077,705,147	3,174,684,348
End of period	$2,847,412,046	$3,077,705,147

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(31,401,314), $(6,265,397), $(1,028,392), $(29,746), $(196,109) and $(10,135) for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively. Distributions from net realized gains were $(214,992,641), $(36,795,961), $(8,661,590), $(1,021,801), $(1,781,358) and $(63,540) for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 17% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $41,775,584 and $11,646,087, respectively. The effect of interfund transactions on the Statement of Operations was $(191,685) in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $2,318,727,857 and $2,697,496,897, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	680,000,000		680,000,000
Sold	5,221,355	$166,954,910	5,332,130	$176,276,961
Issued in reinvestment of distributions	9,151,538	260,741,084	7,487,792	242,830,271
Redeemed	(18,886,278)	(581,731,249)	(16,133,813)	(536,282,918)
	(4,513,385)	(154,035,255)	(3,313,891)	(117,175,686)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	4,112,238	136,248,140	2,342,307	79,141,119
Issued in reinvestment of distributions	1,610,269	46,027,392	1,289,658	41,897,285
Redeemed	(3,449,137)	(111,171,558)	(6,678,723)	(221,437,781)
	2,273,370	71,103,974	(3,046,758)	(100,399,377)
A Class/Shares Authorized	45,000,000		45,000,000
Sold	452,590	14,223,425	421,446	14,067,450
Issued in reinvestment of distributions	275,610	7,829,884	270,453	8,749,209
Redeemed	(922,614)	(29,222,799)	(1,621,912)	(54,197,067)
	(194,414)	(7,169,490)	(930,013)	(31,380,408)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	24,278	771,743	23,907	790,510
Issued in reinvestment of distributions	28,679	800,283	31,653	1,011,259
Redeemed	(156,576)	(5,055,558)	(90,399)	(2,995,989)
	(103,619)	(3,483,532)	(34,839)	(1,194,220)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	158,901	5,028,068	242,105	8,043,308
Issued in reinvestment of distributions	83,539	2,368,370	61,122	1,977,467
Redeemed	(244,147)	(7,563,285)	(631,699)	(21,132,880)
	(1,707)	(166,847)	(328,472)	(11,112,105)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	41,111	1,351,155	44,805	1,518,831
Issued in reinvestment of distributions	7,472	213,507	2,265	73,675
Redeemed	(30,051)	(989,513)	(622)	(20,910)
	18,532	575,149	46,448	1,571,596
Net increase (decrease)	(2,521,223)	$(93,176,001)	(7,607,525)	$(259,690,200)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,807,567,132	—	—
Temporary Cash Investments	56,070	$39,535,336	—
	$2,807,623,202	$39,535,336	—
Other Financial Instruments
Futures Contracts	$428,204	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $8,367 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $115,710 in receivable for variation margin on futures contracts*. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $1,969,206 in net realized gain (loss) on futures contract transactions and $428,204 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$102,578,649	$109,701,359
Long-term capital gains	$221,288,927	$192,546,625

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,119,893,315
Gross tax appreciation of investments	$756,951,716
Gross tax depreciation of investments	(29,686,493)
Net tax appreciation (depreciation) of investments	$727,265,223
Undistributed ordinary income	—
Accumulated long-term gains	$134,427,461
Post-October capital loss deferral	$(44,618,509)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$33.36	0.39	1.56	1.95	(0.37)	(3.21)	(3.58)	$31.73	7.21%	0.67%	1.23%	80%	$2,289,532
2018	$31.79	0.43	4.40	4.83	(0.40)	(2.86)	(3.26)	$33.36	15.62%	0.66%	1.30%	84%	$2,557,773
2017	$27.44	0.40	4.50	4.90	(0.40)	(0.15)	(0.55)	$31.79	17.99%	0.67%	1.34%	85%	$2,542,710
2016	$30.56	0.41	(1.29)	(0.88)	(0.40)	(1.84)	(2.24)	$27.44	(2.78)%	0.67%	1.45%	91%	$2,488,951
2015	$32.75	0.46	1.37	1.83	(0.43)	(3.59)	(4.02)	$30.56	5.93%	0.67%	1.45%	86%	$2,886,976
I Class
2019	$33.39	0.45	1.56	2.01	(0.43)	(3.21)	(3.64)	$31.76	7.41%	0.47%	1.43%	80%	$445,933
2018	$31.82	0.50	4.40	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.87%	0.46%	1.50%	84%	$392,859
2017	$27.46	0.46	4.51	4.97	(0.46)	(0.15)	(0.61)	$31.82	18.21%	0.47%	1.54%	85%	$471,260
2016	$30.58	0.46	(1.29)	(0.83)	(0.45)	(1.84)	(2.29)	$27.46	(2.58)%	0.47%	1.65%	91%	$453,858
2015	$32.77	0.53	1.37	1.90	(0.50)	(3.59)	(4.09)	$30.58	6.13%	0.47%	1.65%	86%	$497,333
A Class
2019	$33.32	0.31	1.57	1.88	(0.30)	(3.21)	(3.51)	$31.69	6.96%	0.92%	0.98%	80%	$81,086
2018	$31.76	0.35	4.39	4.74	(0.32)	(2.86)	(3.18)	$33.32	15.32%	0.91%	1.05%	84%	$91,750
2017	$27.41	0.32	4.50	4.82	(0.32)	(0.15)	(0.47)	$31.76	17.71%	0.92%	1.09%	85%	$116,980
2016	$30.53	0.33	(1.29)	(0.96)	(0.32)	(1.84)	(2.16)	$27.41	(3.03)%	0.92%	1.20%	91%	$144,365
2015	$32.72	0.38	1.37	1.75	(0.35)	(3.59)	(3.94)	$30.53	5.67%	0.92%	1.20%	86%	$195,262

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$33.00	0.07	1.55	1.62	(0.07)	(3.21)	(3.28)	$31.34	6.17%	1.67%	0.23%	80%	$7,378
2018	$31.50	0.10	4.34	4.44	(0.08)	(2.86)	(2.94)	$33.00	14.48%	1.66%	0.30%	84%	$11,191
2017	$27.19	0.10	4.46	4.56	(0.10)	(0.15)	(0.25)	$31.50	16.78%	1.67%	0.34%	85%	$11,777
2016	$30.29	0.12	(1.27)	(1.15)	(0.11)	(1.84)	(1.95)	$27.19	(3.73)%	1.67%	0.45%	91%	$12,542
2015	$32.50	0.15	1.35	1.50	(0.12)	(3.59)	(3.71)	$30.29	4.87%	1.67%	0.45%	86%	$16,342
R Class
2019	$33.34	0.23	1.57	1.80	(0.22)	(3.21)	(3.43)	$31.71	6.69%	1.17%	0.73%	80%	$21,413
2018	$31.78	0.28	4.37	4.65	(0.23)	(2.86)	(3.09)	$33.34	15.06%	1.16%	0.80%	84%	$22,576
2017	$27.43	0.25	4.50	4.75	(0.25)	(0.15)	(0.40)	$31.78	17.37%	1.17%	0.84%	85%	$31,953
2016	$30.54	0.27	(1.29)	(1.02)	(0.25)	(1.84)	(2.09)	$27.43	(3.24)%	1.17%	0.95%	91%	$28,535
2015	$32.74	0.32	1.35	1.67	(0.28)	(3.59)	(3.87)	$30.54	5.38%	1.17%	0.95%	86%	$30,271
R5 Class
2019	$33.39	0.45	1.57	2.02	(0.43)	(3.21)	(3.64)	$31.77	7.44%	0.47%	1.43%	80%	$2,069
2018	$31.82	0.43	4.47	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.83%	0.46%	1.50%	84%	$1,556
2017(3)	$31.12	0.11	0.69	0.80	(0.10)	—	(0.10)	$31.82	2.58%	0.47%(4)	1.60%(4)	85%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $57,169,271, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $67,622,524 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $227,096,856, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

The fund utilized earnings and profits of $6,888,618 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 1908

Annual Report

June 30, 2019

Global Gold Fund
Investor Class (BGEIX)
I Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BGEIX	13.75%	0.28%	-1.67%	8/17/88
NYSE Arca Gold Miners Index	—	16.62%	0.68%	-2.60%	—
MSCI World Index	—	6.33%	6.60%	10.71%	—
I Class	AGGNX	13.96%	0.48%	-1.47%	9/28/07
A Class	ACGGX				5/6/98
No sales charge		13.57%	0.02%	-1.91%
With sales charge		7.07%	-1.16%	-2.49%
C Class	AGYCX	12.58%	-0.72%	-2.64%	9/28/07
R Class	AGGWX	13.22%	-0.22%	-2.15%	9/28/07
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $8,451

NYSE Arca Gold Miners Index — $7,687

MSCI World Index — $27,676

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Elizabeth Xie

Performance Summary

Global Gold returned 13.75%* for the 12 months ended June 30, 2019. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 16.62%. The fund’s return reflects operating expenses, while the benchmark’s return does not. By comparison, the MSCI World Index, a broad measure of global equity market performance, returned 6.33%.

Gold Price Increased Amid Stronger Demand from Central Banks

Gold prices gained during the period, initially dropping below $1,180 per ounce in August 2018, before rallying to finish June 2019 above $1,400. The increase in prices reflected stronger demand at a time when gold supply was essentially unchanged year over year through the first quarter of 2019, the latest period for which data were available. Mine production inched up, while net hedging declined. On the one hand, the prospect of higher prices ahead reduces the incentive for companies to hedge production forward. However, when prices surge and the outlook for pricing is uncertain, then producers may elect to hedge production to lock in current high prices. This happened during the period as the price of gold reached a record high in Australian dollar terms, so many Australian producers hedged a portion of their production forward. Add it all up, and net producer hedging decreased year over year through the first quarter.

While supply was flat, demand for the precious metal rose, driven largely by central bank buying. According to the World Gold Council, central banks bought more gold in 2018 than in any calendar year since the 1970s. This marks a sea-change in central banks’ approach to gold as a reserve asset after decades of net central bank sales. Investment demand for gold also increased, reflecting rising investor interest in gold-backed exchange-traded funds. Lower interest rates around the globe also reduced the appeal of cash and bonds as interest-bearing assets in competition with gold. It was significant that gold demand rose at the same time the U.S. dollar generally strengthened. Gold is priced in dollars, so a stronger dollar makes gold more expensive for foreign buyers. Finally, jewelry demand inched up from the prior year thanks to a recovery in demand from India.

Looking at the stocks of gold companies, profitability increased along with the rise in the price of the underlying metal. In addition, there was a wave of consolidation as companies sought to increase output, gain efficiencies, reduce costs and spread the risk of new developments. For example, Newmont Mining and Goldcorp merged in April 2019 to form the world’s largest gold producer. This followed the merger of Barrick Gold and Randgold Resources in January 2019. Later, Newmont Goldcorp and Barrick announced a joint partnership to develop a large mining project in Nevada.

Key Contributors

Kirkland Lake Gold was once again the leading contributor to relative performance. The Canadian-based miner reported excellent results and raised its dividend during the period. The company enjoys some of the lowest production costs in the industry and continues to increase mine output, benefiting from a key acquisition in recent years.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

A number of other notable contributors to relative results came from poor-performing gold miners to which we had little or no exposure. Hecla Mining, New Gold and Coeur Mining are good examples of stocks represented in the benchmark which we avoided. Hecla suffered amid regulatory and permitting delays at two big new developments; New Gold disappointed investors after announcing increasing production costs associated with a big capital investment program; and Coeur reported unexpected losses.

Notable Detractors

Barrick Gold was among our largest absolute positions and performed fairly well, but our positioning during the year meant our allocation slightly underperformed. The company produced significant revenue and earnings gains following the merger with Randgold Resources, and we continue to hold a sizable stake in the stock. Similarly, Newmont Goldcorp was our largest absolute weight and we believe it is well positioned going forward, but it underperformed during the reporting period.

Other notable detractors were Guyana Goldfields, Fortuna Silver Mines and Orezone Gold. These were modest overweight positions relative to the benchmark that underperformed. Guyana suffered from reduced output of lower-grade ore; Fortuna underperformed amid production delays at a new mining project; and Orezone lagged despite progress on its single project in development.

Portfolio Positioning

We continue to hold a positive long-term outlook for gold, though we acknowledge that after a sharp recent rally, the near-term outlook is mixed. The recent surge in gold prices reflects safe-haven demand amid a high degree of political and economic uncertainty. For example, political tension around the globe is increasing as trade disputes and isolationist policies threaten the global free trade regime. The World Economic Forum "Global Risks Report 2019" cites geopolitical and geoeconomic tensions as among the world’s leading risks. In addition, strong central bank demand reflects a desire by some central banks to be less dependent upon the U.S. dollar as a reserve asset. This is a function of rising political and fiscal dysfunction within the U.S. political system, as evidenced by the unprecedented government shutdown spanning late 2018 and early 2019, and the surging national debt and budget deficit. Finally, global central banks have returned to a bias toward lower interest rates at a time when real interest rates (stated interest rates minus the rate of inflation) are already negative in much of the developed world. Negative real rates and excessive debt levels are typically associated with inflation.

What’s more, gold’s price is at or near all-time highs in some local currencies, which could weigh on demand. In addition, global economic growth appears to be slowing, which could reduce jewelry demand in key markets such as China and India. Having said that, we don’t see a letup in political and market uncertainty anytime soon, so expect safe-haven demand to remain supportive for the foreseeable future.

In terms of the stocks of gold producers, valuations are increasingly attractive as a rising gold price directly translates into higher values for deposits in the ground. The stocks of gold miners did outperform the S&P 500 Index during the period, but we believe there is still room to do well relative to the broader market after an extended period of underperformance. In addition, we are encouraged by the significant consolidation we’ve seen in the sector, which suggests companies are focused on controlling costs and managing risk associated with new developments. Add it all up, and we continue to believe that a small allocation to gold and gold company stocks as part of a larger portfolio can help improve a portfolio’s diversification and risk-adjusted return over time.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Newmont Goldcorp Corp.*	13.0%
Barrick Gold Corp.	9.0%
Kirkland Lake Gold Ltd.	6.8%
Newcrest Mining Ltd.	6.3%
Franco-Nevada Corp. (New York)	5.3%
AngloGold Ashanti Ltd.*	5.0%
Agnico Eagle Mines Ltd.*	4.7%
Wheaton Precious Metals Corp.	3.8%
Royal Gold, Inc.	3.4%
Northern Star Resources Ltd.	3.0%
*Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	50.0%
Australia	17.0%
United States	16.4%
South Africa	9.8%
United Kingdom	1.6%
China	1.6%
Peru	1.4%
Exchange-Traded Funds	1.8%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	81.4%
Domestic Common Stocks	16.4%
Exchange-Traded Funds	1.8%
Total Equity Exposure	99.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,204.90	$3.66	0.67%
I Class	$1,000	$1,206.30	$2.57	0.47%
A Class	$1,000	$1,204.50	$5.03	0.92%
C Class	$1,000	$1,198.90	$9.10	1.67%
R Class	$1,000	$1,201.50	$6.39	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 97.8%
Australia — 17.0%
Evolution Mining Ltd.	4,196,700	$12,871,477
Gold Road Resources Ltd.(1)	5,909,090	4,111,269
Newcrest Mining Ltd.	1,260,913	28,339,725
Northern Star Resources Ltd.	1,657,800	13,593,852
Regis Resources Ltd.	2,021,200	7,515,150
Saracen Mineral Holdings Ltd.(1)	3,463,700	8,965,203
St. Barbara Ltd.	420,900	868,943
		76,265,619
Canada — 50.0%
Agnico Eagle Mines Ltd.	95,496	4,896,034
Agnico Eagle Mines Ltd. (New York)	314,600	16,120,104
Alamos Gold, Inc., Class A (New York)	1,375,400	8,321,170
B2Gold Corp. (New York)(1)	4,046,700	12,261,501
Barrick Gold Corp.	2,569,620	40,522,907
Centerra Gold, Inc.(1)	1,036,400	7,296,864
Continental Gold, Inc.(1)	270,400	782,571
Detour Gold Corp.(1)	739,301	9,326,297
Eldorado Gold Corp.(1)	433,400	2,518,555
Fortuna Silver Mines, Inc.(1)	589,300	1,679,505
Franco-Nevada Corp. (New York)	282,500	23,978,600
GoGold Resources, Inc.(1)	5,526,925	1,624,884
Guyana Goldfields, Inc.(1)	892,621	702,073
IAMGOLD Corp. (New York)(1)	134,100	453,258
Kinross Gold Corp. (New York)(1)	3,051,957	11,841,593
Kirkland Lake Gold Ltd.	705,100	30,378,177
MAG Silver Corp.(1)	34,000	358,360
OceanaGold Corp.	1,666,753	4,556,509
Orezone Gold Corp.(1)	5,400,000	2,639,075
Osisko Gold Royalties Ltd.	52,400	547,056
Osisko Gold Royalties Ltd.	198,231	2,066,247
Pan American Silver Corp. (NASDAQ)	192,600	2,486,466
Premier Gold Mines Ltd.(1)	339,100	528,246
Pretium Resources, Inc.(1)	251,500	2,517,515
Roxgold, Inc.(1)	2,860,300	2,358,920
Sandstorm Gold Ltd.(1)	345,000	1,915,276
Sandstorm Gold Ltd. (New York)(1)	861,200	4,771,048
SEMAFO, Inc.(1)	825,000	3,250,735
Silvercorp Metals, Inc.	584,900	1,447,120
Torex Gold Resources, Inc.(1)	204,000	2,096,781
Wesdome Gold Mines Ltd.(1)	77,700	319,807
Wheaton Precious Metals Corp.	711,400	17,201,652

10

	Shares	Value
Yamana Gold, Inc. (New York)	1,014,481	$2,556,492
		224,321,398
China — 1.6%
Zijin Mining Group Co. Ltd., H Shares	17,142,000	6,968,124
Peru — 1.4%
Cia de Minas Buenaventura SAA ADR	376,300	6,272,921
South Africa — 9.8%
Anglo American Platinum Ltd.	39,100	2,326,436
AngloGold Ashanti Ltd.	225,302	4,036,419
AngloGold Ashanti Ltd. ADR	1,026,676	18,285,100
Gold Fields Ltd.	1,170,510	6,400,221
Gold Fields Ltd. ADR	784,200	4,242,522
Harmony Gold Mining Co. Ltd. ADR(1)	1,328,000	3,014,560
Impala Platinum Holdings Ltd.(1)	986,900	4,893,577
Sibanye Gold Ltd. ADR(1)	160,400	761,900
		43,960,735
United Kingdom — 1.6%
Centamin plc	3,151,200	4,585,144
Highland Gold Mining Ltd.	200,300	518,675
Hochschild Mining plc	820,200	1,995,959
		7,099,778
United States — 16.4%
Newmont Goldcorp Corp.	161,171	6,180,755
Newmont Goldcorp Corp.	1,351,080	51,976,048
Royal Gold, Inc.	148,321	15,201,419
		73,358,222
TOTAL COMMON STOCKS (Cost $281,473,026)		438,246,797
EXCHANGE-TRADED FUNDS — 1.8%
VanEck Vectors Gold Miners ETF	90,000	2,300,400
VanEck Vectors Junior Gold Miners ETF	165,900	5,799,864
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,851,763)		8,100,264
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $1,242,790), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $1,220,441)		1,220,212
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $237,569), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $231,024)		231,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,510	2,510
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,453,722)		1,453,722
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $289,778,511)		447,800,783
OTHER ASSETS AND LIABILITIES — 0.1%		488,129
TOTAL NET ASSETS — 100.0%		$448,288,912

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $289,778,511)	$447,800,783
Receivable for investments sold	6,217,445
Receivable for capital shares sold	349,165
Dividends and interest receivable	261,497
454,628,890

Liabilities
Disbursements in excess of demand deposit cash	1,016
Payable for investments purchased	4,999,237
Payable for capital shares redeemed	1,110,268
Accrued management fees	223,012
Distribution and service fees payable	6,445
6,339,978

Net Assets	$448,288,912

Net Assets Consist of:
Capital (par value and paid-in surplus)	$441,680,843
Distributable earnings	6,608,069
$448,288,912

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$398,803,537	40,854,325	$9.76
I Class, $0.01 Par Value	$30,607,520	3,097,806	$9.88
A Class, $0.01 Par Value	$10,311,390	1,080,789	$9.54*
C Class, $0.01 Par Value	$2,993,567	331,048	$9.04
R Class, $0.01 Par Value	$5,572,898	591,393	$9.42
*Maximum offering price $10.12 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $324,619)	$5,457,821
Interest	74,644
5,532,465

Expenses:
Management fees	2,385,923
Distribution and service fees:
A Class	18,566
C Class	24,901
R Class	24,006
Directors' fees and expenses	25,429
Other expenses	7,258
2,486,083

Net investment income (loss)	3,046,382

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,242,186)
Foreign currency translation transactions	77,832
(5,164,354)

Change in net unrealized appreciation (depreciation) on:
Investments	63,049,116
Translation of assets and liabilities in foreign currencies	(74,115)
62,975,001

Net realized and unrealized gain (loss)	57,810,647

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,857,029

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$3,046,382	$1,768,735
Net realized gain (loss)	(5,164,354)	(3,372,961)
Change in net unrealized appreciation (depreciation)	62,975,001	16,478,278
Net increase (decrease) in net assets resulting from operations	60,857,029	14,874,052

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	11,193,212	(19,266,702)

Redemption Fees
Increase in net assets from redemption fees	—	10,437

Net increase (decrease) in net assets	72,050,241	(4,382,213)

Net Assets
Beginning of period	376,238,671	380,620,884
End of period	$448,288,912	$376,238,671

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 1.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

18

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $194,571,677 and $174,510,401, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	360,000,000		360,000,000
Sold	11,498,013	$91,760,087	4,889,599	$42,188,999
Redeemed	(11,133,781)	(91,058,012)	(6,948,239)	(59,883,390)
	364,232	702,075	(2,058,640)	(17,694,391)
I Class/Shares Authorized	30,000,000		30,000,000
Sold	5,463,516	43,020,050	783,804	6,828,597
Redeemed	(3,919,422)	(33,623,403)	(998,465)	(8,657,027)
	1,544,094	9,396,647	(214,661)	(1,828,430)
A Class/Shares Authorized	20,000,000		20,000,000
Sold	688,777	5,511,378	468,886	3,956,561
Redeemed	(497,467)	(3,985,567)	(553,185)	(4,670,101)
	191,310	1,525,811	(84,299)	(713,540)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	123,257	914,110	76,000	609,071
Redeemed	(99,114)	(753,262)	(61,872)	(498,848)
	24,143	160,848	14,128	110,223
R Class/Shares Authorized	20,000,000		20,000,000
Sold	266,925	2,079,551	229,235	1,920,049
Redeemed	(339,420)	(2,671,720)	(126,663)	(1,060,613)
	(72,495)	(592,169)	102,572	859,436
Net increase (decrease)	2,051,284	$11,193,212	(2,240,900)	$(19,266,702)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$76,265,619	—
Canada	$145,617,227	78,704,171	—
China	—	6,968,124	—
South Africa	26,304,082	17,656,653	—
United Kingdom	—	7,099,778	—
United States	67,177,467	6,180,755	—
Other Countries	6,272,921	—	—
Exchange-Traded Funds	8,100,264	—	—
Temporary Cash Investments	2,510	1,451,212	—
	$253,474,471	$194,326,312	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

20

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2019 and June 30, 2018.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$303,623,805
Gross tax appreciation of investments	$154,545,507
Gross tax depreciation of investments	(10,368,529)
Net tax appreciation (depreciation) of investments	144,176,978
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	6,513
Net tax appreciation (depreciation)	$144,183,491
Undistributed ordinary income	3,362,474
Accumulated short-term capital losses	$(42,168,323)
Accumulated long-term capital losses	$(98,769,573)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$8.58	0.07	1.11	1.18	—	$9.76	13.75%	0.67%	0.84%	47%	$398,804
2018	$8.25	0.04	0.29	0.33	—	$8.58	4.00%	0.66%	0.47%	37%	$347,311
2017	$11.66	—(3)	(2.57)	(2.57)	(0.84)	$8.25	(21.33)%	0.67%	0.05%	27%	$351,207
2016	$7.21	—(3)	4.45	4.45	—	$11.66	61.72%	0.68%	0.06%	11%	$474,952
2015	$11.08	0.02	(3.64)	(3.62)	(0.25)	$7.21	(32.61)%	0.67%	0.21%	17%	$288,172
I Class
2019	$8.67	0.08	1.13	1.21	—	$9.88	13.96%	0.47%	1.04%	47%	$30,608
2018	$8.32	0.06	0.29	0.35	—	$8.67	4.21%	0.46%	0.67%	37%	$13,464
2017	$11.75	0.02	(2.60)	(2.58)	(0.85)	$8.32	(21.17)%	0.47%	0.25%	27%	$14,717
2016	$7.25	0.02	4.48	4.50	—	$11.75	62.07%	0.48%	0.26%	11%	$15,579
2015	$11.14	0.04	(3.67)	(3.63)	(0.26)	$7.25	(32.48)%	0.47%	0.41%	17%	$9,639
A Class
2019	$8.40	0.05	1.09	1.14	—	$9.54	13.57%	0.92%	0.59%	47%	$10,311
2018	$8.11	0.02	0.27	0.29	—	$8.40	3.58%	0.91%	0.22%	37%	$7,475
2017	$11.47	(0.02)	(2.52)	(2.54)	(0.82)	$8.11	(21.45)%	0.92%	(0.20)%	27%	$7,895
2016	$7.11	(0.01)	4.37	4.36	—	$11.47	61.32%	0.93%	(0.19)%	11%	$15,196
2015	$10.94	(0.01)	(3.59)	(3.60)	(0.23)	$7.11	(32.84)%	0.92%	(0.04)%	17%	$7,732

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$8.03	(0.01)	1.02	1.01	—	$9.04	12.58%	1.67%	(0.16)%	47%	$2,994
2018	$7.80	(0.04)	0.27	0.23	—	$8.03	2.95%	1.66%	(0.53)%	37%	$2,463
2017	$11.07	(0.09)	(2.43)	(2.52)	(0.75)	$7.80	(22.04)%	1.67%	(0.95)%	27%	$2,284
2016	$6.91	(0.06)	4.22	4.16	—	$11.07	60.20%	1.68%	(0.94)%	11%	$2,589
2015	$10.64	(0.07)	(3.48)	(3.55)	(0.18)	$6.91	(33.36)%	1.67%	(0.79)%	17%	$2,024
R Class
2019	$8.32	0.02	1.08	1.10	—	$9.42	13.22%	1.17%	0.34%	47%	$5,573
2018	$8.05	—(3)	0.27	0.27	—	$8.32	3.35%	1.16%	(0.03)%	37%	$5,524
2017	$11.39	(0.04)	(2.50)	(2.54)	(0.80)	$8.05	(21.63)%	1.17%	(0.45)%	27%	$4,517
2016	$7.08	(0.03)	4.34	4.31	—	$11.39	60.88%	1.18%	(0.44)%	11%	$5,176
2015	$10.89	(0.02)	(3.58)	(3.60)	(0.21)	$7.08	(32.98)%	1.17%	(0.29)%	17%	$2,534

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Gold Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended June 30, 2019, the fund intends to pass through to shareholders foreign source income of $3,967,078 and foreign taxes paid of $324,619, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2019 are $0.0863 and $0.0071, respectively.

33

Notes

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 1908

Annual Report

June 30, 2019

Income & Growth Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	4.43%	7.53%	12.90%	—	12/17/90
S&P 500 Index	—	10.42%	10.71%	14.69%	—	—
I Class	AMGIX	4.65%	7.76%	13.13%	—	1/28/98
A Class	AMADX					12/15/97
No sales charge		4.18%	7.27%	12.62%	—
With sales charge		-1.80%	6.00%	11.96%	—
C Class	ACGCX	3.40%	6.47%	11.78%	—	6/28/01
R Class	AICRX	3.95%	7.00%	12.34%	—	8/29/03
R5 Class	AICGX	4.68%	—	—	9.32%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $33,672

S&P 500 Index — $39,416

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.66%	0.46%	0.91%	1.66%	1.16%	0.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 4.43%* for the fiscal year ended June 30, 2019, compared with the 10.42% return of its benchmark, the S&P 500 Index.

Income & Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Positioning in the energy, consumer discretionary and real estate sectors were the main detractors from fund performance, while stock selections in industrials and financials were additive.

Decisions Within Energy, Consumer Discretionary and Real Estate Dampen Returns

Positioning within the energy sector was the primary headwind for results. In the oil, gas and consumable fuels industry, companies such as Occidental Petroleum and HollyFrontier were among the top individual detractors from performance. Oil price volatility hurt many energy company stocks during the 12 months. In addition, Occidental Petroleum’s price suffered after its acquisition of Anadarko Petroleum was announced late in the period. The company maintains high scores for valuation and growth factors. Within the energy equipment and services industry, Halliburton and Schlumberger were also among the poorest performers. We have since exited both positions.

Within consumer discretionary, stock decisions weighed on returns. Choices within the hotels, restaurants and leisure industry detracted, as did selections within multiline retail, where a position in Kohl’s was among the worst-performing stocks for the 12 months. The retailer has been hurt by the consumer trend towards online shopping. We have since exited the stock. Elsewhere in the sector, a position within luxury accessories company Tapestry was also among the leading individual detractors. The stock maintains strong scores for quality and valuation. It slid due to investor concern over reduced demand for its products.

Selections among equity real estate investment trusts was also a top source of weakness during the period. Senior Housing Properties Trust was among the top detractors from overall performance. The owner of multiple senior living communities cut its dividend in April amid concerns over its debt and cash flows, leading to a significant drop-off in share price. The company maintains above-average scores for sentiment, quality and valuation.

Stock Selection Benefits Returns in Industrials and Financials

Stock selection within industrials was a primary contributor to results. Positioning within commercial services and supplies provided a tailwind to returns. Sanitation company Waste Management was one of the top individual contributors to results. Its stock price rose throughout the second half of the period after an announcement it would be buying competitor Advanced Disposal Services. It maintains a high score for sentiment. In industrial conglomerates, stock choices were additive, as were positioning decisions in the building products and machinery industries.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the financials sector, reduced exposure to several capital markets companies that underperformed the broader market during the period helped to bolster returns. Stock selections within the banks industry were also accretive to results. Turning to notable individual contributors within other sectors, an absence of exposure to semiconductor manufacturer NVIDIA was among the leading sources of relative strength. The stock maintains poor scores for sentiment, quality and valuation. An overweight to insurer Progressive was also additive. The company maintains solid scores for quality, growth and valuation.

Portfolio Positioning

We employ a structured, disciplined investment approach for both stock selection and portfolio construction. We incorporate measures of valuation, quality, growth and sentiment into our stock-selection process, with the aim of producing consistent long-term performance. We seek to maintain balanced exposure to our fundamentally based, multi-dimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. As a result of this approach and our risk-control process, which seeks to limit active risk at the sector and industry level, we will have only modest sector overweights/underweights at any given time.

At period-end, information technology was the most overweight sector. We increased our relative overweight position during the year in order to take advantage of opportunities in the software and technology hardware, storage and peripherals industries. Real estate was another notable sector overweight, reflecting attractive dividend yields consistent with the portfolio’s income mandate. Conversely, we are comparatively underweight communication services and utilities stocks. Within communication services, our underweight is in part due to our limited exposure to the entertainment and media industries, which score poorly on multiple factors. Our utilities sector underweight reflects a lack of opportunity in this area across most factors in the stock selection model, particularly within the electric utilities and multi-utilities industries.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	5.0%
Apple, Inc.	3.4%
Alphabet, Inc., Class A	3.1%
Amazon.com, Inc.	2.5%
JPMorgan Chase & Co.	2.4%
Chevron Corp.	1.9%
Pfizer, Inc.	1.8%
Cisco Systems, Inc.	1.8%
Verizon Communications, Inc.	1.8%
Intel Corp.	1.7%

Top Five Industries	% of net assets
Software	8.7%
Pharmaceuticals	7.1%
Banks	6.4%
Oil, Gas and Consumable Fuels	6.1%
Equity Real Estate Investment Trusts (REITs)	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,139.00	$3.55	0.67%
I Class	$1,000	$1,140.50	$2.49	0.47%
A Class	$1,000	$1,138.00	$4.88	0.92%
C Class	$1,000	$1,133.60	$8.83	1.67%
R Class	$1,000	$1,136.40	$6.20	1.17%
R5 Class	$1,000	$1,140.50	$2.49	0.47%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
I Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%
R5 Class	$1,000	$1,022.46	$2.36	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 1.2%
Boeing Co. (The)	14,816	$5,393,172
Raytheon Co.	121,860	21,189,017
		26,582,189
Air Freight and Logistics — 1.0%
CH Robinson Worldwide, Inc.	39,711	3,349,623
United Parcel Service, Inc., Class B	186,070	19,215,449
		22,565,072
Banks — 6.4%
Bank of America Corp.	792,578	22,984,762
BB&T Corp.	290,561	14,275,262
Comerica, Inc.	200,036	14,530,615
JPMorgan Chase & Co.	477,395	53,372,761
SunTrust Banks, Inc.	55,069	3,461,086
Wells Fargo & Co.	718,568	34,002,638
		142,627,124
Beverages — 1.8%
Coca-Cola Co. (The)	441,081	22,459,845
Molson Coors Brewing Co., Class B	10,349	579,544
PepsiCo, Inc.	127,487	16,717,370
		39,756,759
Biotechnology — 4.3%
AbbVie, Inc.	342,502	24,906,746
Amgen, Inc.	152,228	28,052,576
Biogen, Inc.(1)	70,713	16,537,649
Gilead Sciences, Inc.	375,859	25,393,034
		94,890,005
Building Products — 1.0%
Johnson Controls International plc	535,559	22,123,942
Capital Markets — 1.1%
Franklin Resources, Inc.	305,567	10,633,732
Janus Henderson Group plc	417,504	8,934,586
Moelis & Co., Class A	60,274	2,106,576
TD Ameritrade Holding Corp.	58,032	2,896,957
		24,571,851
Chemicals — 0.1%
LyondellBasell Industries NV, Class A	28,183	2,427,402
Commercial Services and Supplies — 1.4%
Republic Services, Inc.	131,504	11,393,506
Waste Management, Inc.	175,240	20,217,439
		31,610,945

10

	Shares	Value
Communications Equipment — 2.6%
Cisco Systems, Inc.	738,397	$40,412,468
Juniper Networks, Inc.	666,218	17,741,385
		58,153,853
Consumer Finance — 1.9%
Discover Financial Services	281,359	21,830,645
Synchrony Financial	600,679	20,825,541
		42,656,186
Containers and Packaging — 0.3%
Packaging Corp. of America	74,780	7,128,030
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	85,040	18,127,977
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	239,791	8,035,396
Verizon Communications, Inc.	682,096	38,968,145
		47,003,541
Electric Utilities — 0.8%
Exelon Corp.	213,166	10,219,178
IDACORP, Inc.	71,802	7,211,075
		17,430,253
Electrical Equipment — 0.8%
Rockwell Automation, Inc.	106,606	17,465,261
Electronic Equipment, Instruments and Components — 1.0%
Corning, Inc.	145,128	4,822,604
National Instruments Corp.	391,263	16,429,133
		21,251,737
Entertainment — 0.5%
Activision Blizzard, Inc.	90,071	4,251,351
Walt Disney Co. (The)	40,245	5,619,812
		9,871,163
Equity Real Estate Investment Trusts (REITs) — 5.1%
Apple Hospitality REIT, Inc.	149,127	2,365,154
Brixmor Property Group, Inc.	1,035,389	18,512,755
Corporate Office Properties Trust	132,026	3,481,525
EPR Properties	223,600	16,678,324
Healthcare Trust of America, Inc., Class A	581,298	15,945,004
Industrial Logistics Properties Trust	238,863	4,973,128
Life Storage, Inc.	169,021	16,070,517
Regency Centers Corp.	94,825	6,328,620
Senior Housing Properties Trust	1,006,921	8,327,237
Spirit Realty Capital, Inc.	42,274	1,803,409
Tanger Factory Outlet Centers, Inc.	828,081	13,423,193
Weingarten Realty Investors	148,235	4,064,604
		111,973,470
Food Products — 2.6%
Campbell Soup Co.	290,741	11,649,992
General Mills, Inc.	449,486	23,607,005

11

	Shares	Value
Hershey Co. (The)	159,110	$21,325,513
		56,582,510
Health Care Equipment and Supplies — 2.4%
Medtronic plc	317,013	30,873,896
Stryker Corp.	109,130	22,434,945
		53,308,841
Health Care Providers and Services — 0.2%
UnitedHealth Group, Inc.	21,594	5,269,152
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(1)	20,254	3,283,376
Hotels, Restaurants and Leisure — 2.1%
Darden Restaurants, Inc.	163,959	19,958,729
Starbucks Corp.	308,282	25,843,280
		45,802,009
Household Durables — 0.4%
Garmin Ltd.	122,626	9,785,555
Household Products — 0.7%
Procter & Gamble Co. (The)	137,649	15,093,213
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	52,317	9,134,025
Insurance — 3.0%
MetLife, Inc.	468,264	23,258,673
Progressive Corp. (The)	278,844	22,288,001
Prudential Financial, Inc.	196,369	19,833,269
		65,379,943
Interactive Media and Services — 4.1%
Alphabet, Inc., Class A(1)	63,263	68,501,176
Facebook, Inc., Class A(1)	120,351	23,227,743
		91,728,919
Internet and Direct Marketing Retail — 3.5%
Amazon.com, Inc.(1)	29,749	56,333,599
eBay, Inc.	537,748	21,241,046
		77,574,645
IT Services — 3.3%
Amdocs Ltd.	165,093	10,250,624
Fidelity National Information Services, Inc.	19,211	2,356,806
International Business Machines Corp.	215,135	29,667,117
Leidos Holdings, Inc.	12,998	1,037,890
Mastercard, Inc., Class A	5,053	1,336,670
MAXIMUS, Inc.	44,009	3,192,413
PayPal Holdings, Inc.(1)	38,485	4,404,993
Visa, Inc., Class A	115,679	20,076,090
		72,322,603
Life Sciences Tools and Services — 0.7%
Thermo Fisher Scientific, Inc.	49,825	14,632,606
Machinery — 1.7%
Cummins, Inc.	113,115	19,381,124

12

	Shares	Value
Snap-on, Inc.	111,147	$18,410,389
		37,791,513
Media — 0.8%
Comcast Corp., Class A	6,613	279,597
Interpublic Group of Cos., Inc. (The)	748,842	16,916,341
		17,195,938
Metals and Mining — 0.8%
Nucor Corp.	334,066	18,407,037
Multi-Utilities — 0.5%
Dominion Energy, Inc.	140,609	10,871,888
Multiline Retail — 0.1%
Target Corp.	28,956	2,507,879
Oil, Gas and Consumable Fuels — 6.1%
Chevron Corp.	329,164	40,961,168
ConocoPhillips	102,874	6,275,314
Exxon Mobil Corp.	163,563	12,533,833
HollyFrontier Corp.	386,197	17,873,197
Occidental Petroleum Corp.	331,057	16,645,546
Phillips 66	228,810	21,402,887
Valero Energy Corp.	227,381	19,466,088
		135,158,033
Paper and Forest Products — 0.8%
Domtar Corp.	376,537	16,767,193
Pharmaceuticals — 7.1%
Allergan plc	108,963	18,243,675
Bristol-Myers Squibb Co.	477,667	21,662,199
Eli Lilly & Co.	218,523	24,210,163
Johnson & Johnson	180,112	25,085,999
Merck & Co., Inc.	320,048	26,836,025
Pfizer, Inc.	942,928	40,847,641
		156,885,702
Semiconductors and Semiconductor Equipment — 4.8%
Analog Devices, Inc.	6,728	759,389
Applied Materials, Inc.	268,998	12,080,700
Broadcom, Inc.	102,076	29,383,597
Intel Corp.	778,366	37,260,381
QUALCOMM, Inc.	348,170	26,485,292
		105,969,359
Software — 8.7%
Intuit, Inc.	97,721	25,537,429
LogMeIn, Inc.	135,487	9,982,682
Microsoft Corp.	824,321	110,426,041
Oracle Corp.(New York)	573,716	32,684,601
Zscaler, Inc.(1)	185,150	14,189,896
		192,820,649
Specialty Retail — 0.9%
American Eagle Outfitters, Inc.	807,592	13,648,305

13

	Shares	Value
AutoZone, Inc.(1)	4,548	$5,000,389
Best Buy Co., Inc.	30,505	2,127,114
		20,775,808
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	376,202	74,457,900
Hewlett Packard Enterprise Co.	1,217,873	18,207,201
HP, Inc.	105,079	2,184,592
Seagate Technology plc	321,205	15,135,180
		109,984,873
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	139,727	11,730,082
Ralph Lauren Corp.	84,901	9,643,904
Tapestry, Inc.	543,337	17,240,083
		38,614,069
Tobacco — 2.3%
Altria Group, Inc.	522,810	24,755,053
Philip Morris International, Inc.	338,670	26,595,755
		51,350,808
TOTAL COMMON STOCKS (Cost $1,711,353,007)		2,193,214,906
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $17,475,811), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $17,161,543)		17,158,326
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $3,325,968), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $3,256,339)		3,256,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,230	16,230
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,430,556)		20,430,556
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,731,783,563)		2,213,645,462
OTHER ASSETS AND LIABILITIES†		184,293
TOTAL NET ASSETS — 100.0%		$2,213,829,755

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $1,731,783,563)	$2,213,645,462
Receivable for capital shares sold	645,526
Dividends and interest receivable	3,291,864
2,217,582,852

Liabilities
Payable for capital shares redeemed	2,573,797
Accrued management fees	1,130,877
Distribution and service fees payable	48,423
3,753,097

Net Assets	$2,213,829,755

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,701,204,519
Distributable earnings	512,625,236
$2,213,829,755

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,707,535,606	46,370,555	$36.82
I Class, $0.01 Par Value	$306,583,416	8,313,014	$36.88
A Class, $0.01 Par Value	$152,312,331	4,143,229	$36.76*
C Class, $0.01 Par Value	$9,107,405	248,279	$36.68
R Class, $0.01 Par Value	$24,675,986	670,436	$36.81
R5 Class, $0.01 Par Value	$13,615,011	369,079	$36.89
*Maximum offering price $39.00 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,904)	$59,826,954
Interest	391,308
60,218,262

Expenses:
Management fees	13,922,705
Distribution and service fees:
A Class	380,681
C Class	87,421
R Class	125,511
Directors' fees and expenses	154,131
Other expenses	403
14,670,852

Net investment income (loss)	45,547,410

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	78,022,200
Futures contract transactions	580,988
78,603,188

Change in net unrealized appreciation (depreciation) on investments	(26,164,480)

Net realized and unrealized gain (loss)	52,438,708

Net Increase (Decrease) in Net Assets Resulting from Operations	$97,986,118

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$45,547,410	$51,051,644
Net realized gain (loss)	78,603,188	180,526,468
Change in net unrealized appreciation (depreciation)	(26,164,480)	58,020,952
Net increase (decrease) in net assets resulting from operations	97,986,118	289,599,064

Distributions to Shareholders
From earnings:(1)
Investor Class	(184,522,529)	(154,991,490)
I Class	(29,223,053)	(23,117,923)
A Class	(15,989,055)	(13,914,990)
C Class	(863,598)	(586,715)
R Class	(2,594,469)	(2,339,012)
R5 Class	(1,482,829)	(109,527)
Decrease in net assets from distributions	(234,675,533)	(195,059,657)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	130,765,006	60,088,088

Net increase (decrease) in net assets	(5,924,409)	154,627,495

Net Assets
Beginning of period	2,219,754,164	2,065,126,669
End of period	$2,213,829,755	$2,219,754,164

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(39,274,876), $(5,820,706), $(3,170,464), $(93,791), $(480,039) and $(39,086) for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively. Distributions from net realized gains were $(115,716,614), $(17,297,217), $(10,744,526), $(492,924), $(1,858,973) and $(70,441) for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $13,518,214 and $8,851,919, respectively. The effect of interfund transactions on the Statement of Operations was $357,012 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $1,558,271,059 and $1,593,885,388, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	370,000,000		370,000,000
Sold	3,531,134	$132,444,830	3,270,833	$128,998,737
Issued in reinvestment of distributions	5,087,471	176,541,937	3,770,568	148,574,725
Redeemed	(6,474,475)	(243,095,222)	(7,433,451)	(293,866,762)
	2,144,130	65,891,545	(392,050)	(16,293,300)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	2,716,347	98,765,501	2,780,758	110,115,067
Issued in reinvestment of distributions	814,500	28,358,276	582,477	22,993,886
Redeemed	(2,143,883)	(81,643,945)	(1,223,728)	(48,844,162)
	1,386,964	45,479,832	2,139,507	84,264,791
A Class/Shares Authorized	50,000,000		50,000,000
Sold	799,389	30,028,792	522,616	20,782,157
Issued in reinvestment of distributions	422,928	14,629,031	321,189	12,629,052
Redeemed	(1,004,009)	(37,933,837)	(1,063,137)	(42,165,557)
	218,308	6,723,986	(219,332)	(8,754,348)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	94,306	3,495,190	64,499	2,548,008
Issued in reinvestment of distributions	22,498	772,317	12,980	508,562
Redeemed	(85,258)	(3,171,487)	(55,721)	(2,197,171)
	31,546	1,096,020	21,758	859,399
R Class/Shares Authorized	20,000,000		20,000,000
Sold	269,308	9,978,276	178,677	7,068,133
Issued in reinvestment of distributions	31,358	1,083,316	19,416	763,688
Redeemed	(269,160)	(10,039,390)	(299,498)	(11,926,030)
	31,506	1,022,202	(101,405)	(4,094,209)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	336,733	13,331,436	107,538	4,314,570
Issued in reinvestment of distributions	42,842	1,482,829	2,762	109,527
Redeemed	(117,421)	(4,262,844)	(7,995)	(318,342)
	262,154	10,551,421	102,305	4,105,755
Net increase (decrease)	4,074,608	$130,765,006	1,550,783	$60,088,088

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

21

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,193,214,906	—	—
Temporary Cash Investments	16,230	$20,414,326	—
	$2,193,231,136	$20,414,326	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $580,988 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$79,811,845	$95,582,825
Long-term capital gains	$154,863,688	$99,476,832

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,735,930,716
Gross tax appreciation of investments	$554,678,484
Gross tax depreciation of investments	(76,963,738)
Net tax appreciation (depreciation) of investments	$477,714,746
Undistributed ordinary income	$2,128,941
Accumulated long-term gains	$43,057,090
Post-October capital loss deferral	$(10,275,541)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$39.61	0.78	0.63	1.41	(0.73)	(3.47)	(4.20)	$36.82	4.43%	0.67%	2.07%	72%	$1,707,536
2018	$37.90	0.93	4.40	5.33	(0.88)	(2.74)	(3.62)	$39.61	14.32%	0.66%	2.33%	77%	$1,751,738
2017	$33.91	0.79	4.55	5.34	(0.76)	(0.59)	(1.35)	$37.90	15.95%	0.67%	2.16%	81%	$1,691,048
2016	$36.78	0.82	(0.61)	0.21	(0.84)	(2.24)	(3.08)	$33.91	1.00%	0.68%	2.40%	79%	$1,551,664
2015	$38.52	0.81	0.29	1.10	(0.79)	(2.05)	(2.84)	$36.78	2.87%	0.67%	2.11%	79%	$1,655,693
I Class
2019	$39.66	0.85	0.65	1.50	(0.81)	(3.47)	(4.28)	$36.88	4.65%	0.47%	2.27%	72%	$306,583
2018	$37.94	0.99	4.43	5.42	(0.96)	(2.74)	(3.70)	$39.66	14.55%	0.46%	2.53%	77%	$274,687
2017	$33.95	0.86	4.55	5.41	(0.83)	(0.59)	(1.42)	$37.94	16.16%	0.47%	2.36%	81%	$181,620
2016	$36.82	0.88	(0.60)	0.28	(0.91)	(2.24)	(3.15)	$33.95	1.21%	0.48%	2.60%	79%	$127,626
2015	$38.55	0.88	0.30	1.18	(0.86)	(2.05)	(2.91)	$36.82	3.10%	0.47%	2.31%	79%	$125,872
A Class
2019	$39.55	0.69	0.63	1.32	(0.64)	(3.47)	(4.11)	$36.76	4.18%	0.92%	1.82%	72%	$152,312
2018	$37.85	0.83	4.39	5.22	(0.78)	(2.74)	(3.52)	$39.55	14.03%	0.91%	2.08%	77%	$155,233
2017	$33.87	0.69	4.55	5.24	(0.67)	(0.59)	(1.26)	$37.85	15.65%	0.92%	1.91%	81%	$156,863
2016	$36.74	0.73	(0.61)	0.12	(0.75)	(2.24)	(2.99)	$33.87	0.75%	0.93%	2.15%	79%	$205,390
2015	$38.48	0.71	0.29	1.00	(0.69)	(2.05)	(2.74)	$36.74	2.62%	0.92%	1.86%	79%	$239,515

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$39.48	0.41	0.63	1.04	(0.37)	(3.47)	(3.84)	$36.68	3.40%	1.67%	1.07%	72%	$9,107
2018	$37.79	0.53	4.39	4.92	(0.49)	(2.74)	(3.23)	$39.48	13.18%	1.66%	1.33%	77%	$8,557
2017	$33.82	0.42	4.53	4.95	(0.39)	(0.59)	(0.98)	$37.79	14.77%	1.67%	1.16%	81%	$7,368
2016	$36.68	0.47	(0.60)	(0.13)	(0.49)	(2.24)	(2.73)	$33.82	0.01%	1.68%	1.40%	79%	$6,734
2015	$38.42	0.42	0.29	0.71	(0.40)	(2.05)	(2.45)	$36.68	1.86%	1.67%	1.11%	79%	$8,195
R Class
2019	$39.59	0.60	0.64	1.24	(0.55)	(3.47)	(4.02)	$36.81	3.95%	1.17%	1.57%	72%	$24,676
2018	$37.89	0.73	4.40	5.13	(0.69)	(2.74)	(3.43)	$39.59	13.73%	1.16%	1.83%	77%	$25,298
2017	$33.91	0.60	4.55	5.15	(0.58)	(0.59)	(1.17)	$37.89	15.34%	1.17%	1.66%	81%	$28,052
2016	$36.77	0.65	(0.60)	0.05	(0.67)	(2.24)	(2.91)	$33.91	0.52%	1.18%	1.90%	79%	$23,290
2015	$38.51	0.60	0.31	0.91	(0.60)	(2.05)	(2.65)	$36.77	2.36%	1.17%	1.61%	79%	$15,663
R5 Class
2019	$39.66	0.88	0.63	1.51	(0.81)	(3.47)	(4.28)	$36.89	4.68%	0.47%	2.27%	72%	$13,615
2018	$37.95	0.91	4.50	5.41	(0.96)	(2.74)	(3.70)	$39.66	14.52%	0.46%	2.53%	77%	$4,241
2017(3)	$37.51	0.20	0.43	0.63	(0.19)	—	(0.19)	$37.95	1.68%	0.47%(4)	2.37%(4)	81%(5)	$175

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through June 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Income & Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Income & Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $50,162,971, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $36,694,297 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $154,863,688, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 1908

Annual Report

June 30, 2019

International Core Equity Fund
Investor Class (ACIMX)
I Class (ACIUX)
A Class (ACIQX)
C Class (ACIKX)
R Class (ACIRX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACIMX	-3.18%	0.40%	6.58%	11/30/06
MSCI EAFE Index	—	1.08%	2.25%	6.90%	—
I Class	ACIUX	-2.98%	0.63%	6.80%	11/30/06
A Class	ACIQX				11/30/06
No sales charge		-3.42%	0.19%	6.34%
With sales charge		-8.95%	-0.99%	5.72%
C Class	ACIKX	-4.19%	-0.59%	5.51%	11/30/06
R Class	ACIRX	-3.68%	-0.08%	6.06%	11/30/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $18,921

MSCI EAFE Index — $19,491

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran

Effective August 2019, portfolio manager Vinod Chandrashekaran will leave the fund's management team.

Performance Summary

International Core Equity returned -3.18%* for the fiscal year ended June 30, 2019, compared with the 1.08% return of its benchmark, the MSCI EAFE Index.

International Core Equity lost value and trailed the MSCI EAFE Index. Stock selection in the industrials and consumer discretionary sectors weighed on the fund’s relative results, while consumer staples and real estate sectors holdings aided relative returns. From a geographical perspective, underperformance was most pronounced in stock choices from France and Japan, while stock selection in the U.K. and Switzerland was beneficial.

Stock Choices Across Several Sectors Detracted from Relative Returns

Stock choices in the industrials sector were the largest drivers of underperformance. Selection within aerospace and defense weighed the most on relative returns, particularly overweight positions in France-based Dassault Aviation, which was among the top individual detractors for the period. The stock maintains high scores for quality and valuation factors. Security choices in industrial conglomerates also provided a headwind, as did selections in air freight and logistics, where a position in U.K.-based Royal Mail was among the worst performing stocks for the 12 months. We have since exited the stock.

Within the consumer discretionary sector, stock selection also hindered returns. Positions in several auto components and automobiles companies detracted from relative performance. Japan-based Isuzu Motors was a top detractor from performance. The automaker’s stock fell in May during a global pullback in equity markets due to resurfacing trade difficulties between the U.S. and China. The company maintains a high valuation score. Elsewhere in the sector, a position in Japan-based Nikon was also a leading individual detractor. Security choices in the specialty retail industry also weighed on returns. Other top individual detractors included Germany-based chemicals company Covestro and France-based food retailer Casino Guichard Perrachon. We have since exited both positions.

On a country basis, over the past 12 months France, Japan, Denmark, Australia and China were the largest detractors.

Consumer Staples and Real Estate Were Additive

Stock selection within the consumer staples sector contributed to relative returns. Positioning within the food products industry was particularly additive, with Australia-based a2 Milk Co. as one of the top individual performing stocks for the period. The stock maintains high scores for sentiment and quality. In the tobacco industry, it was beneficial to have no exposure to U.K.-based British American Tobacco. The company has poor scores for sentiment and quality, and avoiding the stock made a significant contribution to performance compared with the benchmark.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Within real estate, selections within the equity real estate investment trusts (REITs) industry was beneficial, as were choices within real estate management and development. Among other notable individual contributors were positions in Japan-based health care company Hoya and Switzerland-based Roche Holding. The U.K., Switzerland, New Zealand and Israel were the largest contributors to relative returns on a country basis.

Portfolio Positioning

We utilize a structured, disciplined investment approach for both stock selection and portfolio construction. At the sector level, information technology was the fund’s largest overweight position. Based on our model, we believe the sector offers high-quality earnings growth at attractive valuations. Energy was another notable overweight position. This reflects an allocation to oil, gas and consumable fuels companies, where we currently see opportunities based on our model. Key underweights are in the industrials sector, where we see a lack of opportunity in electrical equipment and machinery companies. In the financials sector, our underweight reflects a comparative lack of exposure to banks and capital markets companies.

On a country basis, we decreased our emerging markets exposure during the period. We also pared back our exposure to Japan, moving from a relative overweight to an underweight position. We also maintain an underweight exposure to Australia. Our greatest allocation increases during the period were France and Germany. As of the end of the period, South Korea and Italy were our largest relative overweights.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Nestle SA	2.9%
Royal Dutch Shell plc, B Shares	2.4%
Roche Holding AG	2.0%
Novartis AG	1.8%
iShares MSCI Japan ETF	1.7%
Allianz SE	1.4%
BHP Group plc	1.4%
GlaxoSmithKline plc	1.4%
LVMH Moet Hennessy Louis Vuitton SE	1.3%
L'Oreal SA	1.2%

Investments by Country	% of net assets
Japan	17.3%
United Kingdom	14.9%
France	11.3%
Switzerland	9.5%
Germany	8.2%
Spain	4.2%
Italy	4.0%
Netherlands	3.8%
Australia	3.7%
Sweden	3.1%
Hong Kong	3.0%
Singapore	2.6%
Other Countries	9.7%
Exchange-Traded Funds*	2.9%
Cash and Equivalents**	1.8%
* Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
** Includes temporary cash investments, temporary cash investment-securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	95.3%
Exchange-Traded Funds	2.9%
Rights	—*
Total Equity Exposure	98.2%
Temporary Cash Investments	1.4%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,119.80	$6.10	1.16%
I Class	$1,000	$1,121.00	$5.05	0.96%
A Class	$1,000	$1,118.30	$7.41	1.41%
C Class	$1,000	$1,113.40	$11.32	2.16%
R Class	$1,000	$1,117.30	$8.71	1.66%
Hypothetical
Investor Class	$1,000	$1,019.04	$5.81	1.16%
I Class	$1,000	$1,020.03	$4.81	0.96%
A Class	$1,000	$1,017.80	$7.05	1.41%
C Class	$1,000	$1,014.08	$10.79	2.16%
R Class	$1,000	$1,016.56	$8.30	1.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 95.3%
Australia — 3.7%
Australia & New Zealand Banking Group Ltd.	15,241	$302,231
CIMIC Group Ltd.	5,462	172,012
Inghams Group Ltd.(1)	49,386	139,546
Super Retail Group Ltd.(1)	16,389	94,746
Telstra Corp. Ltd.	89,530	242,185
Whitehaven Coal Ltd.	24,677	63,755
		1,014,475
Belgium — 0.5%
KBC Group NV	2,000	131,105
Brazil — 0.7%
Petroleo Brasileiro SA ADR	7,200	102,240
Vale SA ADR	6,200	83,328
		185,568
China — 0.8%
Country Garden Holdings Co. Ltd.	14,000	21,208
Weichai Power Co. Ltd., H Shares	72,000	121,863
Yuexiu Property Co. Ltd.	316,000	71,707
		214,778
Denmark — 1.6%
Carlsberg A/S, B Shares	1,500	198,901
H Lundbeck A/S	1,732	68,492
Novo Nordisk A/S, B Shares	3,459	176,443
		443,836
Finland — 0.2%
Kone Oyj, B Shares	928	54,771
France — 11.3%
Air France-KLM(2)	12,349	118,693
CNP Assurances	10,564	239,867
Danone SA	1,936	164,193
Dassault Aviation SA	135	194,418
Dassault Systemes SE	493	78,765
Eiffage SA	495	48,938
Faurecia SA	1,247	57,884
Gaztransport Et Technigaz SA	1,983	198,788
Hermes International	76	54,814
Kering SA	483	285,716
L'Oreal SA	1,208	344,093
Lagardere SCA	2,288	59,580
LVMH Moet Hennessy Louis Vuitton SE	870	370,352
Metropole Television SA	3,906	74,068
Peugeot SA	9,524	234,727

10

	Shares	Value
Safran SA	749	$109,752
Television Francaise 1	9,265	97,809
TOTAL SA	4,562	255,249
Ubisoft Entertainment SA(2)	1,600	125,440
		3,113,146
Germany — 8.2%
adidas AG	980	302,550
Allianz SE	1,661	400,326
Deutsche Telekom AG	17,875	309,336
Dialog Semiconductor plc(2)	2,530	102,063
Evotec SE(2)	2,627	73,424
HOCHTIEF AG	367	44,695
HUGO BOSS AG	1,459	97,234
Merck KGaA	1,200	125,561
MTU Aero Engines AG	925	220,685
RTL Group SA	585	30,021
RWE AG	7,132	175,816
SAP SE	2,305	316,848
Siltronic AG	927	67,779
		2,266,338
Hong Kong — 3.0%
Champion REIT	143,000	118,988
CLP Holdings Ltd.	13,000	143,232
Hong Kong Exchanges & Clearing Ltd.	3,800	134,314
Kerry Properties Ltd.	22,000	92,439
Link REIT	1,500	18,450
Sands China Ltd.	24,400	116,964
Swire Properties Ltd.	50,200	202,901
		827,288
Israel — 1.2%
Mizrahi Tefahot Bank Ltd.(2)	1,271	29,401
Nice Ltd.(2)	1,245	170,396
Wix.com Ltd.(2)	1,000	142,100
		341,897
Italy — 4.0%
ACEA SpA	3,081	58,620
Enel SpA	15,978	111,642
Eni SpA	15,183	251,497
EXOR NV	2,769	193,505
Ferrari NV	288	46,769
Moncler SpA	3,200	136,816
Unipol Gruppo SpA	22,354	108,641
UnipolSai Assicurazioni SpA(1)	72,200	185,170
		1,092,660
Japan — 17.3%
Amada Holdings Co. Ltd.	6,200	70,519
Astellas Pharma, Inc.	16,100	229,878

11

	Shares	Value
Bandai Namco Holdings, Inc.	2,300	$111,839
Brother Industries Ltd.	7,400	140,171
Canon, Inc.	2,400	70,292
Chugai Pharmaceutical Co. Ltd.	2,000	130,821
Eisai Co. Ltd.	1,100	62,066
FANUC Corp.	200	37,127
Honda Motor Co. Ltd.	400	10,361
Hoya Corp.	4,000	307,252
Isuzu Motors Ltd.	14,000	160,204
KDDI Corp.	7,600	193,622
Keyence Corp.	100	61,454
Mitsubishi Chemical Holdings Corp.	29,000	202,944
Mitsubishi Heavy Industries Ltd.	3,000	130,778
Mitsubishi UFJ Financial Group, Inc.	36,900	176,403
Nikon Corp.	13,600	192,799
Nippon Telegraph & Telephone Corp.	3,400	158,450
Nissan Chemical Corp.	3,700	167,074
NTT DOCOMO, Inc.	6,600	154,035
ORIX Corp.	14,900	222,734
Recruit Holdings Co. Ltd.	4,700	157,126
SG Holdings Co. Ltd.	7,500	212,824
Shionogi & Co. Ltd.	3,700	213,644
SoftBank Group Corp.	2,000	96,377
Sony Corp.	4,500	235,120
Sumitomo Mitsui Financial Group, Inc.	1,600	56,656
Suzuken Co. Ltd.	1,500	88,163
Suzuki Motor Corp.	4,300	202,397
Takeda Pharmaceutical Co., Ltd.	700	24,881
Tokio Marine Holdings, Inc.	900	45,167
Tokyo Electron Ltd.	1,400	196,847
Toyota Motor Corp.	3,000	186,465
Trend Micro, Inc.	1,900	84,875
		4,791,365
Netherlands — 3.8%
ASR Nederland NV	3,822	155,593
Coca-Cola European Partners plc	4,300	242,950
Heineken Holding NV	1,534	161,033
NN Group NV	1,078	43,398
SBM Offshore NV	6,920	133,954
Unilever NV CVA	3,355	204,367
Wolters Kluwer NV	1,492	108,622
		1,049,917
New Zealand — 1.3%
a2 Milk Co. Ltd.(2)	20,716	204,593
Contact Energy Ltd.	28,000	150,562
		355,155

12

	Shares	Value
Norway — 0.6%
Equinor ASA	7,884	$156,198
Singapore — 2.6%
ComfortDelGro Corp. Ltd.	79,000	155,347
Oversea-Chinese Banking Corp. Ltd.	29,200	246,884
Singapore Technologies Engineering Ltd.	63,400	194,337
United Overseas Bank Ltd.	6,800	131,385
		727,953
South Korea — 1.9%
Daelim Industrial Co. Ltd.	1,339	133,454
LG Household & Health Care Ltd. Preference Shares	197	137,480
Samsung Electronics Co. Ltd.	4,700	191,628
SK Hynix, Inc.	1,206	72,648
		535,210
Spain — 4.2%
ACS Actividades de Construccion y Servicios SA	4,500	179,679
Banco Bilbao Vizcaya Argentaria SA	45,668	255,384
Banco Santander SA	45,068	209,470
Iberdrola SA	29,738	296,633
Telefonica SA	27,367	224,729
		1,165,895
Sweden — 3.1%
Axfood AB	10,639	210,524
Lundin Petroleum AB	5,128	159,589
Sandvik AB	11,666	214,345
Swedish Match AB	443	18,723
Telefonaktiebolaget LM Ericsson, B Shares	27,601	261,942
		865,123
Switzerland — 9.5%
Logitech International SA	5,071	203,150
Nestle SA	7,719	799,138
Novartis AG	5,444	497,946
Roche Holding AG	1,978	556,543
Sonova Holding AG	289	65,784
Temenos AG(2)	940	168,320
Zurich Insurance Group AG	940	327,320
		2,618,201
Taiwan — 0.9%
Taiwan Cement Corp.	65,000	96,417
Taiwan High Speed Rail Corp.	103,000	151,842
		248,259
United Kingdom — 14.9%
Aggreko plc	20,741	208,101
Anglo American plc	9,749	278,861
AstraZeneca plc	697	56,899
BHP Group plc	15,053	384,188
BP plc	10,000	69,884

13

	Shares	Value
Burberry Group plc	1,778	$42,182
Coca-Cola HBC AG(2)	2,826	106,939
Dunelm Group plc	7,000	81,787
Evraz plc	17,309	146,749
GlaxoSmithKline plc	18,724	374,809
HSBC Holdings plc	26,172	218,355
Legal & General Group plc	66,619	228,031
Lloyds Banking Group plc	177,100	127,537
Micro Focus International plc	2,682	70,432
Moneysupermarket.com Group plc	36,240	189,992
National Express Group plc	6,311	32,196
Rio Tinto plc	4,797	295,951
Royal Bank of Scotland Group plc	18,600	51,929
Royal Dutch Shell plc, B Shares	20,278	661,439
Sage Group plc (The)	20,480	208,960
Smith & Nephew plc	3,368	73,086
Tate & Lyle plc	18,606	174,476
Unilever plc	691	42,910
		4,125,693
TOTAL COMMON STOCKS (Cost $24,987,295)		26,324,831
EXCHANGE-TRADED FUNDS — 2.9%
iShares China Large-Cap ETF	1,800	76,986
iShares MSCI EAFE ETF	3,900	256,347
iShares MSCI Japan ETF	8,536	465,895
TOTAL EXCHANGE-TRADED FUNDS (Cost $779,678)		799,228
RIGHTS†
Spain†
ACS Actividades de Construccion y Servicios SA(2) (Cost $7,420)	4,500	7,061
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $345,023), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $338,819)		338,755
State Street Institutional U.S. Government Money Market Fund, Premier Class	63,645	63,645
TOTAL TEMPORARY CASH INVESTMENTS (Cost $402,400)		402,400
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $160,463)	160,463	160,463
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $26,337,256)		27,693,983
OTHER ASSETS AND LIABILITIES — (0.2)%		(58,831)
TOTAL NET ASSETS — 100.0%		$27,635,152
14

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	15.7%
Consumer Discretionary	11.6%
Health Care	11.5%
Consumer Staples	11.3%
Industrials	11.1%
Information Technology	9.2%
Energy	7.4%
Communication Services	6.5%
Materials	5.9%
Utilities	3.4%
Real Estate	1.7%
Exchange-Traded Funds	2.9%
Cash and Equivalents*	1.8%
* Includes temporary cash investments, temporary cash investment - securities lending collateral, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $245,044. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)	Non-income producing.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $258,435, which includes securities collateral of $97,972.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $26,176,793)	$27,533,520
Investment made with cash collateral received for securities on loan, at value (cost of $160,463)	160,463
Total investment securities, at value (cost of $26,337,256)	27,693,983
Foreign currency holdings, at value (cost of $12,401)	12,400
Receivable for capital shares sold	10,984
Dividends and interest receivable	103,484
Securities lending receivable	689
27,821,540

Liabilities
Payable for collateral received for securities on loan	160,463
Payable for capital shares redeemed	141
Accrued management fees	24,490
Distribution and service fees payable	1,294
186,388

Net Assets	$27,635,152

Net Assets Consist of:
Capital (par value and paid-in surplus)	$28,453,169
Distributable earnings	(818,017)
$27,635,152

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$19,225,251	2,213,070	$8.69
I Class, $0.01 Par Value	$3,584,997	411,755	$8.71
A Class, $0.01 Par Value	$3,887,890	447,041	$8.70*
C Class, $0.01 Par Value	$333,335	38,566	$8.64
R Class, $0.01 Par Value	$603,679	69,662	$8.67
* Maximum offering price $9.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $84,024)	$923,683
Interest	5,628
Securities lending, net	3,629
932,940

Expenses:
Management fees	303,188
Distribution and service fees:
A Class	9,496
C Class	5,800
R Class	2,821
Directors' fees and expenses	1,938
Other expenses	1,632
324,875

Net investment income (loss)	608,065

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,419,133)
Foreign currency translation transactions	(2,762)
(2,421,895)

Change in net unrealized appreciation (depreciation) on:
Investments	822,574
Translation of assets and liabilities in foreign currencies	1,475
824,049

Net realized and unrealized gain (loss)	(1,597,846)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(989,781)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$608,065	$653,860
Net realized gain (loss)	(2,421,895)	2,919,253
Change in net unrealized appreciation (depreciation)	824,049	(2,121,279)
Net increase (decrease) in net assets resulting from operations	(989,781)	1,451,834

Distributions to Shareholders
From earnings:
Investor Class	(395,026)	(516,137)
I Class	(139,331)	(127,810)
A Class	(75,200)	(83,615)
C Class	(8,304)	(15,744)
R Class	(10,254)	(11,337)
Decrease in net assets from distributions	(628,115)	(754,643)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,860,420)	1,205,674

Redemption Fees
Increase in net assets from redemption fees	—	1,256

Net increase (decrease) in net assets	(4,478,316)	1,904,121

Net Assets
Beginning of period	32,113,468	30,209,347
End of period	$27,635,152	$32,113,468

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — Prior to October 9, 2017, the fund may have imposed a 2.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$160,463	—	—	—	$160,463
Gross amount of recognized liabilities for securities lending transactions					$160,463

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The

21

fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.8180% to 1.0000%	0.2500% to 0.3100%	1.14%
I Class		0.0500% to 0.1100%	0.94%
A Class		0.2500% to 0.3100%	1.14%
C Class		0.2500% to 0.3100%	1.14%
R Class		0.2500% to 0.3100%	1.14%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $110,931 and $43,515, respectively. The effect of interfund transactions on the Statement of Operations was $848 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $25,516,168 and $28,676,484, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	780,503	$6,681,327	645,731	$6,175,791
Issued in reinvestment of distributions	49,907	388,273	53,279	506,681
Redeemed	(838,502)	(7,294,153)	(802,902)	(7,685,849)
	(8,092)	(224,553)	(103,892)	(1,003,377)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	306,787	2,527,494	350,565	3,358,023
Issued in reinvestment of distributions	17,886	139,331	13,145	125,144
Redeemed	(536,468)	(4,537,339)	(196,352)	(1,911,066)
	(211,795)	(1,870,514)	167,358	1,572,101
A Class/Shares Authorized	20,000,000		20,000,000
Sold	110,201	945,268	149,264	1,427,760
Issued in reinvestment of distributions	9,608	74,944	8,758	83,549
Redeemed	(136,080)	(1,187,226)	(61,528)	(590,835)
	(16,271)	(167,014)	96,494	920,474
C Class/Shares Authorized	15,000,000		15,000,000
Sold	2,052	17,590	13,943	130,619
Issued in reinvestment of distributions	924	7,199	1,529	14,542
Redeemed	(72,125)	(617,982)	(34,929)	(336,899)
	(69,149)	(593,193)	(19,457)	(191,738)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	15,088	131,849	17,529	166,488
Issued in reinvestment of distributions	1,316	10,254	1,192	11,337
Redeemed	(16,373)	(147,249)	(27,973)	(269,611)
	31	(5,146)	(9,252)	(91,786)
Net increase (decrease)	(305,276)	$(2,860,420)	131,251	$1,205,674

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

23

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$570,618	$25,754,213	—
Exchange-Traded Funds	799,228	—	—
Rights	—	7,061	—
Temporary Cash Investments	63,645	338,755	—
Temporary Cash Investments - Securities Lending Collateral	160,463	—	—
	$1,593,954	$26,100,029	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$628,115	$754,643
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$26,402,985
Gross tax appreciation of investments	$2,267,392
Gross tax depreciation of investments	(976,394)
Net tax appreciation (depreciation) of investments	1,290,998
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	405
Net tax appreciation (depreciation)	$1,291,403
Undistributed ordinary income	$402,342
Accumulated short-term capital losses	$(2,511,762)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.21	0.20	(0.52)	(0.32)	(0.20)	$8.69	(3.18)%	1.15%	2.24%	93%	$19,225
2018	$9.01	0.19	0.23	0.42	(0.22)	$9.21	4.69%	1.15%	1.97%	99%	$20,459
2017	$7.71	0.18	1.33	1.51	(0.21)	$9.01	19.92%	1.15%	2.19%	113%	$20,938
2016	$8.89	0.16	(1.18)	(1.02)	(0.16)	$7.71	(11.53)%	1.17%	1.94%	117%	$19,646
2015	$9.68	0.24	(0.75)	(0.51)	(0.28)	$8.89	(5.11)%	1.15%	2.67%	96%	$22,366
I Class
2019	$9.23	0.20	(0.50)	(0.30)	(0.22)	$8.71	(2.98)%	0.95%	2.44%	93%	$3,585
2018	$9.02	0.22	0.23	0.45	(0.24)	$9.23	4.89%	0.95%	2.17%	99%	$5,756
2017	$7.72	0.20	1.33	1.53	(0.23)	$9.02	20.26%	0.95%	2.39%	113%	$4,117
2016	$8.90	0.17	(1.17)	(1.00)	(0.18)	$7.72	(11.34)%	0.97%	2.14%	117%	$1,183
2015	$9.69	0.26	(0.75)	(0.49)	(0.30)	$8.90	(4.91)%	0.95%	2.87%	96%	$1,621
A Class
2019	$9.22	0.18	(0.52)	(0.34)	(0.18)	$8.70	(3.42)%	1.40%	1.99%	93%	$3,888
2018	$9.01	0.17	0.23	0.40	(0.19)	$9.22	4.41%	1.40%	1.72%	99%	$4,272
2017	$7.71	0.15	1.34	1.49	(0.19)	$9.01	19.74%	1.40%	1.94%	113%	$3,307
2016	$8.89	0.13	(1.17)	(1.04)	(0.14)	$7.71	(11.75)%	1.42%	1.69%	117%	$6,441
2015	$9.67	0.24	(0.76)	(0.52)	(0.26)	$8.89	(5.25)%	1.40%	2.42%	96%	$8,196

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.16	0.08	(0.48)	(0.40)	(0.12)	$8.64	(4.19)%	2.15%	1.24%	93%	$333
2018	$8.96	0.08	0.24	0.32	(0.12)	$9.16	3.54%	2.15%	0.97%	99%	$987
2017	$7.66	0.10	1.33	1.43	(0.13)	$8.96	18.96%	2.15%	1.19%	113%	$1,139
2016	$8.84	0.08	(1.18)	(1.10)	(0.08)	$7.66	(12.48)%	2.17%	0.94%	117%	$1,134
2015	$9.62	0.13	(0.72)	(0.59)	(0.19)	$8.84	(6.02)%	2.15%	1.67%	96%	$1,141
R Class
2019	$9.19	0.16	(0.52)	(0.36)	(0.16)	$8.67	(3.68)%	1.65%	1.74%	93%	$604
2018	$8.98	0.13	0.25	0.38	(0.17)	$9.19	4.17%	1.65%	1.47%	99%	$640
2017	$7.69	0.14	1.32	1.46	(0.17)	$8.98	19.36%	1.65%	1.69%	113%	$709
2016	$8.86	0.12	(1.17)	(1.05)	(0.12)	$7.69	(11.90)%	1.67%	1.44%	117%	$583
2015	$9.65	0.16	(0.72)	(0.56)	(0.23)	$8.86	(5.61)%	1.65%	2.17%	96%	$538

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Core Equity Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For the fiscal year ended June 30, 2019, the fund intends to pass through to shareholders foreign source income of $923,126 and foreign taxes paid of $73,866, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2019 are $0.2903 and $0.0232, respectively.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92985 1908

Annual Report

June 30, 2019

Multi-Asset Real Return Fund
Investor Class (ASIOX)
I Class (ASINX)
A Class (ASIDX)
C Class (ASIZX)
R Class (ASIUX)
R5 Class (AMRUX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASIOX	5.33%	1.30%	1.54%	4/30/10
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	4.84%	1.75%	3.10%	—
I Class	ASINX	5.56%	1.50%	1.74%	4/30/10
A Class	ASIDX				4/30/10
No sales charge		5.07%	1.04%	1.28%
With sales charge		-1.00%	-0.16%	0.63%
C Class	ASIZX	4.25%	0.28%	0.52%	4/30/10
R Class	ASIUX	4.73%	0.77%	1.03%	4/30/10
R5 Class	AMRUX	5.46%	—	6.30%	4/10/17
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $11,507

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $13,237

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.93%	0.73%	1.18%	1.93%	1.43%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, John Lovito, Steven Brown and Peruvemba Satish

Performance Summary

For the 12 months ended June 30, 2019, Multi-Asset Real Return returned 5.33%*. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned 4.84%. Fund returns reflect operating expenses, while index returns do not.

Despite a muted inflation backdrop, the fund’s performance reflected the generally positive backdrop for equity and fixed-income investments that typically provide investor protection against the primary sources of inflation. The all-TIPS benchmark advanced, aided by the relative outperformance of longer-duration securities. However, TIPS underperformed nominal U.S. Treasuries, as the market’s longer-term inflation expectations declined during the period.

U.S. Inflation Data Moderated

Although the U.S. economic growth rate moderated slightly during the 12-month reporting period, growth remained upbeat. For example, the U.S. economy grew at an annualized pace of 3.4% in the third quarter of 2018, 2.2% in the following quarter, 3.1% in the first quarter of 2019 and 2.1% in the second quarter. Meanwhile, key measures of U.S. inflation and inflation expectations declined sharply. For example, year-over-year headline inflation, as measured by the Consumer Price Index (CPI), fell from 2.9% in June 2018 to 1.6% in June 2019. Falling year-over-year energy prices—particularly oil, which tumbled more than 21% (West Texas Intermediate Crude) for the period—accounted for most of the decline. Core CPI, which does not include food and energy prices, declined at a more modest pace, from 2.3% in June 2018 to 2.1% a year later. Meanwhile, the Federal Reserve's (Fed's) preferred measure of U.S. inflation, core personal consumption expenditures, tumbled from 2.0% in June 2018 to 1.6% in June 2019, below the Fed’s 2.0% target.

Similarly, the market’s expectations for longer-term inflation, as measured by the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year U.S. Treasuries), declined, from 213 basis points (bps) in June 2018 to 170 bps a year later. Theoretically, the breakeven rate indicates the market’s expectations for U.S. inflation for the next 10 years (2.13% in June 2018 versus 1.70% in June 2019).

Fed policy took a U-turn during the reporting period. After implementing two rate hikes in the second half of 2018, the Fed abruptly halted its tightening campaign in January 2019. By June, slowing global growth, tariffs and heightened trade tensions prompted the Fed to consider easing monetary policy to sustain the expansion. Following the Fed’s June policy meeting, the financial markets expected two rate cuts before year-end and two additional cuts in 2020.

Inflation Modest Outside the U.S.

Outside the U.S., developed markets central banks maintained aggressive stimulus programs in an effort to boost growth and inflation. At the end of June 2019, year-over-year headline inflation in the eurozone was 1.3%, down from 2.0% a year earlier. Annual headline inflation in the U.K. began the reporting period at 2.4% and ended it at 2.0%. In Japan, the annual inflation rate ended the period at 0.7%, unchanged from June 2018.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Sector Allocations Contributed to Performance

Exposure to global real estate investment trusts (REITs) was a key contributor to portfolio performance. Falling interest rates in the U.S. and other developed markets helped support gains in the rate-sensitive real estate sector. In addition, better-than-expected earnings results and the broad equity market rally in the second half of the reporting period aided property stocks. Our holdings in the retail, industrial and diversified industries added value. From a regional perspective, real estate exposure in the U.S., Australia and the Netherlands contributed to performance.

Other equity positions also were key contributors to performance. Following a steep global stock market sell-off in late 2018, stocks rallied in the first half of 2019. Better-than-feared corporate earnings results, modest global economic growth and accommodative central bank policy more than offset periodic bouts of volatility and lingering concerns about the U.S.-China trade conflict. Within the portfolio’s equity component, we favored exposure to the information technology, health care and industrials sectors.

The portfolio’s fixed-income component also aided performance. After climbing through early November 2018, U.S. Treasury yields generally remained on a downward course through June 2019. Bonds rallied to deliver solid results for the year. Our holdings in securitized bonds, investment-grade and high-yield corporate bonds, emerging markets bonds and inflation-linked securities generally outperformed the all-TIPS benchmark and lifted portfolio performance.

Our exposure to commodity-related investments detracted from results. Commodities prices plunged in the first half of the reporting period, and despite a second-half rally, the asset class declined for the 12-month period overall. In particular, holdings in the energy and metals and mining sectors weighed on results. In addition, the portfolio’s non-dollar currency overlay strategy detracted from performance.

Outlook

We believe inflation likely will remain tame over the next several months, with measures of headline and core inflation eventually converging near 2.0%. In our view, upside inflation risks remain muted in the near term, largely due to slowing global growth and an easing in U.S. home appreciation. Longer term, we believe stabilization in commodities prices coupled with modest global growth, continued wage growth and the effects of central bank stimulus will lead to modestly higher inflation expectations.

Within the portfolio, we will seek to reduce risk within the fixed-income allocation, taking profits among corporate bonds in favor of select holdings within the securitized sector. We believe these securities, particularly collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, offer better relative value than corporate credit at this point in the credit cycle.

Slowing global growth and trade-related uncertainty remain risks for equity markets. Earnings expectations for 2019 have declined from more than 6% at the beginning of the year to less than 3% at the end of June. Given supportive monetary policy, we maintain an optimistic outlook for equities where secular growth trends drive earnings, but we will monitor for valuations that appear overextended. Energy is well supplied globally, but rising geopolitical risks are likely to keep volatility elevated. In the market for industrial metals, slowing global demand should offset supply disruptions, and our expectations for future returns remain modest at this time. We continue to favor global REITs in this low interest rate environment.

6

Fund Characteristics

JUNE 30, 2019
Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	41.9%
Foreign Common Stocks*	15.8%
Collateralized Mortgage Obligations	6.8%
Corporate Bonds	6.1%
U.S. Treasury Securities	4.6%
Commercial Mortgage-Backed Securities	4.1%
Asset-Backed Securities	3.4%
Exchange-Traded Funds	3.2%
Collateralized Loan Obligations	1.7%
Temporary Cash Investments	13.0%
Other Assets and Liabilities	(0.6)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,112.00	$4.71	0.90%
I Class	$1,000	$1,112.40	$3.67	0.70%
A Class	$1,000	$1,109.50	$6.01	1.15%
C Class	$1,000	$1,105.50	$9.92	1.90%
R Class	$1,000	$1,108.50	$7.32	1.40%
R5 Class	$1,000	$1,112.60	$3.67	0.70%
Hypothetical
Investor Class	$1,000	$1,020.33	$4.51	0.90%
I Class	$1,000	$1,021.32	$3.51	0.70%
A Class	$1,000	$1,019.09	$5.76	1.15%
C Class	$1,000	$1,015.37	$9.49	1.90%
R Class	$1,000	$1,017.85	$7.00	1.40%
R5 Class	$1,000	$1,021.32	$3.51	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 57.7%
Aerospace and Defense — 1.2%
Airbus SE	445	$63,099
HEICO Corp.	293	39,206
L3Harris Technologies, Inc.	229	43,311
		145,616
Banks — 1.7%
Citigroup, Inc.	577	40,407
Citizens Financial Group, Inc.	1,101	38,932
JPMorgan Chase & Co.	314	35,105
Sterling Bancorp	1,735	36,921
SVB Financial Group(1)	197	44,244
		195,609
Biotechnology — 0.6%
Alexion Pharmaceuticals, Inc.(1)	275	36,019
Vertex Pharmaceuticals, Inc.(1)	220	40,344
		76,363
Building Products — 0.3%
Johnson Controls International plc	892	36,849
Chemicals — 1.1%
Air Products & Chemicals, Inc.	109	24,674
Axalta Coating Systems Ltd.(1)	625	18,606
FMC Corp.	233	19,327
LyondellBasell Industries NV, Class A	176	15,159
Nutrien Ltd.	227	12,136
PPG Industries, Inc.	106	12,371
Sika AG	94	16,044
WR Grace & Co.	163	12,406
		130,723
Commercial Services and Supplies — 0.7%
Cintas Corp.	170	40,339
Waste Management, Inc.	389	44,879
		85,218
Communications Equipment — 0.7%
Arista Networks, Inc.(1)	148	38,424
Cisco Systems, Inc.	711	38,913
		77,337
Construction and Engineering — 0.4%
Jacobs Engineering Group, Inc.	506	42,701
Construction Materials — 0.2%
Vulcan Materials Co.	189	25,952
Consumer Finance — 0.2%
Ally Financial, Inc.	848	26,280

10

	Shares/ Principal Amount	Value
Containers and Packaging — 0.2%
Sonoco Products Co.	280	$18,295
Electric Utilities — 1.2%
FirstEnergy Corp.	749	32,065
Iberdrola SA	3,702	36,927
NextEra Energy, Inc.	173	35,441
Southern Co. (The)	725	40,078
		144,511
Electronic Equipment, Instruments and Components — 1.3%
FLIR Systems, Inc.	729	39,439
Keysight Technologies, Inc.(1)	397	35,654
Trimble, Inc.(1)	929	41,907
Zebra Technologies Corp., Class A(1)	189	39,594
		156,594
Equity Real Estate Investment Trusts (REITs) — 17.7%
Advance Residence Investment Corp.	9	26,766
Agree Realty Corp.	650	41,632
Alexandria Real Estate Equities, Inc.	605	85,359
Allied Properties Real Estate Investment Trust	641	23,187
Americold Realty Trust	2,670	86,561
Boston Properties, Inc.	375	48,375
Camden Property Trust	858	89,567
Canadian Apartment Properties REIT	696	25,702
CapitaLand Commercial Trust	9,600	15,400
CareTrust REIT, Inc.	728	17,312
Charter Hall Group	5,747	43,783
Cousins Properties, Inc.	493	17,832
CyrusOne, Inc.	273	15,758
Embassy Office Parks REIT(1)	1,200	6,378
Equinix, Inc.	150	75,643
Equity Residential	882	66,961
Essential Properties Realty Trust, Inc.	872	17,475
Extra Space Storage, Inc.	163	17,294
Gaming and Leisure Properties, Inc.	1,851	72,152
Gecina SA	182	27,237
GLP J-Reit	21	23,931
Goodman Group	7,038	74,382
HCP, Inc.	2,463	78,767
Hudson Pacific Properties, Inc.	844	28,080
Inmobiliaria Colonial Socimi SA	1,586	17,662
Invesco Office J-Reit, Inc.	202	33,800
Invitation Homes, Inc.	2,663	71,182
Japan Hotel REIT Investment Corp.	24	19,336
Link REIT	6,500	79,950
Mapletree Commercial Trust	15,300	23,648
Northview Apartment Real Estate Investment Trust	887	18,220
Orix JREIT, Inc.	43	78,395

11

	Shares/ Principal Amount	Value
Prologis, Inc.	1,626	$130,243
Regency Centers Corp.	450	30,033
Rexford Industrial Realty, Inc.	1,502	60,636
Ryman Hospitality Properties, Inc.	415	33,652
Safestore Holdings plc	3,731	29,091
SBA Communications Corp.(1)	182	40,921
Segro plc	8,695	80,650
Spirit Realty Capital, Inc.	550	23,463
STORE Capital Corp.	1,417	47,030
Sun Communities, Inc.	709	90,887
UDR, Inc.	1,285	57,684
UNITE Group plc (The)	1,667	20,649
VICI Properties, Inc.	724	15,957
Welltower, Inc.	799	65,142
		2,093,765
Food and Staples Retailing — 0.3%
Walmart, Inc.	314	34,694
Food Products — 1.3%
Conagra Brands, Inc.	1,268	33,627
General Mills, Inc.	757	39,757
Mondelez International, Inc., Class A	893	48,133
Nestle SA	336	34,786
		156,303
Health Care Equipment and Supplies — 3.1%
Cooper Cos., Inc. (The)	120	40,427
Danaher Corp.	285	40,732
DENTSPLY SIRONA, Inc.	709	41,377
Edwards Lifesciences Corp.(1)	209	38,611
IDEXX Laboratories, Inc.(1)	163	44,879
Koninklijke Philips NV	877	38,093
Masimo Corp.(1)	292	43,455
Stryker Corp.	222	45,639
Teleflex, Inc.	107	35,433
		368,646
Health Care Providers and Services — 1.0%
Anthem, Inc.	148	41,767
HCA Healthcare, Inc.	253	34,198
UnitedHealth Group, Inc.	150	36,602
		112,567
Hotels, Restaurants and Leisure — 0.4%
Hilton Worldwide Holdings, Inc.	420	41,051
Household Products — 0.3%
Procter & Gamble Co. (The)	314	34,430
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	244	42,600
Internet and Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd. ADR(1)	194	32,873

12

	Shares/ Principal Amount	Value
Amazon.com, Inc.(1)	24	$45,447
		78,320
IT Services — 4.4%
Accenture plc, Class A	205	37,878
Akamai Technologies, Inc.(1)	524	41,993
Booz Allen Hamilton Holding Corp.	578	38,269
EPAM Systems, Inc.(1)	208	36,005
Euronet Worldwide, Inc.(1)	265	44,584
FleetCor Technologies, Inc.(1)	167	46,902
GDS Holdings Ltd. ADR(1)	1,000	37,570
Global Payments, Inc.	237	37,951
InterXion Holding NV(1)	813	61,861
Mastercard, Inc., Class A	145	38,357
NEXTDC Ltd.(1)	3,485	15,892
PayPal Holdings, Inc.(1)	309	35,368
Visa, Inc., Class A	272	47,206
		519,836
Life Sciences Tools and Services — 0.3%
Thermo Fisher Scientific, Inc.	138	40,528
Machinery — 1.0%
Ingersoll-Rand plc	312	39,521
ITT, Inc.	593	38,830
Woodward, Inc.	352	39,832
		118,183
Media — 0.4%
Comcast Corp., Class A	1,029	43,506
Metals and Mining — 0.6%
Anglo American plc	462	13,215
BHP Group Ltd.	817	23,667
Lundin Mining Corp.	2,319	12,768
Rio Tinto plc ADR	371	23,128
		72,778
Multi-Utilities — 0.6%
Ameren Corp.	438	32,898
Brookfield Infrastructure Partners LP	869	37,315
		70,213
Oil, Gas and Consumable Fuels — 3.5%
BP plc	2,374	16,590
Canadian Natural Resources Ltd.	531	14,318
Cheniere Energy Partners LP	399	16,830
Cheniere Energy, Inc.(1)	257	17,592
Chevron Corp.	122	15,182
Enbridge, Inc.	419	15,134
Energy Transfer LP	1,205	16,966
Enterprise Products Partners LP	913	26,358
EOG Resources, Inc.	191	17,794
EQM Midstream Partners LP	353	15,772

13

	Shares/ Principal Amount	Value
Exxon Mobil Corp.	158	$12,108
Kinder Morgan, Inc.	1,218	25,432
Magellan Midstream Partners LP	422	27,008
MPLX LP	475	15,290
ONEOK, Inc.	348	23,946
Phillips 66 Partners LP	369	18,210
Pioneer Natural Resources Co.	95	14,617
Plains All American Pipeline LP	720	17,532
Plains GP Holdings LP, Class A(1)	616	15,381
Royal Dutch Shell plc, A Shares	531	17,291
TC Energy Corp.	398	19,731
TOTAL SA	307	17,177
Williams Cos., Inc. (The)	434	12,169
		408,428
Pharmaceuticals — 1.2%
Ipsen SA	290	39,573
Merck & Co., Inc.	476	39,912
Novartis AG	304	27,806
Zoetis, Inc.	343	38,927
		146,218
Professional Services — 0.3%
TransUnion	538	39,548
Real Estate Management and Development — 4.9%
Ayala Land, Inc.	35,110	34,826
CapitaLand Ltd.	12,900	33,667
China Overseas Land & Investment Ltd.	4,000	14,761
CIFI Holdings Group Co. Ltd.	20,000	13,201
Corp. Inmobiliaria Vesta SAB de CV	13,363	19,675
Fabege AB	2,065	31,078
Hang Lung Properties Ltd.	8,000	19,048
LEG Immobilien AG	339	38,234
Longfor Group Holdings Ltd.	9,500	35,854
Mitsubishi Estate Co. Ltd.	3,300	61,561
Mitsui Fudosan Co. Ltd.	1,500	36,422
New World Development Co. Ltd.	17,000	26,491
Pakuwon Jati Tbk PT	118,300	6,115
Shimao Property Holdings Ltd.	6,000	18,207
Shurgard Self Storage SA	383	13,852
Sun Hung Kai Properties Ltd.	3,500	59,438
Times China Holdings Ltd.	10,000	20,067
VGP NV	170	14,074
Vonovia SE	1,591	75,983
		572,554
Road and Rail — 1.3%
Canadian Pacific Railway Ltd.	142	33,444
CSX Corp.	533	41,238
Norfolk Southern Corp.	193	38,471

14

	Shares/ Principal Amount	Value
Union Pacific Corp.	252	$42,616
		155,769
Semiconductors and Semiconductor Equipment — 0.6%
NVIDIA Corp.	232	38,102
Xilinx, Inc.	321	37,852
		75,954
Software — 2.7%
Adobe, Inc.(1)	146	43,019
Aspen Technology, Inc.(1)	308	38,278
Cadence Design Systems, Inc.(1)	615	43,548
Fortinet, Inc.(1)	489	37,570
Intuit, Inc.	147	38,416
Microsoft Corp.	304	40,724
ServiceNow, Inc.(1)	141	38,714
Synopsys, Inc.(1)	317	40,795
		321,064
Specialty Retail — 0.6%
Lowe's Cos., Inc.	344	34,713
TJX Cos., Inc. (The)	672	35,535
		70,248
Textiles, Apparel and Luxury Goods — 0.3%
NIKE, Inc., Class B	385	32,321
TOTAL COMMON STOCKS (Cost $5,935,431)		6,811,572
COLLATERALIZED MORTGAGE OBLIGATIONS — 6.8%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	$2,636	2,823
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.31%, 2/25/35	25,337	25,883
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.43%, 8/25/34	13,403	13,187
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 8/25/35	19,325	19,963
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	23,684	24,524
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	4,131	4,242
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.68%, 8/25/35	14,922	15,474
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.50%, 9/25/35	20,655	21,290
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.32%, 8/25/35	23,327	22,835
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.67%, 4/25/35	5,098	5,231
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 5/25/46(2)	100,000	102,744
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.14%, (1-month LIBOR plus 0.74%), 9/25/44	8,148	8,161
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.84%, 7/25/36	63,249	61,921

15

	Shares/ Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	$4,713	$4,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	56,355	58,009
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	44,412	44,732
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.99%, 3/25/35	16,729	17,283
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.09%, 5/25/35	8,131	8,465
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	20,157	20,335
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	21,992	22,127
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	8,624	8,665
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 5.16%, 3/25/36	26,929	26,839
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.99%, 7/25/36	111,995	114,025
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.76%, 9/25/36	51,687	52,774
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.75%, 10/25/36	11,340	11,316
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	11,469	11,612
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	13,170	13,354
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	1,777	1,814
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	3,124	3,136
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	46,308	46,899
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.91%, 1/25/38	2,918	2,833
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	5,639	5,761
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $780,354)		803,090
CORPORATE BONDS — 6.1%
Aerospace and Defense — 0.1%
United Technologies Corp., 3.75%, 11/1/46	10,000	10,184
Banks — 0.4%
Bank of America Corp., MTN, 3.25%, 10/21/27	15,000	15,375
CIT Group, Inc., 5.00%, 8/15/22	20,000	21,200
Citigroup, Inc., 4.45%, 9/29/27	10,000	10,785
		47,360
Capital Markets — 0.2%
Morgan Stanley, MTN, 5.625%, 9/23/19	20,000	20,140
Containers and Packaging — 0.4%
Berry Global, Inc., 5.50%, 5/15/22	25,000	25,375

16

	Shares/ Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(2)	$25,000	$25,531
		50,906
Electric Utilities — 0.1%
Duke Energy Progress LLC, 3.70%, 10/15/46	10,000	10,162
Equity Real Estate Investment Trusts (REITs) — 1.1%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	81,689
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	50,000	50,993
		132,682
Gas Utilities — 0.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	19,000	19,523
Health Care Providers and Services — 1.2%
DaVita, Inc., 5.75%, 8/15/22	25,000	25,313
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(2)	70,000	70,132
HCA, Inc., 4.25%, 10/15/19	50,000	50,204
		145,649
Hotels, Restaurants and Leisure — 0.4%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(2)	20,000	20,206
Boyd Gaming Corp., 6.875%, 5/15/23	25,000	25,906
		46,112
Media — 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	20,000	20,339
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(2)	10,000	10,379
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	10,000	11,789
Time Warner Cable LLC, 4.50%, 9/15/42	10,000	9,416
		51,923
Metals and Mining — 0.2%
Freeport-McMoRan, Inc., 3.55%, 3/1/22	25,000	25,094
Multi-Utilities — 0.3%
Exelon Generation Co. LLC, 5.60%, 6/15/42	5,000	5,574
IPALCO Enterprises, Inc., 3.45%, 7/15/20	30,000	30,194
		35,768
Oil, Gas and Consumable Fuels — 1.1%
Antero Resources Corp., 5.125%, 12/1/22	25,000	24,094
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	25,000	24,219
MPLX LP, 4.875%, 6/1/25	10,000	10,871
Newfield Exploration Co., 5.75%, 1/30/22	20,000	21,425
Oasis Petroleum, Inc., 6.875%, 3/15/22	25,000	24,922
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	25,000	25,250
		130,781
TOTAL CORPORATE BONDS (Cost $718,726)		726,284

17

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 4.6%
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25(3)	$81,343	$90,929
U.S. Treasury Notes, 2.50%, 2/28/21	450,000	455,018
TOTAL U.S. TREASURY SECURITIES (Cost $540,426)		545,947
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.1%
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	25,000	25,052
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	50,000	53,128
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(2)	50,000	51,134
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(2)	50,000	51,384
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	75,000	78,049
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 3.08%, 8/10/38(2)	50,000	50,695
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	50,000	50,859
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	50,000	50,616
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 SEQ, 2.78%, 8/15/49	75,000	75,824
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $487,905)		486,741
ASSET-BACKED SECURITIES — 3.4%
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	81,868	85,419
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	12,627	12,566
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.67%, (1-month LIBOR plus 1.28%), 6/17/37(2)	100,000	100,170
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(2)	45,684	45,246
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	8,925	8,855
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(2)	27,774	27,696
Progress Residential Trust, Series 2018-SFR3, Class C, 4.18%, 10/17/35(2)	50,000	51,787
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	11,541	11,518
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(2)	13,220	13,181
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	10,203	10,170
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(2)	33,989	35,074
TOTAL ASSET-BACKED SECURITIES (Cost $395,971)		401,682
EXCHANGE-TRADED FUNDS — 3.2%
Invesco DB Base Metals Fund	4,804	74,462
Invesco DB Energy Fund	12,070	171,032
Vanguard Real Estate ETF	1,460	127,604
TOTAL EXCHANGE-TRADED FUNDS (Cost $346,522)		373,098

18

	Shares/ Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 1.7%
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 4.04%, (3-month LIBOR plus 1.45%), 4/20/31(2) (Cost $200,000)	$200,000	$196,199
TEMPORARY CASH INVESTMENTS — 13.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,531,288)	1,531,288	1,531,288
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $10,936,623)		11,875,901
OTHER ASSETS AND LIABILITIES — (0.6)%		(70,744)
TOTAL NET ASSETS — 100.0%		$11,805,157

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	470,566	USD	326,112	Bank of America N.A.	9/18/19	$5,020
AUD	311,168	USD	218,020	Bank of America N.A.	9/18/19	946
AUD	4,219	USD	2,964	Morgan Stanley	9/30/19	6
USD	129,518	AUD	186,593	Morgan Stanley	9/30/19	(1,825)
USD	22,542	AUD	32,476	Morgan Stanley	9/30/19	(318)
USD	3,227	AUD	4,612	Morgan Stanley	9/30/19	(19)
USD	540	AUD	769	Morgan Stanley	9/30/19	(1)
BRL	1,308,794	USD	325,271	Goldman Sachs & Co.	9/18/19	13,062
USD	14,015	BRL	54,732	Goldman Sachs & Co.	9/18/19	(134)
CAD	579,943	USD	431,059	Morgan Stanley	9/18/19	12,426
CAD	61,426	USD	46,773	Morgan Stanley	9/30/19	208
CAD	1,059	USD	809	Morgan Stanley	9/30/19	1
CAD	3,040	USD	2,322	Morgan Stanley	9/30/19	3
USD	221,999	CAD	292,370	Morgan Stanley	9/18/19	(1,578)
USD	79,468	CAD	104,692	Morgan Stanley	9/30/19	(604)
USD	66,632	CAD	87,782	Morgan Stanley	9/30/19	(507)
USD	59,462	CAD	78,336	Morgan Stanley	9/30/19	(452)
CHF	220,750	USD	221,144	UBS AG	9/18/19	6,571
USD	61,426	CHF	59,766	UBS AG	9/30/19	(290)
USD	15,256	CHF	14,844	UBS AG	9/30/19	(72)
USD	381	CHF	369	UBS AG	9/30/19	—
USD	218,118	CLP	148,287,503	Goldman Sachs & Co.	9/23/19	(812)
COP	717,357,109	USD	212,507	Goldman Sachs & Co.	9/18/19	9,688
USD	222,125	COP	717,357,109	Goldman Sachs & Co.	9/18/19	(70)
CZK	4,922,404	USD	219,789	UBS AG	9/18/19	589
EUR	97,711	USD	109,983	JPMorgan Chase Bank N.A.	9/18/19	1,804
EUR	194,753	USD	219,911	JPMorgan Chase Bank N.A.	9/18/19	2,896
EUR	3,827	USD	4,380	Credit Suisse AG	9/30/19	2
EUR	6,841	USD	7,840	Credit Suisse AG	9/30/19	(6)
EUR	9,636	USD	11,029	Credit Suisse AG	9/30/19	5
USD	225,160	EUR	196,733	JPMorgan Chase Bank N.A.	9/18/19	87

19

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,156	EUR	29,150	Credit Suisse AG	9/30/19	$(223)
USD	96,784	EUR	85,088	Credit Suisse AG	9/30/19	(650)
USD	205,580	EUR	180,737	Credit Suisse AG	9/30/19	(1,380)
USD	37,294	EUR	32,483	Credit Suisse AG	9/30/19	99
USD	38,009	EUR	33,171	Credit Suisse AG	9/30/19	26
GBP	2,183	USD	2,784	JPMorgan Chase Bank N.A.	9/30/19	—
USD	49,780	GBP	39,018	JPMorgan Chase Bank N.A.	9/30/19	33
USD	128,108	GBP	100,414	JPMorgan Chase Bank N.A.	9/30/19	85
USD	1,383	GBP	1,087	JPMorgan Chase Bank N.A.	9/30/19	(3)
USD	258,421	HKD	2,018,861	Bank of America N.A.	9/30/19	(121)
USD	20,164	HKD	157,480	Bank of America N.A.	9/30/19	(3)
HUF	4,793,014	USD	16,961	UBS AG	9/18/19	(10)
USD	443,781	HUF	128,543,715	UBS AG	9/18/19	(10,827)
USD	223,145	HUF	63,114,006	UBS AG	9/18/19	(64)
USD	434,424	ILS	1,564,534	UBS AG	9/18/19	(6,050)
JPY	1,011,971	USD	9,519	Bank of America N.A.	9/30/19	(71)
USD	219,370	JPY	23,859,603	Bank of America N.A.	9/18/19	(3,187)
USD	285,297	JPY	30,393,514	Bank of America N.A.	9/30/19	1,546
KZT	84,487,793	USD	217,864	Goldman Sachs & Co.	9/18/19	1,107
KZT	39,341,012	USD	102,078	Goldman Sachs & Co.	9/18/19	(116)
MXN	2,083,309	USD	107,174	Morgan Stanley	9/18/19	(26)
MXN	4,174,673	USD	215,056	Morgan Stanley	9/18/19	(345)
USD	103,727	MXN	2,083,309	Morgan Stanley	9/18/19	(3,421)
USD	19,360	MXN	373,438	JPMorgan Chase Bank N.A.	9/30/19	191
NOK	7,581,011	USD	868,874	Goldman Sachs & Co.	9/18/19	21,731
NOK	25,441	USD	2,997	Goldman Sachs & Co.	9/18/19	(9)
USD	21,327	NOK	181,170	Goldman Sachs & Co.	9/18/19	44
NZD	331,120	USD	219,586	Bank of America N.A.	9/18/19	3,185
USD	324,000	NZD	496,749	Bank of America N.A.	9/18/19	(10,203)
USD	321,817	PEN	1,087,646	Goldman Sachs & Co.	9/18/19	(7,423)
USD	235,913	PHP	12,451,495	Goldman Sachs & Co.	9/18/19	(6,187)
PLN	74,829	USD	19,808	Goldman Sachs & Co.	9/18/19	269
PLN	35,225	USD	9,445	Goldman Sachs & Co.	9/18/19	6
PLN	812,434	USD	218,267	Goldman Sachs & Co.	9/18/19	(289)
USD	1,087,115	PLN	4,177,350	Goldman Sachs & Co.	9/18/19	(33,679)
SEK	5,221,307	USD	551,670	Goldman Sachs & Co.	9/18/19	13,699
SEK	979,986	USD	103,913	Goldman Sachs & Co.	9/18/19	2,201
SEK	7,712	USD	839	Goldman Sachs & Co.	9/30/19	(3)
SEK	15,824	USD	1,715	Goldman Sachs & Co.	9/30/19	(1)
USD	15,448	SEK	142,541	Goldman Sachs & Co.	9/18/19	14
USD	32,658	SEK	305,165	Goldman Sachs & Co.	9/30/19	(412)
USD	69,237	SGD	93,734	Bank of America N.A.	9/30/19	(134)
ZAR	1,600,686	USD	107,950	UBS AG	9/18/19	4,601
USD	107,375	ZAR	1,600,686	UBS AG	9/18/19	(5,175)
						$5,451
20

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	1	September 2019	$100,000	$127,969	$2,013
U.S. Treasury 10-Year Ultra Notes	2	September 2019	$200,000	276,250	5,482
				$404,219	$7,495

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	8/19/19	$500,000	$503	$(20,338)	$(19,835)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	1.41%	8/27/20	$700,000	$12,252

* Amount represents value and unrealized appreciation (depreciation).

21

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
CZK	-	Czech Koruna
EUR	-	Euro
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel
JPY	-	Japanese Yen
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

ZAR	-	South African Rand

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $985,847, which represented 8.4% of total net assets.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $24,461.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $10,936,623)	$11,875,901
Foreign currency holdings, at value (cost of $624)	624
Receivable for investments sold	20,574
Receivable for capital shares sold	55
Receivable for variation margin on futures contracts	94
Unrealized appreciation on forward foreign currency exchange contracts	102,151
Swap agreements, at value	12,252
Interest and dividends receivable	40,304
Other assets	182
12,052,137

Liabilities
Disbursements in excess of demand deposit cash	367
Payable for investments purchased	127,583
Payable for capital shares redeemed	12,599
Payable for variation margin on swap agreements	16
Unrealized depreciation on forward foreign currency exchange contracts	96,700
Accrued management fees	8,366
Distribution and service fees payable	1,349
246,980

Net Assets	$11,805,157

Net Assets Consist of:
Capital (par value and paid-in surplus)	$16,435,969
Distributable earnings	(4,630,812)
$11,805,157

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,905,782	744,059	$10.63
I Class, $0.01 Par Value	$758,173	70,947	$10.69
A Class, $0.01 Par Value	$1,787,144	169,735	$10.53*
C Class, $0.01 Par Value	$1,197,337	118,644	$10.09
R Class, $0.01 Par Value	$20,305	1,954	$10.39
R5 Class, $0.01 Par Value	$136,416	12,771	$10.68
*Maximum offering price $11.17 (net asset value divided by 0.9425).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Interest	$205,619
Dividends (net of foreign taxes withheld of $5,452)	150,493
356,112

Expenses:
Management fees	119,314
Distribution and service fees:
A Class	4,571
C Class	12,201
R Class	87
Directors' fees and expenses	974
Other expenses	896
138,043
Fees waived(1)	(2,615)
135,428

Net investment income (loss)	220,684

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(35,441)
Forward foreign currency exchange contract transactions	(21,905)
Futures contract transactions	3,855
Written options contract transactions	21,602
Swap agreement transactions	(38,930)
Foreign currency translation transactions	(924)
(71,743)

Change in net unrealized appreciation (depreciation) on:
Investments	360,812
Forward foreign currency exchange contracts	(6,323)
Futures contracts	9,165
Swap agreements	23,696
Translation of assets and liabilities in foreign currencies	112
387,462

Net realized and unrealized gain (loss)	315,719

Net Increase (Decrease) in Net Assets Resulting from Operations	$536,403

(1)	Amount consists of $1,558, $490, $325, $219, $2 and $21 for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$220,684	$239,953
Net realized gain (loss)	(71,743)	1,069,115
Change in net unrealized appreciation (depreciation)	387,462	(123,938)
Net increase (decrease) in net assets resulting from operations	536,403	1,185,130

Distributions to Shareholders
From earnings:
Investor Class	(217,230)	(170,131)
I Class	(81,827)	(70,277)
A Class	(44,517)	(31,819)
C Class	(23,878)	(12,518)
R Class	(357)	(1,346)
R5 Class	(3,410)	(653)
Decrease in net assets from distributions	(371,219)	(286,744)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(3,552,653)	(4,301,001)

Net increase (decrease) in net assets	(3,387,469)	(3,402,615)

Net Assets
Beginning of period	15,192,626	18,595,241
End of period	$11,805,157	$15,192,626

See Notes to Financial Statements.

25

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Real Return Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

26

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

27

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. From July 1, 2018 through July 31, 2018, the investment advisor agreed to waive 0.20% of the fund’s management fee. Effective August 1, 2018, the investment advisor terminated the waiver and decreased the Investment Category Fee range by 0.20%.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2019 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.5754% to 0.6929%*	0.2500% to 0.3100%	0.90%	0.88%
I Class		0.0500% to 0.1100%	0.70%	0.68%
A Class		0.2500% to 0.3100%	0.90%	0.88%
C Class		0.2500% to 0.3100%	0.90%	0.88%
R Class		0.2500% to 0.3100%	0.90%	0.88%
R5 Class		0.0500% to 0.1100%	0.70%	0.68%
*Prior to August 1, 2018, the Investment Category Fee range was 0.7754% to 0.8929%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

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Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $363,920 and $538,680, respectively. The effect of interfund transactions on the Statement of Operations was $(11,818) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended June 30, 2019 totaled $29,881,257, of which $1,621,770 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 totaled $33,614,915, of which $1,741,330 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	35,868	$369,261	62,533	$643,979
Issued in reinvestment of distributions	18,871	196,512	14,619	151,114
Redeemed	(186,972)	(1,931,702)	(552,338)	(5,598,099)
	(132,233)	(1,365,929)	(475,186)	(4,803,006)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	213,456	2,211,956	533,646	5,492,235
Issued in reinvestment of distributions	7,669	80,421	6,593	68,443
Redeemed	(420,741)	(4,234,360)	(432,897)	(4,446,801)
	(199,616)	(1,941,983)	107,342	1,113,877
A Class/Shares Authorized	30,000,000		30,000,000
Sold	5,005	50,760	16,417	169,772
Issued in reinvestment of distributions	4,289	44,337	3,091	31,697
Redeemed	(23,915)	(243,421)	(37,137)	(373,227)
	(14,621)	(148,324)	(17,629)	(171,758)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	297	3,000	8,025	77,245
Issued in reinvestment of distributions	2,288	22,754	1,216	11,969
Redeemed	(14,147)	(137,649)	(55,980)	(541,372)
	(11,562)	(111,895)	(46,739)	(452,158)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	700	7,033	322	3,242
Issued in reinvestment of distributions	35	357	133	1,346
Redeemed	(234)	(2,400)	(10,729)	(109,135)
	501	4,990	(10,274)	(104,547)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	704	7,268	11,190	115,994
Issued in reinvestment of distributions	326	3,410	62	653
Redeemed	(18)	(190)	(5)	(56)
	1,012	10,488	11,247	116,591
Net increase (decrease)	(356,519)	$(3,552,653)	(431,239)	$(4,301,001)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$82,517	$63,099	—
Chemicals	114,679	16,044	—
Electric Utilities	107,584	36,927	—
Equity Real Estate Investment Trusts (REITs)	1,425,598	668,167	—
Food Products	121,517	34,786	—
Health Care Equipment and Supplies	330,553	38,093	—
IT Services	503,944	15,892	—
Metals and Mining	23,128	49,650	—
Oil, Gas and Consumable Fuels	308,187	100,241	—
Pharmaceuticals	78,839	67,379	—
Real Estate Management and Development	—	572,554	—
Road and Rail	122,325	33,444	—
Other Industries	1,896,425	—	—
Collateralized Mortgage Obligations	—	803,090	—
Corporate Bonds	—	726,284	—
U.S. Treasury Securities	—	545,947	—
Commercial Mortgage-Backed Securities	—	486,741	—
Asset-Backed Securities	—	401,682	—
Exchange-Traded Funds	373,098	—	—
Collateralized Loan Obligations	—	196,199	—
Temporary Cash Investments	1,531,288	—	—
	$7,019,682	$4,856,219	—
Other Financial Instruments
Futures Contracts	$7,495	—	—
Swap Agreements	—	$12,252	—
Forward Foreign Currency Exchange Contracts	—	102,151	—
	$7,495	$114,403	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$19,835	—
Forward Foreign Currency Exchange Contracts	—	96,700	—
	—	$116,535	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund's average exposure to these equity price risk derivative instruments held during the period was 49 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. During the period, the fund participated in these equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $21,368,651.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $300,000 futures contracts purchased and $337,803 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,700,000.

Value of Derivative Instruments as of June 30, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$102,151	Unrealized depreciation on forward foreign currency exchange contracts	$96,700
Interest Rate Risk	Receivable for variation margin on futures contracts*	94	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	16
Other Contracts	Swap agreements	12,252	Swap agreements	—
		$114,497		$96,716

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(5,650)	Change in net unrealized appreciation (depreciation) on futures contracts	$(98)
Equity Price Risk	Net realized gain (loss) on written options contract transactions	21,602	Change in net unrealized appreciation (depreciation) on written options contracts	—
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(21,905)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(6,323)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	9,505	Change in net unrealized appreciation (depreciation) on futures contracts	9,263
Other Contracts	Net realized gain (loss) on swap agreement transactions	(38,930)	Change in net unrealized appreciation (depreciation) on swap agreements	23,696
		$(35,378)		$26,538

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary Income	$371,219	$286,744
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$11,110,048
Gross tax appreciation of investments	$801,813
Gross tax depreciation of investments	(35,960)
Net tax appreciation (depreciation) of investments	765,853
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(20,982)
Net tax appreciation (depreciation)	$744,871
Undistributed ordinary income	$193,952
Accumulated short-term capital losses	$(1,117,386)
Accumulated long-term capital losses	$(4,452,249)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.35	0.17	0.37	0.54	(0.26)	$10.63	5.33%	0.89%	0.91%	1.68%	1.66%	241%	$7,906
2018	$9.80	0.16	0.58	0.74	(0.19)	$10.35	7.57%	0.89%	1.09%	1.61%	1.41%	160%	$9,067
2017	$9.43	0.16	0.21	0.37	—	$9.80	3.92%	0.89%	1.09%	1.68%	1.48%	173%	$13,250
2016	$9.54	0.04	(0.15)	(0.11)	—	$9.43	(1.15)%	0.90%	1.10%	0.47%	0.27%	152%	$14,230
2015	$10.50	0.02	(0.89)	(0.87)	(0.09)	$9.54	(8.35)%	0.89%	1.09%	0.24%	0.04%	93%	$24,054
I Class
2019	$10.40	0.18	0.39	0.57	(0.28)	$10.69	5.56%	0.69%	0.71%	1.88%	1.86%	241%	$758
2018	$9.85	0.19	0.57	0.76	(0.21)	$10.40	7.74%	0.69%	0.89%	1.81%	1.61%	160%	$2,813
2017	$9.46	0.18	0.21	0.39	—	$9.85	4.12%	0.69%	0.89%	1.88%	1.68%	173%	$1,608
2016	$9.55	0.08	(0.17)	(0.09)	—	$9.46	(0.94)%	0.70%	0.90%	0.67%	0.47%	152%	$1,384
2015	$10.53	0.04	(0.89)	(0.85)	(0.13)	$9.55	(8.15)%	0.69%	0.89%	0.44%	0.24%	93%	$1,102

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$10.26	0.15	0.36	0.51	(0.24)	$10.53	5.07%	1.14%	1.16%	1.43%	1.41%	241%	$1,787
2018	$9.73	0.14	0.56	0.70	(0.17)	$10.26	7.15%	1.14%	1.34%	1.36%	1.16%	160%	$1,892
2017	$9.38	0.13	0.22	0.35	—	$9.73	3.73%	1.14%	1.34%	1.43%	1.23%	173%	$1,964
2016	$9.51	0.03	(0.16)	(0.13)	—	$9.38	(1.37)%	1.15%	1.35%	0.22%	0.02%	152%	$4,587
2015	$10.45	—(3)	(0.89)	(0.89)	(0.05)	$9.51	(8.59)%	1.14%	1.34%	(0.01)%	(0.21)%	93%	$8,385
C Class
2019	$9.86	0.07	0.35	0.42	(0.19)	$10.09	4.25%	1.89%	1.91%	0.68%	0.66%	241%	$1,197
2018	$9.35	0.06	0.54	0.60	(0.09)	$9.86	6.42%	1.89%	2.09%	0.61%	0.41%	160%	$1,284
2017	$9.09	0.06	0.20	0.26	—	$9.35	2.86%	1.89%	2.09%	0.68%	0.48%	173%	$1,655
2016	$9.28	(0.05)	(0.14)	(0.19)	—	$9.09	(2.05)%	1.90%	2.10%	(0.53)%	(0.73)%	152%	$2,310
2015	$10.23	(0.08)	(0.87)	(0.95)	—	$9.28	(9.29)%	1.89%	2.09%	(0.76)%	(0.96)%	93%	$5,479
R Class
2019	$10.14	0.12	0.36	0.48	(0.23)	$10.39	4.73%	1.39%	1.41%	1.18%	1.16%	241%	$20
2018	$9.61	0.11	0.56	0.67	(0.14)	$10.14	6.98%	1.39%	1.59%	1.11%	0.91%	160%	$15
2017	$9.29	0.11	0.21	0.32	—	$9.61	3.44%	1.39%	1.59%	1.18%	0.98%	173%	$113
2016	$9.44	0.01	(0.16)	(0.15)	—	$9.29	(1.59)%	1.40%	1.60%	(0.03)%	(0.23)%	152%	$105
2015	$10.38	(0.03)	(0.89)	(0.92)	(0.02)	$9.44	(8.88)%	1.39%	1.59%	(0.26)%	(0.46)%	93%	$106
R5 Class
2019	$10.40	0.20	0.36	0.56	(0.28)	$10.68	5.46%	0.69%	0.71%	1.88%	1.86%	241%	$136
2018	$9.85	0.19	0.57	0.76	(0.21)	$10.40	7.74%	0.69%	0.89%	1.81%	1.61%	160%	$122
2017(4)	$9.77	0.05	0.03	0.08	—	$9.85	0.82%	0.69%(5)	0.89%(5)	2.42%(5)	2.22%(5)	173%(6)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through June 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Multi-Asset Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Real Return Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

38

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

42

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

43

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

44

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $49,497, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92993 1908

Annual Report

June 30, 2019

NT Core Equity Plus Fund
G Class (ACNKX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
G Class	ACNKX	5.56%	7.72%	12.70%	12/1/11
S&P 500 Index	—	10.42%	10.71%	14.38%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

Value on June 30, 2019
G Class — $24,756

S&P 500 Index — $27,698

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

NT Core Equity Plus returned 5.56%* for the fiscal year ended June 30, 2019, compared with the 10.42% return of its benchmark, the S&P 500 Index.

NT Core Equity Plus advanced during the fiscal year but underperformed its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

The portfolio underperformed the benchmark by a wide margin as a result of disappointing stock selection decisions. Stock choices in the consumer discretionary, materials and consumer staples sectors detracted the most. On a positive note, positioning in the information technology and financials sectors benefited relative performance.

Stock Choices Across Several Sectors Detracted from Relative Returns

Within consumer discretionary, positioning within the hotels, restaurants and leisure industry was a leading detractor. Security selection within multiline retail also weighed on results. In the textiles, apparel and luxury goods industry, long positions in Capri Holdings and Tapestry were two of the largest individual detractors from performance. The stocks came under pressure during the period in part due to investor concern over slowing consumer demand. Both companies’ factor scores decreased during the period, and we closed the positions.

The materials sector also provided a headwind to returns. Stock choices within the chemicals industry hurt relative results, as did positioning among containers and packaging companies. In consumer staples, a long position in Edgewell Personal Care was among the top detractors from performance. The stock price slid during the period after an acquisition announcement. We exited the stock. Security selection within the beverages industry and positioning within household products both detracted.

Other notable detractors included a long position in Continental Resources. The stock fell early in the period amid oil price volatility. The stock maintains above-average scores for sentiment, quality and valuation factors. A long position in energy company Halliburton also detracted. Its factor scores deteriorated during the period, and we exited our position.

Information Technology and Financials Were Additive

Security choices in the software industry were a primary driver of returns for the information technology sector. A short position in 2U was one of the top individual performers for the year. The online education company’s stock fell on the back of reduced enrollment and falling revenue. The company earns poor scores for sentiment and valuation. We have closed the position. A long position in Cadence Design Systems was also among the leading contributors. The company maintains high scores across all four factors of our model. Selection within electronic equipment, instruments and components also bolstered returns, as did positioning within the communications equipment industry.

*Fund returns would have been lower if a portion of the fees had not been waived.

Within the financials sector, security selection within banks bolstered results. Short positions in companies such as Sterling Bancorp, Home BancShares and First Financial Bancorp benefited returns as these companies struggled during the period amid slowing economic growth and falling interest rates. We have closed the positions in Sterling Bancorp and Home BancShares. Among other notable individual contributors, a long position in outdoor clothing and shoe company Deckers Outdoor was beneficial. The company beat earnings estimates and raised guidance several times throughout the 12 months. The retailer maintains above-average scores across all four model factors. A long holding in specialty retail company AutoZone was among the top individual contributors. The stock of the automotive parts retailer rose during the period and maintains high scores within our model for sentiment and quality.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not seek significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology was the most overweight sector. According to our factor model, the software and communications equipment industries offer some of the best opportunities in the current environment. Health care ended the period as the second-largest relative overweight. Based on our factor model, we believe there are significant opportunities for growth in the health care equipment and supplies industry. Conversely, our largest underweight at period-end was in the consumer staples sector, where our underweight is driven by a lower exposure to the household products industry. In addition, we are underweight consumer discretionary and utilities companies, where our model shows a comparative lack of opportunity.

Fund Characteristics

JUNE 30, 2019
Top Ten Long Holdings	% of net assets
Apple, Inc.	4.12%
Amazon.com, Inc.	4.04%
Microsoft Corp.	3.38%
Alphabet, Inc., Class A	3.29%
Facebook, Inc., Class A	2.64%
JPMorgan Chase & Co.	2.38%
Visa, Inc., Class A	1.97%
Cisco Systems, Inc.	1.93%
Bank of America Corp.	1.89%
Verizon Communications, Inc.	1.75%

Top Five Short Holdings	% of net assets
Graphic Packaging Holding Co.	(0.87)%
Pinnacle Financial Partners, Inc.	(0.84)%
TFS Financial Corp.	(0.83)%
First Solar, Inc.	(0.80)%
Sotheby's	(0.80)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.8%
Common Stocks Sold Short	(30.1)%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,148.20	$3.83	0.72%
Hypothetical
G Class	$1,000	$1,021.22	$3.61	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 128.8%
Aerospace and Defense — 1.9%
Boeing Co. (The)	1,332	$484,861
Curtiss-Wright Corp.	11,390	1,448,011
Hexcel Corp.	34,367	2,779,603
L3 Technologies, Inc.	900	220,653
Mercury Systems, Inc.(1)	49,299	3,468,185
Raytheon Co.	3,680	639,878
		9,041,191
Air Freight and Logistics — 0.6%
CH Robinson Worldwide, Inc.	32,397	2,732,687
Banks — 11.5%
Bank of America Corp.(2)	308,374	8,942,846
BB&T Corp.(2)	100,062	4,916,046
Citigroup, Inc.	14,577	1,020,827
Comerica, Inc.	51,979	3,775,755
East West Bancorp, Inc.	30,126	1,408,993
Fifth Third Bancorp	156,184	4,357,534
First Citizens BancShares, Inc., Class A	5,749	2,588,602
Huntington Bancshares, Inc.	271,731	3,755,323
JPMorgan Chase & Co.(2)	100,988	11,290,458
Popular, Inc.	44,875	2,434,020
SunTrust Banks, Inc.(2)	39,864	2,505,452
Wells Fargo & Co.(2)	156,362	7,399,050
		54,394,906
Beverages — 1.3%
Coca-Cola Co. (The)(2)	66,115	3,366,576
PepsiCo, Inc.	19,807	2,597,292
		5,963,868
Biotechnology — 3.5%
AbbVie, Inc.	44,874	3,263,237
Alexion Pharmaceuticals, Inc.(1)	12,728	1,667,114
Amgen, Inc.	17,419	3,209,973
Biogen, Inc.(1)	8,931	2,088,693
Celgene Corp.(1)	25,723	2,377,834
Genomic Health, Inc.(1)	23,206	1,349,893
Gilead Sciences, Inc.	9,614	649,522
Halozyme Therapeutics, Inc.(1)	25,389	436,183
Incyte Corp.(1)	20,776	1,765,129
		16,807,578
Building Products — 1.7%
Johnson Controls International plc	111,916	4,623,250

	Shares	Value
Masco Corp.	93,275	$3,660,111
		8,283,361
Capital Markets — 3.2%
Artisan Partners Asset Management, Inc., Class A	142,034	3,908,776
BGC Partners, Inc., Class A	186,105	973,329
Evercore, Inc., Class A	38,955	3,450,244
FactSet Research Systems, Inc.	4,015	1,150,539
LPL Financial Holdings, Inc.	51,162	4,173,284
MSCI, Inc.	6,262	1,495,303
		15,151,475
Chemicals — 0.4%
NewMarket Corp.	4,736	1,898,852
Commercial Services and Supplies — 2.4%
Clean Harbors, Inc.(1)	35,558	2,528,174
Republic Services, Inc.	48,837	4,231,238
Waste Management, Inc.	40,638	4,688,406
		11,447,818
Communications Equipment — 3.1%
Ciena Corp.(1)	77,886	3,203,451
Cisco Systems, Inc.(2)	166,708	9,123,929
Juniper Networks, Inc.	22,944	610,999
Motorola Solutions, Inc.	9,685	1,614,780
		14,553,159
Construction and Engineering — 0.1%
EMCOR Group, Inc.	4,849	427,197
Consumer Finance — 2.8%
American Express Co.	15,432	1,904,926
Credit Acceptance Corp.(1)	7,181	3,474,383
Discover Financial Services(2)	61,899	4,802,744
Green Dot Corp., Class A(1)	5,880	287,532
Synchrony Financial	79,472	2,755,294
		13,224,879
Containers and Packaging — 0.2%
Packaging Corp. of America	8,600	819,752
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	19,464	4,149,141
Diversified Telecommunication Services — 2.3%
AT&T, Inc.	18,827	630,893
CenturyLink, Inc.	180,423	2,121,774
Verizon Communications, Inc.(2)	144,774	8,270,939
		11,023,606
Electric Utilities — 0.8%
ALLETE, Inc.	26,364	2,193,748
IDACORP, Inc.	17,325	1,739,950
		3,933,698
Electrical Equipment — 0.2%
Rockwell Automation, Inc.	6,555	1,073,906

	Shares	Value
Electronic Equipment, Instruments and Components — 2.0%
FLIR Systems, Inc.	38,220	$2,067,702
Keysight Technologies, Inc.(1)	32,146	2,887,032
National Instruments Corp.	50,584	2,124,022
Zebra Technologies Corp., Class A(1)	11,945	2,502,358
		9,581,114
Energy Equipment and Services — 0.5%
Patterson-UTI Energy, Inc.	203,077	2,337,416
Entertainment — 3.1%
Activision Blizzard, Inc.	91,660	4,326,352
Electronic Arts, Inc.(1)	44,344	4,490,273
Take-Two Interactive Software, Inc.(1)	41,870	4,753,501
Walt Disney Co. (The)	7,843	1,095,197
		14,665,323
Equity Real Estate Investment Trusts (REITs) — 3.5%
American Homes 4 Rent, Class A	99,312	2,414,275
CareTrust REIT, Inc.	155,659	3,701,571
GEO Group, Inc. (The)	186,175	3,911,537
Healthcare Trust of America, Inc., Class A	40,470	1,110,092
Life Storage, Inc.	33,410	3,176,623
Regency Centers Corp.	17,660	1,178,628
Sunstone Hotel Investors, Inc.	90,147	1,235,915
		16,728,641
Food and Staples Retailing — 0.7%
Performance Food Group Co.(1)	85,550	3,424,566
Food Products — 2.6%
Campbell Soup Co.	83,085	3,329,216
General Mills, Inc.	82,908	4,354,328
Hershey Co. (The)	33,103	4,436,795
		12,120,339
Health Care Equipment and Supplies — 6.6%
ABIOMED, Inc.(1)	940	244,861
Danaher Corp.	29,918	4,275,880
Hill-Rom Holdings, Inc.	34,709	3,631,256
Hologic, Inc.(1)	82,473	3,960,353
Integer Holdings Corp.(1)	49,727	4,173,090
Masimo Corp.(1)	2,941	437,680
Medtronic plc	64,897	6,320,319
NuVasive, Inc.(1)	68,917	4,034,401
Stryker Corp.	19,732	4,056,504
		31,134,344
Health Care Providers and Services — 1.4%
Amedisys, Inc.(1)	26,834	3,257,916
Chemed Corp.	3,541	1,277,734
Ensign Group, Inc. (The)	4,770	271,508
HealthEquity, Inc.(1)	12,559	821,359

	Shares	Value
UnitedHealth Group, Inc.	3,250	$793,033
		6,421,550
Health Care Technology — 0.9%
Omnicell, Inc.(1)	19,971	1,718,105
Veeva Systems, Inc., Class A(1)	15,204	2,464,721
		4,182,826
Hotels, Restaurants and Leisure — 2.2%
Cheesecake Factory, Inc. (The)	22,927	1,002,369
Chipotle Mexican Grill, Inc.(1)	689	504,954
Darden Restaurants, Inc.	29,397	3,578,497
Starbucks Corp.	64,610	5,416,256
		10,502,076
Household Durables†
Garmin Ltd.	2,788	222,482
Household Products — 0.2%
Procter & Gamble Co. (The)	7,113	779,940
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	42,144	1,480,097
Industrial Conglomerates — 0.4%
Honeywell International, Inc.	10,542	1,840,528
Insurance — 2.0%
Mercury General Corp.	64,037	4,002,313
MetLife, Inc.	9,272	460,540
Progressive Corp. (The)(2)	62,442	4,990,989
		9,453,842
Interactive Media and Services — 6.3%
Alphabet, Inc., Class A(1)(2)	14,407	15,599,900
Facebook, Inc., Class A(1)(2)	64,845	12,515,085
Snap, Inc., Class A(1)	109,564	1,566,765
		29,681,750
Internet and Direct Marketing Retail — 5.1%
Amazon.com, Inc.(1)(2)	10,116	19,155,961
eBay, Inc.(2)	126,602	5,000,779
		24,156,740
IT Services — 5.1%
Akamai Technologies, Inc.(1)	47,858	3,835,340
Amdocs Ltd.	32,030	1,988,743
Mastercard, Inc., Class A	18,225	4,821,059
PayPal Holdings, Inc.(1)	22,819	2,611,863
Square, Inc., Class A(1)	21,864	1,585,796
Visa, Inc., Class A(2)	53,761	9,330,221
		24,173,022
Life Sciences Tools and Services — 3.4%
Agilent Technologies, Inc.	39,355	2,938,638
Bio-Rad Laboratories, Inc., Class A(1)	4,092	1,279,118
Illumina, Inc.(1)	14,301	5,264,913

	Shares	Value
Thermo Fisher Scientific, Inc.(2)	23,168	$6,803,978
		16,286,647
Machinery — 2.6%
Allison Transmission Holdings, Inc.	80,091	3,712,218
Cummins, Inc.	5,316	910,844
Snap-on, Inc.	26,249	4,347,884
Woodward, Inc.	30,270	3,425,353
		12,396,299
Media — 0.5%
Comcast Corp., Class A	52,084	2,202,112
Metals and Mining — 0.8%
Steel Dynamics, Inc.	130,020	3,926,604
Oil, Gas and Consumable Fuels — 6.3%
Cabot Oil & Gas Corp.	150,648	3,458,878
Chevron Corp.	34,664	4,313,588
ConocoPhillips	5,419	330,559
Continental Resources, Inc.(1)	25,280	1,064,035
CVR Energy, Inc.	73,579	3,678,214
Delek US Holdings, Inc.	91,272	3,698,342
EOG Resources, Inc.	29,036	2,704,994
Exxon Mobil Corp.	34,568	2,648,946
HollyFrontier Corp.	75,171	3,478,914
Phillips 66	45,682	4,273,094
		29,649,564
Paper and Forest Products — 0.7%
Domtar Corp.	72,015	3,206,828
Pharmaceuticals — 5.6%
Allergan plc	13,459	2,253,440
Bristol-Myers Squibb Co.	31,958	1,449,295
Eli Lilly & Co.	16,532	1,831,580
Horizon Therapeutics plc(1)	42,410	1,020,385
Jazz Pharmaceuticals plc(1)	7,917	1,128,648
Johnson & Johnson(2)	56,318	7,843,971
Merck & Co., Inc.	64,397	5,399,689
Pfizer, Inc.	75,629	3,276,248
Zoetis, Inc.	20,459	2,321,892
		26,525,148
Professional Services — 1.9%
ASGN, Inc.(1)	10,122	613,393
CoStar Group, Inc.(1)	7,056	3,909,447
Korn Ferry	76,769	3,076,134
Robert Half International, Inc.	26,587	1,515,725
		9,114,699
Road and Rail — 1.2%
CSX Corp.	60,755	4,700,615
Norfolk Southern Corp.	4,643	925,489
		5,626,104

	Shares	Value
Semiconductors and Semiconductor Equipment — 4.2%
Broadcom, Inc.	20,130	$5,794,622
Cirrus Logic, Inc.(1)	60,991	2,665,307
Intel Corp.(2)	84,391	4,039,797
Qorvo, Inc.(1)	25,578	1,703,750
QUALCOMM, Inc.	23,957	1,822,409
Xilinx, Inc.	32,899	3,879,450
		19,905,335
Software — 8.9%
Adobe, Inc.(1)	11,029	3,249,695
Autodesk, Inc.(1)	6,802	1,108,046
Cadence Design Systems, Inc.(1)	65,929	4,668,432
Intuit, Inc.(2)	20,859	5,451,082
LogMeIn, Inc.	20,634	1,520,313
Microsoft Corp.(2)	119,674	16,031,529
Oracle Corp. (New York)	87,677	4,994,959
Proofpoint, Inc.(1)	10,813	1,300,263
Teradata Corp.(1)	72,716	2,606,869
VMware, Inc., Class A	6,934	1,159,434
		42,090,622
Specialty Retail — 3.4%
American Eagle Outfitters, Inc.	38,602	652,374
AutoZone, Inc.(1)(2)	3,710	4,079,034
Foot Locker, Inc.	58,258	2,442,175
L Brands, Inc.	10,144	264,758
Murphy USA, Inc.(1)	43,582	3,662,196
O'Reilly Automotive, Inc.(1)	7,822	2,888,821
Ulta Beauty, Inc.(1)	6,255	2,169,797
		16,159,155
Technology Hardware, Storage and Peripherals — 4.4%
Apple, Inc.(2)	98,563	19,507,589
Hewlett Packard Enterprise Co.	90,502	1,353,005
		20,860,594
Textiles, Apparel and Luxury Goods — 2.1%
Deckers Outdoor Corp.(1)	22,859	4,022,498
NIKE, Inc., Class B	62,875	5,278,356
Ralph Lauren Corp.	7,081	804,331
		10,105,185
Thrifts and Mortgage Finance — 0.8%
Essent Group Ltd.(1)	78,110	3,670,389
Trading Companies and Distributors — 0.7%
HD Supply Holdings, Inc.(1)	87,525	3,525,507
Transportation Infrastructure — 0.3%
Macquarie Infrastructure Corp.	32,753	1,327,807
Wireless Telecommunication Services — 1.2%
Shenandoah Telecommunications Co.	81,924	3,155,712
Telephone & Data Systems, Inc.	75,986	2,309,974

	Shares	Value
United States Cellular Corp.(1)	5,050	$225,584
		5,691,270
TOTAL COMMON STOCKS (Cost $485,163,181)		610,083,539
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $5,768,963), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $5,665,220)		5,664,158
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $1,098,098), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $1,075,112)		1,075,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,418	6,418
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,745,576)		6,745,576
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.2% (Cost $491,908,757)		616,829,115
COMMON STOCKS SOLD SHORT — (30.1)%
Aerospace and Defense — (0.1)%
BWX Technologies, Inc.	(8,575)	(446,757)
Auto Components — (0.4)%
LCI Industries	(23,143)	(2,082,870)
Banks — (5.0)%
Atlantic Union Bankshares Corp.	(76,767)	(2,712,178)
BOK Financial Corp.	(24,523)	(1,850,996)
Cadence BanCorp	(75,742)	(1,575,434)
First Financial Bancorp	(114,023)	(2,761,637)
Fulton Financial Corp.	(206,316)	(3,377,393)
Old National Bancorp	(212,862)	(3,531,380)
Pinnacle Financial Partners, Inc.	(69,525)	(3,996,297)
United Bankshares, Inc.	(98,864)	(3,666,866)
		(23,472,181)
Beverages — (0.5)%
Brown-Forman Corp., Class B	(40,441)	(2,241,645)
Biotechnology — (1.0)%
Global Blood Therapeutics, Inc.	(20,953)	(1,102,128)
Madrigal Pharmaceuticals, Inc.	(9,905)	(1,038,143)
Sage Therapeutics, Inc.	(6,074)	(1,112,089)
Sarepta Therapeutics, Inc.	(9,436)	(1,433,800)
		(4,686,160)
Building Products — (0.5)%
Trex Co., Inc.	(34,070)	(2,442,819)
Capital Markets — (0.5)%
Ares Management Corp., Class A	(40,768)	(1,066,899)
KKR & Co., Inc., Class A	(52,024)	(1,314,646)
		(2,381,545)
Commercial Services and Supplies — (0.3)%
Healthcare Services Group, Inc.	(30,028)	(910,449)

	Shares	Value
Stericycle, Inc.	(5,671)	$(270,790)
		(1,181,239)
Construction and Engineering — (0.7)%
Granite Construction, Inc.	(73,508)	(3,541,615)
Consumer Finance — (0.4)%
SLM Corp.	(171,886)	(1,670,732)
Containers and Packaging — (0.9)%
Graphic Packaging Holding Co.	(295,766)	(4,134,809)
Distributors — (0.3)%
LKQ Corp.	(61,818)	(1,644,977)
Diversified Consumer Services — (0.8)%
Laureate Education, Inc., Class A	(14,841)	(233,152)
Sotheby's	(64,980)	(3,777,288)
		(4,010,440)
Electronic Equipment, Instruments and Components — (1.6)%
Amphenol Corp., Class A	(5,512)	(528,821)
Arrow Electronics, Inc.	(33,886)	(2,415,055)
Cognex Corp.	(21,076)	(1,011,226)
IPG Photonics Corp.	(24,014)	(3,704,160)
		(7,659,262)
Energy Equipment and Services — (0.5)%
McDermott International, Inc.	(257,493)	(2,487,382)
Health Care Equipment and Supplies — (1.8)%
Avanos Medical, Inc.	(77,919)	(3,398,048)
Cantel Medical Corp.	(17,754)	(1,431,682)
Neogen Corp.	(7,500)	(465,825)
Wright Medical Group NV	(115,079)	(3,431,656)
		(8,727,211)
Hotels, Restaurants and Leisure — (1.8)%
Churchill Downs, Inc.	(23,445)	(2,697,816)
Domino's Pizza, Inc.	(1,606)	(446,918)
Eldorado Resorts, Inc.	(22,211)	(1,023,261)
Marriott Vacations Worldwide Corp.	(24,923)	(2,402,577)
Wynn Resorts Ltd.	(14,162)	(1,755,946)
		(8,326,518)
Household Durables — (1.2)%
Leggett & Platt, Inc.	(96,889)	(3,717,631)
Mohawk Industries, Inc.	(13,954)	(2,057,796)
		(5,775,427)
Independent Power and Renewable Electricity Producers — (0.2)%
Ormat Technologies, Inc.	(18,445)	(1,169,229)
Insurance — (0.5)%
WR Berkley Corp.	(37,017)	(2,440,531)
Internet and Direct Marketing Retail — (0.4)%
Wayfair, Inc., Class A	(12,396)	(1,809,816)
IT Services — (0.7)%
Twilio, Inc., Class A	(23,811)	(3,246,630)

	Shares	Value
Life Sciences Tools and Services — (0.7)%
Charles River Laboratories International, Inc.	(24,413)	$(3,464,205)
Machinery — (0.8)%
Donaldson Co., Inc.	(53,763)	(2,734,386)
Welbilt, Inc.	(54,506)	(910,250)
		(3,644,636)
Media — (0.3)%
New York Times Co. (The), Class A	(47,136)	(1,537,576)
Metals and Mining†
United States Steel Corp.	(13,503)	(206,731)
Mortgage Real Estate Investment Trusts (REITs) — (0.1)%
AGNC Investment Corp.	(15,213)	(255,883)
Oil, Gas and Consumable Fuels — (1.6)%
Diamondback Energy, Inc.	(2,155)	(234,830)
Matador Resources Co.	(137,224)	(2,728,013)
Noble Energy, Inc.	(27,089)	(606,794)
Targa Resources Corp.	(71,438)	(2,804,656)
Williams Cos., Inc. (The)	(42,853)	(1,201,598)
		(7,575,891)
Pharmaceuticals — (0.8)%
Aerie Pharmaceuticals, Inc.	(26,228)	(775,037)
Catalent, Inc.	(29,095)	(1,577,240)
Reata Pharmaceuticals, Inc., Class A	(13,482)	(1,272,027)
		(3,624,304)
Professional Services — (0.4)%
Equifax, Inc.	(12,618)	(1,706,458)
Real Estate Management and Development — (1.2)%
Howard Hughes Corp. (The)	(28,610)	(3,543,062)
Kennedy-Wilson Holdings, Inc.	(96,505)	(1,985,108)
		(5,528,170)
Road and Rail — (0.7)%
AMERCO	(8,786)	(3,325,940)
Semiconductors and Semiconductor Equipment — (0.9)%
Brooks Automation, Inc.	(14,347)	(555,946)
First Solar, Inc.	(57,555)	(3,780,213)
		(4,336,159)
Software — (0.1)%
Trade Desk, Inc. (The), Class A	(1,632)	(371,737)
Specialty Retail — (0.8)%
Burlington Stores, Inc.	(5,856)	(996,399)
Floor & Decor Holdings, Inc., Class A	(20,761)	(869,886)
Monro, Inc.	(16,624)	(1,418,027)
Tiffany & Co.	(5,433)	(508,746)
		(3,793,058)
Thrifts and Mortgage Finance — (0.8)%
TFS Financial Corp.	(217,776)	(3,935,212)

	Shares	Value
Trading Companies and Distributors — (0.3)%
GATX Corp.	(16,113)	$(1,277,600)
Water Utilities — (0.5)%
Aqua America, Inc.	(58,288)	(2,411,375)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $135,791,480)		(142,574,730)
OTHER ASSETS AND LIABILITIES — (0.1)%		(586,221)
TOTAL NET ASSETS — 100.0%		$473,668,164

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	39	September 2019	$1,950	$5,741,190	$74,737

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $176,960,908.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $491,908,757)	$616,829,115
Deposits with broker for futures contracts	245,700
Receivable for capital shares sold	9,098
Receivable for variation margin on futures contracts	25,936
Dividends and interest receivable	479,118
617,588,967

Liabilities
Securities sold short, at value (proceeds of $135,791,480)	142,574,730
Disbursements in excess of demand deposit cash	2,000
Payable for capital shares redeemed	1,039,383
Dividend expense payable on securities sold short	213,473
Fees and charges payable on borrowings for securities sold short	91,217
143,920,803

Net Assets	$473,668,164

G Class Capital Shares, $0.01 Par Value
Shares authorized	320,000,000
Shares outstanding	31,788,456

Net Asset Value Per Share	$14.90

Net Assets Consist of:
Capital (par value and paid-in surplus)	$340,080,659
Distributable earnings	133,587,505
$473,668,164

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,559)	$11,280,734
Interest	127,693
11,408,427

Expenses:
Dividend expense on securities sold short	2,137,494
Management fees	5,589,066
Directors' fees and expenses	36,405
Fees and charges on borrowings for securities sold short	1,233,289
Other expenses	6,512
9,002,766
Fees waived	(5,589,066)
3,413,700

Net investment income (loss)	7,994,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	47,022,533
Securities sold short transactions	(1,507,523)
Futures contract transactions	(633,449)
44,881,561

Change in net unrealized appreciation (depreciation) on:
Investments	(24,351,102)
Securities sold short	(2,286,138)
Futures contracts	74,737
(26,562,503)

Net realized and unrealized gain (loss)	18,319,058

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,313,785

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$7,994,727	$10,307,697
Net realized gain (loss)	44,881,561	47,476,513
Change in net unrealized appreciation (depreciation)	(26,562,503)	27,946,512
Net increase (decrease) in net assets resulting from operations	26,313,785	85,730,722

Distributions to Shareholders
From earnings(1)	(77,661,868)	(18,520,743)

Capital Share Transactions
Proceeds from shares sold	19,586,934	18,649,225
Proceeds from reinvestment of distributions	77,661,868	18,520,743
Payments for shares redeemed	(145,929,358)	(129,145,890)
Net increase (decrease) in net assets from capital share transactions	(48,680,556)	(91,975,922)

Net increase (decrease) in net assets	(100,028,639)	(24,765,943)

Net Assets
Beginning of period	573,696,803	598,462,746
End of period	$473,668,164	$573,696,803

Transactions in Shares of the Fund
Sold	1,285,249	1,133,604
Issued in reinvestment of distributions	5,682,052	1,098,889
Redeemed	(9,138,414)	(7,709,753)
Net increase (decrease) in shares of the fund	(2,171,113)	(5,477,260)

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(9,744,111). Distributions from net realized gains were $(8,776,632).

See Notes to Financial Statements.

Statement of Cash Flows

YEAR ENDED JUNE 30, 2019
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$26,313,785
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(622,321,941)
Proceeds from investments sold	774,971,121
Purchases to cover securities sold short	(209,944,987)
Proceeds from securities sold short	178,115,816
Proceeds from (payments on) futures contracts	(558,712)
(Increase) decrease in short-term investments	501,230
(Increase) decrease in deposits with broker for futures contracts	(245,700)
(Increase) decrease in receivable for investments sold	27,421,058
(Increase) decrease in dividends and interest receivable	70,450
(Increase) decrease in receivable for variation margin on futures contracts	(25,936)
Increase (decrease) in payable for investments purchased	(29,647,276)
Increase (decrease) in dividend expense payable on securities sold short	75,818
Increase (decrease) in fees and charges payable on borrowings for securities sold short	(51,829)
Net realized (gain) loss on investment transactions	(47,022,533)
Net realized (gain) loss on securities sold short transactions	1,507,523
Net realized (gain) loss on futures contract transactions	633,449
Change in net unrealized (appreciation) depreciation on investments	24,351,102
Change in net unrealized (appreciation) depreciation on securities sold short	2,286,138
Change in net unrealized (appreciation) depreciation on futures contracts	(74,737)
Net cash from (used in) operating activities	126,353,839

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	19,577,836
Payments for shares redeemed	(145,933,675)
Increase (decrease) in disbursements in excess of demand deposit cash	2,000
Net cash from (used in) financing activities	(126,353,839)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $77,661,868.

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short, if any, is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

22

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits for financial instruments.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor agreed to waive the funds management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2019 was 1.09% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,292,939 and $8,442,063, respectively. The effect of interfund transactions on the Statement of Operations was $182,921 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended June 30, 2019 were $832,266,928 and $952,399,308, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

23

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$610,083,539	—	—
Temporary Cash Investments	6,418	$6,739,158	—
	$610,089,957	$6,739,158	—
Other Financial Instruments
Futures Contracts	$74,737	—	—

Liabilities
Securities Sold Short
Common Stocks	$142,574,730	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,550 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $25,936 in receivable for variation margin on futures contracts*. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $(633,449) in net realized gain (loss) on futures contract transactions and $74,737 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

24

7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$7,670,813	$9,744,111
Long-term capital gains	$69,991,055	$8,776,632

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$492,880,052
Gross tax appreciation of investments	$134,070,926
Gross tax depreciation of investments	(10,121,863)
Net tax appreciation (depreciation) of investments	123,949,063
Gross tax appreciation on securities sold short	4,899,380
Gross tax depreciation on securities sold short	(12,072,940)
Net tax appreciation (depreciation)	$116,775,503
Undistributed ordinary income	—
Accumulated long-term gains	$16,812,002

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$16.89	0.24	0.41	0.65	(0.23)	(2.41)	(2.64)	$14.90	5.56%	0.67%	1.76%	0.01%	1.56%	0.47%	126%	$473,668
2018	$15.18	0.28	1.95	2.23	(0.28)	(0.24)	(0.52)	$16.89	14.82%	0.66%	1.66%	0.10%	1.71%	0.71%	100%	$573,697
2017	$13.10	0.09	2.08	2.17	(0.09)	—	(0.09)	$15.18	16.45%	1.79%	1.79%	1.10%	0.64%	0.64%	111%	$598,463
2016	$14.41	0.14	(0.44)	(0.30)	(0.12)	(0.89)	(1.01)	$13.10	(1.96)%	1.68%	1.68%	1.10%	1.01%	1.01%	109%	$530,104
2015	$15.55	0.16	0.58	0.74	(0.14)	(1.74)	(1.88)	$14.41	4.86%	1.53%	1.53%	1.10%	1.03%	1.03%	106%	$474,697

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Core Equity Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Core Equity Plus Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statements of operations and cash flows for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $7,670,813, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $72,869,218, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

The fund utilized earnings and profits of $3,104,471 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92999 1908

Annual Report

June 30, 2019

NT Disciplined Growth Fund
Investor Class (ANTDX)
G Class (ANDGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTDX	6.76%	9.33%	3/19/15
Russell 1000 Growth Index	—	11.56%	12.85%	—
G Class	ANDGX	7.80%	9.93%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $14,653

Russell 1000 Growth Index — $16,785

Total Annual Fund Operating Expenses
Investor Class	G Class
1.01%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

NT Disciplined Growth returned 7.80%* for the fiscal year ended June 30, 2019, compared with the 11.56% return of its benchmark, the Russell 1000 Growth Index.

NT Disciplined Growth advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the information technology and consumer staples sectors detracted, while positioning in utilities benefited relative performance.

Positioning Across Several Sectors Detracted from Relative Returns

Security selections in the information technology sector were the largest drivers of relative underperformance. Stock choices in the technology hardware, storage and peripherals industry provided the biggest headwind for returns. Western Digital was among the top individual detractors for the period. The price of the data storage device company was hurt during the 12 months by concerns over trade with China and weak earnings. Factor scores fell, and we closed the position during the period. In semiconductors and semiconductor equipment, a position in Xilinx was also among the largest detractors. Elsewhere in the sector, holdings among electronic equipment, instruments and components and communications equipment industries also constrained performance.

Stock selection within consumer staples also negatively affected the portfolio. Security choices in the beverages industry hurt relative results the most in the sector. Reduced exposure to The Coca-Cola Co., which performed well the last several months of the period, was among the top individual detractors from performance. Positioning in Constellation Brands and PepsiCo also weighed on returns. We have since exited our position in Constellation Brands. Elsewhere in the sector, stock choices in the personal products industry detracted, as did positioning in household products.

Within the energy sector, an overweight to Halliburton was among the top detractors from overall performance. Other notable individual detractors outside these sectors included positions in luxury accessory maker Tapestry, which owns brands such as Coach and Kate Spade, and materials company Steel Dynamics were among the top individual detractors. The stocks of both companies slid during the period, due in part to investor concerns over weakening demand from non-U.S. consumers. We closed our positions in Halliburton, Tapestry and Steel Dynamics prior to the end of the 12 months.

Security Choices within Utilities and Elsewhere Were Additive

Within the utilities sector, a position in NRG Energy helped relative returns. We have since exited the position. Elsewhere in the portfolio, several stocks contributed meaningfully to performance. Specialty retail company AutoZone was among the top individual contributors. The stock of the automotive parts retailer rose during the period. The stock maintains high scores within our model for sentiment and quality. A position in outdoor clothing and shoe retailer Deckers Outdoor was also beneficial. The company beat earnings estimates and raised guidance several times throughout the 12 months. The retailer maintains above-average scores across all four model factors.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Reduced exposure to electronic component manufacturer NVIDIA was also among the top contributors. The stock slid during the period amid concerns over trade with China; its growth and quality scores deteriorated. We have since exited the position.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, information technology was the most overweight sector. Based on our models, we are currently seeing opportunities in the software and technology hardware, storage and peripherals industries. Consumer discretionary is also among our largest active weights as of period-end. Based on our factor model, we believe there are significant opportunities in the textiles, apparel and luxury goods and specialty retail industries. Conversely, we are underweight the industrials and materials sectors. Industrial conglomerates and machinery companies show a lack of opportunity and are comparatively unattractive in terms of our model metrics. In the materials sector, our underweight is driven by a lack of exposure across multiple industry groups, particularly chemicals.

4

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	7.9%
Apple, Inc.	7.7%
Amazon.com, Inc.	6.6%
Alphabet, Inc., Class A	5.3%
Facebook, Inc., Class A	3.6%
Visa, Inc., Class A	3.3%
Mastercard, Inc., Class A	2.4%
PayPal Holdings, Inc.	1.8%
Starbucks Corp.	1.7%
Illumina, Inc.	1.4%

Top Five Industries	% of net assets
Software	14.5%
IT Services	9.9%
Interactive Media and Services	8.9%
Technology Hardware, Storage and Peripherals	7.7%
Internet and Direct Marketing Retail	7.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,192.20	$5.54	1.02%
G Class	$1,000	$1,197.30	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.11	1.02%
G Class	$1,000	$1,024.74	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.2%
Boeing Co. (The)	7,131	$2,595,755
Lockheed Martin Corp.	3,232	1,174,961
Mercury Systems, Inc.(1)	26,793	1,884,888
		5,655,604
Air Freight and Logistics — 0.7%
CH Robinson Worldwide, Inc.	12,064	1,017,598
United Parcel Service, Inc., Class B	20,814	2,149,462
		3,167,060
Banks — 0.9%
Central Pacific Financial Corp.	97,204	2,912,232
Comerica, Inc.	18,247	1,325,462
Independent Bank Corp.	13,193	287,475
		4,525,169
Beverages — 2.4%
Coca-Cola Co. (The)	73,577	3,746,541
Coca-Cola Consolidated, Inc.	1,734	518,900
Monster Beverage Corp.(1)	21,004	1,340,685
PepsiCo, Inc.	46,785	6,134,917
		11,741,043
Biotechnology — 2.9%
AbbVie, Inc.	67,902	4,937,833
Amgen, Inc.	14,787	2,724,948
Biogen, Inc.(1)	6,418	1,500,978
Celgene Corp.(1)	24,913	2,302,958
Gilead Sciences, Inc.	11,621	785,115
Incyte Corp.(1)	18,733	1,591,556
Vertex Pharmaceuticals, Inc.(1)	1,818	333,385
		14,176,773
Building Products — 0.8%
Masco Corp.	99,650	3,910,266
Capital Markets — 1.5%
Artisan Partners Asset Management, Inc., Class A	5,510	151,635
Evercore, Inc., Class A	21,691	1,921,172
FactSet Research Systems, Inc.	5,470	1,567,483
MSCI, Inc.	10,638	2,540,248
Piper Jaffray Cos.	12,919	959,494
		7,140,032
Chemicals†
Scotts Miracle-Gro Co. (The)	644	63,434
Commercial Services and Supplies — 1.9%
Republic Services, Inc.	48,984	4,243,974

7

	Shares	Value
Waste Management, Inc.	41,544	$4,792,931
		9,036,905
Communications Equipment — 1.1%
Motorola Solutions, Inc.	32,667	5,446,569
Construction and Engineering — 0.2%
Comfort Systems USA, Inc.	7,408	377,734
EMCOR Group, Inc.	5,794	510,451
		888,185
Distributors — 0.4%
Core-Mark Holding Co., Inc.	55,086	2,188,016
Diversified Consumer Services — 0.1%
ServiceMaster Global Holdings, Inc.(1)	6,827	355,619
Electronic Equipment, Instruments and Components — 1.4%
CDW Corp.	43,656	4,845,816
FLIR Systems, Inc.	2,214	119,777
National Instruments Corp.	21,490	902,365
Zebra Technologies Corp., Class A(1)	4,407	923,223
		6,791,181
Entertainment — 4.1%
Activision Blizzard, Inc.	88,594	4,181,637
Electronic Arts, Inc.(1)	48,942	4,955,867
Live Nation Entertainment, Inc.(1)	1,458	96,592
Netflix, Inc.(1)	8,979	3,298,166
Rosetta Stone, Inc.(1)	38,751	886,623
Take-Two Interactive Software, Inc.(1)	34,511	3,918,034
Walt Disney Co. (The)	18,645	2,603,588
		19,940,507
Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	15,169	3,101,302
GEO Group, Inc. (The)	81,665	1,715,782
Life Storage, Inc.	16,740	1,591,639
Saul Centers, Inc.	9,515	534,077
SBA Communications Corp.(1)	2,017	453,502
		7,396,302
Food and Staples Retailing — 0.3%
Costco Wholesale Corp.	4,786	1,264,748
Food Products — 1.7%
General Mills, Inc.	72,797	3,823,298
Hershey Co. (The)	31,653	4,242,452
John B Sanfilippo & Son, Inc.	2,696	214,844
		8,280,594
Health Care Equipment and Supplies — 1.9%
DexCom, Inc.(1)	11,302	1,693,492
Integer Holdings Corp.(1)	39,806	3,340,519
Stryker Corp.	21,331	4,385,227
		9,419,238

8

	Shares	Value
Health Care Providers and Services — 2.6%
Amedisys, Inc.(1)	27,577	$3,348,124
Chemed Corp.	3,305	1,192,576
CorVel Corp.(1)	18,467	1,606,814
HealthEquity, Inc.(1)	29,645	1,938,783
UnitedHealth Group, Inc.	19,141	4,670,595
		12,756,892
Health Care Technology — 1.1%
Veeva Systems, Inc., Class A(1)	32,919	5,336,499
Hotels, Restaurants and Leisure — 2.9%
Chipotle Mexican Grill, Inc.(1)	1,426	1,045,087
Darden Restaurants, Inc.	36,533	4,447,162
Starbucks Corp.	99,350	8,328,511
		13,820,760
Household Products — 0.7%
Colgate-Palmolive Co.	44,426	3,184,011
Insurance — 1.2%
Progressive Corp. (The)	74,289	5,937,920
Interactive Media and Services — 8.9%
Alphabet, Inc., Class A(1)	23,625	25,581,150
Facebook, Inc., Class A(1)	90,182	17,405,126
		42,986,276
Internet and Direct Marketing Retail — 7.5%
Amazon.com, Inc.(1)	16,835	31,879,261
eBay, Inc.	107,212	4,234,874
		36,114,135
IT Services — 9.9%
Accenture plc, Class A	8,081	1,493,127
Akamai Technologies, Inc.(1)	41,166	3,299,043
EVERTEC, Inc.	99,241	3,245,181
Mastercard, Inc., Class A	43,955	11,627,416
Okta, Inc.(1)	16,314	2,014,942
PayPal Holdings, Inc.(1)	74,184	8,491,101
Square, Inc., Class A(1)	24,951	1,809,696
Visa, Inc., Class A	91,497	15,879,304
		47,859,810
Life Sciences Tools and Services — 2.4%
Illumina, Inc.(1)	18,028	6,637,008
Thermo Fisher Scientific, Inc.	16,519	4,851,300
		11,488,308
Machinery — 1.3%
Albany International Corp., Class A	10,081	835,816
Allison Transmission Holdings, Inc.	44,278	2,052,285
Woodward, Inc.	28,251	3,196,883
		6,084,984
Multiline Retail — 0.7%
Dollar General Corp.	24,507	3,312,366

9

	Shares	Value
Oil, Gas and Consumable Fuels — 0.9%
CVR Energy, Inc.	85,843	$4,291,292
Pharmaceuticals — 1.6%
Eli Lilly & Co.	17,990	1,993,112
Johnson & Johnson	7,588	1,056,857
Merck & Co., Inc.	18,585	1,558,352
Zoetis, Inc.	28,762	3,264,199
		7,872,520
Professional Services — 0.7%
CoStar Group, Inc.(1)	6,284	3,481,713
Road and Rail — 1.0%
CSX Corp.	61,836	4,784,251
Semiconductors and Semiconductor Equipment — 2.2%
Broadcom, Inc.	20,075	5,778,790
Cypress Semiconductor Corp.	26,546	590,383
Lattice Semiconductor Corp.(1)	139,019	2,028,287
Qorvo, Inc.(1)	15,440	1,028,458
Xilinx, Inc.	9,130	1,076,610
		10,502,528
Software — 14.5%
Adobe, Inc.(1)	7,707	2,270,868
ANSYS, Inc.(1)	5,392	1,104,389
Aspen Technology, Inc.(1)	12,943	1,608,556
Atlassian Corp. plc, Class A(1)	18,661	2,441,605
Autodesk, Inc.(1)	19,700	3,209,130
Cadence Design Systems, Inc.(1)	61,345	4,343,839
Fair Isaac Corp.(1)	2,622	823,360
Intuit, Inc.	24,541	6,413,300
Manhattan Associates, Inc.(1)	10,688	740,999
Microsoft Corp.	284,880	38,162,525
Paycom Software, Inc.(1)	14,143	3,206,501
salesforce.com, Inc.(1)	17,576	2,666,807
ServiceNow, Inc.(1)	11,390	3,127,352
		70,119,231
Specialty Retail — 3.5%
AutoZone, Inc.(1)	4,867	5,351,121
Home Depot, Inc. (The)	21,251	4,419,570
Murphy USA, Inc.(1)	25,983	2,183,351
O'Reilly Automotive, Inc.(1)	13,028	4,811,501
		16,765,543
Technology Hardware, Storage and Peripherals — 7.7%
Apple, Inc.	188,298	37,267,940
Textiles, Apparel and Luxury Goods — 1.8%
Deckers Outdoor Corp.(1)	25,115	4,419,486
NIKE, Inc., Class B	50,689	4,255,342
		8,674,828

10

	Shares	Value
Thrifts and Mortgage Finance — 1.0%
Essent Group Ltd.(1)	82,010	$3,853,650
NMI Holdings, Inc., Class A(1)	32,538	923,754
		4,777,404
Trading Companies and Distributors — 0.5%
Foundation Building Materials, Inc.(1)	27,664	491,866
HD Supply Holdings, Inc.(1)	47,874	1,928,365
		2,420,231
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(1)	6,190	458,927
TOTAL COMMON STOCKS (Cost $355,515,630)		481,685,614
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $617,997), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $606,884)		606,770
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $121,424), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $115,012)		115,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,450	10,450
TOTAL TEMPORARY CASH INVESTMENTS (Cost $732,220)		732,220
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $356,247,850)		482,417,834
OTHER ASSETS AND LIABILITIES — 0.1%		722,193
TOTAL NET ASSETS — 100.0%		$483,140,027

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $356,247,850)	$482,417,834
Receivable for investments sold	11,147,379
Dividends and interest receivable	173,368
493,738,581

Liabilities
Disbursements in excess of demand deposit cash	9,818
Payable for investments purchased	8,147,686
Payable for capital shares redeemed	2,347,704
Accrued management fees	93,346
10,598,554

Net Assets	$483,140,027

Net Assets Consist of:
Capital (par value and paid-in surplus)	$350,877,706
Distributable earnings	132,262,321
$483,140,027

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$114,600,188	9,324,449	$12.29
G Class, $0.01 Par Value	$368,539,839	29,926,618	$12.31

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends	$6,258,647
Interest	74,945
6,333,592

Expenses:
Management fees	4,328,161
Directors' fees and expenses	35,824
Other expenses	13,391
4,377,376
Fees waived - G Class	(3,171,229)
1,206,147

Net investment income (loss)	5,127,445

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	27,327,955
Change in net unrealized appreciation (depreciation) on investments	4,676,422

Net realized and unrealized gain (loss)	32,004,377

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,131,822

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$5,127,445	$5,503,263
Net realized gain (loss)	27,327,955	59,983,314
Change in net unrealized appreciation (depreciation)	4,676,422	38,144,547
Net increase (decrease) in net assets resulting from operations	37,131,822	103,631,124

Distributions to Shareholders
From earnings:(1)
Investor Class	(12,696,691)	(3,614,812)
G Class	(48,148,677)	(18,356,862)
Decrease in net assets from distributions	(60,845,368)	(21,971,674)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(44,155,811)	(86,893,311)

Net increase (decrease) in net assets	(67,869,357)	(5,233,861)

Net Assets
Beginning of period	551,009,384	556,243,245
End of period	$483,140,027	$551,009,384

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(261,486) and $(4,961,641) for Investor Class and G Class, respectively. Distributions from net realized gains were $(3,353,326) and $(13,395,221) for Investor Class and G Class, respectively.

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%
G Class		0.0500% to 0.1100%	0.00%(1)
(1) Effective annual management fee before waiver was 0.81%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,771,493 and $4,504,980, respectively. The effect of interfund transactions on the Statement of Operations was $(253,659) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $578,062,714 and $676,954,871, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	116,272	$1,236,821	216,714	$2,721,186
Issued in reinvestment of distributions	1,169,815	12,696,691	290,418	3,614,812
Redeemed	(1,171,841)	(14,832,929)	(628,753)	(7,892,158)
	114,246	(899,417)	(121,621)	(1,556,160)
G Class/Shares Authorized	330,000,000		330,000,000
Sold	2,221,257	27,299,692	902,193	11,218,441
Issued in reinvestment of distributions	4,404,423	48,148,677	1,459,107	18,356,862
Redeemed	(9,437,095)	(118,704,763)	(9,039,547)	(114,912,454)
	(2,811,415)	(43,256,394)	(6,678,247)	(85,337,151)
Net increase (decrease)	(2,697,169)	$(44,155,811)	(6,799,868)	$(86,893,311)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$481,685,614	—	—
Temporary Cash Investments	10,450	$721,770	—
	$481,696,064	$721,770	—

7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$21,777,059	$10,461,192
Long-term capital gains	$39,068,309	$11,510,482

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$358,039,139
Gross tax appreciation of investments	$127,062,171
Gross tax depreciation of investments	(2,683,476)
Net tax appreciation (depreciation) of investments	$124,378,695
Undistributed ordinary income	—
Accumulated long-term gains	$18,438,968
Post-October capital loss deferral	$(10,555,342)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$13.13	0.03	0.65	0.68	(0.04)	(1.48)	(1.52)	$12.29	6.76%	1.02%	0.23%	115%	$114,600
2018	$11.41	0.03	2.10	2.13	(0.03)	(0.38)	(0.41)	$13.13	18.85%	1.01%	0.22%	105%	$120,907
2017	$9.49	0.05	1.92	1.97	(0.05)	—	(0.05)	$11.41	20.83%	1.02%	0.51%	131%	$106,476
2016	$9.77	0.06	(0.27)	(0.21)	(0.07)	—	(0.07)	$9.49	(2.18)%	1.02%	0.62%	118%	$92,560
2015(3)	$10.00	0.02	(0.25)	(0.23)	—	—	—	$9.77	(2.30)%	1.01%(4)	0.55%(4)	29%	$94,459
G Class
2019	$13.14	0.15	0.65	0.80	(0.15)	(1.48)	(1.63)	$12.31	7.80%	0.01%(5)	1.24%(5)	115%	$368,540
2018	$11.41	0.15	2.10	2.25	(0.14)	(0.38)	(0.52)	$13.14	19.98%	0.07%(6)	1.16%(6)	105%	$430,102
2017	$9.49	0.08	1.92	2.00	(0.08)	—	(0.08)	$11.41	21.08%	0.82%	0.71%	131%	$449,768
2016	$9.78	0.08	(0.28)	(0.20)	(0.09)	—	(0.09)	$9.49	(2.03)%	0.82%	0.82%	118%	$397,955
2015(3)	$10.00	0.02	(0.24)	(0.22)	—	—	—	$9.78	(2.20)%	0.81%(4)	0.75%(4)	29%	$357,113

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through June 30, 2015.

(4)	Annualized.

(5)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.82% and 0.43%, respectively.

(6)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.81% and 0.42%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.00% to 0.99%) for at least one year, beginning August 1, 2019.The Board concluded that the management fee paid by the Fund to

28

the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $5,546,763, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,639,088 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $40,611,469, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

The fund utilized earnings and profits of $1,654,858 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

31

Notes

32

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American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93000 1908

Annual Report

June 30, 2019

NT Equity Growth Fund
G Class (ACLEX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLEX	8.05%	8.85%	13.86%	5/12/06
S&P 500 Index	—	10.42%	10.71%	14.69%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009

Value on June 30, 2019
G Class — $36,647

S&P 500 Index — $39,416

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Performance Summary

NT Equity Growth returned 8.05%* for the fiscal year ended June 30, 2019, compared with the 10.42% return of its benchmark, the S&P 500 Index.

NT Equity Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Security selection in the real estate, communication services and consumer staples sectors detracted the most from fund performance, while stock choices in information technology and financials were most additive.

Stock Choices Across Several Sectors Detracted from Relative Returns

Stock choices in real estate and communication services were the largest detractors from the fund’s 12-month results. Our security selection within equity real estate investment trusts provided a headwind for returns. The leading detractor was Weyerhaeuser, a timberland management company, which suffered along with industrial and agricultural commodity prices amid concerns about global growth and trade disputes. We have since exited the stock. Selection within real estate management and development companies also detracted.

Security decisions within communication services hurt relative results as well. Within the entertainment industry, video game producer Electronic Arts was one of the largest individual detractors from overall performance. The share price fell after the company announced it would delay the release of an anticipated game and reduced its full-year earnings guidance. In the diversified telecommunication services industry, Verizon Communications was also among the top individual detractors. Costs have increased for many wireless carriers due to the implementation of 5G technology.

Stock choices in the consumer staples sector also weighed on returns, particularly within the personal products and beverages industries. A position in personal product company Edgewell Personal Care provided one of the larger headwinds to results, as shares fell in response to an acquisition announcement. Elsewhere in the sector, it hurt relative performance to be underrepresented in shares of The Procter & Gamble Co. Other top individual detractors for the year included luxury goods company Tapestry and energy company Halliburton. We eliminated our position in Halliburton.

Information Technology and Financials Were Additive

Positioning within the information technology sector was the largest tailwind to relative returns during the period. Software company VMware was one of the largest individual contributors, as the cloud solutions provider reported strength across multiple business segments and products. The company maintains high factor scores for quality, valuation and growth. Stock selection within electronic equipment, instruments and components also helped results. A position in electronic instrument and testing manufacturer Keysight Technologies was also among the top individual contributors after reporting better-than-expected results. The stock price rose throughout the second half of the period, and the company maintains high scores for sentiment, quality and growth.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

Stock selection within the financials sector also bolstered performance. Positioning within the capital markets industry was beneficial, as it helped relative results to avoid several companies that lagged the broader market during the period. Selections within banks were also additive. Elsewhere in the markets, a position in outdoor clothing and footwear manufacturer Deckers Outdoor was among the top contributing stocks. The company beat earnings estimates and raised guidance several times throughout the period and maintains high scores across all four model factors. Automotive parts retailer AutoZone was also a top contributor for the 12 months and maintains high scores for sentiment and quality.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology remains the largest sector in both absolute terms and relative to the benchmark. Software and communications equipment represent some of the most attractive industry groups we see. Consumer discretionary is also attractive, with textiles, apparel and luxury goods companies a significant overweight, followed by the internet and catalog retail industry group. Conversely, our utilities sector underweight position reflects a lack of opportunity in this area across most factors in the stock selection model, particularly within the electric utilities and multi-utilities industries. A relative lack of exposure to financials reflects the fact that we see a number of stocks in the capital markets and diversified financial services industries that do not score well across our models in the current environment.

4

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	4.4%
Amazon.com, Inc.	4.2%
Apple, Inc.	4.0%
Alphabet, Inc., Class A	3.4%
Facebook, Inc., Class A	2.7%
JPMorgan Chase & Co.	2.2%
Visa, Inc., Class A	2.0%
Bank of America Corp.	1.8%
Chevron Corp.	1.8%
Verizon Communications, Inc.	1.8%

Top Five Industries	% of net assets
Software	8.7%
Banks	6.2%
Interactive Media and Services	6.1%
Health Care Equipment and Supplies	5.5%
Internet and Direct Marketing Retail	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.3)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,186.30	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.74	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 0.7%
Boeing Co. (The)	1,948	$709,092
Hexcel Corp.	25,865	2,091,961
Raytheon Co.	44,083	7,665,152
		10,466,205
Air Freight and Logistics — 0.9%
CH Robinson Worldwide, Inc.	143,084	12,069,135
Banks — 6.2%
Bank of America Corp.	901,350	26,139,150
Comerica, Inc.	145,063	10,537,376
Fifth Third Bancorp	114,649	3,198,707
JPMorgan Chase & Co.	279,612	31,260,622
SunTrust Banks, Inc.	136,910	8,604,794
Wells Fargo & Co.	188,626	8,925,782
		88,666,431
Beverages — 2.5%
Coca-Cola Co. (The)	318,576	16,221,890
PepsiCo, Inc.	150,286	19,707,003
		35,928,893
Biotechnology — 2.6%
AbbVie, Inc.	127,112	9,243,585
Amgen, Inc.	56,254	10,366,487
Biogen, Inc.(1)	25,867	6,049,515
Celgene Corp.(1)	77,738	7,186,101
Gilead Sciences, Inc.	19,123	1,291,950
Incyte Corp.(1)	30,700	2,608,272
		36,745,910
Building Products — 1.0%
Johnson Controls International plc	324,044	13,386,258
Masco Corp.	27,405	1,075,372
		14,461,630
Capital Markets — 0.9%
Artisan Partners Asset Management, Inc., Class A	91,932	2,529,969
Evercore, Inc., Class A	3,036	268,899
LPL Financial Holdings, Inc.	112,723	9,194,815
TD Ameritrade Holding Corp.	18,722	934,602
		12,928,285
Chemicals — 0.1%
CF Industries Holdings, Inc.	23,438	1,094,789
Commercial Services and Supplies — 1.8%
Republic Services, Inc.	138,684	12,015,582

7

	Shares	Value
Waste Management, Inc.	114,249	$13,180,907
		25,196,489
Communications Equipment — 2.7%
Cisco Systems, Inc.	454,464	24,872,815
Juniper Networks, Inc.	131,972	3,514,414
Motorola Solutions, Inc.	62,942	10,494,320
		38,881,549
Consumer Finance — 1.8%
Discover Financial Services	180,332	13,991,960
Synchrony Financial	340,936	11,820,251
		25,812,211
Containers and Packaging — 0.8%
Packaging Corp. of America	112,978	10,769,063
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	58,937	12,563,600
Diversified Telecommunication Services — 1.9%
AT&T, Inc.	69,058	2,314,134
Verizon Communications, Inc.	441,558	25,226,208
		27,540,342
Electric Utilities — 0.1%
Exelon Corp.	38,693	1,854,942
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	37,370	6,122,327
Electronic Equipment, Instruments and Components — 1.3%
CDW Corp.	41,928	4,654,008
FLIR Systems, Inc.	13,467	728,565
Keysight Technologies, Inc.(1)	128,920	11,578,305
National Instruments Corp.	20,009	840,178
		17,801,056
Entertainment — 2.3%
Activision Blizzard, Inc.	268,891	12,691,655
Electronic Arts, Inc.(1)	133,247	13,492,591
Take-Two Interactive Software, Inc.(1)	31,498	3,575,968
Walt Disney Co. (The)	21,153	2,953,805
		32,714,019
Equity Real Estate Investment Trusts (REITs) — 1.8%
Brixmor Property Group, Inc.	87,066	1,556,740
CareTrust REIT, Inc.	30,604	727,763
GEO Group, Inc. (The)	297,610	6,252,786
Healthcare Trust of America, Inc., Class A	378,058	10,370,131
Life Storage, Inc.	68,052	6,470,384
		25,377,804
Food Products — 2.2%
Campbell Soup Co.	113,950	4,565,976
General Mills, Inc.	236,426	12,417,094
Hershey Co. (The)	103,145	13,824,524
		30,807,594

8

	Shares	Value
Health Care Equipment and Supplies — 5.5%
Danaher Corp.	132,591	$18,949,906
DexCom, Inc.(1)	29,269	4,385,667
Hill-Rom Holdings, Inc.	68,168	7,131,736
Hologic, Inc.(1)	67,588	3,245,576
Integer Holdings Corp.(1)	56,505	4,741,900
Medtronic plc	208,850	20,339,901
NuVasive, Inc.(1)	30,089	1,761,410
STERIS plc(1)	22,715	3,381,809
Stryker Corp.	67,475	13,871,510
		77,809,415
Health Care Providers and Services — 0.7%
Amedisys, Inc.(1)	42,170	5,119,860
Encompass Health Corp.	7,802	494,335
HealthEquity, Inc.(1)	15,375	1,005,525
UnitedHealth Group, Inc.	14,112	3,443,469
		10,063,189
Hotels, Restaurants and Leisure — 2.5%
Chipotle Mexican Grill, Inc.(1)	7,769	5,693,745
Darden Restaurants, Inc.	108,117	13,161,082
Starbucks Corp.	189,049	15,847,978
		34,702,805
Household Durables — 0.2%
Newell Brands, Inc.	206,806	3,188,949
Household Products — 0.9%
Colgate-Palmolive Co.	109,679	7,860,694
Procter & Gamble Co. (The)	49,888	5,470,219
		13,330,913
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	127,125	4,464,630
Insurance — 1.2%
Mercury General Corp.	43,476	2,717,250
Progressive Corp. (The)	174,520	13,949,384
		16,666,634
Interactive Media and Services — 6.1%
Alphabet, Inc., Class A(1)	45,497	49,264,152
Facebook, Inc., Class A(1)	196,601	37,943,993
		87,208,145
Internet and Direct Marketing Retail — 5.3%
Amazon.com, Inc.(1)	31,160	59,005,511
eBay, Inc.	399,948	15,797,946
		74,803,457
IT Services — 4.9%
Akamai Technologies, Inc.(1)	159,552	12,786,497
EVERTEC, Inc.	62,260	2,035,902
Mastercard, Inc., Class A	51,642	13,660,858
PayPal Holdings, Inc.(1)	109,666	12,552,370

9

	Shares	Value
Visa, Inc., Class A	167,721	$29,107,980
		70,143,607
Life Sciences Tools and Services — 3.2%
Agilent Technologies, Inc.	148,400	11,081,028
Bio-Rad Laboratories, Inc., Class A(1)	11,642	3,639,173
Illumina, Inc.(1)	27,273	10,040,555
Thermo Fisher Scientific, Inc.	71,202	20,910,603
		45,671,359
Machinery — 1.9%
Allison Transmission Holdings, Inc.	178,016	8,251,042
Cummins, Inc.	59,261	10,153,780
Snap-on, Inc.	53,665	8,889,070
		27,293,892
Metals and Mining — 0.8%
Steel Dynamics, Inc.	367,615	11,101,973
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.	84,021	1,908,957
Oil, Gas and Consumable Fuels — 4.8%
Chevron Corp.	203,431	25,314,954
ConocoPhillips	16,275	992,775
CVR Energy, Inc.	187,395	9,367,876
Delek US Holdings, Inc.	59,121	2,395,583
Exxon Mobil Corp.	96,644	7,405,830
HollyFrontier Corp.	130,646	6,046,297
Occidental Petroleum Corp.	39,491	1,985,607
Phillips 66	149,510	13,985,165
		67,494,087
Paper and Forest Products — 0.7%
Domtar Corp.	217,679	9,693,246
Personal Products — 0.4%
Edgewell Personal Care Co.(1)	57,747	1,556,282
Herbalife Nutrition Ltd.(1)	78,364	3,350,844
		4,907,126
Pharmaceuticals — 4.3%
Allergan plc	42,367	7,093,507
Eli Lilly & Co.	22,545	2,497,760
Jazz Pharmaceuticals plc(1)	25,286	3,604,772
Johnson & Johnson	161,245	22,458,204
Merck & Co., Inc.	107,976	9,053,788
Pfizer, Inc.	238,850	10,346,982
Zoetis, Inc.	58,427	6,630,880
		61,685,893
Professional Services — 1.3%
CoStar Group, Inc.(1)	21,690	12,017,562
Korn Ferry	17,414	697,779
Robert Half International, Inc.	107,633	6,136,157
		18,851,498
10

	Shares	Value
Real Estate Management and Development — 0.1%
Jones Lang LaSalle, Inc.	11,412	$1,605,554
Road and Rail — 0.9%
CSX Corp.	163,904	12,681,252
Semiconductors and Semiconductor Equipment — 2.9%
Broadcom, Inc.	62,359	17,950,662
Intel Corp.	261,154	12,501,442
QUALCOMM, Inc.	69,270	5,269,369
Xilinx, Inc.	46,631	5,498,727
		41,220,200
Software — 8.7%
Adobe, Inc.(1)	68,864	20,290,778
Intuit, Inc.	62,940	16,448,110
LogMeIn, Inc.	18,331	1,350,628
Microsoft Corp.	465,273	62,327,971
Oracle Corp. (New York)	250,242	14,256,287
VMware, Inc., Class A(1)	56,549	9,455,558
		124,129,332
Specialty Retail — 2.4%
AutoZone, Inc.(1)	11,252	12,371,237
Murphy USA, Inc.(1)	32,302	2,714,337
O'Reilly Automotive, Inc.(1)	34,500	12,741,540
Ross Stores, Inc.	61,102	6,056,430
		33,883,544
Technology Hardware, Storage and Peripherals — 4.0%
Apple, Inc.	283,190	56,048,965
Textiles, Apparel and Luxury Goods — 2.1%
Deckers Outdoor Corp.(1)	66,131	11,637,072
NIKE, Inc., Class B	193,591	16,251,964
Tapestry, Inc.	70,341	2,231,920
		30,120,956
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	93,407	4,389,195
Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	27,109	1,098,999
TOTAL COMMON STOCKS (Cost $1,055,789,732)		1,413,970,046
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $9,948,330), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $9,769,429)		9,767,597
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $1,895,274), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $1,854,193)		1,854,000

11

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,308	$17,308
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,638,905)		11,638,905
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,067,428,637)		1,425,608,951
OTHER ASSETS AND LIABILITIES — (0.3)%		(4,246,166)
TOTAL NET ASSETS — 100.0%		$1,421,362,785

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	67	September 2019	$3,350	$9,863,070	$164,883

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $1,067,428,637)	$1,425,608,951
Deposits with broker for futures contracts	422,100
Receivable for capital shares sold	14,381
Receivable for variation margin on futures contracts	251,864
Dividends and interest receivable	1,030,361
1,427,327,657

Liabilities
Disbursements in excess of demand deposit cash	2,174
Payable for capital shares redeemed	5,962,698
5,964,872

Net Assets	$1,421,362,785

G Class Capital Shares, $0.01 Par Value
Shares authorized	985,000,000
Shares outstanding	108,550,505

Net Asset Value Per Share	$13.09

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,019,729,433
Distributable earnings	401,633,352
$1,421,362,785

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends	$28,343,660
Interest	414,987
28,758,647

Expenses:
Management fees	6,978,398
Directors' fees and expenses	107,514
Other expenses	10,506
7,096,418
Fees waived	(6,978,398)
118,020

Net investment income (loss)	28,640,627

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	100,039,632
Futures contract transactions	2,688,009
102,727,641

Change in net unrealized appreciation (depreciation) on:
Investments	(17,465,449)
Futures contracts	164,883
(17,300,566)

Net realized and unrealized gain (loss)	85,427,075

Net Increase (Decrease) in Net Assets Resulting from Operations	$114,067,702

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$28,640,627	$33,983,049
Net realized gain (loss)	102,727,641	164,821,845
Change in net unrealized appreciation (depreciation)	(17,300,566)	71,664,277
Net increase (decrease) in net assets resulting from operations	114,067,702	270,469,171

Distributions to Shareholders
From earnings(1)	(194,396,133)	(132,600,513)

Capital Share Transactions
Proceeds from shares sold	133,221,176	80,237,665
Proceeds from reinvestment of distributions	194,396,133	132,600,513
Payments for shares redeemed	(498,765,868)	(449,428,027)
Net increase (decrease) in net assets from capital share transactions	(171,148,559)	(236,589,849)

Net increase (decrease) in net assets	(251,476,990)	(98,721,191)

Net Assets
Beginning of period	1,672,839,775	1,771,560,966
End of period	$1,421,362,785	$1,672,839,775

Transactions in Shares of the Fund
Sold	10,292,977	5,859,218
Issued in reinvestment of distributions	16,453,755	9,709,545
Redeemed	(37,479,042)	(32,236,842)
Net increase (decrease) in shares of the fund	(10,732,310)	(16,668,079)

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(32,706,722). Distributions from net realized gains were $(99,893,791).

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

17

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2019 was 0.46% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $25,485,280 and $16,042,926, respectively. The effect of interfund transactions on the Statement of Operations was $208,242 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $1,255,435,007 and $1,575,384,291, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,413,970,046	—	—
Temporary Cash Investments	17,308	$11,621,597	—
	$1,413,987,354	$11,621,597	—
Other Financial Instruments
Futures Contracts	$164,883	—	—

6. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $7,650 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $251,864 in receivable for variation margin on futures contracts*. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $2,688,009 in net realized gain (loss) on futures contract transactions and $164,883 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$68,693,242	$45,641,004
Long-term capital gains	$125,702,891	$86,959,509

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,072,382,745
Gross tax appreciation of investments	$366,438,223
Gross tax depreciation of investments	(13,212,017)
Net tax appreciation (depreciation) of investments	$353,226,206
Undistributed ordinary income	—
Accumulated long-term gains	$66,614,001
Post-October capital loss deferral	$(18,206,855)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$14.02	0.25	0.64	0.89	(0.24)	(1.58)	(1.82)	$13.09	8.05%	0.01%	0.47%	1.89%	1.43%	84%	$1,421,363
2018	$13.03	0.27	1.79	2.06	(0.26)	(0.81)	(1.07)	$14.02	16.11%	0.04%	0.46%	1.93%	1.51%	83%	$1,672,840
2017	$11.20	0.19	1.83	2.02	(0.19)	—	(0.19)	$13.03	18.09%	0.47%	0.47%	1.54%	1.54%	88%	$1,771,561
2016	$12.30	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$11.20	(2.65)%	0.47%	0.47%	1.65%	1.65%	94%	$1,563,685
2015	$13.04	0.21	0.53	0.74	(0.20)	(1.28)	(1.48)	$12.30	5.97%	0.47%	0.47%	1.66%	1.66%	84%	$1,381,049

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $25,325,957, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $41,303,583 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $131,788,988, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

The fund utilized earnings and profits of $7,085,925 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92997 1908

Annual Report

June 30, 2019

NT Small Company Fund
G Class (ACLOX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLOX	-6.96%	4.45%	12.79%	5/12/06
Russell 2000 Index	—	-3.31%	7.06%	13.44%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009

Value on June 30, 2019
G Class — $33,357

Russell 2000 Index — $35,313

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Steven Rossi

Performance Summary

NT Small Company returned -6.96%* for the fiscal year ended June 30, 2019, compared with the -3.31% return of its benchmark, the Russell 2000 Index.

NT Small Company fell during the fiscal year and trailed the return of its benchmark, the Russell 2000 Index. Stock choices in the consumer discretionary and communication services sectors detracted most from performance, while selections in the health care and energy sectors benefited fund results.

Stock Choices Across Several Sectors Detracted from Relative Returns

Stock choices were the largest driver of the fund’s 12-month results. Picks in the consumer discretionary sector detracted most from performance, primarily within the specialty retail and hotels, restaurants and leisure industries. A position in Tailored Brands, a clothing retailer, was among the top individual detractors. The stock slid throughout the second half of the period after management issued lower-than-expected earnings guidance. We have since exited the stock. BJ’s Restaurants also weighed on results and was among the top detractors from overall performance. Positioning in the household durables and leisure products industries also provided a headwind.

Stock selection within communication services also negatively affected the portfolio, particularly within the media industry. Within interactive media and services, a position in Care.com was among the largest individual detractor. The caretaker procurement website has been under pressure due to negative press and critique of its caregiver vetting process. The share price fell throughout the last several months of the period. Positioning within the entertainment and wireless telecommunication services industries also detracted from relative returns.

Within the utilities sector, positioning within the electric, gas, water and multi-utilities industries detracted. Elsewhere among notable individual stocks, a position in Denbury Resources was also a leading detractor. The price of the energy company fell precipitously in October on oil price volatility and investor concern over its announcement to acquire Penn Virginia. We have closed the position. Natural and organic food product distributor United Natural Foods also provided a headwind to results. The stock declined throughout much of the first six months of the period after it announced its purchase of food distributor Supervalu. We no longer hold the stock.

Health Care and Energy Were Additive

In health care, stock choices within the life sciences tools and services, health care providers and services, biotechnology and pharmaceuticals industries were the largest drivers of positive returns. In life sciences tools and services, a position in Medpace Holdings was among the best performing stocks for the period. The research company maintains high scores for quality and value. Health care service provider The Ensign Group was also a top individual contributor to results. The stock rose throughout the latter half of the period and maintains high scores for quality and growth.

* Fund returns would have been lower if a portion of the fees had not been waived.

3

Stock selection within the energy sector also helped relative results. Choices within the oil, gas and consumable fuels industry benefited performance, such as CVR Energy and NACCO Industries. Selections within energy equipment and services also helped. Among other notable individual contributors, Lattice Semiconductor was a top-performing stock. The price rose throughout the second half of the period after beating expectations and raising guidance. The company earns positive scores for growth, quality and sentiment. Outdoor apparel and shoe company Deckers Outdoor was also a leading driver of performance. The stock rose over the period on the back of several earnings beats and guidance increases. Deckers Outdoor scores well on our quality, sentiment and growth factors.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the portfolio’s largest relative overweights were in the industrials and information technology sectors. In industrials, we find attractive investment opportunities within the road and rail and professional services industries. In information technology, our models indicate opportunity in the software and semiconductors and semiconductor equipment industries. Conversely, we reduced our exposure to materials stocks during the period. The sector is now among the largest relative underweight positions. We feel there is a comparative lack of opportunity in the sector, particularly within the chemicals industry. The utilities sector also shows a lack of opportunity and was also a significant relative underweight at period-end.

4

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
Tetra Tech, Inc.	0.9%
EMCOR Group, Inc.	0.9%
Essent Group Ltd.	0.9%
Haemonetics Corp.	0.9%
Herman Miller, Inc.	0.9%
Radian Group, Inc.	0.9%
Ensign Group, Inc. (The)	0.8%
Tech Data Corp.	0.8%
Lattice Semiconductor Corp.	0.8%
Integer Holdings Corp.	0.8%

Top Five Industries	% of net assets
Banks	7.6%
Software	6.9%
Equity Real Estate Investment Trusts (REITs)	5.6%
Biotechnology	5.3%
Specialty Retail	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.6%
Temporary Cash Investments	0.9%
Temporary Cash Investments - Securities Lending Collateral	1.1%
Other Assets and Liabilities	(2.6)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,138.60	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.74	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 100.6%
Aerospace and Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc.(1)	14,088	$630,720
Curtiss-Wright Corp.	18,236	2,318,343
Ducommun, Inc.(1)	6,711	302,465
Vectrus, Inc.(1)	19,374	785,809
		4,037,337
Air Freight and Logistics — 0.3%
Hub Group, Inc., Class A(1)	25,579	1,073,806
Banks — 7.6%
Bancorp, Inc. (The)(1)	213,024	1,900,174
Bank of NT Butterfield & Son Ltd. (The)	72,641	2,466,888
Banner Corp.	43,251	2,342,042
Boston Private Financial Holdings, Inc.	52,586	634,713
Bryn Mawr Bank Corp.	740	27,617
Camden National Corp.	7,962	365,217
Central Pacific Financial Corp.	84,060	2,518,437
Chemical Financial Corp.	12,265	504,214
Enterprise Financial Services Corp.	43,965	1,828,944
Financial Institutions, Inc.	40,326	1,175,503
First Citizens BancShares, Inc., Class A	4,715	2,123,023
First Commonwealth Financial Corp.	31,616	425,867
First Financial Corp.	1,710	68,674
First Merchants Corp.	65,538	2,483,890
IBERIABANK Corp.	7,961	603,842
Independent Bank Corp.	80,856	1,761,852
International Bancshares Corp.	69,194	2,609,306
Lakeland Bancorp, Inc.	17,197	277,731
OFG Bancorp	52,545	1,248,995
Renasant Corp.	24,519	881,213
United Community Banks, Inc.	103,423	2,953,761
WesBanco, Inc.	10,714	413,025
		29,614,928
Beverages — 0.6%
Coca-Cola Consolidated, Inc.	7,326	2,192,306
Biotechnology — 5.3%
Aduro Biotech, Inc.(1)	31,302	48,205
Akcea Therapeutics, Inc.(1)(2)	10,235	240,011
AMAG Pharmaceuticals, Inc.(1)	12,652	126,393
Anika Therapeutics, Inc.(1)	21,595	877,189
Arena Pharmaceuticals, Inc.(1)	22,422	1,314,602
Arrowhead Pharmaceuticals, Inc.(1)(2)	58,889	1,560,558
BioSpecifics Technologies Corp.(1)	12,280	733,239

7

	Shares	Value
CareDx, Inc.(1)	33,042	$1,189,182
Denali Therapeutics, Inc.(1)(2)	9,087	188,646
Dicerna Pharmaceuticals, Inc.(1)	59,976	944,622
Eagle Pharmaceuticals, Inc.(1)	15,631	870,334
Esperion Therapeutics, Inc.(1)	19,673	915,188
Exelixis, Inc.(1)	39,418	842,363
Genomic Health, Inc.(1)	18,250	1,061,603
Halozyme Therapeutics, Inc.(1)	80,225	1,378,265
Intrexon Corp.(1)(2)	14,853	113,774
Ironwood Pharmaceuticals, Inc.(1)	96,264	1,053,128
Ligand Pharmaceuticals, Inc.(1)	7,496	855,668
Myriad Genetics, Inc.(1)	46,372	1,288,214
Natera, Inc.(1)	28,529	786,830
Pieris Pharmaceuticals, Inc.(1)	216,056	1,015,463
Prothena Corp. plc(1)	88,161	931,862
Puma Biotechnology, Inc.(1)	34,083	433,195
Veracyte, Inc.(1)	32,757	933,902
Voyager Therapeutics, Inc.(1)	40,687	1,107,500
		20,809,936
Capital Markets — 1.8%
Artisan Partners Asset Management, Inc., Class A	43,200	1,188,864
Blucora, Inc.(1)	67,343	2,045,207
Diamond Hill Investment Group, Inc.	1,069	151,499
Piper Jaffray Cos.	28,322	2,103,475
Waddell & Reed Financial, Inc., Class A	78,131	1,302,444
Westwood Holdings Group, Inc.	10,838	381,497
		7,172,986
Chemicals — 0.5%
FutureFuel Corp.	15,737	183,965
Hawkins, Inc.	2,067	89,728
Innophos Holdings, Inc.	12,834	373,598
Kraton Corp.(1)	31,010	963,481
Tredegar Corp.	21,240	353,009
		1,963,781
Commercial Services and Supplies — 4.0%
Cimpress NV(1)	26,047	2,367,412
Herman Miller, Inc.	74,918	3,348,834
Kimball International, Inc., Class B	8,450	147,283
Knoll, Inc.	116,351	2,673,746
McGrath RentCorp	12,886	800,865
Steelcase, Inc., Class A	147,166	2,516,539
Tetra Tech, Inc.	46,111	3,622,019
		15,476,698
Communications Equipment — 1.9%
Acacia Communications, Inc.(1)	46,253	2,181,291
Ciena Corp.(1)	57,379	2,359,998
Comtech Telecommunications Corp.	11,415	320,876

8

	Shares	Value
Plantronics, Inc.	34,292	$1,270,176
Viavi Solutions, Inc.(1)	93,077	1,236,993
		7,369,334
Construction and Engineering — 2.5%
Comfort Systems USA, Inc.	49,833	2,540,984
EMCOR Group, Inc.	40,957	3,608,312
Great Lakes Dredge & Dock Corp.(1)	96,594	1,066,398
MasTec, Inc.(1)	46,398	2,390,889
		9,606,583
Construction Materials — 0.1%
US Concrete, Inc.(1)	10,783	535,807
Consumer Finance — 1.5%
Curo Group Holdings Corp.(1)	50,080	553,384
Enova International, Inc.(1)	105,814	2,439,013
Green Dot Corp., Class A(1)	44,554	2,178,691
World Acceptance Corp.(1)	2,905	476,739
		5,647,827
Distributors — 0.7%
Core-Mark Holding Co., Inc.	71,713	2,848,440
Diversified Consumer Services — 1.1%
American Public Education, Inc.(1)	30,230	894,203
Career Education Corp.(1)	30,180	575,533
Houghton Mifflin Harcourt Co.(1)	95,737	551,445
K12, Inc.(1)	73,649	2,239,666
		4,260,847
Diversified Financial Services — 0.3%
On Deck Capital, Inc.(1)	245,141	1,017,335
Diversified Telecommunication Services — 0.7%
Consolidated Communications Holdings, Inc.(2)	407,416	2,008,561
Liberty Latin America Ltd., Class C(1)	23,067	396,522
Ooma, Inc.(1)	13,288	139,258
		2,544,341
Electric Utilities — 1.0%
ALLETE, Inc.	13,882	1,155,121
Otter Tail Corp.	39,710	2,097,085
PNM Resources, Inc.	15,753	801,986
		4,054,192
Electrical Equipment — 2.7%
Allied Motion Technologies, Inc.	2,249	85,237
Atkore International Group, Inc.(1)	106,696	2,760,226
AZZ, Inc.	52,873	2,433,215
Encore Wire Corp.	39,117	2,291,474
Generac Holdings, Inc.(1)	41,020	2,847,198
		10,417,350
Electronic Equipment, Instruments and Components — 2.5%
Insight Enterprises, Inc.(1)	42,617	2,480,309
PC Connection, Inc.	22,595	790,373

9

	Shares	Value
Sanmina Corp.(1)	18,917	$572,807
ScanSource, Inc.(1)	14,368	467,822
Tech Data Corp.(1)	31,028	3,245,529
Vishay Precision Group, Inc.(1)	53,610	2,178,174
		9,735,014
Energy Equipment and Services — 1.9%
Helix Energy Solutions Group, Inc.(1)	319,968	2,761,324
Matrix Service Co.(1)	105,663	2,140,732
ProPetro Holding Corp.(1)	23,303	482,372
SEACOR Holdings, Inc.(1)	46,468	2,207,695
		7,592,123
Entertainment — 0.9%
Glu Mobile, Inc.(1)	282,974	2,031,753
IMAX Corp.(1)	63,205	1,276,741
Rosetta Stone, Inc.(1)	6,419	146,867
		3,455,361
Equity Real Estate Investment Trusts (REITs) — 5.6%
American Assets Trust, Inc.	53,589	2,525,114
Bluerock Residential Growth REIT, Inc.	8,620	101,285
CareTrust REIT, Inc.	114,135	2,714,130
CoreCivic, Inc.	42,555	883,442
Cousins Properties, Inc.	25,844	934,778
GEO Group, Inc. (The)	125,851	2,644,130
Industrial Logistics Properties Trust	65,077	1,354,903
Lexington Realty Trust	57,263	538,845
LTC Properties, Inc.	9,360	427,378
Mack-Cali Realty Corp.	29,874	695,765
New Senior Investment Group, Inc.	133,770	898,934
PS Business Parks, Inc.	15,814	2,665,133
RLJ Lodging Trust	155,193	2,753,124
Saul Centers, Inc.	4,761	267,235
Sunstone Hotel Investors, Inc.	33,562	460,135
Tanger Factory Outlet Centers, Inc.(2)	130,258	2,111,482
		21,975,813
Food and Staples Retailing†
Natural Grocers by Vitamin Cottage, Inc.(1)	12,658	127,213
Food Products — 0.2%
Lancaster Colony Corp.	5,160	766,776
Health Care Equipment and Supplies — 4.0%
AngioDynamics, Inc.(1)	75,656	1,489,667
Atrion Corp.	253	215,743
CONMED Corp.	19,774	1,692,061
Haemonetics Corp.(1)	28,596	3,441,243
Integer Holdings Corp.(1)	35,439	2,974,041
Meridian Bioscience, Inc.	15,498	184,116
OraSure Technologies, Inc.(1)	110,227	1,022,907
Orthofix Medical, Inc.(1)	13,260	701,189

10

	Shares	Value
Quidel Corp.(1)	8,539	$506,533
STAAR Surgical Co.(1)	61,179	1,797,439
Surmodics, Inc.(1)	39,414	1,701,502
		15,726,441
Health Care Providers and Services — 2.7%
Amedisys, Inc.(1)	21,943	2,664,099
Brookdale Senior Living, Inc.(1)	207,266	1,494,388
CorVel Corp.(1)	15,201	1,322,639
Ensign Group, Inc. (The)	58,025	3,302,783
National HealthCare Corp.	22,199	1,801,449
		10,585,358
Health Care Technology — 1.5%
Computer Programs & Systems, Inc.	66,225	1,840,393
HealthStream, Inc.(1)	82,071	2,122,356
Inovalon Holdings, Inc., Class A(1)(2)	24,788	359,674
Omnicell, Inc.(1)	18,054	1,553,185
		5,875,608
Hotels, Restaurants and Leisure — 2.9%
BJ's Restaurants, Inc.	44,478	1,954,363
Bloomin' Brands, Inc.	77,895	1,472,995
Boyd Gaming Corp.	47,104	1,268,982
Cheesecake Factory, Inc. (The)(2)	50,768	2,219,577
Dave & Buster's Entertainment, Inc.	41,343	1,673,151
Jack in the Box, Inc.	6,400	520,896
Ruth's Hospitality Group, Inc.	90,118	2,046,580
		11,156,544
Household Durables — 0.1%
Skyline Champion Corp.(1)	3,295	90,217
Universal Electronics, Inc.(1)	6,473	265,523
		355,740
Insurance — 2.0%
Argo Group International Holdings Ltd.	31,022	2,297,179
FBL Financial Group, Inc., Class A	1,219	77,772
Heritage Insurance Holdings, Inc.	12,576	193,796
Horace Mann Educators Corp.	9,536	384,206
James River Group Holdings Ltd.	12,646	593,098
National General Holdings Corp.	80,696	1,851,166
National Western Life Group, Inc., Class A	1,319	338,983
Safety Insurance Group, Inc.	5,823	553,942
Stewart Information Services Corp.	32,225	1,304,790
		7,594,932
Interactive Media and Services — 1.1%
Care.com, Inc.(1)	126,028	1,383,787
Liberty TripAdvisor Holdings, Inc., Class A(1)	117,564	1,457,794
Meet Group, Inc. (The)(1)	312,726	1,088,287
QuinStreet, Inc.(1)	11,565	183,305
		4,113,173

11

	Shares	Value
Internet and Direct Marketing Retail — 0.7%
1-800-Flowers.com, Inc., Class A(1)	105,423	$1,990,386
Liberty Expedia Holdings, Inc., Class A(1)	13,323	636,706
		2,627,092
IT Services — 1.8%
CACI International, Inc., Class A(1)	12,352	2,527,096
Carbonite, Inc.(1)	49,036	1,276,897
Endurance International Group Holdings, Inc.(1)	140,479	674,299
EVERTEC, Inc.	83,255	2,722,439
		7,200,731
Leisure Products — 0.5%
Malibu Boats, Inc., Class A(1)	10,616	412,431
MasterCraft Boat Holdings, Inc.(1)	83,932	1,644,228
		2,056,659
Life Sciences Tools and Services — 1.4%
Medpace Holdings, Inc.(1)	44,077	2,883,517
NeoGenomics, Inc.(1)	108,191	2,373,711
		5,257,228
Machinery — 1.9%
Albany International Corp., Class A	25,737	2,133,855
Franklin Electric Co., Inc.	14,143	671,793
Miller Industries, Inc.	2,671	82,133
SPX Corp.(1)	40,068	1,323,045
SPX FLOW, Inc.(1)	24,492	1,025,235
Tennant Co.	2,703	165,424
TriMas Corp.(1)	66,690	2,065,389
		7,466,874
Media — 1.1%
Fluent, Inc.(1)	105,159	565,755
Gray Television, Inc.(1)	96,863	1,587,585
New Media Investment Group, Inc.	138,080	1,303,475
Nexstar Media Group, Inc., Class A	9,109	920,009
		4,376,824
Metals and Mining — 0.5%
Kaiser Aluminum Corp.	20,756	2,025,993
Multi-Utilities — 0.1%
Black Hills Corp.	3,153	246,470
Oil, Gas and Consumable Fuels — 2.7%
Arch Coal, Inc., Class A(2)	28,508	2,685,739
CVR Energy, Inc.	57,046	2,851,729
Delek US Holdings, Inc.	67,117	2,719,581
Midstates Petroleum Co., Inc.(1)	45,484	267,901
NACCO Industries, Inc., Class A	34,400	1,786,736
Renewable Energy Group, Inc.(1)	7,104	112,669
		10,424,355
Paper and Forest Products — 0.4%
Boise Cascade Co.	33,416	939,324

12

	Shares	Value
Verso Corp., Class A(1)	29,646	$564,756
		1,504,080
Personal Products — 0.7%
Medifast, Inc.	20,777	2,665,689
Pharmaceuticals — 1.7%
Collegium Pharmaceutical, Inc.(1)	64,220	844,493
Corcept Therapeutics, Inc.(1)	36,628	408,402
Horizon Therapeutics plc(1)	73,162	1,760,278
Innoviva, Inc.(1)	75,577	1,100,401
Pacira BioSciences, Inc.(1)	29,257	1,272,387
Phibro Animal Health Corp., Class A	7,141	226,870
Supernus Pharmaceuticals, Inc.(1)	31,273	1,034,823
		6,647,654
Professional Services — 3.4%
ASGN, Inc.(1)	44,951	2,724,031
Barrett Business Services, Inc.	15,255	1,260,063
BG Staffing, Inc.	38,408	725,143
Heidrick & Struggles International, Inc.	68,597	2,055,852
Insperity, Inc.	8,009	978,219
Kforce, Inc.	56,983	1,999,534
Korn Ferry	8,506	340,835
TriNet Group, Inc.(1)	20,424	1,384,747
TrueBlue, Inc.(1)	75,210	1,659,133
		13,127,557
Real Estate Management and Development — 0.2%
Newmark Group, Inc., Class A	98,067	880,642
RMR Group, Inc. (The), Class A	999	46,933
		927,575
Road and Rail — 2.0%
ArcBest Corp.	66,282	1,863,187
Marten Transport Ltd.	69,795	1,266,779
Saia, Inc.(1)	29,371	1,899,423
Werner Enterprises, Inc.	51,344	1,595,772
YRC Worldwide, Inc.(1)	262,548	1,058,068
		7,683,229
Semiconductors and Semiconductor Equipment — 3.5%
Diodes, Inc.(1)	74,822	2,721,276
Inphi Corp.(1)	46,152	2,312,215
Lattice Semiconductor Corp.(1)	212,173	3,095,604
Nanometrics, Inc.(1)	62,415	2,166,425
NeoPhotonics Corp.(1)	173,995	727,299
Semtech Corp.(1)	52,124	2,504,558
		13,527,377
Software — 6.9%
ACI Worldwide, Inc.(1)	77,661	2,666,879
Altair Engineering, Inc., Class A(1)	7,910	319,485
Appfolio, Inc., Class A(1)	12,205	1,248,205

13

	Shares	Value
Aspen Technology, Inc.(1)	9,073	$1,127,592
Box, Inc., Class A(1)	128,384	2,260,842
ChannelAdvisor Corp.(1)	17,185	150,541
CommVault Systems, Inc.(1)	39,370	1,953,539
Cornerstone OnDemand, Inc.(1)	50,902	2,948,753
eGain Corp.(1)	42,954	349,646
Fair Isaac Corp.(1)	7,309	2,295,172
MobileIron, Inc.(1)	86,497	536,281
Model N, Inc.(1)	119,209	2,324,576
Paylocity Holding Corp.(1)	15,341	1,439,293
Progress Software Corp.	64,852	2,828,844
SPS Commerce, Inc.(1)	26,414	2,699,775
Verint Systems, Inc.(1)	16,377	880,755
Zendesk, Inc.(1)	10,784	960,100
		26,990,278
Specialty Retail — 4.6%
American Eagle Outfitters, Inc.	135,406	2,288,362
Barnes & Noble Education, Inc.(1)	407,711	1,369,909
Conn's, Inc.(1)	19,071	339,845
Genesco, Inc.(1)	49,117	2,077,158
Hibbett Sports, Inc.(1)	77,356	1,407,879
Lithia Motors, Inc., Class A	2,989	355,034
Murphy USA, Inc.(1)	31,212	2,622,744
Rent-A-Center, Inc.(1)	86,814	2,311,857
Shoe Carnival, Inc.(2)	64,179	1,771,340
Sleep Number Corp.(1)	48,414	1,955,442
Zumiez, Inc.(1)	53,864	1,405,850
		17,905,420
Technology Hardware, Storage and Peripherals — 0.8%
Avid Technology, Inc.(1)	103,476	943,701
Pure Storage, Inc., Class A(1)	21,896	334,352
Stratasys Ltd.(1)	58,625	1,721,816
		2,999,869
Textiles, Apparel and Luxury Goods — 1.5%
Crocs, Inc.(1)	107,695	2,126,976
Deckers Outdoor Corp.(1)	16,818	2,959,464
Vera Bradley, Inc.(1)	52,280	627,360
		5,713,800
Thrifts and Mortgage Finance — 4.0%
Essent Group Ltd.(1)	74,599	3,505,407
Flagstar Bancorp, Inc.	66,771	2,212,791
MGIC Investment Corp.(1)	141,063	1,853,568
NMI Holdings, Inc., Class A(1)	82,899	2,353,503
Radian Group, Inc.	146,017	3,336,488
Walker & Dunlop, Inc.	45,708	2,432,123
		15,693,880

14

	Shares	Value
Trading Companies and Distributors — 0.9%
Applied Industrial Technologies, Inc.	38,325	$2,358,137
Rush Enterprises, Inc., Class A	36,350	1,327,502
		3,685,639
Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	15,781	607,884
Spok Holdings, Inc.	39,011	586,726
		1,194,610
TOTAL COMMON STOCKS (Cost $369,511,124)		391,652,813
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $3,211,431), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $3,153,679)		3,153,088
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $612,401), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $598,062)		598,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,884	2,884
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,753,972)		3,753,972
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,173,992)	4,173,992	4,173,992
TOTAL INVESTMENT SECURITIES — 102.6% (Cost $377,439,088)		399,580,777
OTHER ASSETS AND LIABILITIES — (2.6)%		(10,286,982)
TOTAL NET ASSETS — 100.0%		$389,293,795

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,934,750. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $6,113,052, which includes securities collateral of $1,939,060.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $373,265,096)	$395,406,785
Investment made with cash collateral received for securities on loan, at value (cost of $4,173,992)	4,173,992
Total investment securities, at value (cost of $377,439,088)	399,580,777
Dividends and interest receivable	251,132
Securities lending receivable	2,226
399,834,135

Liabilities
Payable for collateral received for securities on loan	4,173,992
Payable for capital shares redeemed	6,366,348
10,540,340

Net Assets	$389,293,795

G Class Capital Shares, $0.01 Par Value
Shares authorized	340,000,000
Shares outstanding	48,364,128

Net Asset Value Per Share	$8.05

Net Assets Consist of:
Capital (par value and paid-in surplus)	$379,751,446
Distributable earnings	9,542,349
$389,293,795

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,276)	$4,488,887
Interest	78,106
Securities lending, net	5,188
4,572,181

Expenses:
Management fees	2,614,582
Directors' fees and expenses	27,931
Other expenses	2,565
2,645,078
Fees waived	(2,614,582)
30,496

Net investment income (loss)	4,541,685

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,017,605
Futures contract transactions	713,046
6,730,651

Change in net unrealized appreciation (depreciation) on investments	(37,484,258)

Net realized and unrealized gain (loss)	(30,753,607)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,211,922)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$4,541,685	$3,964,550
Net realized gain (loss)	6,730,651	43,989,451
Change in net unrealized appreciation (depreciation)	(37,484,258)	12,517,018
Net increase (decrease) in net assets resulting from operations	(26,211,922)	60,471,019

Distributions to Shareholders
From earnings(1)	(56,176,953)	(59,035,626)

Capital Share Transactions
Proceeds from shares sold	80,352,886	29,785,693
Proceeds from reinvestment of distributions	56,176,953	59,035,626
Payments for shares redeemed	(88,875,472)	(105,178,093)
Net increase (decrease) in net assets from capital share transactions	47,654,367	(16,356,774)

Net increase (decrease) in net assets	(34,734,508)	(14,921,381)

Net Assets
Beginning of period	424,028,303	438,949,684
End of period	$389,293,795	$424,028,303

Transactions in Shares of the Fund
Sold	9,403,297	2,936,932
Issued in reinvestment of distributions	7,412,688	6,185,583
Redeemed	(10,218,914)	(10,098,030)
Net increase (decrease) in shares of the fund	6,597,071	(975,515)

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(2,762,976). Distributions from net realized gains were $(56,272,650).

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

19

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related

20

collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,173,992	—	—	—	$4,173,992
Gross amount of recognized liabilities for securities lending transactions					$4,173,992

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2019 was 0.66% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,001,208 and $5,358,215, respectively. The effect of interfund transactions on the Statement of Operations was $823,901 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $432,416,764 and $429,547,905, respectively.

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5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$391,652,813	—	—
Temporary Cash Investments	2,884	$3,751,088	—
Temporary Cash Investments - Securities Lending Collateral	4,173,992	—	—
	$395,829,689	$3,751,088	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $713,046 in net realized gain (loss) on futures contract transactions.

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7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$10,321,296	$4,543,376
Long-term capital gains	$45,855,657	$54,492,250

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$379,086,135
Gross tax appreciation of investments	$45,903,346
Gross tax depreciation of investments	(25,408,704)
Net tax appreciation (depreciation) of investments	$20,494,642
Undistributed ordinary income	$1,967,507
Post-October capital loss deferral	$(12,919,800)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$10.15	0.10	(0.89)	(0.79)	(0.10)	(1.21)	(1.31)	$8.05	(6.96)%	0.01%	0.67%	1.15%	0.49%	109%	$389,294
2018	$10.27	0.09	1.26	1.35	(0.06)	(1.41)	(1.47)	$10.15	14.13%	0.06%	0.66%	0.90%	0.30%	99%	$424,028
2017	$8.51	0.05	1.77	1.82	(0.06)	—	(0.06)	$10.27	21.42%	0.67%	0.67%	0.57%	0.57%	118%	$438,950
2016	$10.13	0.05	(0.89)	(0.84)	(0.05)	(0.73)	(0.78)	$8.51	(8.27)%	0.67%	0.67%	0.56%	0.56%	107%	$392,337
2015	$11.00	0.04	0.41	0.45	(0.03)	(1.29)	(1.32)	$10.13	5.12%	0.67%	0.67%	0.43%	0.43%	119%	$353,174

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Small Company Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.
For corporate taxpayers, the fund hereby designates $4,650,064, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.
The fund hereby designates $45,855,657, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.
The fund hereby designates $6,105,965 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92998 1908

Annual Report

June 30, 2019

Small Company Fund
Investor Class (ASQIX)
I Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)
R5 Class (ASQGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	-7.66%	3.87%	12.43%	—	7/31/98
Russell 2000 Index	—	-3.31%	7.06%	13.44%	—	—
I Class	ASCQX	-7.50%	4.07%	12.66%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		-7.90%	3.61%	12.17%	—
With sales charge		-13.19%	2.40%	11.50%	—
C Class	ASQCX	-8.60%	2.84%	—	9.28%	3/1/10
R Class	ASCRX	-8.15%	3.35%	11.88%	—	8/29/03
R5 Class	ASQGX	-7.49%	—	—	2.83%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2019
Investor Class — $32,299

Russell 2000 Index — $35,313

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.86%	0.66%	1.11%	1.86%	1.36%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Steven Rossi

Performance Summary

Small Company returned -7.66%* for the fiscal year ended June 30, 2019, compared with the -3.31% return of its benchmark, the Russell 2000 Index.

Small Company fell during the fiscal year and trailed the return of its benchmark, the Russell 2000 Index. Stock choices in the consumer discretionary and communication services sectors detracted most from performance, while selections in the health care and energy sectors benefited fund results.

Stock Choices Across Several Sectors Detracted from Relative Returns

Stock choices were the largest driver of the fund’s 12-month results. Picks in the consumer discretionary sector detracted most from performance, primarily within the specialty retail and hotels, restaurants and leisure industries. A position in Tailored Brands, a clothing retailer, was among the top individual detractors. The stock slid throughout the second half of the period after management issued lower-than-expected earnings guidance. We have since exited the stock. BJ’s Restaurants also weighed on results and was among the top detractors from overall performance. Positioning in the household durables and leisure products industries also provided a headwind.

Stock selection within communication services also negatively affected the portfolio, particularly within the media industry. Within interactive media and services, a position in Care.com was among the largest individual detractor. The caretaker procurement website has been under pressure due to negative press and critique of its caregiver vetting process. The share price fell throughout the last several months of the period. Positioning within the entertainment and wireless telecommunication services industries also detracted from relative returns.

Within the utilities sector, positioning within the electric, gas, water and multi-utilities industries detracted. Elsewhere among notable individual stocks, a position in Denbury Resources was also a leading detractor. The price of the energy company fell precipitously in October on oil price volatility and investor concern over its announcement to acquire Penn Virginia. We have closed the position. Natural and organic food product distributor United Natural Foods also provided a headwind to results. The stock declined throughout much of the first six months of the period after it announced its purchase of food distributor Supervalu. We no longer hold the stock.

Health Care and Energy Were Additive

In health care, stock choices within the life sciences tools and services, health care providers and services, biotechnology and pharmaceuticals industries were the largest drivers of positive returns. In life sciences tools and services, a position in Medpace Holdings was among the best performing stocks for the period. The research company maintains high scores for quality and value. Health care service provider The Ensign Group was also a top individual contributor to results. The stock rose throughout the latter half of the period and maintains high scores for quality and growth.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection within the energy sector also helped relative results. Choices within the oil, gas and consumable fuels industry benefited performance, such as CVR Energy and NACCO Industries. Selections within energy equipment and services also helped. Among other notable individual contributors, Lattice Semiconductor was a top-performing stock. The price rose throughout the second half of the period after beating expectations and raising guidance. The company earns positive scores for growth, quality and sentiment. Outdoor apparel and shoe company Deckers Outdoor was also a leading driver of performance. The stock rose over the period on the back of several earnings beats and guidance increases. Deckers Outdoor scores well on our quality, sentiment and growth factors.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the portfolio’s largest relative overweights were in the industrials and information technology sectors. In industrials, we find attractive investment opportunities within the road and rail and professional services industries. In information technology, our models indicate opportunity in the software and semiconductors and semiconductor equipment industries. Conversely, we reduced our exposure to materials stocks during the period. The sector is now among the largest relative underweight positions. We feel there is a comparative lack of opportunity in the sector, particularly within the chemicals industry. The utilities sector also shows a lack of opportunity and was also a significant relative underweight at period-end.

6

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
EMCOR Group, Inc.	0.9%
Tetra Tech, Inc.	0.9%
Essent Group Ltd.	0.9%
Haemonetics Corp.	0.9%
Ensign Group, Inc. (The)	0.8%
Radian Group, Inc.	0.8%
Herman Miller, Inc.	0.8%
Tech Data Corp.	0.8%
Lattice Semiconductor Corp.	0.8%
Integer Holdings Corp.	0.7%

Top Five Industries	% of net assets
Banks	7.5%
Software	6.8%
Equity Real Estate Investment Trusts (REITs)	5.4%
Biotechnology	5.2%
Specialty Retail	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.5%
Temporary Cash Investments - Securities Lending Collateral	1.0%
Other Assets and Liabilities	(1.0)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,133.10	$4.60	0.87%
I Class	$1,000	$1,134.10	$3.55	0.67%
A Class	$1,000	$1,131.70	$5.92	1.12%
C Class	$1,000	$1,127.30	$9.86	1.87%
R Class	$1,000	$1,130.60	$7.24	1.37%
R5 Class	$1,000	$1,134.00	$3.55	0.67%
Hypothetical
Investor Class	$1,000	$1,020.48	$4.36	0.87%
I Class	$1,000	$1,021.47	$3.36	0.67%
A Class	$1,000	$1,019.24	$5.61	1.12%
C Class	$1,000	$1,015.52	$9.35	1.87%
R Class	$1,000	$1,018.00	$6.85	1.37%
R5 Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc.(1)	20,495	$917,561
Curtiss-Wright Corp.	27,645	3,514,509
Ducommun, Inc.(1)	11,180	503,883
Vectrus, Inc.(1)	28,912	1,172,671
		6,108,624
Air Freight and Logistics — 0.3%
Hub Group, Inc., Class A(1)	38,642	1,622,191
Banks — 7.5%
Bancorp, Inc. (The)(1)	318,153	2,837,925
Bank of NT Butterfield & Son Ltd. (The)	107,076	3,636,301
Banner Corp.	66,421	3,596,697
Boston Private Financial Holdings, Inc.	71,987	868,883
Bryn Mawr Bank Corp.	2,296	85,687
Camden National Corp.	14,469	663,693
Central Pacific Financial Corp.	129,334	3,874,847
Chemical Financial Corp.	17,807	732,046
Enterprise Financial Services Corp.	66,901	2,783,081
Financial Institutions, Inc.	59,984	1,748,533
First Citizens BancShares, Inc., Class A	7,451	3,354,962
First Commonwealth Financial Corp.	63,430	854,402
First Financial Corp.	3,257	130,801
First Merchants Corp.	97,860	3,708,894
IBERIABANK Corp.	16,284	1,235,141
Independent Bank Corp.	124,546	2,713,857
International Bancshares Corp.	104,880	3,955,025
Lakeland Bancorp, Inc.	30,371	490,492
OFG Bancorp	84,114	1,999,390
Renasant Corp.	37,828	1,359,538
United Community Banks, Inc.	155,703	4,446,878
WesBanco, Inc.	19,831	764,485
		45,841,558
Beverages — 0.6%
Coca-Cola Consolidated, Inc.	11,358	3,398,881
Biotechnology — 5.2%
Aduro Biotech, Inc.(1)	40,964	63,085
Akcea Therapeutics, Inc.(1)(2)	16,351	383,431
AMAG Pharmaceuticals, Inc.(1)	19,038	190,190
Anika Therapeutics, Inc.(1)	34,140	1,386,767
Arena Pharmaceuticals, Inc.(1)	35,256	2,067,059
Arrowhead Pharmaceuticals, Inc.(1)	92,130	2,441,445
BioSpecifics Technologies Corp.(1)	19,834	1,184,288

10

	Shares	Value
CareDx, Inc.(1)	52,067	$1,873,891
Denali Therapeutics, Inc.(1)(2)	15,391	319,517
Dicerna Pharmaceuticals, Inc.(1)	93,543	1,473,302
Eagle Pharmaceuticals, Inc.(1)	24,129	1,343,503
Esperion Therapeutics, Inc.(1)	29,637	1,378,713
Exelixis, Inc.(1)	60,296	1,288,525
Genomic Health, Inc.(1)	27,784	1,616,195
Halozyme Therapeutics, Inc.(1)	118,027	2,027,704
Intrexon Corp.(1)(2)	21,686	166,115
Ironwood Pharmaceuticals, Inc.(1)	144,963	1,585,895
Ligand Pharmaceuticals, Inc.(1)(2)	11,465	1,308,730
Myriad Genetics, Inc.(1)	69,524	1,931,377
Natera, Inc.(1)	45,323	1,250,008
Pieris Pharmaceuticals, Inc.(1)	336,774	1,582,838
Prothena Corp. plc(1)	134,589	1,422,606
Puma Biotechnology, Inc.(1)	52,210	663,589
Veracyte, Inc.(1)	50,544	1,441,009
Voyager Therapeutics, Inc.(1)	63,267	1,722,128
		32,111,910
Capital Markets — 1.8%
Artisan Partners Asset Management, Inc., Class A	61,382	1,689,233
Blucora, Inc.(1)	105,387	3,200,603
Diamond Hill Investment Group, Inc.	1,309	185,511
Piper Jaffray Cos.	44,866	3,332,198
Waddell & Reed Financial, Inc., Class A	118,362	1,973,095
Westwood Holdings Group, Inc.	11,300	397,760
		10,778,400
Chemicals — 0.5%
FutureFuel Corp.	25,628	299,591
Hawkins, Inc.	3,150	136,741
Innophos Holdings, Inc.	17,579	511,725
Kraton Corp.(1)	47,679	1,481,387
Tredegar Corp.	29,632	492,484
		2,921,928
Commercial Services and Supplies — 3.8%
Cimpress NV(1)	39,627	3,601,698
Herman Miller, Inc.	112,580	5,032,326
Kimball International, Inc., Class B	10,124	176,461
Knoll, Inc.	176,140	4,047,697
McGrath RentCorp	20,802	1,292,844
Steelcase, Inc., Class A	224,634	3,841,242
Tetra Tech, Inc.	69,218	5,437,074
		23,429,342
Communications Equipment — 1.8%
Acacia Communications, Inc.(1)	72,061	3,398,397
Ciena Corp.(1)	88,235	3,629,106
Comtech Telecommunications Corp.	17,927	503,928

11

	Shares	Value
Plantronics, Inc.	51,235	$1,897,744
Viavi Solutions, Inc.(1)	142,619	1,895,406
		11,324,581
Construction and Engineering — 2.4%
Comfort Systems USA, Inc.	75,707	3,860,300
EMCOR Group, Inc.	62,966	5,547,305
Great Lakes Dredge & Dock Corp.(1)	153,664	1,696,450
MasTec, Inc.(1)	72,247	3,722,888
		14,826,943
Construction Materials — 0.1%
US Concrete, Inc.(1)	18,048	896,805
Consumer Finance — 1.4%
Curo Group Holdings Corp.(1)	76,653	847,016
Enova International, Inc.(1)	159,073	3,666,633
Green Dot Corp., Class A(1)	67,135	3,282,901
World Acceptance Corp.(1)	5,019	823,668
		8,620,218
Distributors — 0.7%
Core-Mark Holding Co., Inc.	107,371	4,264,776
Diversified Consumer Services — 1.1%
American Public Education, Inc.(1)	44,496	1,316,192
Career Education Corp.(1)	46,823	892,914
Houghton Mifflin Harcourt Co.(1)	146,099	841,530
K12, Inc.(1)	112,624	3,424,896
		6,475,532
Diversified Financial Services — 0.3%
On Deck Capital, Inc.(1)	375,620	1,558,823
Diversified Telecommunication Services — 0.6%
Consolidated Communications Holdings, Inc.(2)	615,674	3,035,273
Liberty Latin America Ltd., Class C(1)	35,400	608,526
Ooma, Inc.(1)	17,295	181,251
		3,825,050
Electric Utilities — 0.9%
ALLETE, Inc.	18,977	1,579,076
Otter Tail Corp.	58,024	3,064,247
PNM Resources, Inc.	23,079	1,174,952
		5,818,275
Electrical Equipment — 2.6%
Allied Motion Technologies, Inc.	3,525	133,598
Atkore International Group, Inc.(1)	164,064	4,244,336
AZZ, Inc.	78,402	3,608,060
Encore Wire Corp.	60,387	3,537,470
Generac Holdings, Inc.(1)	63,273	4,391,779
		15,915,243
Electronic Equipment, Instruments and Components — 2.5%
Insight Enterprises, Inc.(1)	65,822	3,830,840
PC Connection, Inc.	34,166	1,195,127

12

	Shares	Value
Sanmina Corp.(1)	29,359	$888,991
ScanSource, Inc.(1)	23,604	768,546
Tech Data Corp.(1)	46,838	4,899,255
Vishay Precision Group, Inc.(1)	84,050	3,414,951
		14,997,710
Energy Equipment and Services — 1.9%
Helix Energy Solutions Group, Inc.(1)	488,787	4,218,232
Matrix Service Co.(1)	162,265	3,287,489
ProPetro Holding Corp.(1)	36,283	751,058
SEACOR Holdings, Inc.(1)	70,824	3,364,848
		11,621,627
Entertainment — 0.9%
Glu Mobile, Inc.(1)	439,991	3,159,135
IMAX Corp.(1)	96,653	1,952,391
Rosetta Stone, Inc.(1)	9,937	227,359
		5,338,885
Equity Real Estate Investment Trusts (REITs) — 5.4%
American Assets Trust, Inc.	78,330	3,690,910
Bluerock Residential Growth REIT, Inc.	11,954	140,459
CareTrust REIT, Inc.	173,392	4,123,262
CoreCivic, Inc.	64,534	1,339,726
Cousins Properties, Inc.	43,106	1,559,144
GEO Group, Inc. (The)	183,748	3,860,545
Industrial Logistics Properties Trust	99,294	2,067,301
Lexington Realty Trust	79,322	746,420
LTC Properties, Inc.	15,072	688,188
Mack-Cali Realty Corp.	48,721	1,134,712
New Senior Investment Group, Inc.	175,483	1,179,246
PS Business Parks, Inc.	25,121	4,233,642
RLJ Lodging Trust	225,115	3,993,540
Saul Centers, Inc.	4,736	265,832
Sunstone Hotel Investors, Inc.	54,592	748,456
Tanger Factory Outlet Centers, Inc.(2)	187,257	3,035,436
		32,806,819
Food and Staples Retailing†
Natural Grocers by Vitamin Cottage, Inc.(1)	16,471	165,534
Food Products — 0.2%
Lancaster Colony Corp.	7,169	1,065,313
Health Care Equipment and Supplies — 3.9%
AngioDynamics, Inc.(1)	114,030	2,245,251
Atrion Corp.	371	316,366
CONMED Corp.	31,053	2,657,205
Haemonetics Corp.(1)	43,847	5,276,548
Integer Holdings Corp.(1)	54,543	4,577,249
Meridian Bioscience, Inc.	20,987	249,326
OraSure Technologies, Inc.(1)	170,923	1,586,165
Orthofix Medical, Inc.(1)	20,228	1,069,657

13

	Shares	Value
Quidel Corp.(1)	13,042	$773,651
STAAR Surgical Co.(1)	92,240	2,710,011
Surmodics, Inc.(1)	60,869	2,627,715
		24,089,144
Health Care Providers and Services — 2.7%
Amedisys, Inc.(1)	33,914	4,117,499
Brookdale Senior Living, Inc.(1)	299,645	2,160,440
CorVel Corp.(1)	24,071	2,094,418
Ensign Group, Inc. (The)	90,211	5,134,810
National HealthCare Corp.	33,484	2,717,227
		16,224,394
Health Care Technology — 1.5%
Computer Programs & Systems, Inc.	101,575	2,822,769
HealthStream, Inc.(1)	128,029	3,310,830
Inovalon Holdings, Inc., Class A(1)(2)	41,971	608,999
Omnicell, Inc.(1)	28,380	2,441,532
		9,184,130
Hotels, Restaurants and Leisure — 2.8%
BJ's Restaurants, Inc.	68,273	2,999,916
Bloomin' Brands, Inc.	121,071	2,289,452
Boyd Gaming Corp.	74,972	2,019,746
Cheesecake Factory, Inc. (The)(2)	79,729	3,485,752
Dave & Buster's Entertainment, Inc.	64,789	2,622,011
Jack in the Box, Inc.	9,015	733,731
Ruth's Hospitality Group, Inc.	136,499	3,099,892
		17,250,500
Household Durables — 0.1%
Skyline Champion Corp.(1)	6,212	170,084
Universal Electronics, Inc.(1)	9,288	380,994
		551,078
Insurance — 2.0%
Argo Group International Holdings Ltd.	48,227	3,571,209
FBL Financial Group, Inc., Class A	2,624	167,411
Heritage Insurance Holdings, Inc.	16,669	256,869
Horace Mann Educators Corp.	17,663	711,642
James River Group Holdings Ltd.	19,744	925,994
National General Holdings Corp.	127,880	2,933,567
National Western Life Group, Inc., Class A	2,449	629,393
Safety Insurance Group, Inc.	7,865	748,198
Stewart Information Services Corp.	49,753	2,014,499
		11,958,782
Interactive Media and Services — 1.0%
Care.com, Inc.(1)	191,627	2,104,064
Liberty TripAdvisor Holdings, Inc., Class A(1)	182,615	2,264,426
Meet Group, Inc. (The)(1)	492,806	1,714,965
QuinStreet, Inc.(1)	20,623	326,875
		6,410,330

14

	Shares	Value
Internet and Direct Marketing Retail — 0.7%
1-800-Flowers.com, Inc., Class A(1)	164,065	$3,097,547
Liberty Expedia Holdings, Inc., Class A(1)	19,999	955,752
		4,053,299
IT Services — 1.8%
CACI International, Inc., Class A(1)	18,853	3,857,135
Carbonite, Inc.(1)	75,052	1,954,354
Endurance International Group Holdings, Inc.(1)	215,635	1,035,048
EVERTEC, Inc.	126,783	4,145,804
		10,992,341
Leisure Products — 0.5%
Malibu Boats, Inc., Class A(1)	15,632	607,303
MasterCraft Boat Holdings, Inc.(1)	129,636	2,539,569
		3,146,872
Life Sciences Tools and Services — 1.3%
Medpace Holdings, Inc.(1)	66,760	4,367,439
NeoGenomics, Inc.(1)	165,557	3,632,321
		7,999,760
Machinery — 1.9%
Albany International Corp., Class A	40,858	3,387,537
Franklin Electric Co., Inc.	21,916	1,041,010
Miller Industries, Inc.	3,878	119,249
SPX Corp.(1)	62,956	2,078,807
SPX FLOW, Inc.(1)	36,289	1,519,058
Tennant Co.	3,921	239,965
TriMas Corp.(1)	103,587	3,208,089
		11,593,715
Media — 1.1%
Fluent, Inc.(1)	167,359	900,392
Gray Television, Inc.(1)	149,349	2,447,830
New Media Investment Group, Inc.	195,769	1,848,059
Nexstar Media Group, Inc., Class A	14,022	1,416,222
		6,612,503
Metals and Mining — 0.5%
Kaiser Aluminum Corp.	30,872	3,013,416
Multi-Utilities†
Black Hills Corp.	3,168	247,643
Oil, Gas and Consumable Fuels — 2.6%
Arch Coal, Inc., Class A	43,462	4,094,555
CVR Energy, Inc.	87,010	4,349,630
Delek US Holdings, Inc.	102,538	4,154,840
Midstates Petroleum Co., Inc.(1)	70,892	417,554
NACCO Industries, Inc., Class A	52,946	2,750,015
Renewable Energy Group, Inc.(1)	11,565	183,421
		15,950,015
Paper and Forest Products — 0.4%
Boise Cascade Co.	48,479	1,362,745

15

	Shares	Value
Verso Corp., Class A(1)	47,717	$909,009
		2,271,754
Personal Products — 0.7%
Medifast, Inc.	31,204	4,003,473
Pharmaceuticals — 1.7%
Collegium Pharmaceutical, Inc.(1)	98,669	1,297,497
Corcept Therapeutics, Inc.(1)	58,670	654,171
Horizon Therapeutics plc(1)	110,469	2,657,884
Innoviva, Inc.(1)	113,979	1,659,534
Pacira BioSciences, Inc.(1)	45,467	1,977,360
Phibro Animal Health Corp., Class A	11,517	365,895
Supernus Pharmaceuticals, Inc.(1)	46,799	1,548,579
		10,160,920
Professional Services — 3.3%
ASGN, Inc.(1)	68,059	4,124,376
Barrett Business Services, Inc.	23,682	1,956,133
BG Staffing, Inc.	59,469	1,122,775
Heidrick & Struggles International, Inc.	106,337	3,186,920
Insperity, Inc.	12,332	1,506,231
Kforce, Inc.	86,289	3,027,881
Korn Ferry	13,561	543,389
TriNet Group, Inc.(1)	32,578	2,208,788
TrueBlue, Inc.(1)	115,637	2,550,952
		20,227,445
Real Estate Management and Development — 0.2%
Newmark Group, Inc., Class A	148,367	1,332,336
RMR Group, Inc. (The), Class A	1,791	84,141
		1,416,477
Road and Rail — 1.9%
ArcBest Corp.	100,731	2,831,549
Marten Transport Ltd.	106,329	1,929,871
Saia, Inc.(1)	45,598	2,948,823
Werner Enterprises, Inc.	77,413	2,405,996
YRC Worldwide, Inc.(1)	394,813	1,591,096
		11,707,335
Semiconductors and Semiconductor Equipment — 3.4%
Diodes, Inc.(1)	113,700	4,135,269
Inphi Corp.(1)	69,836	3,498,783
Lattice Semiconductor Corp.(1)	328,629	4,794,697
Nanometrics, Inc.(1)	94,732	3,288,148
NeoPhotonics Corp.(1)	272,856	1,140,538
Semtech Corp.(1)	80,914	3,887,918
		20,745,353
Software — 6.8%
ACI Worldwide, Inc.(1)	121,619	4,176,396
Altair Engineering, Inc., Class A(1)	12,990	524,666
Appfolio, Inc., Class A(1)	19,139	1,957,346

16

	Shares	Value
Aspen Technology, Inc.(1)	13,743	$1,707,980
Box, Inc., Class A(1)	191,675	3,375,397
ChannelAdvisor Corp.(1)	26,703	233,918
CommVault Systems, Inc.(1)	60,492	3,001,613
Cornerstone OnDemand, Inc.(1)	76,593	4,437,032
eGain Corp.(1)	65,921	536,597
Fair Isaac Corp.(1)	11,525	3,619,080
MobileIron, Inc.(1)	131,310	814,122
Model N, Inc.(1)	180,287	3,515,597
Paylocity Holding Corp.(1)	23,862	2,238,733
Progress Software Corp.	100,158	4,368,892
SPS Commerce, Inc.(1)	40,925	4,182,944
Verint Systems, Inc.(1)	25,670	1,380,533
Zendesk, Inc.(1)	16,651	1,482,439
		41,553,285
Specialty Retail — 4.5%
American Eagle Outfitters, Inc.	208,023	3,515,589
Barnes & Noble Education, Inc.(1)	620,108	2,083,563
Conn's, Inc.(1)	30,103	536,435
Genesco, Inc.(1)	74,009	3,129,841
Hibbett Sports, Inc.(1)	120,794	2,198,451
Lithia Motors, Inc., Class A	5,068	601,977
Murphy USA, Inc.(1)	47,040	3,952,771
Rent-A-Center, Inc.(1)	135,938	3,620,029
Shoe Carnival, Inc.(2)	98,565	2,720,394
Sleep Number Corp.(1)	74,036	2,990,314
Zumiez, Inc.(1)	83,104	2,169,014
		27,518,378
Technology Hardware, Storage and Peripherals — 0.7%
Avid Technology, Inc.(1)	158,711	1,447,444
Pure Storage, Inc., Class A(1)	29,491	450,328
Stratasys Ltd.(1)	89,579	2,630,935
		4,528,707
Textiles, Apparel and Luxury Goods — 1.4%
Crocs, Inc.(1)	162,878	3,216,840
Deckers Outdoor Corp.(1)	25,745	4,530,348
Vera Bradley, Inc.(1)	81,806	981,672
		8,728,860
Thrifts and Mortgage Finance — 3.9%
Essent Group Ltd.(1)	114,922	5,400,185
Flagstar Bancorp, Inc.	102,520	3,397,513
MGIC Investment Corp.(1)	215,610	2,833,115
NMI Holdings, Inc., Class A(1)	127,988	3,633,579
Radian Group, Inc.	221,555	5,062,532
TrustCo Bank Corp. NY	15,732	124,597
Walker & Dunlop, Inc.	68,994	3,671,171
		24,122,692

17

	Shares	Value
Tobacco — 0.5%
Vector Group Ltd.	324,893	$3,167,707
Trading Companies and Distributors — 0.9%
Applied Industrial Technologies, Inc.	57,271	3,523,885
Rush Enterprises, Inc., Class A	55,106	2,012,471
		5,536,356
Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	24,106	928,563
Spok Holdings, Inc.	56,316	846,993
		1,775,556
TOTAL COMMON STOCKS (Cost $571,014,792)		602,477,188
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $8,102,654), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $7,956,945)		7,955,452
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $1,541,560), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $1,510,157)		1,510,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,070	6,070
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,471,522)		9,471,522
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,814,034)	5,814,034	5,814,034
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $586,300,348)		617,762,744
OTHER ASSETS AND LIABILITIES — (1.0)%		(6,168,758)
TOTAL NET ASSETS — 100.0%		$611,593,986

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $8,826,562. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $9,120,142, which includes securities collateral of $3,306,108.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $580,486,314)	$611,948,710
Investment made with cash collateral received for securities on loan, at value (cost of $5,814,034)	5,814,034
Total investment securities, at value (cost of $586,300,348)	617,762,744
Receivable for capital shares sold	49,330
Dividends and interest receivable	375,544
Securities lending receivable	3,073
618,190,691

Liabilities
Payable for collateral received for securities on loan	5,814,034
Payable for capital shares redeemed	359,347
Accrued management fees	414,654
Distribution and service fees payable	8,670
6,596,705

Net Assets	$611,593,986

Net Assets Consist of:
Capital (par value and paid-in surplus)	$598,938,189
Distributable earnings	12,655,797
$611,593,986

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$566,025,277	42,635,123	$13.28
I Class, $0.01 Par Value	$18,293,264	1,369,433	$13.36
A Class, $0.01 Par Value	$14,960,423	1,160,558	$12.89*
C Class, $0.01 Par Value	$1,508,213	123,434	$12.22
R Class, $0.01 Par Value	$10,525,264	838,456	$12.55
R5 Class, $0.01 Par Value	$281,545	21,059	$13.37
*Maximum offering price $13.68 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,710)	$7,174,187
Interest	125,675
Securities lending, net	6,435
7,306,297

Expenses:
Management fees	5,306,621
Distribution and service fees:
A Class	47,487
C Class	16,807
R Class	63,534
Directors' fees and expenses	43,752
Other expenses	5,364
5,483,565

Net investment income (loss)	1,822,732

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,051,814
Futures contract transactions	(341,986)
8,709,828

Change in net unrealized appreciation (depreciation) on investments	(55,593,892)

Net realized and unrealized gain (loss)	(46,884,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(45,061,332)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$1,822,732	$623,612
Net realized gain (loss)	8,709,828	54,489,973
Change in net unrealized appreciation (depreciation)	(55,593,892)	29,995,696
Net increase (decrease) in net assets resulting from operations	(45,061,332)	85,109,281

Distributions to Shareholders
From earnings:(1)
Investor Class	(60,872,390)	(30,665,842)
I Class	(2,151,580)	(1,310,721)
A Class	(1,924,288)	(1,379,611)
C Class	(194,670)	(87,493)
R Class	(1,385,413)	(829,884)
R5 Class	(23,818)	(5,652)
Decrease in net assets from distributions	(66,552,159)	(34,279,203)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	62,169,196	(60,229,187)

Net increase (decrease) in net assets	(49,444,295)	(9,399,109)

Net Assets
Beginning of period	661,038,281	670,437,390
End of period	$611,593,986	$661,038,281

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(785,449), $(64,889) and $(11) for Investor Class, I Class and R5 Class, respectively. Distributions from net realized gains were $(29,880,393), $(1,245,832), $(1,379,611), $(87,493), $(829,884) and $(5,641) for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

22

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of

23

the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$5,814,034	—	—	—	$5,814,034
Gross amount of recognized liabilities for securities lending transactions					$5,814,034

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 17% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.86%
I Class		0.0500% to 0.1100%	0.66%
A Class		0.2500% to 0.3100%	0.86%
C Class		0.2500% to 0.3100%	0.86%
R Class		0.2500% to 0.3100%	0.86%
R5 Class		0.0500% to 0.1100%	0.66%

24

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,064,317 and $7,269,304, respectively. The effect of interfund transactions on the Statement of Operations was $1,174,509 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $611,909,720 and $622,110,899, respectively.

25

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2019		Year ended June 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		340,000,000
Sold	8,566,116	$120,535,946	7,270,277	$111,592,178
Issued in reinvestment of distributions	4,843,836	59,918,460	1,991,057	30,226,281
Redeemed	(7,430,997)	(105,877,692)	(12,109,286)	(189,122,443)
	5,978,955	74,576,714	(2,847,952)	(47,303,984)
I Class/Shares Authorized	35,000,000		35,000,000
Sold	681,560	9,730,626	538,945	8,483,548
Issued in reinvestment of distributions	171,734	2,150,512	85,455	1,303,311
Redeemed	(1,157,692)	(16,981,008)	(661,717)	(10,287,095)
	(304,398)	(5,099,870)	(37,317)	(500,236)
A Class/Shares Authorized	35,000,000		35,000,000
Sold	219,970	3,035,504	249,098	3,779,255
Issued in reinvestment of distributions	134,925	1,621,800	77,935	1,156,559
Redeemed	(713,257)	(10,045,216)	(955,491)	(14,557,608)
	(358,362)	(5,387,912)	(628,458)	(9,621,794)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	17,797	249,506	30,730	452,208
Issued in reinvestment of distributions	15,968	182,677	5,737	82,103
Redeemed	(41,538)	(530,641)	(24,649)	(363,944)
	(7,773)	(98,458)	11,818	170,367
R Class/Shares Authorized	20,000,000		20,000,000
Sold	207,467	2,748,218	271,949	4,056,105
Issued in reinvestment of distributions	104,398	1,223,547	46,547	677,257
Redeemed	(446,703)	(5,902,157)	(525,637)	(7,911,493)
	(134,838)	(1,930,392)	(207,141)	(3,178,131)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	6,511	91,514	12,393	198,939
Issued in reinvestment of distributions	1,904	23,818	370	5,652
Redeemed	(455)	(6,218)	–	–
	7,960	109,114	12,763	204,591
Net increase (decrease)	5,181,544	$62,169,196	(3,696,287)	$(60,229,187)

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$602,477,188	—	—
Temporary Cash Investments	6,070	$9,465,452	—
Temporary Cash Investments - Securities Lending Collateral	5,814,034	—	—
	$608,297,292	$9,465,452	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2019, the effect of equity price risk derivative instruments on the Statement of Operations was $(341,986) in net realized gain (loss) on futures contract transactions.

27

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$7,819,252	$850,349
Long-term capital gains	$58,732,907	$33,428,854

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$585,963,803
Gross tax appreciation of investments	$72,639,336
Gross tax depreciation of investments	(40,840,395)
Net tax appreciation (depreciation) of investments	$31,798,941
Undistributed ordinary income	$1,241,700
Post-October capital loss deferral	$(20,384,844)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to return of capital dividends received.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$16.17	0.04	(1.39)	(1.35)	(0.01)	(1.53)	(1.54)	$13.28	(7.66)%	0.87%	0.30%	99%	$566,025
2018	$15.04	0.02	1.91	1.93	(0.02)	(0.78)	(0.80)	$16.17	13.18%	0.86%	0.11%	92%	$592,615
2017	$12.46	0.05	2.58	2.63	(0.05)	—	(0.05)	$15.04	21.19%	0.87%	0.37%	90%	$594,198
2016	$13.68	0.04	(1.22)	(1.18)	(0.04)	—	(0.04)	$12.46	(8.63)%	0.88%	0.36%	93%	$654,517
2015	$13.10	0.03	0.56	0.59	(0.01)	—	(0.01)	$13.68	4.51%	0.87%	0.25%	100%	$464,592
I Class
2019	$16.26	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.36	(7.50)%	0.67%	0.50%	99%	$18,293
2018	$15.11	0.05	1.92	1.97	(0.04)	(0.78)	(0.82)	$16.26	13.42%	0.66%	0.31%	92%	$27,213
2017	$12.52	0.08	2.59	2.67	(0.08)	—	(0.08)	$15.11	21.41%	0.67%	0.57%	90%	$25,863
2016	$13.76	0.07	(1.24)	(1.17)	(0.07)	—	(0.07)	$12.52	(8.50)%	0.68%	0.56%	93%	$34,094
2015	$13.15	0.06	0.57	0.63	(0.02)	—	(0.02)	$13.76	4.77%	0.67%	0.45%	100%	$39,483
A Class
2019	$15.78	—(3)	(1.36)	(1.36)	—	(1.53)	(1.53)	$12.89	(7.90)%	1.12%	0.05%	99%	$14,960
2018	$14.72	(0.02)	1.86	1.84	—	(0.78)	(0.78)	$15.78	12.90%	1.11%	(0.14)%	92%	$23,970
2017	$12.19	0.02	2.53	2.55	(0.02)	—	(0.02)	$14.72	20.85%	1.12%	0.12%	90%	$31,600
2016	$13.39	0.01	(1.20)	(1.19)	(0.01)	—	(0.01)	$12.19	(8.89)%	1.13%	0.11%	93%	$35,153
2015	$12.84	—(3)	0.55	0.55	—(3)	—	—(3)	$13.39	4.30%	1.12%	0.00%(4)	100%	$47,471

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$15.16	(0.10)	(1.31)	(1.41)	—	(1.53)	(1.53)	$12.22	(8.60)%	1.87%	(0.70)%	99%	$1,508
2018	$14.27	(0.13)	1.80	1.67	—	(0.78)	(0.78)	$15.16	12.01%	1.86%	(0.89)%	92%	$1,989
2017	$11.89	(0.08)	2.46	2.38	—	—	—	$14.27	20.02%	1.87%	(0.63)%	90%	$1,703
2016	$13.15	(0.07)	(1.19)	(1.26)	—	—	—	$11.89	(9.58)%	1.88%	(0.64)%	93%	$1,631
2015	$12.70	(0.09)	0.54	0.45	—	—	—	$13.15	3.54%	1.87%	(0.75)%	100%	$1,212
R Class
2019	$15.45	(0.03)	(1.34)	(1.37)	—	(1.53)	(1.53)	$12.55	(8.15)%	1.37%	(0.20)%	99%	$10,525
2018	$14.46	(0.06)	1.83	1.77	—	(0.78)	(0.78)	$15.45	12.56%	1.36%	(0.39)%	92%	$15,038
2017	$11.99	(0.02)	2.49	2.47	—	—	—	$14.46	20.60%	1.37%	(0.13)%	90%	$17,067
2016	$13.19	(0.01)	(1.19)	(1.20)	—	—	—	$11.99	(9.10)%	1.38%	(0.14)%	93%	$14,847
2015	$12.68	(0.03)	0.54	0.51	—	—	—	$13.19	4.02%	1.37%	(0.25)%	100%	$5,185
R5 Class
2019	$16.27	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.37	(7.49)%	0.67%	0.50%	99%	$282
2018	$15.12	0.06	1.90	1.96	(0.03)	(0.78)	(0.81)	$16.27	13.34%	0.66%	0.31%	92%	$213
2017(5)	$14.90	0.02	0.20	0.22	—	—	—	$15.12	1.48%	0.67%(6)	0.51%(6)	90%(7)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	April 10, 2017 (commencement of sale) through June 30, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.
For corporate taxpayers, the fund hereby designates $5,509,140, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.
The fund hereby designates $58,732,907, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.
The fund hereby designates $7,387,907 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 1908

Annual Report

June 30, 2019

Utilities Fund
Investor Class (BULIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Overcame Heightened Volatility

Most broad large- and mid-cap stock indices ended the 12-month period with gains. However, these positive results masked some severe volatility, which led to wide performance swings. For example, the S&P 500 Index returned -6.85% in the first half of the period and 18.54% in the second half, leaving the index up 10.42% for the year. Even more dramatic, the S&P Goldman Sachs Commodities Index returned -21.91% in the first half of the reporting period, 13.34% in the second half, and -11.49% overall.

Fed’s Flip Fueled Investor Optimism

In the first half, mounting concerns about slowing global economic and earnings growth and Federal Reserve (Fed) policy soured investor sentiment. After raising rates in September, the Fed hiked again in December and delivered a surprisingly hawkish rate-hike outlook that worried investors and fueled a steep sell-off among riskier assets. Meanwhile, the risk-off climate sparked a flight to quality. Treasury yields plunged, triggering a rally among perceived safe-haven assets.

The new year brought a renewed sense of stability to financial markets and a key policy pivot from the Fed. The central bank abruptly and unexpectedly ended its rate-hike campaign and adopted a dovish tone amid moderating global growth and inflation. Additionally, investors’ worst-case fears about growth, trade and corporate earnings eased. Equity valuations appeared attractive, and a rally ensued. At the same time, Treasury yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy, which supported continued gains for interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of your investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	12.26%	6.66%	10.44%	3/1/93
Russell 3000 Utilities Index	—	16.72%	8.26%	11.45%	—
S&P 500 Index	—	10.42%	10.71%	14.69%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2009

Value on June 30, 2019
Investor Class — $26,998

Russell 3000 Utilities Index — $29,592

S&P 500 Index — $39,416

Total Annual Fund Operating Expenses
Investor Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

Utilities returned 12.26% for the 12 months ended June 30, 2019, trailing the 16.72% return of its benchmark, the Russell 3000 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned 10.42%.

The Russell 3000 Utilities Index is primarily made up of utilities and communication services stocks but includes smaller allocations to other sectors. The utilities sector made up more than 60% of the index on average during the reporting period and contributed almost 12% of the index’s total return. The communication services sector, which represented nearly 40% of the index on average, generated roughly 5% of the index return. Information technology stocks, a tiny segment of the index, contributed only 0.04%. Compared with the Russell 3000 Utilities Index, the portfolio's underperformance was largely a result of stock selection decisions in the utilities sector.

Equity Volatility and Falling Rates Drive Utility Stock Performance

U.S. utility stock performance was supported during the period by three factors: investor demand for low-volatility, higher-yielding stocks, falling interest rates and revenue increases to finance large capital spending programs. Due to their sizable dividends and consistent revenue streams, utility stocks are often seen as comparatively stable investments when economic and earnings growth falter and stock prices fluctuate. In the fourth quarter of 2018 and again in May of 2019, equity markets experienced sharp volatility, which caused many investors to seek defensive stocks. This helped to support prices. Utility stocks are also characterized by their comparatively high and stable dividend payouts. As a result, they are attractive to income-oriented investors as an alternative or complement to bonds, particularly in a low rate environment. When bond yields fall, as they did during the reporting period, utility stocks become comparatively more attractive and outperform. In addition, utilities companies can carry significant amounts of debt to finance large capital spending programs, which means lower interest rates decrease their borrowing costs. These capital spending programs help facilities to become more efficient and environmentally friendly, and also allow regulated utilities to raise customer prices, increasing their revenue.

Electric Utilities Stocks Detracted the Most

The main source of weakness relative to the benchmark was electric utilities companies. PG&E was among the largest individual detractors from performance. The stock price fell precipitously in November due to potential losses associated with wildfire liabilities in California. Reduced exposure to NextEra Energy was also among the top detracting positions from overall performance. A position in Edison International also provided a headwind.

Positioning in the gas utilities industry also detracted from relative results. Most notably, a position in National Fuel Gas was among the leading detractors from portfolio results. The stock price fluctuated during the period, dropping the final few months of the fiscal year. Positioning in multi-utilities also detracted, where Public Service Enterprise Group and WEC Energy Group were among the leading individual detractors. Positioning in the water utilities also detracted from relative results. The portfolio had no exposure to the industry, which was among the better-performing segments of the benchmark.

Communication Services Another Source of Weakness

Stock selection in the communication services sector also detracted from relative performance. Wireless telecommunication services firms Telephone & Data Systems and Spok Holdings were

4

leading sources of weakness in the sector. Wireless companies have recently experienced increased costs associated with investments in 5G technology. These costs have reduced margins for some companies, weighing on stock prices. We exited our position in Telephone & Data Systems. Elsewhere in the sector, diversified telecommunication services company CenturyLink was among the leading individual detractors from portfolio performance. The stock price started a slide in late August, hurt by management turnover, earnings that missed estimates and dividend reductions.

Key Contributors Varied

Positioning within the information technology sector contributed to relative returns. Software company j2 Global made a significant contribution to relative performance, as did having no exposure to network infrastructure company Zayo Group Holdings. Although the utilities sector as a whole detracted, many notable individual contributions came from stock choices within the sector. AES, Portland General Electric and Ameren all made significant contributions to returns. In communication services, it was beneficial to underweight AT&T. We have significant exposure to AT&T, but less than the benchmark. The stock has generated significant free cash flow and has raised its dividend every year since 1984. AT&T underperformed during the period as investors worried about the company’s high level of debt issued in recent years and the intensity of its capital spending program.

Portfolio Positioning

We employ a structured, disciplined investment approach. We incorporate both growth and valuation measures into our stock selection process and attempt to balance the portfolio’s risk and expected return. We continue to overweight utilities and information technology stocks relative to the benchmark. The communication services sector is significantly underweight because of only modest exposure to diversified telecommunication services firms relative to the benchmark.

5

Fund Characteristics

JUNE 30, 2019
Top Ten Holdings	% of net assets
AT&T, Inc.	12.5%
Verizon Communications, Inc.	11.1%
Southern Co. (The)	4.9%
PPL Corp.	4.7%
Exelon Corp.	4.5%
American Electric Power Co., Inc.	4.5%
FirstEnergy Corp.	4.3%
Entergy Corp.	4.3%
Pinnacle West Capital Corp.	3.5%
Edison International	3.4%

Sub-Industry Allocation	% of net assets
Electric Utilities	47.8%
Integrated Telecommunication Services	23.6%
Multi-Utilities	19.7%
Independent Power Producers and Energy Traders	2.8%
Gas Utilities	2.5%
Application Software	1.6%
Wireless Telecommunication Services	0.6%
Alternative Carriers	0.4%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period(1) 1/1/19 - 6/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,107.80	$3.50	0.67%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

JUNE 30, 2019

	Shares	Value
COMMON STOCKS — 99.0%
Alternative Carriers — 0.4%
CenturyLink, Inc.	139,408	$1,639,438
Application Software — 1.6%
j2 Global, Inc.	71,955	6,396,080
Electric Utilities — 47.8%
American Electric Power Co., Inc.	206,513	18,175,209
Duke Energy Corp.	66,715	5,886,932
Edison International	207,762	14,005,236
El Paso Electric Co.	43,595	2,851,113
Entergy Corp.	168,791	17,373,658
Evergy, Inc.	88,164	5,303,065
Exelon Corp.	384,571	18,436,334
FirstEnergy Corp.	409,396	17,526,243
Hawaiian Electric Industries, Inc.	77,959	3,395,114
NextEra Energy, Inc.	51,857	10,623,425
OGE Energy Corp.	171,820	7,312,659
PG&E Corp.(1)	106,633	2,444,028
Pinnacle West Capital Corp.	149,415	14,058,457
PNM Resources, Inc.	67,563	3,439,632
Portland General Electric Co.	257,420	13,944,441
PPL Corp.	610,468	18,930,613
Southern Co. (The)	363,559	20,097,542
Spark Energy, Inc., Class A	71,126	795,900
		194,599,601
Gas Utilities — 2.5%
National Fuel Gas Co.	193,289	10,195,995
Independent Power Producers and Energy Traders — 2.8%
AES Corp.	463,144	7,762,294
NRG Energy, Inc.	100,935	3,544,837
		11,307,131
Integrated Telecommunication Services — 23.6%
AT&T, Inc.	1,521,542	50,986,872
Verizon Communications, Inc.	788,976	45,074,199
		96,061,071
Multi-Utilities — 19.7%
Ameren Corp.	94,672	7,110,814
Black Hills Corp.	66,737	5,216,831
CenterPoint Energy, Inc.	350,403	10,032,038
Consolidated Edison, Inc.	37,806	3,314,830
Dominion Energy, Inc.	80,156	6,197,662
DTE Energy Co.	46,732	5,976,088
MDU Resources Group, Inc.	126,871	3,273,272
9

	Shares	Value
NorthWestern Corp.	120,417	$8,688,087
Public Service Enterprise Group, Inc.	219,083	12,886,462
Sempra Energy	85,348	11,730,229
Unitil Corp.	20,002	1,197,920
WEC Energy Group, Inc.	53,025	4,420,694
		80,044,927
Wireless Telecommunication Services — 0.6%
Spok Holdings, Inc.	101,659	1,528,951
T-Mobile US, Inc.(1)	14,015	1,039,072
		2,568,023
TOTAL COMMON STOCKS (Cost $319,046,486)		402,812,266
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 2.75%, 12/31/19 - 2/15/29, valued at $3,294,053), in a joint trading account at 2.25%, dated 6/28/19, due 7/1/19 (Delivery value $3,234,816)		3,234,210
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $628,238), at 1.25%, dated 6/28/19, due 7/1/19 (Delivery value $613,064)		613,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,847,210)		3,847,210
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $322,893,696)		406,659,476
OTHER ASSETS AND LIABILITIES — 0.1%		288,716
TOTAL NET ASSETS — 100.0%		$406,948,192

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

JUNE 30, 2019
Assets
Investment securities, at value (cost of $322,893,696)	$406,659,476
Receivable for capital shares sold	53,323
Dividends and interest receivable	514,734
407,227,533

Liabilities
Disbursements in excess of demand deposit cash	1,306
Payable for capital shares redeemed	57,575
Accrued management fees	220,460
279,341

Net Assets	$406,948,192

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	260,000,000
Shares outstanding	22,761,681

Net Asset Value Per Share	$17.88

Net Assets Consist of:
Capital (par value and paid-in surplus)	$329,054,637
Distributable earnings	77,893,555
$406,948,192

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED JUNE 30, 2019
Investment Income (Loss)
Income:
Dividends	$15,689,797
Interest	56,396
15,746,193

Expenses:
Management fees	2,682,612
Directors' fees and expenses	28,282
Other expenses	4,103
2,714,997

Net investment income (loss)	13,031,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	5,319,519

Change in net unrealized appreciation (depreciation) on:
Investments	28,451,353
Translation of assets and liabilities in foreign currencies	(137)
28,451,216

Net realized and unrealized gain (loss)	33,770,735

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,801,931

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2019 AND JUNE 30, 2018
Increase (Decrease) in Net Assets	June 30, 2019	June 30, 2018
Operations
Net investment income (loss)	$13,031,196	$15,662,765
Net realized gain (loss)	5,319,519	948,911
Change in net unrealized appreciation (depreciation)	28,451,216	(17,700,487)
Net increase (decrease) in net assets resulting from operations	46,801,931	(1,088,811)

Distributions to Shareholders
From earnings(1)	(22,923,015)	(35,125,331)

Capital Share Transactions
Proceeds from shares sold	54,018,722	51,770,202
Proceeds from reinvestment of distributions	21,790,113	33,504,690
Payments for shares redeemed	(98,583,216)	(184,096,682)
Net increase (decrease) in net assets from capital share transactions	(22,774,381)	(98,821,790)

Net increase (decrease) in net assets	1,104,535	(135,035,932)

Net Assets
Beginning of period	405,843,657	540,879,589
End of period	$406,948,192	$405,843,657

Transactions in Shares of the Fund
Sold	3,095,555	2,935,538
Issued in reinvestment of distributions	1,249,905	1,910,190
Redeemed	(5,669,320)	(10,579,560)
Net increase (decrease) in shares of the fund	(1,323,860)	(5,733,832)

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(15,058,609). Distributions from net realized gains were $(20,066,722).

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2019

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The fund offers the Investor Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

15

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2019 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $826,003 and $5,328,427, respectively. The effect of interfund transactions on the Statement of Operations was $325,578 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2019 were $257,657,843 and $290,910,257, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$402,812,266	—	—
Temporary Cash Investments	—	$3,847,210	—
	$402,812,266	$3,847,210	—

16

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$14,317,731	$18,583,068
Long-term capital gains	$8,605,284	$16,542,263

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$325,808,364
Gross tax appreciation of investments	$83,184,239
Gross tax depreciation of investments	(2,333,127)
Net tax appreciation (depreciation) of investments	80,851,112
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,011)
Net tax appreciation (depreciation)	$80,850,101
Undistributed ordinary income	$193,802
Accumulated long-term gains	$33,980
Post-October capital loss deferral	$(3,184,328)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$16.85	0.56	1.46	2.02	(0.56)	(0.43)	(0.99)	$17.88	12.26%	0.67%	3.20%	64%	$406,948
2018	$18.14	0.58	(0.58)	—(3)	(0.56)	(0.73)	(1.29)	$16.85	(0.06)%	0.67%	3.31%	48%	$405,844
2017	$19.35	0.59	(0.48)	0.11	(0.58)	(0.74)	(1.32)	$18.14	0.61%	0.67%	3.17%	39%	$540,880
2016	$16.28	0.57	3.44	4.01	(0.54)	(0.40)	(0.94)	$19.35	25.76%	0.68%	3.35%	36%	$640,342
2015	$18.03	0.55	(0.98)	(0.43)	(0.58)	(0.74)	(1.32)	$16.28	(2.73)%	0.67%	3.14%	40%	$348,382

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Utilities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the five years in the period ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 16, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

19

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

23

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

24

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

25

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2019.

For corporate taxpayers, the fund hereby designates $14,317,731, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,289,051 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2019.

The fund hereby designates $8,605,284, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2019.

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 1908

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $412,559
FY 2019:    $409,775

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0 FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0 FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0 FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0 FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $182,303
FY 2019:    $181,197

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 23, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 23, 2019